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                                                                    Exhibit 10.4

                                                                  CONFORMED COPY

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                       GUARANTEE AND COLLATERAL AGREEMENT

                                     made by

                             NA HOLDING CORPORATION,

                         NORTH AMERICAN VAN LINES, INC.

                         and certain of its Subsidiaries

                                   in favor of

                            THE CHASE MANHATTAN BANK,
                  as Collateral Agent and Administrative Agent

                          Dated as of November 19, 1999

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                       GUARANTEE AND COLLATERAL AGREEMENT

            GUARANTEE AND COLLATERAL AGREEMENT, dated as of November 19, 1999, made by NORTH AMERICAN VAN LINES, INC., a Delaware corporation (the "Parent Borrower"), certain foreign subsidiaries of the Parent Borrower from time to time parties to the Credit Agreement referred to below (the "Foreign Subsidiary Borrowers"; together with the Parent Borrower, the "Borrowers"), NA HOLDING CORPORATION, a Delaware corporation ("Holding"), and each of the other signatories hereto (together with the Borrowers, Holding and any other Domestic Subsidiary of the Parent Borrower that becomes a party hereto from time to time after the date hereof, collectively, the "Granting Parties"; individually, a "Granting Party"), in favor of THE CHASE MANHATTAN BANK, as collateral agent and administrative agent (in such capacities, the "Administrative Agent") for the banks and other financial institutions (collectively, the "Lenders"; individually, a "Lender") from time to time parties to the Credit Agreement, dated as of November 19, 1999 (as amended, waived, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, the Lenders, The Bank of New York, as documentation agent, Banc of America Securities LLC, as syndication agent (in such capacity, the "Syndication Agent"), and the Administrative Agent.

                              W I T N E S S E T H:

            WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

            WHEREAS, it is a condition to the obligation of the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement that the Granting Parties shall execute and deliver this Agreement to the Administrative Agent for the benefit of the Lenders;

            WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to one or more of the other Granting Parties in connection with the operation of their respective businesses; and

            WHEREAS, the Borrowers and the other Granting Parties are engaged in related businesses, and each such Granting Party will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

            NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Granting Party hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties (as defined below), as follows:

                            SECTION 1. DEFINED TERMS
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            1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Code (as defined below) are used herein as so defined: Certificated Security, Chattel Paper, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Instruments and Inventory.

            (b) The following terms shall have the following meanings:

            "Accounts": all accounts (as defined in the Code) of the Grantors, including, without limitation, all Accounts (as defined in the Credit Agreement) of the Grantors, but in any event excluding all Accounts that have been sold or otherwise transferred in connection with a Permitted Receivables Securitization.

            "Administrative Agent": as defined in the Preamble hereto.

            "Agreement": this Guarantee and Collateral Agreement, as the same may be amended, waived, supplemented or otherwise modified from time to time.

            "Borrower Obligations": with respect to any Borrower, the collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of such Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of such Borrower's Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender (or, in the case of any Lender Hedge Agreement, any affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit, any letter of credit referred to in subsection 8.2(k) of the Credit Agreement issued by any Lender or any affiliate of any Lender, any Guarantee Obligations of such Borrower or any of its Subsidiaries referred to in subsection 8.4(b) of the Credit Agreement as to which any Lender or any affiliate thereof is a beneficiary, any Lender Hedge Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Borrower pursuant to the terms of any of the foregoing agreements).

            "Borrowers": as defined in the Preamble hereto.

            "Code": the Uniform Commercial Code as from time to time in effect in the State of New York.

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            "Collateral": as defined in Section 3.1, subject to the exclusions of Section 3.3.

            "Collateral Account Bank": The Chase Manhattan Bank or another bank which at all times is a Lender as selected by the relevant Grantor and notified to the Administrative Agent in writing promptly following such selection.

            "Collateral Proceeds Account": the cash collateral account established by the relevant Grantor at an office of the Collateral Account Bank in the name of the Administrative Agent.

            "Commitments": the collective reference to: (i) the Revolving Credit Commitments, (ii) the obligation of each Tranche A Term Loan Lender and each Tranche B Term Loan Lender, respectively, to make a Tranche A Term Loan and a Tranche B Term Loan, respectively, to the Parent Borrower pursuant to subsection 2.6 of the Credit Agreement, (iii) the Swing Line Commitment and (iv) the obligation of the Issuing Lender to issue Letters of Credit to any Borrower pursuant to subsection 3.1 of the Credit Agreement.

            "Contracts": with respect to any Grantor, the contracts, agreements, instruments and indentures listed on Schedule 8, as the same may from time to time be amended, waived, supplemented or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder.

            "Copyright Licenses": with respect to any Grantor, all United States written license agreements of such Grantor with any Person who is not an Affiliate or a Subsidiary providing for the grant by or to such Grantor of any right to use any Copyright of such Grantor, including, without limitation, the license agreements listed on Schedule 5 subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

            "Copyrights": with respect to any Grantor, all of such Grantor's right, title and interest in and to all United States copyrights, whether or not the underlying works of authorship have been published or registered, United States copyright registrations and copyright applications, including, without limitation, the copyright registrations listed on Schedule 5, and (a) all renewals thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof and (c) the right to sue or otherwise recover for past, present and future infringements thereof.

            "Credit Agreement": as defined in the Preamble hereto.

            "Foreign Subsidiary Borrowers": as defined in the Preamble hereto.

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            "General Fund Account": the general fund account of the relevant
      Grantor established at the same office of the Collateral Account Bank as the Collateral Proceeds Account.

            "Granting Party" and "Granting Parties": as defined in the Preamble hereto.

            "Grantor": the Borrowers and each Subsidiary of the Borrower that, from time to time, becomes a party hereto.

            "Guarantor Obligations": with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, to the Other Representatives or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

            "Guarantors": the collective reference to each Granting Party other than the Foreign Subsidiary Borrowers and any Foreign Subsidiary Holdco.

            "Holding": as defined in the Preamble hereto.

            "Intellectual Property": with respect to any Grantor, the collective reference to such Grantor's Copyrights, Copyright Licenses, Patents, Patent Licenses, Trade Secrets, Trademarks and Trademark Licenses.

            "Intercompany Note": with respect to any Grantor, any promissory note in a principal amount in excess of $1,000,000 evidencing loans made by such Grantor to Holding, or any of its Subsidiaries.

            "Investment Property": the collective reference to: (i) all "investment property" as such term is defined in Section 9-115 of the Uniform Commercial Code in effect in the State of New York on the date hereof, and (ii) whether or not constituting "investment property" as so defined, all Pledged Securities.

            "IP Collateral": with respect to any Grantor, the collective reference to such Grantor's Patents, Patent Licenses, Trademarks, Trademark Licenses, General Intangibles connected with the use of or symbolized by the Trademarks and Patents and, to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

            "Issuers": the collective reference to the Persons identified on
      Schedule 2 as the issuers of a Pledged Security.

            "Lender" and "Lenders": as defined in the Preamble hereto.

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            "Lender Hedge Agreements": as to any Grantor, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person with any Lender (or any affiliate of any Lender) providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies, including, without limitation, all Interest Rate Protection Agreements and Permitted Hedging Arrangements.

            "Obligations": (i) in the case of each Borrower, its Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

            "Parent Borrower": as defined in the Preamble hereto.

            "Patent Licenses": with respect to any Grantor, all United States written license agreements of such Grantor with any Person who is not an Affiliate or a Subsidiary concerning any of the Patents of such Grantor or such other Person's patents, whether such Grantor is a licensor or a licensee under any such agreement, including, without limitation, the license agreements listed on Schedule 5, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

            "Patents": with respect to any Grantor, all of such Grantor's right, title and interest in and to all United States patents, patent applications and patentable inventions, including, without limitation, all patents and patent applications identified in Schedule 5, and including, without limitation, (a) all inventions and improvements described and claimed therein, (b) the right to sue or otherwise recover for any and all past, present and future infringements thereof, (c) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof) and (d) all other rights corresponding thereto in the United States and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto.

            "Pledged Collateral": as defined in Section 3.2(b), subject to the exclusions of Section 3.3.

            "Pledged Notes": with respect to any Pledgor, (i) all Intercompany Notes at any time issued to such Pledgor and (ii) each other promissory note in a principal amount in excess of $1,000,000 issued to or held by such Pledgor (other than, in the case of this clause (ii), promissory notes issued in connection with extensions of trade credit by any Pledgor in the ordinary course of business) including, without limitation, all such notes listed on Schedule 2.

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            "Pledged Securities": the collective reference to the Pledged Notes and the Pledged Stock.

            "Pledged Stock": with respect to any Pledgor, the shares of Capital Stock listed on Schedule 2 as held by such Pledgor, provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, directly or indirectly, (x) any Capital Stock of any Subsidiary other than a Material Subsidiary or (y) more than 65% of any series of the outstanding Capital Stock of any Foreign Subsidiary or Foreign Subsidiary Holdco pursuant to this Agreement.

            "Pledgor": Holding (with respect to Pledged Stock of the Parent Borrower), the Parent Borrower (with respect to Pledged Stock of each Material Subsidiary that is a Domestic Subsidiary, each Foreign Subsidiary Borrower and each Foreign Subsidiary Holdco and any other Pledged Securities held by the Parent Borrower) and any other Granting Party (with respect to Pledged Securities held by such Granting Party).

            "Premium Fund Trust Account ": a fiduciary account maintained by an insurance agency into which premium moneys held for the benefit of others related to insurance policies maintained in the ordinary course of business of the policy holder are deposited.

            "Proceeds": all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, Proceeds of Pledged Securities shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

            "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance, including, without limitation, any Account.

            "Secured Parties": the collective reference to (a) the Administrative Agent, (b) the Syndication Agent, (c) the Lenders (including, without limitation, the Issuing Lender and the Swing Line Lender), (d) each Lender or any affiliate of such Lender which has entered into any Lender Hedge Agreement with any of the Borrowers or any of their Subsidiaries, issued any letter of credit referred to in subsection 8.2(k) of the Credit Agreement, or is the beneficiary of any Guarantee Obligation referred to in subsection 8.4(b) of the Credit Agreement and (e) the successors and assigns of any of the foregoing.

            "Security Collateral": as defined in Section 3.2, subject to the exclusions of Section 3.3.

            "Subsidiary Guarantor": each Material Subsidiary of the Parent Borrower other than any Insurance Subsidiary, MSS, any Foreign Subsidiary and any Foreign Subsidiary Holdco.

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            "Syndication Agent": as defined in the Preamble hereto.

            "Trademark Licenses": with respect to any Grantor, all United States written license agreements of such Grantor with any Person who is not an Affiliate or a Subsidiary concerning any of the Trademarks of such Grantor or such other Person's names or trademarks, whether such Grantor is a licensor or a licensee under any such agreement, including, without limitation, the license agreements listed on Schedule 5, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

            "Trademarks": with respect to any Grantor, all of such Grantor's right, title and interest in and to all United States trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, trademark and service mark registrations, and applications for trademark or service mark registrations (except for "intent to use" applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. Section 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed), and any renewals thereof, including, without limitation, each registration and application identified in Schedule 5, and including, without limitation, (a) the right to sue or otherwise recover for any and all past, present and future infringements or dilutions thereof, (b) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof) and (c) all other rights corresponding thereto and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin or business identifiers.

            "Trade Secrets": with respect to any Grantor, all of such Grantor's right, title and interest in and to all United States trade secrets, including, without limitation, know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, including, without limitation, (a) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses, non-disclosure agreements and memoranda of understanding entered into in connection therewith, and damages and payments for past, present or future misappropriations thereof and (b) the right to sue or otherwise recover for past, present or future misappropriations thereof.

            "Vehicles": all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of Indiana or Illinois and all tires and other appurtenances to any of the foregoing.

            1.2 Other Definitional Provisions. (a) The words "hereof", "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this

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Agreement as a whole and not to any particular provision of this Agreement, and
Section, Schedule and Annex references are to this Agreement unless otherwise specified.

            (b The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

            (c Where the context requires, terms relating to the Collateral, Pledged Collateral or Security Collateral, or any part thereof, when used in relation to a Granting Party shall refer to such Granting Party's Collateral, Pledged Collateral or Security Collateral or the relevant part thereof.

            (d All references in this Agreement to any of the property described in the definition of the term "Collateral" or "Pledged Collateral", or to any Proceeds thereof, shall be deemed to be references thereto only to the extent the same constitute Collateral or Pledged Collateral, respectively.

                              SECTION 2. GUARANTEE

            2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by each Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligation of such Borrower.

            (b Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable law, including applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

            (c Each Guarantor agrees that the total amount of Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any other Secured Party hereunder.

            (d The guarantee contained in this Section 2 shall remain in full force and effect until the earlier to occur of (i) the first date on which all the Loans, any Reimbursement Obligations, all other Borrower Obligations then due and owing, and the obligations of each Guarantor under the guarantee contained in this Section 2 then due and owing shall have been satisfied by payment in full in cash, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement any of the Borrowers may be free from any Borrower Obligations or (ii) as to any Guarantor, the sale or other disposition of all of the Capital Stock of such Guarantor permitted under the Credit Agreement.

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            (e No payment made by any of the Borrowers, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Secured Party from any of the Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of any of the Borrower Obligations or any payment received or collected from such Guarantor in respect of any of the Borrower Obligations), remain liable for each of the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the earlier to occur of (i) the first date on which all the Loans, any Reimbursement Obligations, and all other Borrower Obligations then due and owing are paid in full in cash, no Letter of Credit shall be outstanding and the Commitments are terminated or (ii) the sale or other disposition of all of the Capital Stock of such Guarantor permitted under the Credit Agreement.

            2.2 Right of Contribution. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Administrative Agent and the other Secured Parties, and each Subsidiary Guarantor shall remain liable to the Administrative Agent and the other Secured Parties for the full amount guaranteed by such Subsidiary Guarantor hereunder.

            2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any other Secured Party against any of the Borrowers or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any other Secured Party for the payment of any of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any of the Borrowers or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the other Secured Parties by each of the Borrowers on account of its Borrower Obligations are paid in full in cash, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full in cash, such amount shall be held by such Guarantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be held as collateral security for all of the Borrower Obligations (whether matured or unmatured) guaranteed by such Guarantor and/or then or at any time thereafter may be applied against any Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

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            2.4 Amendments, etc. with respect to the Borrower Obligations. To the maximum extent permitted by applicable law, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any other Secured Party may be rescinded by the Administrative Agent or such other Secured Party and any of the Borrower Obligations continued, and any of the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any other Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, waived, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders and/or such other requisite percentage of the Lenders as is required pursuant to subsection 11.1 of the Credit Agreement, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any other Secured Party for the payment of any of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for any of the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto, except to the extent required by applicable law.

            2.5 Guarantee Absolute and Unconditional. Each Guarantor waives, to the maximum extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; each of the Borrower Obligations, and any obligation contained therein, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between any of the Borrowers and any of the Guarantors, on the one hand, and the Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives, to the maximum extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any of the Borrowers or any of the other Guarantors with respect to any of the Borrower Obligations. Each Guarantor understands and agrees, to the extent permitted by applicable law, that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment. Each Guarantor hereby waives, to the maximum extent permitted by applicable law, any and all defenses that it may have arising out of or in connection with any and all of the following: (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any of the Borrowers against the Administrative Agent or any other Secured Party, (c) any change in the time, place, manner or place of payment, amendment, or waiver or increase in any of the Obligations,
(d) any exchange, taking, or release of Collateral, (e) any change in the corporate structure or existence of any of the Borrowers, (f) any application of Collateral to any of the Obligations in accordance with the terms of this Agreement or (g) any other circumstance whatsoever, other than indefeasible payment in full in cash of all Borrower Obligations, which (with or without notice to or knowledge of any of the Borrowers or such Guarantor) constitutes, or might be construed to constitute, an equitable or legal discharge of any of the Borrowers for its Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any of the Borrowers, any other Guarantor or any other Person or against any collateral security or guarantee for any of the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any of the Borrowers, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any of the Borrowers, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any other Secured Party against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

            2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

            2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017 or such other address of the Administrative Agent as may be designated to the Parent Borrower and such Guarantor from time to time in accordance with subsection 11.2 of the Credit Agreement.

                      SECTION 3. GRANT OF SECURITY INTEREST

            3.1 Collateral. Subject to Section 3.3, each Granting Party that is a Grantor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of the following property (or their equivalent in the applicable foreign country, in the case of Foreign Subsidiary Borrowers) now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Grantor:

            (a  all Accounts;

            (b  all Chattel Paper;

            (c  all Contracts;

            (d  all Documents;

            (e  all Equipment;

            (f  all General Intangibles;

            (g  all Instruments;

            (h  all Intellectual Property;

            (i  all Inventory;

            (j  all Vehicles;

            (k  the Collateral Proceeds Account;

            (l from and after the date a security interest therein may be perfected by the filing of financing statements under the Uniform Commercial Code, commercial tort claims;

            (m  all books and records pertaining to any of the foregoing; and

            (n to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that, in the case of each Grantor, Collateral shall not include any Pledged Collateral, or any property or assets specifically excluded from Pledged Collateral (including any Capital Stock of any Foreign Subsidiary or Foreign Subsidiary Holdco in excess of 65% of any series of such stock); and provided, further, that, for the avoidance of doubt, the security interest granted herein by any Grantor that is a Foreign Subsidiary Borrower shall not secure any Obligations other than the Obligations of such Foreign Subsidiary Borrower.

            3.2 Pledged Collateral. (a) Subject to Section 3.3, each Granting Party that is a Pledgor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of the Pledged Securities and other Investment Property now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof, as collateral security for the prompt and complete performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Pledgor; (the Collateral (if any) and the Pledged Collateral (if any) of any Granting Party being collectively referred to herein as such Granting Party's "Security Collateral"); provided that Pledged Collateral shall not include any Capital Stock of any Foreign Subsidiary or Foreign Subsidiary Holdco in excess of 65% of any series of such stock to the extent that any Obligations are secured by such security interest (except as provided in paragraph (b)), but shall include Investment Property in the nature of Capital Stock of a Domestic Subsidiary that is not a Material Subsidiary.

            (b Each Granting Party that is a Pledgor and is a Foreign Subsidiary Borrower hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in 100% of the Capital Stock of each Material Subsidiary now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof (together with the Pledged Securities and Investment Property and Proceeds thereof referred to in subsection 3.2(a), the "Pledged Collateral"), as collateral security for the prompt and complete performance when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations of such Foreign Subsidiary Borrower; provided that, for the avoidance of doubt, the security interest granted herein by any Pledgor that is a Foreign Subsidiary Borrower shall not secure any Obligations other than the Obligations of such Foreign Subsidiary Borrower.

            3.3 Certain Exceptions. No security interest is or will be granted pursuant hereto in (and the terms Collateral, Pledged Collateral and Security Collateral shall not include) the right, title and interest of any Granting Party under or in:

            (a any Instruments, Contracts, Chattel Paper, General Intangibles, Investment Property, Copyright Licenses, Patent Licenses, Trademark Licenses or other contracts or agreements with or issued by Persons other than a Subsidiary of Holding (collectively, "Excluded Agreements") that would otherwise be included in the Security Collateral (and such Excluded Agreements shall not be deemed to constitute a part of the Security Collateral) for so long as, and to the extent that, the granting of such a security interest pursuant hereto would result in a breach, default or termination of such Excluded Agreements;

            (b any Equipment that would otherwise be included in the Security Collateral (and such Equipment shall not be deemed to constitute a part of the Security Collateral) if such Equipment is subject to a Lien permitted by subsection 8.3(h) or (o) of the Credit Agreement;

            (c any property that would otherwise be included in Security Collateral that has been sold or otherwise transferred in a Permitted Receivables Securitization or that is subject to any Lien permitted under subsection 8.3(m) of the Credit Agreement or constitutes the Proceeds or products of any property that has been so sold or otherwise transferred; or

            (d any amounts that may be maintained in a Premium Fund Trust
      Account.

                    SECTION 4. REPRESENTATIONS AND WARRANTIES

            4.1 Representations and Warranties of Each Guarantor. To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Guarantor hereby represents and warrants to the Administrative Agent and each other Secured Party that the representations and warranties set forth in Section 5 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which representations and warranties is hereby incorporated herein by reference, are true and correct in all material respects, and the Administrative Agent and each other Secured Party shall be entitled to rely on each of such representations and warranties as if fully set forth herein; provided that each reference in each such representation and warranty to the Parent Borrower's knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor's knowledge.

            4.2 Representations and Warranties of Each Grantor. To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each other Secured Party that:

            4.2.1 Title; No Other Liens. Except for the security interests granted to the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement and the other Liens permitted to exist on such Grantor's Collateral by the Credit Agreement (including without limitation subsection 8.3 thereof), such Grantor owns each material item of such Grantor's Collateral free and clear of any and all Liens. Except as set forth on Schedule 6, no financing statement or other similar public notice with respect to all or any part of such Grantor's Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement (including without limitation subsection 8.3 thereof) or any other Loan Document or for which termination statements will be delivered on the Effective Date.

            4.2.2 Perfected First Priority Liens. (i) This Agreement is effective to create, as collateral security for the Obligations of such Grantor, valid and enforceable Liens on such Grantor's Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            (ii) Except with regard to Liens (if any) on Specified Assets, upon the completion of the Filings, and the delivery to and continuing possession by the Administrative Agent of all Instruments, Chattel Paper and Documents, a security interest in which is perfected by possession, the Liens created pursuant to this Agreement will constitute valid Liens on and (to the extent provided herein) perfected security interests in such Grantor's Collateral in favor of the Administrative Agent for the benefit of the Secured Parties, and will be prior to all other Liens of all other Persons other than Permitted Liens, and which Liens are enforceable as such as against all other Persons other than Ordinary Course Buyers, except to the extent that (a) the recording of applicable documents in the United States Patent and Trademark Office or the United States Copyright Office may be necessary for perfection or enforceability, (b) the certificate of title for any Vehicle has not been retitled with the motor vehicle department of the state in which such Vehicle is titled to notate the Lien thereon in favor of the Administrative Agent and (c) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) or by an implied covenant of good faith and fair dealing. As used in this Section 4.2.2(ii), the following terms shall have the following meanings:

            "Filings": the filing or recording of the Financing Statements, the Mortgages, and this Agreement as set forth in subsection 5.14 of the Credit Agreement, and any filings after the Effective Date in any other jurisdiction as may be necessary under any Requirement of Law.

            "Financing Statements": the financing statements delivered to the Administrative Agent by each Grantor on the Effective Date for filing in the jurisdictions listed on Schedule 5.14 to the Credit Agreement (which Financing Statements are in proper form for filing in such jurisdictions).

            "Ordinary Course Buyers": with respect to goods only, buyers in the ordinary course of business to the extent provided in Section 9-307(1) of the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

            "Permitted Liens": Liens permitted pursuant to the Loan Documents, including without limitation, those permitted to exist pursuant to subsection 8.3 of the Credit Agreement.

            "Specified Assets": the following property and assets of each
      Grantor:

            (1) Equipment constituting Fixtures;

            (2) Patents, Patent Licenses, Trademarks and Trademark Licenses to the extent that (a) Liens thereon cannot be perfected by the filing of financing statements under the Uniform Commercial Code or by the filing and acceptance thereof in the United States Patent and Trademark Office or
      (b) such Patents, Patent Licenses, Trademarks and Trademark Licenses are not, individually or in the aggregate, material to the business of the Parent Borrower and its Subsidiaries taken as a whole;

            (3) Copyrights and Copyright Licenses and Accounts or Receivables arising therefrom only to the extent that the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction is not applicable to the creation or perfection of Liens thereon;

            (4) uncertificated securities;

            (5) Collateral for which the perfection of Liens thereon requires filings in or other actions under the laws of jurisdictions outside of the United States of America, any State, territory or dependency thereof or the District of Columbia;

            (6) Contracts, Accounts or Receivables on which the United States of America or any department, agency or instrumentality thereof is the Obligor, and property or assets subject to any rights reserved in favor of the United States government as required under law;

            (7) goods included in Collateral received by any Person for "sale or return" within the meaning of Section 2-326 of the Uniform Commercial Code of the applicable jurisdiction, to the extent of claims of creditors of such Person;

            (8) Proceeds of Accounts, Receivables or Inventory until transferred to or deposited in the Collateral Proceeds Account; and

            (9) Equipment at various sales offices with a fair market value of less than $10,000 per sales office and mobile goods.

            4.2.3 Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization and the location of such Grantor's chief executive office or sole place of business are specified on Schedule 3.

            4.2.4 Inventory and Equipment. On the date hereof, such Grantor's Inventory and Equipment (other than equipment at various sales offices with a fair market value of less than $10,000 per sales office and mobile goods) are kept at the locations listed on Schedule 4.

            4.2.5 Farm Products. None of such Grantor's Collateral constitutes, or is the Proceeds of, Farm Products.

            4.2.6 Receivables. (i) The amounts represented by such Grantor to the Administrative Agent or the other Secured Parties from time to time as owing by each account debtor or by all account debtors in respect of such Grantor's Receivables constituting Security Collateral will at such time be the correct amount, in all material respects, actually owing by such account debtor or debtors thereunder, except to the extent that appropriate reserves therefor have been established on the books of such Grantor in accordance with GAAP.

            (ii) The places where such Grantor keeps its records concerning such Grantor's Receivables constituting Security Collateral are listed on Schedule 7 or such other location or locations of which such Grantor shall have provided prior written notice to the Administrative Agent pursuant to Section 5.2.5 hereof.

            (iii) Unless otherwise indicated in writing to the Administrative Agent, each Receivable constituting Security Collateral of such Grantor arises out of a bona fide sale and delivery of goods or rendition of services by such Grantor.

            (iv) Such Grantor has not given any account debtor any deduction in respect of the amount due under any such Account, except in the ordinary course of business or as such Grantor may otherwise advise the Administrative Agent in writing.

            4.2.7 Intellectual Property. Schedule 5 lists all material United States patents, patent applications, trademark registrations, trademark applications, copyright registrations and copyright applications owned by such Grantor in its own name as of the date hereof and all material Trademark Licenses, Patent Licenses and Copyright Licenses to which such Grantor is a party on the date hereof. Except as set forth on Schedule 5, on the date hereof:

            (i) each patent, patent application, trademark registration, trademark application, copyright registration and copyright application of such Grantor set forth on Schedule 5 is subsisting, has not been adjudged invalid, unregisterable or unpatentable, as the case may be, or unenforceable in any respect that would reasonably be expected to have a Material Adverse Effect and to the best of such Grantor's knowledge, is valid, registerable or patentable, as the case may be, and enforceable; and

            (ii) no claim has been made and is continuing or, to the knowledge of such Grantor, threatened that the use by such Grantor of any item of IP Collateral is invalid or unenforceable or that the use by such Grantor of any IP Collateral does or may violate the rights of any Person, which would have a Material Adverse Effect. To such Grantor's knowledge, there is currently no infringement or unauthorized use of any item of IP Collateral contained on
Schedule 5 hereto which would have a Material Adverse Effect.

            4.2.8 Contracts. (i) No consent of any party (other than such Grantor) to any of such Grantor's Contracts is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement.

            (ii) Each of such Grantor's Contracts is in full force and effect and constitutes a valid and legally enforceable obligation of such Grantor and, to such Grantor's knowledge, each of the other parties thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            (iii) No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of such Grantor's Contracts by such Grantor or, to such Grantor's knowledge, any other party thereto, other than those which have been duly obtained, made or performed, or where the failure to have obtained such consent or authorization or to make such filing or take such action, would not reasonably be expected to result in a Material Adverse Effect.

            (iv) Neither such Grantor nor (to the best of such Grantor's knowledge) any of the other parties to such Grantor's Contracts is in default in any material respect in the performance or observance of any of the terms thereof.

            (v) The right, title and interest of such Grantor in, to and under such Grantor's Contracts are not subject to any material defenses, offsets, counterclaims or claims.

            (vi) Such Grantor has delivered to the Administrative Agent a complete and correct copy of each of such Grantor's Contracts, including all amendments, supplements and other modifications thereto.

            4.2.9 Vehicles. Schedule 9 is a list of all Vehicles owned by such Grantor on the date hereof which is accurate in all material respects. The aggregate book value as of the date hereof of all vehicles owned by any Grantor and that are registered in a jurisdiction other than the State of Indiana or the State of Illinois is $963,064.

            4.3 Representations and Warranties of Each Pledgor. To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Pledgor hereby represents and warrants to the Administrative Agent and each other Secured Party that:

            4.3.1 (a) The shares of Pledged Stock pledged by such Pledgor hereunder constitute (i) in the case of Pledged Stock constituting Capital Stock of any Domestic Subsidiary, all the issued and outstanding shares of all classes of the Capital Stock of each such Domestic Subsidiary owned by such Pledgor,
(ii) in the case of any Pledgor that is a Foreign Subsidiary Borrower, all the issued and outstanding shares of all classes of the Capital Stock of any Subsidiary owned by such Pledgor and (iii) in the case of any Pledged Stock constituting Capital Stock of Foreign Subsidiary Holdco or any Foreign Subsidiary not covered by clause (ii), such percentage (not more than 65%) as is specified on Schedule 2 of all the issued and outstanding shares of all classes of the Capital Stock of each such Foreign Subsidiary Holdco and each such Foreign Subsidiary owned by such Pledgor.

            4.3.2 All the shares of the Pledged Stock pledged by such Pledgor hereunder have been duly and validly issued and are fully paid and nonassessable.

            4.3.3 Each of the Intercompany Notes pledged by such Pledgor hereunder constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            4.3.4 Such Pledgor is the record and beneficial owner of, and has good title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and Liens arising by operation of law or permitted by the Credit Agreement.

            4.3.5 Upon delivery to the Administrative Agent of the certificates evidencing the Pledged Securities held by such Pledgor, together with duly executed stock or bond powers or other instruments of transfer, the security interest created by this Agreement in such Pledged Collateral, assuming the continuing possession of such Pledged Securities by the Administrative Agent, will constitute a valid, perfected first priority security interest in such Pledged Collateral to the extent provided in the Code, enforceable in accordance with its terms against all creditors of such Pledgor and any persons purporting to purchase such Pledged Collateral from such Pledgor, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            4.3.6 Upon the filing of financing statements in the appropriate jurisdiction under the Code, the security interest created by this Agreement in such Pledged Securities that constitute uncertificated securities, will constitute a valid, perfected first priority security interest in such Pledged Securities constituting uncertificated securities to the extent provided in and governed by the Code, enforceable in accordance with its terms against all creditors of such Pledgor and any persons purporting to purchase such Pledged Securities from such Pledgor, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding equity or at law) and an implied covenant of good faith and fair dealing.

                              SECTION 5. COVENANTS

            5.1 Covenants of Each Guarantor. Each Guarantor covenants and agrees with the Administrative Agent and the other Secured Parties that, from and after the date of this Agreement until the earlier to occur of (i) the date upon which the Loans, any Reimbursement Obligations, and all other Obligations then due and owing shall have been paid in full in cash, no Letter of Credit shall be outstanding and the Commitments shall have terminated, or (ii) as to any Guarantor the date upon which all the Capital Stock of such Guarantor shall have been sold or otherwise disposed of in accordance with the terms of the Credit Agreement, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

            5.2 Covenants of Each Grantor. Each Grantor covenants and agrees with the Administrative Agent and the other Secured Parties that, from and after the date of this Agreement until the earlier to occur of (i) the date upon which the Loans, any Reimbursement Obligations, and all other Obligations then due and owing shall have been paid in full in cash, no Letter of Credit shall be outstanding and the Commitments shall have terminated, or (ii) as to any Guarantor to the date upon which all the Capital Stock of such Guarantor shall have been sold or otherwise disposed of in accordance with the terms of the Credit Agreement:

            5.2.1 Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of such Grantor's Collateral shall be or become evidenced by any Instrument or Chattel Paper, except as provided in the following sentence, such Grantor shall be entitled to retain possession of all Collateral of such Grantor evidenced by any Instrument or Chattel Paper, and shall hold all such Collateral in trust for the Administrative Agent, for the ratable benefit of the Secured Parties. In the event that an Event of Default shall have occurred and be continuing, upon the request of the Administrative Agent, such Instrument or Chattel Paper shall be promptly delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement. Such Grantor shall not permit any other Person to possess any such Collateral at any time other than in connection with any Permitted Receivables Securitization or any Disposition of such Collateral in a transaction permitted by the Credit Agreement.

            5.2.2 Maintenance of Insurance. (i) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (a) insuring such Grantor's Inventory, Equipment and Vehicles against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or a similar business and (b) insuring such Grantor, the Administrative Agent and the other Secured Parties against liability for personal injury and property damage relating to such Inventory, Equipment and Vehicles, such policies to be in such amounts and covering at least such risks as are usually insured against by companies engaged in the same or a similar business.

            (ii) All such insurance shall (a) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 15 days after receipt by the Administrative Agent of written notice thereof, (b) name the Administrative Agent as an additional insured party or loss payee and (c) include deductibles consistent with past practice or otherwise consistent with industry practice or otherwise reasonably satisfactory to the Administrative Agent.

            (iii) Such Grantor (limited solely to the Parent Borrower) shall deliver to the Administrative Agent and the other Secured Parties reports of one or more reputable insurance brokers of the individual insurance companies with respect to such insurance as the Administrative Agent may from time to time reasonably request.

            5.2.3 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all material taxes, assessments and governmental charges or levies imposed upon such Grantor's Collateral or in respect of income or profits therefrom, as well as all material claims of any kind (including, without limitation, material claims for labor, materials and supplies) against or with respect to such Grantor's Collateral, except that no such tax, assessment, charge or levy need be paid or satisfied if the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor.

            5.2.4 Maintenance of Perfected Security Interest; Further Documentation. (i) Such Grantor shall maintain the security interest created by this Agreement in such Grantor's Collateral as a perfected security interest having at least the priority described in Section 4.2.2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

            (ii) Such Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing such Grantor's Collateral and such other reports in connection with such Grantor's Collateral as the Administrative Agent may reasonably request in writing, all in reasonable detail.

            (iii) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Grantor, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

            5.2.5 Changes in Locations, Name, etc. Such Grantor will not, except upon not less than 10 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent, if applicable, of a written supplement to
Schedule 4 showing any additional location at which such Grantor's Inventory or Equipment shall be kept:

            (i) permit any of such Grantor's Inventory or Equipment to be kept at a location other than the location(s) applicable to such Grantor listed on Schedule 4 (other than (A) Inventory or Equipment being conveyed, sold, leased, assigned, transferred or otherwise disposed of as permitted by the Credit Agreement, (B) equipment at various sales offices with a fair market value of less than $10,000 per sales office and (C) mobile goods);

            (ii) change the location of its chief executive office or sole place of business from that referred to in Section 4.2.3; or

            (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become misleading;

provided that, prior to taking any such action, or promptly after receiving a written request therefor from the Administrative Agent, such Grantor shall deliver to the Administrative Agent all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein.

            5.2.6 Notices. Such Grantor will advise the Administrative Agent promptly, in reasonable detail, of:

            (i) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of such Grantor's Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

            (ii) of the occurrence of any other event which would reasonably be expected to have a material adverse effect on the aggregate value of such Grantor's Collateral or on the security interests created hereby.

            5.2.7 Pledged Securities. In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.3.1 with respect to the Pledged Securities issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to
Section 6.3(c) or 6.7 with respect to the Pledged Securities issued by it.

            5.2.8 Receivables. (i) Other than in the ordinary course of business or as expressly permitted by the Loan Documents, such Grantor will not (a) grant any extension of the time of payment of any of such Grantor's Receivables, (b) compromise or settle any such Receivable for less than the full amount thereof,
(c) release, wholly or partially, any Person liable for the payment of any Receivable or (d) allow any credit or discount whatsoever on any such Receivable unless such extensions, compromises, settlements, releases, credits or discounts would not reasonably be expected to materially adversely affect the value of the Receivables constituting Collateral taken as a whole.

            (ii) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 10% of the aggregate amount of the then outstanding Receivables.

            5.2.9 Maintenance of Records. Such Grantor will keep and maintain at its own cost and expense reasonably satisfactory and complete records of its Collateral, including, without limitation, a record of all payments received and all credits granted with respect to such Collateral, and shall mark such records to evidence this Agreement and the Liens and the security interests created hereby. For the Administrative Agent's and the other Secured Parties' further security, the Administrative Agent, for the benefit of the Secured Parties, shall have a security interest in all of such Grantor's books and records pertaining to such Grantor's Collateral.

            5.2.10 Intellectual Property. (i) Such Grantor agrees that, should it obtain an ownership interest in any material (x) registration of Copyright, Patent or Trademark or (y) any exclusive rights under a material Copyright License, Patent License or Trademark License which is not now a part of the Collateral, (A) the provisions of Section 3 shall automatically apply thereto,
(B) any such Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License shall automatically become part of the Collateral, and (C) with respect to any ownership interest in any such Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License that such Grantor should obtain, it shall give notice thereof to the

Administrative Agent in writing, in reasonable detail, at its address set forth in the Credit Agreement within 45 days after the end of the calendar quarter in which it obtains such ownership interest. Such Grantor authorizes the Administrative Agent to modify this Agreement by amending Schedule 5 (and will cooperate reasonably with the Administrative Agent in effecting any such amendment) to include on Schedule 5 any Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License of which it receives notice under this Section, or to prepare and file with the United States Patent and Trademark Office or the United States Copyright Office a supplement to this Agreement to include any Copyright, Patent or Trademark of which it receives notice under this Section.

            (ii) Except as permitted in the Loan Documents, such Grantor agrees to take all reasonably necessary steps, including, without limitation, in the United States Patent and Trademark Office or in any court, to (A) maintain each trademark registration and each Trademark License identified on Schedule 5, and
(B) pursue each trademark application now or hereafter identified on Schedule 5, including, without limitation, the filing of responses to office actions issued by the United States Patent and Trademark Office, the filing of applications for renewal, the filing of affidavits under Sections 8 and 15 of the United States Trademark Act, and the participation in opposition, cancellation, infringement and dilution proceedings, except, in each case in which such Grantor has reasonably determined that any of the foregoing is not of material economic value to it. Such Grantor agrees to take corresponding steps with respect to each new or acquired trademark or service mark registration, or application for trademark or service mark registration, or any rights obtained under any Trademark License, in each case, to which it is now or later becomes entitled, except in each case in which such Grantor has reasonably determined that any of the foregoing is not of material economic value to it. Any expenses incurred in connection with such activities shall be borne by such Grantor.

            (iii) Except as permitted in the Loan Documents, such Grantor agrees to take all necessary steps, including, without limitation, in the United States Patent and Trademark Office or in any court, to (A) maintain each patent and each Patent License identified on Schedule 5, and (B) pursue each patent application, now or hereafter identified on Schedule 5, including, without limitation, the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for reissue, renewal or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition or infringement and misappropriation proceedings, except, in each case in which such Grantor has reasonably determined that any of the foregoing is not of material economic value to it. Such Grantor agrees to take corresponding steps with respect to each new or acquired patent, patent application, or any rights obtained under any Patent License, in each case, to which it is now or later becomes entitled, except in each case in which such Grantor has reasonably determined that any of the foregoing is not of material economic value to it. Any expenses incurred in connection with such activities shall be borne by such Grantor.

            (iv) Except as provided in subsection (v) hereof, such Grantor shall take all additional steps not set forth in subsections (ii) and (iii) hereof which it or the Administrative Agent deems reasonably appropriate under the circumstances to preserve and protect its material Patents, Patent Licenses, Trademarks, and Trademark Licenses.

            (v) Such Grantor shall not abandon any trademark registration, patent or any pending trademark or patent application, in each case listed on
Schedule 5, without the written consent of the Administrative Agent, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such trademark registration, patent or pending trademark or patent application is not of material economic value to it, in which case, such Grantor will, at least annually, give notice of any such abandonment to the Administrative Agent in writing, in reasonable detail, at its address set forth in the Credit Agreement.

            (vi) In the event that any Grantor becomes aware that any item of IP Collateral which such Grantor has reasonably determined to be material to its business is infringed or misappropriated by a third party, which infringement or misappropriation would reasonably be expected to have a Material Adverse Effect, such Grantor shall notify the Administrative Agent promptly and in writing, in reasonable detail, at its address set forth in the Credit Agreement, and shall take such actions as such Grantor or the Administrative Agent deems reasonably appropriate under the circumstances to protect such IP Collateral, including, without limitation, suing for damages and/or for an injunction against such infringement or misappropriation. Any expense incurred in connection with such activities shall be borne by such Grantor. Such Grantor will advise the Administrative Agent promptly and in writing, in reasonable detail, at its address set forth in the Credit Agreement, of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the United States Patent and Trademark Office or any court) regarding any item of the IP Collateral which could reasonably result in a Material Adverse Effect.

            (vii) Such Grantor shall mark its products with the trademark registration symbol -Registered Trademark-, the numbers of all appropriate patents, the common law trade mark symbol -TM-, or the designation "patent pending," as the case may be, to the extent that it is reasonably and commercially practicable.

            (viii) Such Grantor will not create, incur or permit to exist, will defend the IP Collateral against, and will take such other action as is reasonably necessary to remove, any material Lien or material adverse claim on or to any of the IP Collateral other than Liens created hereby and other than as permitted pursuant to the Loan Documents (including, without limitation, any Liens permitted to exist on the IP Collateral pursuant to subsection 8.3 of the Credit Agreement), and will defend the right, title and interest of the Administrative Agent and the other Secured Parties in and to any of the IP Collateral against the claims and demands of all Persons whomsoever, except where failure to defend would not have a Material Adverse Effect.

            (ix) Without the prior written consent of the Administrative Agent, such Grantor will not sell, assign, transfer, exchange, license or otherwise dispose of or grant any option with respect to, the IP Collateral or the Software License Agreement, by and between Norfolk Southern Corporation, NS Transportation Brokerage Corporation and the Parent Borrower, or attempt, offer or contract to do so, except with respect to licenses in the ordinary course of business or as permitted by this Agreement or the other Loan Documents.

            (x) Such Grantor will advise the Administrative Agent promptly and in writing, in reasonable detail, at its address set forth in the Credit Agreement, (A) of any Lien (other than

Liens created hereby or permitted under the Loan Documents, including, without limitation, any Liens permitted to exist on the IP Collateral pursuant to subsection 8.3 of the Credit Agreement) on any IP Collateral and (B) of the occurrence of any other event which would reasonably be expected in the aggregate to have a material adverse effect on the aggregate value of the IP Collateral as a whole or the Liens created hereunder.

            5.2.11 Protection of Trade Secrets. Such Grantor shall take all commercially reasonable steps to preserve and protect the secrecy of all material Trade Secrets of such Grantor.

            5.2.12 Contracts. Such Grantor will perform and comply in all material respects with such Grantor's obligations under its Contracts.

            5.2.13 Vehicles. (i) Without the prior written consent of the Administrative Agent, no certificate of title for any Vehicle shall be surrendered to any Person other than the Administrative Agent unless such surrender is (A) made to the motor vehicle department of the state in which such Vehicle is registered in connection with the notation thereon of the Lien in favor of the Administrative Agent or in connection with the administration thereof so long as no adverse effect on such notation shall result therefrom,
(B) in connection with such Vehicle being registered in another jurisdiction if, after giving effect to such registration, the aggregate book value of all vehicles owned by the Grantors and registered in a jurisdiction other than the State of Indiana would not exceed $5,000,000, and all applications for a certificate of title indicating the Administrative Agent's first priority security interest in such Vehicle and any other necessary documentation have been or, contemporaneously with such surrender, will be filed in each office in each such other jurisdiction which the Administrative Agent shall reasonably deem advisable to continue the perfection of its security interest in such Vehicle or (C) in connection with the Disposition of such Vehicle in a transaction permitted by the Credit Agreement.

            (ii) Within 30 days after the date hereof, and, with respect to any Vehicles acquired by such Grantor subsequent to the date hereof, within 30 days after the date of acquisition thereof, all applications for certificates of title indicating the Administrative Agent's first priority security interest in the Vehicle covered by such certificate, and any other necessary documentation, shall be filed in each office in each jurisdiction which the Administrative Agent shall reasonably deem advisable to perfect its security interests in such Vehicles.

            (iii) Until such time as all certificates of title for Vehicles owned by the Parent Borrower and each other Granting Party have been delivered to the Administrative Agent, the Parent Borrower shall furnish, no later then 45 days after the end of each quarterly period of each fiscal year of the Borrower, to the Administrative Agent a report that sets forth as of the last day of such quarter (the "Reporting Date"):

            (a) a list of all Vehicles in which the Administrative Agent has a security interest hereunder;

            (b) a list of all Vehicles in which a security interest was granted hereunder and for which the certificates of title have been modified, since the last Reporting Date, in such a way as to terminate the Administrative Agent's security interest in such Vehicles, together with a brief description of the Disposition of such Vehicles that sets forth, for each such Vehicle, the reason for such Disposition and the Proceeds received by the Parent Borrower or any other Granting Party in connection with such Disposition; and

            (c) the aggregate book value of all vehicles that, (1) as of the Reporting Date, are owned by the Parent Borrower or any other Granting Party and (2) are titled or registered in a jurisdiction other than the State of Indiana or the State of Illinois.

            5.3 Covenants of Each Pledgor. Each Pledgor covenants and agrees with the Administrative Agent and the other Secured Parties that, from and after the date of this Agreement until the earlier to occur of (i) the Loans, any Reimbursement Obligations, and all other Obligations then due and owing shall have been paid in full in cash, no Letter of Credit shall be outstanding and the Commitments shall have terminated, or (ii) as to any Pledgor the date upon which all the Capital Stock of such Pledgor shall have been sold or otherwise disposed of in accordance with the terms of the Credit Agreement:

            5.3.1 If such Pledgor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or similar rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall, except as otherwise permitted by subsection 8.9(m) of the Credit Agreement, accept the same as the agent of the Administrative Agent and the other Secured Parties, hold the same in trust for the Administrative Agent and the other Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Pledgor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations (provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, more than 65% of any series of the outstanding Capital Stock of any Foreign Subsidiary or any Foreign Subsidiary Holdco pursuant to this Agreement, in each case, to the extent that the Parent Borrower's Obligations are secured by such pledge). Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer (except any liquidation or dissolution of any Subsidiary of a Borrower in accordance with the Credit Agreement) shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, as additional collateral security for the Obligations.

            5.3.2 Without the prior written consent of the Administrative Agent, such Pledgor will not (except pursuant to the Credit Agreement and the Indentures, or as permitted by the Credit Agreement) (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof, (iii) create, incur or permit to exist any Lien or option in favor of, or any material adverse claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or Liens arising by operation of law or (iv) enter into any agreement or undertaking restricting the right or ability of such Pledgor or the Administrative Agent to sell, assign or transfer any of the Pledged Securities or Proceeds thereof.

            5.3.3 Such Pledgor shall maintain the security interest created by this Agreement in such Pledgor's Pledged Collateral as a perfected security interest having at least the priority described in Section 4.3.5 and shall defend such security interest against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Pledgor.

            5.4 Covenants of Holding. Holding covenants and agrees with the Administrative Agent and the other Secured Parties that, from and after the date of this Agreement until the Loans, any Reimbursement Obligations, and all other Obligations then due and owing shall have been paid in full in cash, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

            5.4.1 Capital Contributions to the Parent Borrower. Immediately upon receipt of the cash proceeds of any Asset Sale or any incurrence of Indebtedness for borrowed money (other than Indebtedness permitted pursuant to Section 5.4.2(ii) hereof), Holding shall make a capital contribution to the Parent Borrower of all of such cash proceeds, on terms and conditions reasonably satisfactory to the Administrative Agent.

            5.4.2 Limitation on Activities of Holding. Notwithstanding anything to the contrary in this Agreement or any other Loan Document:

            (i) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than (a) the provision of administrative, legal, accounting and management services to or on behalf of any of its Subsidiaries, (b) those incidental to its ownership of the Capital Stock of the Parent Borrower or other ownership interests in its Subsidiaries, including the Parent Borrower, the sale and transfer of such ownership interests (to the extent not otherwise prohibited by any of the Loan Documents), and the exercise of rights and performance of obligations in connection therewith, (c) the entry into, and the exercise of rights and performance of obligations in respect of, (A) the Transaction Documents, this Agreement and any other Loan Document to which Holding is a party, and any Indebtedness or other obligations permitted to be incurred by it pursuant to the Loan Documents, in each case as amended, supplemented, waived or otherwise modified from time to time, and any refinancings, refundings, renewals or extensions thereof, (B) contracts and agreements with officers, directors and employees of Holding or a Subsidiary thereof relating to their employment or directorships, (C) insurance policies and related contracts and agreements, and (D) equity subscription agreements, registration rights agreements, voting and other stockholder agreements, engagement letters, underwriting agreements and other agreements in respect of its equity securities or any offering, issuance or sale thereof, including but not limited to in respect of the Management Subscription Agreements, (d) the offering, issuance, sale and repurchase or redemption of, and dividends or distributions on, its equity securities (to the extent not otherwise prohibited by any of the Loan Documents), (e) the filing of registration statements, and compliance with applicable reporting and other obligations, under federal, state or other securities laws, (f) the listing of its equity securities and compliance with applicable reporting and other obligations in connection therewith,
      (g) the retention of (and the entry into, and the exercise of rights and performance of obligations in respect of, contracts and agreements with) transfer agents, private placement agents, underwriters, counsel, accountants and other advisors and consultants, (h) the performance of obligations under and compliance with its certificate of incorporation and by-laws, or any applicable law, ordinance, regulation, rule, order, judgment, decree or permit, including, without limitation, as a result of or in connection with the activities of its Subsidiaries, (i) the incurrence and payment of its operating and business expenses and any taxes for which it may be liable, (j) the making of loans to or other Investments in, or incurrence of Indebtedness to, its Subsidiaries (to the extent not otherwise prohibited by any of the Loan Documents), (k) the ownership of, and the exercise of rights and performance of obligations in respect of, Intellectual Property and foreign patents, trademarks, trade names, copyrights, technology, know-how and processes and licensing such Intellectual Property and foreign patents, trademarks, trade names, copyrights, technology, know-how and processes (other than Intellectual Property which is material to the business of the Parent Borrower and its Subsidiaries, which Intellectual Property shall be owned by the Parent Borrower and its Subsidiaries), and (l) other activities incidental or related to the foregoing;

            (ii) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (a) nonconsensual obligations imposed by operation of law, (b) pursuant to the Loan Documents to which it is a party, (c) obligations with respect to its Capital Stock, (d) the Holding Preferred Stock having an aggregate liquidation preference not in excess of $94,000,000, (e) upon exchange of the Holding Preferred Stock, the Holding Subordinated Exchange Debentures in an aggregate principal amount not to exceed $94,000,000, provided that, prior to the issuance of the Holding Subordinated Exchange Debentures, Holding shall have furnished to the Administrative Agent a certificate of a Responsible Officer of Holding to the effect that on the date of issuance of the Holding Subordinated Exchange Debentures no Default or Event of

      Default shall have occurred and be continuing or would result from the issuance thereof and demonstrating that, at the time of and after giving pro forma effect to such issuance, Holding shall have a Leverage Ratio of less than 3.00 to 1.00, (f) the Holding Senior Discount Notes having an original aggregate face amount not to exceed $35,000,000 and (g) the Holding Loan in a principal amount not to exceed $40,000,000;

            (iii) declare or pay any dividend (other than dividends payable solely in additional shares of Holding Preferred Stock) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares or Holding Preferred Stock or make any other distribution (other than distributions payable solely in additional shares of Holding Preferred Stock), either directly or indirectly, whether in cash or property or in obligations of Holding or any Subsidiary, except that after November 19, 2004, Holding may pay cash dividends on the shares of Holding Preferred Stock so long as no Default or Event of Default shall have occurred and be continuing or would result from the payment of such cash dividend;

            (iv) make any amendment, supplement, modification or waiver of any of the terms of Holding Preferred Stock or the Preferred Stock Certificate of Designation (in each case, other than any such amendment, supplement, modification or waiver that (a) would extend the scheduled redemption date or reduce the amount of any scheduled redemption payment or reduce the rate or extend any date for payment of dividends thereon and (b) does not involve the payment of a consent fee);

            (v) in the event of the occurrence of a Change of Control, make any payment, prepayment, repurchase or redemption of any Holding Subordinated Exchange Debentures, any Holding Preferred Stock, any Holding Senior Discount Notes or the Holding Loan, or make any payments on account of or for a sinking or other analogous fund for the repurchase, redemption, defeasance or other acquisition thereof, unless the Parent Borrower and the other Borrowers shall have (a) made payment in full of the Loans, all Reimbursement Obligations and any other amounts then due and owing to any Lender or the Administrative Agent under the Credit Agreement and under any Note and cash collateralized the L/C Obligations on terms reasonably satisfactory to the Administrative Agent or (b) made an offer to pay the Loans, all Reimbursement Obligations and any amounts then due and owing to each Lender and the Administrative Agent under the Credit Agreement and under any Note and to cash collateralize the L/C Obligations in respect of each Lender and shall have made payment in full thereof to each such Lender or the Administrative Agent which has accepted such offer and cash collateralized the L/C Obligations in respect of each such Lender which has accepted such offer;

            (vi) make any optional payment, prepayment, repurchase or redemption of the Holding Subordinated Exchange Debentures or the Holding Senior Discount Notes or make any payments on account of or for a sinking or other analogous fund for the repurchase, redemption, defeasance or other acquisition thereof (other than scheduled payments of principal and interest and payments of, in each case, fees and expenses required by the Holding Subordinated Exchange Debentures, the Holding Senior Discount Notes or the Holding Senior Discount Note Indenture, only to the extent permitted under the subordination provisions, if any, applicable thereto); provided that, notwithstanding the foregoing, there shall be no cash payment of principal or interest related to the Holding Subordinated Exchange Debentures or the Holding Senior Discount Notes until after November 19, 2004;

            (vii) make any amendment, supplement, modification or waiver of any of the terms of the Holding Subordinated Exchange Debentures, the Holding Senior Discount Notes, the Holding Senior Discount Note Indenture or the Holding Loan Agreement (a) which amends or modifies the subordination provisions contained in the Holding Subordinated Exchange Debentures, (b) which shortens the fixed maturity or increases the principal amount of, or increases the rate or shortens the time of payment of interest on, or increases the amount or shortens the time of payment of any principal or premium payable whether at maturity, at a date fixed for prepayment or by acceleration or otherwise of the Indebtedness evidenced by the Holding Subordinated Exchange Debentures, the Holding Senior Discount Notes or the Holding Loan or increases the amount of, or accelerates the time of payment of, any fees or other amounts payable in connection therewith, (c) which relates to any material affirmative or negative covenants or any events of default or remedies thereunder and the effect of which, in Holding's good faith judgment, is to subject Holding, or any of its Subsidiaries, to any more onerous or more restrictive provisions or (d) which otherwise adversely affects, in Holding's good faith judgment, the interests of the Lenders as senior creditors with respect to the Holding Subordinated Exchange Debentures, the Holding Senior Discount Notes, the Holding Loan or the interests of the Lenders under the Credit Agreement in any material respect;

            (viii) designate any Indebtedness (other than the obligations under the Credit Agreement and under the other Loan Documents) as "Designated Senior Indebtedness" for the purposes of the Holding Subordinated Exchange Debentures; or

            (ix) own, lease, manage or otherwise operate any properties or assets (including cash (other than cash received in connection with loans, advances and dividends in accordance with subsection 8.7 of the Credit Agreement pending application in the manner contemplated by said subsection) and cash equivalents) other than the ownership of shares of Capital Stock of the Parent Borrower.

                         SECTION 6. REMEDIAL PROVISIONS

            6.1 Certain Matters Relating to Receivables. (a) At any time and from time to time after the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to make test verifications of the Receivables in any manner and through any reasonable medium that it reasonably considers advisable, and the relevant Grantor shall furnish all such assistance and information as the Administrative Agent may reasonably require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default, upon the Administrative Agent's reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others reasonably satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

            (b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor's Receivables and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any Proceeds constituting payments of Receivables, when collected by such Grantor, (i) shall be forthwith (and, in any event, within two Business Days of receipt by such Grantor) deposited in, or otherwise transferred by such Grantor to, the Collateral Proceeds Account established by such Grantor maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Secured Parties only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Grantor. All Proceeds constituting collections of Receivables while held by the Collateral Account Bank (or by any Grantor in trust for the benefit of the Administrative Agent and the other Secured Parties) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. At any time when an Event of Default has occurred and is continuing, at the Administrative Agent's election, the Administrative Agent may apply all or any part of the funds on deposit in the Collateral Proceeds Account established by the relevant Grantor to the payment of the Obligations of such Grantor then due and owing, such application to be made as set forth in Section
6.5 hereof. So long as no Event of Default has occurred and is continuing, the funds on deposit in the Collateral Proceeds Account shall be remitted as provided in Section 6.1(d) hereof.

            (c) At any time and from time to time after the occurrence and during the continuance of an Event of Default, at the Administrative Agent's request, each Grantor shall deliver to the Administrative Agent copies or, if required by the Administrative Agent for the enforcement thereof or foreclosure thereon, originals of all documents held by such Grantor evidencing, and relating to, the agreements and transactions which gave rise to such Grantor's Receivables, including, without limitation, all statements relating to such Grantor's Receivables and all orders, invoices and shipping receipts.

            (d) General Fund Account. So long as no Event of Default has occurred and is continuing, the Administrative Agent shall instruct the Collateral Account Bank to promptly remit any funds on deposit in each Grantor's Collateral Proceeds Account to such Grantor's General Fund Account. In the event that an Event of Default has occurred and is continuing, the Administrative Agent and the Grantors agree that the Administrative Agent, at its option, may require that each Collateral Proceeds Account be established at The Chase Manhattan Bank. Each Grantor shall have the right, at any time and from time to time, to withdraw such of its own funds from its own General Fund Account, and to maintain such balances in its General Fund Account, as it shall deem to be necessary or desirable.

            6.2 Communications with Obligors; Grantors Remain Liable. (a) The Administrative Agent in its own name or in the name of others may at any time and from time to

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                                                                              32


time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts (in each case, to the extent constituting Collateral) to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Receivables or Contracts.

            (b) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on such Grantor's Receivables and parties to such Grantor's Contracts (in each case, to the extent constituting Collateral) that such Receivables and such Contracts have been assigned to the Administrative Agent, for the ratable benefit of the Secured Parties, and that payments in respect thereof shall be made directly to the Administrative Agent.

            (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of such Grantor's Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any Receivable or Contract (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any other Secured Party of any payment relating thereto, nor shall the Administrative Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable or Contract (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

            6.3 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Pledgor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Pledgor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Securities; provided, however, that no vote shall be cast or corporate right exercised or such other action taken (other than in connection with a transaction expressly permitted by the Credit Agreement) which would materially impair the Pledged Collateral or the related rights or remedies of the Secured Parties or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

            (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Pledgor or Pledgors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in such order as is provided in Section 6.5 and (ii) any or all of the Pledged Securities shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the relevant Pledgor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may reasonably determine), all without liability (other than for its gross negligence or willful misconduct) except to account for property actually received by it, but the Administrative Agent shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing, provided that the Administrative Agent shall not exercise any voting or other consensual rights pertaining to the Pledged Securities in any way that would constitute an exercise of the remedies described in Section 6.6 other than in accordance with Section 6.6.

            (c) Each Pledgor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Pledgor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and each Pledgor agrees that each Issuer shall be fully protected in so complying and (ii) to the extent so provided in this Section 6.3, pay any dividends or other payments with respect to the Pledged Securities directly to the Administrative Agent.

            6.4 Proceeds to be Turned Over To Administrative Agent. In addition to the rights of the Administrative Agent and the other Secured Parties specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, and the Administrative Agent shall have instructed any Grantor to do so, all Proceeds received by such Grantor consisting of cash, checks and other Cash Equivalents shall be held by such Grantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in the relevant
Collateral Proceeds Account maintained under its sole dominion and control.
All Proceeds while held by the Administrative Agent in such Collateral
Proceeds Account (or by such Grantor in trust for the Administrative Agent and the other Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

            6.5 Application of Proceeds. It is agreed that if an Event of Default shall occur and be continuing, any and all Proceeds of the relevant Granting Party's Security Collateral received by the Administrative Agent (whether from the relevant Granting Party or otherwise) shall be held by the Administrative Agent for the benefit of the Secured Parties as collateral security for the Obligations of the relevant Granting Party (whether matured or unmatured), and/or then or at any time thereafter may, in the sole discretion of the Administrative Agent, be applied by the Administrative Agent against the Obligations of the relevant Granting Party then due and owing in the following order of priority:

            FIRST, to the payment of all reasonable costs and expenses incurred by the Administrative Agent in connection with this Agreement, the Credit Agreement, any other Loan Document or any of the Obligations of the relevant Granting Party, including, without limitation, all court costs and the reasonable fees and expenses of its agents and legal counsel, and any other reasonable costs or expenses incurred in connection with the exercise by the Administrative Agent of any right or remedy under this Agreement, the Credit Agreement, or any other Loan Document; provided, however, that, if the relevant Granting Party is a Foreign Subsidiary, such Proceeds shall be applied only to the payment of all reasonable costs and expenses incurred by the Administrative Agent in connection with the Obligations of such Granting Party;

            SECOND, to the ratable satisfaction of all other Obligations of the relevant Granting Party; provided, however, that, if the relevant Granting Party is a Foreign Subsidiary, such Proceeds shall be applied only to the payment of the Obligations of such Granting Party; and

            THIRD, to the relevant Granting Party or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same.

            6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code or any other applicable law. Without limiting the generality of the foregoing, to the extent permitted by applicable law, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Granting Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith (subject to the terms of any documentation governing any Permitted Receivables Securitization) collect, receive, appropriate and realize upon the Security Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Security Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any other Secured Party shall have the right to the extent permitted by law, upon any such sale or sales, to purchase the whole or any part of the Security Collateral so sold, free of any right or equity of redemption in any Granting Party, which right or equity is hereby waived and released. Each Granting Party further agrees, at the Administrative Agent's request (subject to the terms of any documentation governing any Permitted Receivables Securitization), to assemble the Security Collateral and make it available to the Administrative

Agent at places which the Administrative Agent shall reasonably select, whether at such Granting Party's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Security Collateral or in any way relating to the Security Collateral or the rights of the Administrative Agent and the other Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations of the relevant Granting Party, in the order of priority specified in Section 6.5 above, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to any Granting Party. To the extent permitted by applicable law, each Granting Party waives all claims, damages and demands it may acquire against the Administrative Agent or any other Secured Party arising out of the exercise by them of any rights hereunder, except to the extent arising as a result of the gross negligence or willful misconduct of the Administrative Agent or such other Secured Party. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

            6.7 Registration Rights. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the reasonable opinion of the Administrative Agent it is necessary or reasonably advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Pledgor will use its reasonable best efforts to cause the Issuer thereof to (i) execute and deliver, and use its best efforts to cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register such Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its reasonable best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of not more than one year from the date of the first public offering of such Pledged Stock, or that portion thereof to be sold, and
(iii) make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Such Pledgor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

            (b) Such Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all such Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Such Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

            (c) Such Pledgor agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of such Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Such Pledgor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Pledgor, and to the extent permitted by applicable law, such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Credit Agreement.

            6.8 Waiver; Deficiency. Each Granting Party (other than the Borrowers) waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code, to the extent permitted by applicable law. Each Granting Party shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Security Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any other Secured Party to collect such deficiency.

                       SECTION 7. THE ADMINISTRATIVE AGENT

            7.1 Administrative Agent's Appointment as Attorney-in-Fact, etc. (a) Each Granting Party hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Granting Party and in the name of such Granting Party or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement to the extent permitted by applicable law. Without limiting the generality of the foregoing, at any time when an Event of Default has occurred and is continuing (in each case to the extent permitted by applicable law), (x) each Pledgor hereby gives the Administrative Agent the power and right, on behalf of such Pledgor, without notice or assent by such Pledgor, to execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to such Pledgor's Pledged Collateral and (y) each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

            (i) subject to the terms of any documentation governing any Permitted Receivables Securitization, in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract of such Grantor or with respect to any other Collateral of such Grantor and file any claim or take any other action or institute any proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract of such Grantor or with respect to any other Collateral of such Grantor whenever payable;

            (ii) in the case of any Copyright, Patent or Trademark constituting Collateral of such Grantor, execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's and the other Secured Parties' security interest in such Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

            (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral of such Grantor, other than Liens permitted under this Agreement or the other Loan Documents, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof; and

            (iv) subject to the terms of any documentation governing any Permitted Receivables Securitization, (1) direct any party liable for any payment under any of the Collateral of such Grantor to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral of such Grantor; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral of such Grantor; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral of such Grantor or any portion thereof and to enforce any other right in respect of any Collateral of such Grantor; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral of such Grantor; (6) settle, compromise or adjust any such suit, action or proceeding described in clause (5) above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (7) subject to any existing reserved rights or licenses, assign any Copyright, Patent or Trademark constituting Collateral of such Grantor (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral of such Grantor as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral of such Grantor and the Administrative Agent's and the other Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

      Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

            (b) If any Granting Party fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

            (c) The reasonable expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to 1.75% above the rate applicable to ABR Loans which are Tranche B Term Loans, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Granting Party, shall be payable by such Granting Party to the Administrative Agent on demand.

            (d) Each Granting Party hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable as to the relevant Granting Party until this Agreement is terminated as to such Granting Party, and the security interests in the Security Collateral of such Granting Party created hereby are released.

            7.2 Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Security Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Security Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Security Collateral upon the request of any Granting Party or any other Person or (except as provided in the first sentence of this Section 7.2) to take any other action whatsoever with regard to the Security Collateral or any part thereof. The powers conferred on the Administrative Agent and the other Secured Parties hereunder are solely to protect the Administrative Agent's and the other Secured Parties' interests in the Security Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers. The Administrative Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Granting Party for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

            7.3 Execution of Financing Statements. Pursuant to Section 9-402 of the Code and any other applicable law, each Granting Party authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to such Granting Party's Security Collateral without the signature of such Granting Party in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

            7.4 Authority of Administrative Agent. Each Granting Party acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement or any amendment, supplement or other modification of this Agreement shall, as between the Administrative Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Granting Parties, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Granting Party shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

            7.5 Right Of Inspection. Upon reasonable written advance notice to any Grantor and at reasonable intervals, or at any time and from time to time after the occurrence and during the continuation of an Event of Default, the Administrative Agent shall have reasonable access during normal business hours to all the books, correspondence and records of such Granting Party, and the Administrative Agent and its representatives may examine the same, and to the extent reasonable, take extracts therefrom and make photocopies thereof, and such Granting Party agrees to render to the Administrative Agent, at such Granting Party's reasonable cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Administrative Agent and its representatives shall also have the right, upon reasonable advance written notice to such Granting Party, to enter during normal business hours into and upon any premises owned, leased or operated by such Granting Party where any of such Granting Party's Inventory, Equipment or Vehicles is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

                            SECTION 8. MISCELLANEOUS

            8.1 Amendments in Writing. Except as otherwise provided in subsection 11.1 of the Credit Agreement, none of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Granting Party and the Administrative Agent, provided, that any provision of this Agreement imposing obligations on any Granting Party may be waived by a written instrument executed by the Administrative Agent.

            8.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Granting Party hereunder shall be effected in the manner provided for in subsection 11.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1, unless and until such Guarantor shall change such address by notice to the Administrative Agent given in accordance with subsection 11.2 of the Credit Agreement.

            8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any other Secured Party or any Granting Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such other Secured Party or such Granting Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

            8.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Secured Party and the Administrative Agent for all their respective reasonable costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement against such Guarantor and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of one firm of counsel and local counsel to the Secured Parties and the Administrative Agent.

            (b) Each Guarantor agrees to pay, and to save the Administrative Agent and the Secured Parties harmless from, (x) any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Security Collateral and (y) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement (collectively, the "indemnified liabilities"), in each case to the extent any of the Borrowers would be required to do so pursuant to Section 11.5 of the Credit Agreement, and in any event excluding any taxes or other indemnified liabilities arising from gross negligence or willful misconduct of the Administrative Agent or any Secured Party or any of their respective agents, officers, directors and successors.

            (c) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

            8.5 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Granting Parties, the Administrative Agent and the Secured Parties and their respective successors and assigns; provided that no Granting Party may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

            8.6 Set-Off. Each Guarantor hereby irrevocably authorizes the Administrative Agent and each other Secured Party at any time and from time to time without notice to such Guarantor, any other Guarantor or any Borrower, any such notice being expressly waived by each Guarantor and by each Borrower, to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default under Section 9(a) of the Credit Agreement and any amount remaining unpaid after it becomes due and payable by such Guarantor hereunder, to set-off and appropriate and apply against any such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such other Secured Party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Administrative Agent or such other Secured Party may elect. The Administrative Agent and each other Secured Party shall notify such Guarantor promptly of any such set-off and the application made by the Administrative Agent or such other Secured Party of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each other Secured Party under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such other Secured Party may have.

            8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided that, with respect to any Pledged Collateral of any Foreign Subsidiary Holdco or any Foreign Subsidiary Borrower and any Security Collateral of any Foreign Subsidiary Borrower, all rights, powers and remedies provided in this Agreement may be exercised only to the extent that they do not violate any provision of any law, rule or regulation of any Governmental Authority applicable to any such Collateral or affecting the legality, validity or enforceability of any of the provisions of this Agreement against any such Foreign Subsidiary Holdco or Foreign Subsidiary Borrower (such laws, rules or regulations, "Applicable Law") and are intended to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Applicable Law.

            8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            8.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of the Granting Parties, the Administrative Agent and the other Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Granting Parties, the Administrative Agent or any other Secured Party relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

            8.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            8.12 Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

            (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

            (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

            (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address referred to in Section 8.2 (or, in the case of any Foreign Subsidiary Borrower, as specified in subsection 11.12(b) of the Credit Agreement) or at such other address of which the Administrative Agent (in the case of any other party hereto) or the Parent Borrower (in the case of the Administrative Agent) shall have been notified pursuant thereto;

            (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

            (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any punitive damages.

            8.13 Acknowledgments. Each Guarantor hereby acknowledges that

            (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

            (b) neither the Administrative Agent nor any other Secured Party has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Administrative Agent and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

            (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby and thereby among the Secured Parties or among the Guarantors and the Secured Parties.

            8.14 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

            8.15 Additional Granting Parties. Each new Domestic Subsidiary of the Parent Borrower that is required to become a party to this Agreement pursuant to subsection 7.10 or 8.16 of the Credit Agreement shall become a Granting Party for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto, and each Foreign Subsidiary Borrower that is required to become a party to this Agreement pursuant to subsection 11.1(b)(i) of the Credit Agreement shall become a Granting Party for all purposes of this Agreement upon execution and delivery by such Borrower of a Joinder Agreement in the form of Exhibit K to the Credit Agreement.

            8.16 Releases. (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations then due and owing shall have been paid in full in cash, the Commitments have been terminated and no Letters of Credit shall be outstanding, all Security Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Granting Party hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Security Collateral shall revert to the Granting Parties. At the request and sole expense of any Granting Party following any such termination, the Administrative Agent shall deliver to such Granting Party any Security Collateral held by the Administrative Agent hereunder, and execute and deliver to such Granting Party such documents (including without limitation Uniform Commercial Code termination statements) as such Granting Party shall reasonably request to evidence such termination.

            (b) In connection with any sale or other disposition of Security Collateral permitted by the Credit Agreement (including, without limitation, any Permitted Receivables Securitization), the Lien pursuant to this Agreement on such sold or disposed of Security

Collateral shall be automatically released. In connection with the release of any Guarantor from its Guarantee or the release of the Security Collateral subject to such sale or other disposition, the Administrative Agent shall execute and deliver to the relevant Granting Party (at the sole cost and expense of such Granting Party) all releases or other documents (including without limitation Uniform Commercial Code termination statements) necessary or reasonably desirable for the release of the Liens created hereby on such Security Collateral and, if applicable, such Guarantee as such Granting Party may reasonably request.

            IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                             NA HOLDING CORPORATION


                             By:  /s/ R. Barry Uber
                                  -----------------------------------
                                  Name:  R. Barry Uber
                                  Title:

NORTH AMERICAN VAN LINES, INC.


By:  /s/ R. Barry Uber
     -----------------------------------
     Name:  R. Barry Uber
     Title:


FLEET INSURANCE MANAGEMENT, INC.


By:  /s/ R. Barry Uber
     -----------------------------------
     Name:  R. Barry Uber
     Title:


FRONTRUNNER WORLDWIDE, INC.


By:  /s/ R. Barry Uber
     -----------------------------------
     Name:  R. Barry Uber
     Title:


GREAT FALLS NORTH AMERICAN, INC.


By:  /s/ Ralph A. Ford
     -----------------------------------
     Name:  Ralph A. Ford
     Title:


NACAL, INC.


By:  /s/ R. Barry Uber
     -----------------------------------
     Name:  R. Barry Uber
     Title:

NAVTRANS INTERNATIONAL FREIGHT
 FORWARDING, INC.


By:  /s/ R. Barry Uber
     -----------------------------------
     Name:  R. Barry Uber
     Title:


NORTH AMERICAN DISTRIBUTION
 SYSTEMS, INC.


By:  /s/ R. Barry Uber
     -----------------------------------
     Name:  R. Barry Uber
     Title:


NORTH AMERICAN LOGISTICS, LTD.


By:  /s/ R. Barry Uber
     -----------------------------------
     Name:  R. Barry Uber
     Title:


NORTH AMERICAN VAN LINES OF TEXAS,
 INC.


By:  /s/ R. Barry Uber
     -----------------------------------
     Name:  R. Barry Uber
     Title:


RELOCATION MANAGEMENT SYSTEMS,
 INC.


By:  /s/ Ralph A. Ford
     -----------------------------------
     Name:  Ralph A. Ford
     Title:


A RELOCATION SOLUTIONS MANAGEMENT COMPANY


By:  /s/ Robert J. Henry
     -----------------------------------
     Name:  Robert J. Henry
     Title: Secretary

ALLIED FREIGHT FORWARDING, INC.


By:  /s/ Robert J. Henry
     -----------------------------------
     Name:  Robert J. Henry
     Title: Secretary


ALLIED VAN LINES, INC.


By:  /s/ Robert J. Henry
     -----------------------------------
     Name:  Robert J. Henry
     Title: Secretary


ALLIED INTERNATIONAL N.A., INC.


By:  /s/ Robert J. Henry
     -----------------------------------
     Name:  Robert J. Henry
     Title: Vice President


ALLIED VAN LINES TERMINAL COMPANY


By:  /s/ Robert J. Henry
     -----------------------------------
     Name:  Robert J. Henry
     Title: Secretary


VANGUARD INSURANCE AGENCY, INC.


By:  /s/ Robert J. Henry
     -----------------------------------
     Name:  Robert J. Henry
     Title: Secretary

Acknowledged and Agreed to as
of the date hereof by:

THE CHASE MANHATTAN BANK,
as Administrative Agent


By:  /s/ Richard W. Duker
     -----------------------------------
     Name:  Richard W. Duker
     Title: Vice President

                                                                      Schedule 1

                         NOTICE ADDRESSES OF GUARANTORS

                                                                      Schedule 2

                        DESCRIPTION OF PLEDGED SECURITIES


Pledged Stock:
---------------------   -----------------   -------------------   --------------
                                             Stock Certificate
          Issuer          Class of Stock             No.           No. of Shares



Pledged Notes:

          Issuer            Payee                Principal Amount
        ---------        -----------            ------------------

                                                                      Schedule 3

       LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE
                            OR SOLE PLACE OF BUSINESS


          Granting Party                          Location
          --------------                          --------

                                                                      Schedule 4

                       LOCATION OF INVENTORY AND EQUIPMENT


          Granting Party                          Locations
          --------------                          ---------

                                                                      Schedule 5

                        COPYRIGHTS AND COPYRIGHT LICENSES


                           PATENTS AND PATENT LICENSES


                        TRADEMARKS AND TRADEMARK LICENSES

                                                                      Schedule 6

                              EXISTING PRIOR LIENS

                                                                      Schedule 7

                                   RECEIVABLES

                                                                      Schedule 8

                                    CONTRACTS

1. Acquisition Agreement, dated as of September 14, 1999, between NA Holding Corporation, a Delaware corporation, and NFC plc, a company organized under the laws of England and Wales.

2. Software License Agreement, dated as of March 27, 1998, between Norfolk Southern Corporation, a Virginia corporation, NS Transportation Brokerage Corporation, a Delaware corporation and North American Van Lines, Inc., a Delaware corporation, relating to the Customized Options in Logistics Technology software.

                                                                      Schedule 9

                                    VEHICLES

                         ACKNOWLEDGMENT AND CONSENT(1)

      The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of ______ __, 1999 (the "Agreement"), made by the Granting Parties (as defined therein) named therein for the benefit of The Chase Manhattan Bank, as Administrative Agent. The undersigned agrees in favor of the Administrative Agent for the ratable benefit of the Secured Parties (as defined therein) as follows:

      1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

      2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.3.1 of the Agreement.

      3. The terms of Sections 6.3(a) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(a) and 6.7 of the Agreement.

                                    [NAME OF ISSUER]


                                    By_______________________________

                                    Title____________________________

                                    Address for Notices:

                                    _________________________________

                                    _________________________________

                                    Fax: ____________________________


----------
(1) This consent is necessary only with respect to any Issuer of Pledged Stock which is not also a Grantor.

                                                                      Annex 1 to
                                              Guarantee and Collateral Agreement

            ASSUMPTION AGREEMENT, dated as of _________ __, 199_, made by ______________________________, a ______________ corporation (the "Additional
Granting Party"), in favor of THE CHASE MANHATTAN BANK, as collateral agent and administrative agent (in such capacities, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") from time to time parties to the Credit Agreement referred to below and the other Secured Parties (as defined below). All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee and Collateral Agreement referred to below, or if not defined therein, in the Credit Agreement.

                              W I T N E S S E T H :

            WHEREAS, North American Van Lines, Inc., a Delaware corporation (the "Parent Borrower"), certain foreign subsidiaries of the Parent Borrower from time to time parties to the Credit Agreement referred to below (the "Foreign Subsidiary Borrowers"; together with the Parent Borrower, collectively, the "Borrowers"), the Lenders, the Administrative Agent, The Bank of New York, as documentation agent, and Banc of America Securities LLC, as syndication agent, are parties to a Credit Agreement, dated as of November 19, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

            WHEREAS, in connection with the Credit Agreement, the Borrowers, NA Holding Corporation ("Holding") and the other Granting Parties named therein are parties to the Guarantee and Collateral Agreement, dated as of November 19, 1999 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Administrative Agent, for the ratable benefit of the Secured Parties (as defined in the Guarantee and Collateral Agreement);

            WHEREAS, the Additional Granting Party is a member of an affiliated group of companies that includes Holding, the Borrowers and the other Granting Parties to the Guarantee and Collateral Agreement; the proceeds of the extensions of credit to the Borrowers under the Credit Agreement will be used in part to enable such Borrowers to make valuable transfers to one or more of the other Granting Parties (including the Additional Granting Party) in connection with the operation of their respective businesses; and the Borrowers and the other Granting Parties (including the Additional Granting Party) are engaged in related businesses, and each such Granting Party (including the Additional Granting Party) will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

            WHEREAS, the Credit Agreement requires the Additional Granting Party to become a party to the Guarantee and Collateral Agreement; and

            WHEREAS, the Additional Granting Party has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

            NOW, THEREFORE, IT IS AGREED:

            1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Granting Party, as provided in Section
8.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Granting Party thereunder with the same force and effect as if originally named therein as a Guarantor [, Grantor and Pledgor] [and Grantor] [and Pledgor](1) and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor [, Grantor and Pledgor] [and Grantor] [and Pledgor](2) thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules ____________ to the Guarantee and Collateral Agreement, and such Schedules are hereby amended and modified to include such information. The Additional Granting Party hereby represents and warrants that each of the representations and warranties of such Additional Grantor, in its capacities as a Guarantor [, Grantor and Pledgor] [and Grantor] [and Pledgor],(3) contained in
Section 4 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

            2. Governing Law. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                    [ADDITIONAL GRANTING PARTY]


----------
(1) Indicate the capacities in which the Additional Granting Party is becoming a Granting Party.

(2) Indicate the capacities in which the Additional Granting Party is becoming a Granting Party.

(3) Indicate the capacities in which the Additional Granting Party is becoming a Granting Party.

                                    By: _______________________________
                                        Name:
                                        Title:

                                                                  Annex 1-A to
                                                          Assumption Agreement

                                TABLE OF CONTENTS
                                                                            Page

SECTION 1.  DEFINED TERMS....................................................2
      1.1  Definitions.......................................................2
      1.2  Other Definitional Provisions.....................................8

SECTION 2.  GUARANTEE........................................................8
      2.1  Guarantee.........................................................8
      2.2  Right of Contribution.............................................9
      2.3  No Subrogation....................................................9
      2.4  Amendments, etc. with respect to the Borrower Obligations........10
      2.5  Guarantee Absolute and Unconditional.............................10
      2.6  Reinstatement....................................................11
      2.7  Payments.........................................................11

SECTION 3.  GRANT OF SECURITY INTEREST......................................12
      3.1  Collateral.......................................................12
      3.2  Pledged Collateral...............................................13
      3.3  Certain Exceptions...............................................13

SECTION 4.  REPRESENTATIONS AND WARRANTIES..................................14
      4.1  Representations and Warranties of Each Guarantor.................14
      4.2  Representations and Warranties of Each Grantor...................14
            4.2.1  Title; No Other Liens....................................14
            4.2.2  Perfected First Priority Liens...........................14
            4.2.3  Chief Executive Office...................................16
            4.2.4  Inventory and Equipment..................................16
            4.2.5  Farm Products............................................16
            4.2.6  Receivables..............................................16
            4.2.7  Intellectual Property....................................17
            4.2.8  Contracts................................................17
            4.2.9  Vehicles.................................................18
      4.3  Representations and Warranties of Each Pledgor...................18

SECTION 5.  COVENANTS.......................................................19
      5.1  Covenants of Each Guarantor......................................19
      5.2  Covenants of Each Grantor........................................20
            5.2.1  Delivery of Instruments and Chattel Paper................20
            5.2.2  Maintenance of Insurance.................................20
            5.2.3  Payment of Obligations...................................20
            5.2.4  Maintenance of Perfected Security Interest;
                   Further Documentation ...................................21
            5.2.5  Changes in Locations, Name, etc. ........................21
            5.2.6  Notices..................................................22
            5.2.7  Pledged Securities.......................................22

            5.2.8  Receivables..............................................22
            5.2.9  Maintenance of Records...................................22
            5.2.10  Intellectual Property...................................23
            5.2.11  Protection of Trade Secrets.............................25
            5.2.12  Contracts...............................................25
            5.2.13  Vehicles................................................25
      5.3  Covenants of Each Pledgor........................................26
      5.4  Covenants of Holding.............................................27
            5.4.1  Capital Contributions to the Parent Borrower.............27
            5.4.2  Limitation on Activities of Holding......................28

SECTION 6.  REMEDIAL PROVISIONS.............................................31
      6.1  Certain Matters Relating to Receivables..........................31
      6.2  Communications with Obligors; Grantors Remain Liable.............32
      6.3  Pledged Stock....................................................32
      6.4  Proceeds to be Turned Over To Administrative Agent...............33
      6.5  Application of Proceeds..........................................34
      6.6  Code and Other Remedies..........................................34
      6.7  Registration Rights..............................................35
      6.8  Waiver; Deficiency...............................................36

SECTION 7.  THE ADMINISTRATIVE AGENT........................................36
      7.1  Administrative Agent's Appointment as Attorney-in-Fact, etc......36
      7.2  Duty of Administrative Agent.....................................38
      7.3  Execution of Financing Statements................................39
      7.4  Authority of Administrative Agent................................39
      7.5  Right Of Inspection..............................................39

SECTION 8.  MISCELLANEOUS...................................................40
      8.1  Amendments in Writing............................................40
      8.2  Notices..........................................................40
      8.3  No Waiver by Course of Conduct; Cumulative Remedies..............40
      8.4  Enforcement Expenses; Indemnification............................40
      8.5  Successors and Assigns...........................................41
      8.6  Set-Off..........................................................41
      8.7  Counterparts.....................................................41
      8.8  Severability.....................................................41
      8.9  Section Headings.................................................42
      8.10  Integration.....................................................42
      8.11  GOVERNING LAW...................................................42
      8.12  Submission To Jurisdiction; Waivers.............................42
      8.13  Acknowledgments.................................................43
      8.14  WAIVER OF JURY TRIAL............................................43
      8.15  Additional Granting Parties.....................................43
      8.16  Releases........................................................43

                                                                            Page

                                                                            Page

SCHEDULES

1     Notice Addresses of Guarantors
2     Description of Pledged Securities
3     Location of Jurisdiction of Organization and Chief Executive Office or
          Sole Place of Business
4     Location of Inventory and Equipment
5     Copyrights and Copyright Licenses; Patents and Patent Licenses; Trademarks
          and Trademark Licenses
6     Existing Prior Liens
7     Location of Records Concerning Receivables
8     Contracts
9     Vehicles


ANNEX

1     Assumption Agreement

                                SCHEDULE 9

                                 Vehicles
                                 --------

                             See attached list.

LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           ---       --        ----       ------                   ---        ---        --         ------
1A5371        TRAILER        IN        95        KTY        1KKVE2811SL103483        HV         CO         CO         98050470300
1A5372        TRAILER        IN        95        KTY        1KKVE2813SL103484        HV         CO         CO         98050470302
1A5373        TRAILER        IN        95        KTY        1KKVE2815SL103485        HV         CO         CO         98050470303
1A5374        TRAILER        IN        95        KTY        1KKVE2817SL103486        HV         CO         CO         98050470311
1A5375        TRAILER        IN        95        KTY        1KKVE2819SL103487        HV         CO         CO         98050470312
1A5376        TRAILER        IN        95        KTY        1KKVE2810SL103488        HV         CO         CO         98050470314
1A5377        TRAILER        IN        95        KTY        1KKVE2812SL103489        HV         CO         CO         98050470316
1A5378        TRAILER        IN        95        KTY        1KKVE2819SL103490        HV         CO         CO         98050470318
1A5379        TRAILER        IN        95        KTY        1KKVE2810SL103491        HV         CO         CO         98050470319
1A5380        TRAILER        IN        95        KTY        1KKVE2812SL103492        HV         CO         CO         98050470321
1A5381        TRAILER        IN        95        KTY        1KKVE2814SL103493        HV         CO         CO         98050470328
1A5382        TRAILER        IN        95        KTY        1KKVE2816SL103494        HV         CO         CO         98050470333
1A5383        TRAILER        IN        95        KTY        1KKVE2818SL103495        HV         CO         CO         98050470334
1A5384        TRAILER        IN        95        KTY        1KKVE281XSL103496        HV         CO         CO         98050470336
1A5385        TRAILER        IN        95        KTY        1KKVE2811SL103497        HV         CO         CO         98050470338
1A5386        TRAILER        IN        95        KTY        1KKVE2813SL103498        HV         CO         CO         98050470340
1A5387        TRAILER        IN        95        KTY        1KKVE2815SL103499        HV         CO         CO         98050470342
1A5388        TRAILER        IN        95        KTY        1KKVE2818SL103500        HV         CO         CO         98050470344
1A5389        TRAILER        IN        95        KTY        1KKVE281XSL103501        HV         CO         CO         98050470346
1A5390        TRAILER        IN        95        KTY        1KKVE2811SL103502        HV         CO         CO         98050470347
1A5391        TRAILER        IN        95        KTY        1KKVE2813SL103503        HV         CO         CO         98050470349
1A5392        TRAILER        IN        95        KTY        1KKVE2815SL103504        HV         CO         CO         98050470351
1A5393        TRAILER        IN        95        KTY        1KKVE2817SL103505        HV         CO         CO         98050470352
1A5394        TRAILER        IN        95        KTY        1KKVE2819SL103506        HV         CO         CO         98050470354
1A5396        TRAILER        IN        95        KTY        1KKVE2810SL103507        HV         CO         CO         98050470356
1A5398        TRAILER        IN        95        KTY        1KKVE2814SL103509        HV         CO         CO         98050470357
1A5399        TRAILER        IN        95        KTY        1KKVE2810SL103510        HV         CO         CO         98050470362
1A5400        TRAILER        IN        95        KTY        1KKVE2812SL103511        HV         CO         CO         98050470363
1A5401        TRAILER        IN        95        KTY        1KKVE2814SL103512        HV         CO         CO         98050470364
1A5402        TRAILER        IN        95        KTY        1KKVE2816SL103513        HV         CO         CO         98050470365
1A5403        TRAILER        IN        95        KTY        1KKVE2818SL103514        HV         CO         CO         98050470366
1A5404        TRAILER        IN        95        KTY        1KKVE281XSL103515        HV         CO         CO         98050470367
1A5405        TRAILER        IN        95        KTY        1KKVE2811SL103516        HV         CO         CO         98050470369
1A5406        TRAILER        IN        95        KTY        1KKVE2813SL103517        HV         CO         CO         98050470371
1A5407        TRAILER        IN        95        KTY        1KKVE2815SL103518        HV         CO         CO         98050470373
1A5408        TRAILER        IN        95        KTY        1KKVE2817SL103519        HV         CO         CO         98050470375
1A5409        TRAILER        IN        95        KTY        1KKVE2813SL103520        HV         CO         CO         98050470377
1A5790        TRAILER        IN        96        KTY        1KKVE2811TL105476        HV         CO         CO         98050470379
100124        TRAILER        IN        86        STU        1TRBA2886GR000032        RS         CO         CO         98050470381
11A402        TRAILER        IN        83        KTY        1KKVE4828DL000200        RS         CO         CO         98050470389
11A403        TRAILER        IN        83        KTY        1KKVE482XDL000201        RS         CO         CO         98050470390
11A404        TRAILER        IN        83        KTY        1KKVE4821DL000202        RS         CO         CO         98050470392
11A406        TRAILER        IN        83        KTY        1KKVE4825DL000204        RS         CL         LA         98050470395
11A413        TRAILER        IN        83        KTY        1KKVE4822DL000211        RS         CO         CO         98050470397
11A414        TRAILER        IN        83        KTY        1KKVE4824DL000212        RS         CO         CO         98050470399
11A415        TRAILER        IN        83        KTY        1KKVE4826DL000213        RS         CO         CO         98050470400
11A416        TRAILER        IN        83        KTY        1KKVE4828DL000214        RS         CO         CO         98050470401
11A418        TRAILER        IN        83        KTY        1KKVE4821DL000216        RS         CL         LA         98050470403
11A419        TRAILER        IN        83        KTY        1KKVE4823DL000217        RS         CL         LA         98050470409
11A420        TRAILER        IN        83        KTY        1KKVE4825DL000218        RS         CL         LA         98050470411


LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           ---       --        ----       ------                   ---        ---        --         ------
11A422        TRAILER        IN         83        KTY       1KKVE4823DL000220        RS         CL         LA         98050470413
11A691        TRAILER        IN         84        KTY       1KKVE4826EL069758        RS         CL         LA         98050470416
11A693        TRAILER        IN         84        KTY       1KKVE4824EL069760        RS         CL         LA         98050470417
11A694        TRAILER        IN         84        KTY       1KKVE4826EL069761        RS         CL         LA         98050470419
11B001        TRAILER        IN         84        KTY       1KKVE4521EL069669        RS         CO         CO         98050470420
11B010        TRAILER        IN         84        KTY       1KKVE4522EL069678        RS         CO         CO         98050470421
11B015        TRAILER        IN         84        KTY       1KKVE4526EL069683        RS         CO         CO         98050470422
11B021        TRAILER        IN         84        KTY       1KKVE4527EL069689        RS         CO         CO         98050470423
11B022        TRAILER        IN         84        KTY       1KKVE4523EL069690        RS         CL         LA         98050470424
11B026        TRAILER        IN         84        KTY       1KKVE4520EL069694        RS         CO         CO         98050470425
11B027        TRAILER        IN         84        KTY       1KKVE4522EL069695        RS         CL         LA         98050470427
11B034        TRAILER        IN         84        KTY       1KKVE4526EL069702        RS         CO         CO         98050470428
11B036        TRAILER        IN         84        KTY       1KKVE452XEL069704        RS         CL         LA         98050470429
11B038        TRAILER        IN         84        KTY       1KKVE4523EL069706        RS         CO         CO         98050470431
11B039        TRAILER        IN         84        KTY       1KKVE4525EL069707        RS         CO         CO         98050470432
11B042        TRAILER        IN         84        KTY       1KKVE4525EL069710        RS         CO         CO         98050470434
11B044        TRAILER        IN         84        KTY       1KKVE4529EL069712        RS         CO         CO         98050470435
11B055        TRAILER        IN         84        KTY       1KKVE4523EL069723        RS         CO         CO         98050470437
11B056        TRAILER        IN         84        KTY       1KKVE4525EL069724        RS         CL         LA         98050470440
11B061        TRAILER        IN         84        KTY       1KKVE4524EL069729        RS         CO         CO         98050470442
11B065        TRAILER        IN         84        KTY       1KKVE4522EL069762        RS         CO         CO         98050470443
11B068        TRAILER        IN         84        KTY       1KKVE4528EL069765        RS         CO         CO         98050470445
11B070        TRAILER        IN         84        KTY       1KKVE4521EL069767        RS         CO         CO         98050470446
11B071        TRAILER        IN         84        KTY       1KKVE4523EL069768        RS         CO         CO         98050470447
11B076        TRAILER        IN         84        KTY       1KKVE4527EL069773        RS         CO         CO         98050470448
11B077        TRAILER        IN         84        KTY       1KKVE4529EL069774        RS         CO         CO         98050470449
11B078        TRAILER        IN         84        KTY       1KKVE4520EL069775        RS         CO         CO         98050470450
11B080        TRAILER        IN         84        KTY       1KKVE4524EL069777        RS         CO         CO         98050470451
11B087        TRAILER        IN         84        KTY       1KKVE4521EL069784        RS         CO         CO         98050470455
11B088        TRAILER        IN         84        KTY       1KKVE4523EL069785        RS         CO         CO         98050470456
11B089        TRAILER        IN         84        KTY       1KKVE4525EL069786        RS         CO         CO         98050470458
11B092        TRAILER        IN         84        KTY       1KKVE4227EL069809        HV         CO         CO         98050470460
11B094        TRAILER        IN         84        KTY       1KKVE4225EL069811        HV         CO         CO         98050470462
11B095        TRAILER        IN         84        KTY       1KKVE4227EL069812        HV         CO         CO         98050470464
11B097        TRAILER        IN         84        KTY       1KKVE4526EL069814        RS         CO         CO         98050470465
11B101        TRAILER        IN         84        KTY       1KKVE4523EL069818        RS         CO         CO         98050470467
11B103        TRAILER        IN         84        KTY       1KKVE4521EL069820        RS         CO         CO         98050470469
11B104        TRAILER        IN         84        KTY       1KKVE4523EL069821        RS         CO         CO         98050470470
11B111        TRAILER        IN         84        KTY       1KKVE4526EL069828        RS         CO         CO         98050470472
11B119        TRAILER        IN         84        KTY       1KKVE4525EL069836        RS         CO         CO         98050470473
11B135        TRAILER        IN         84        KTY       1KKVE4528EL069852        HV         CO         CO         98050470477
11B139        TRAILER        IN         84        KTY       1KKVE4529EL071282        RS         CO         CO         98050470478
11B158        TRAILER        IN         84        KTY       1KKVE4526EL071353        RS         CO         CO         98050470481
11B163        TRAILER        IN         84        KTY       1KKVE4525EL071358        RS         CO         CO         98050470484
11B167        TRAILER        IN         84        KTY       1KKVE4527EL071362        RS         CO         CO         98050470488
11B168        TRAILER        IN         84        KTY       1KKVE4524EL071318        RS         CO         CO         98050472854
11B170        TRAILER        IN         84        KTY       1KKVE4522EL071320        RS         CO         CO         98050472861
11B171        TRAILER        IN         84        KTY       1KKVE4524EL071321        RS         CO         CO         98050472870
11B172        TRAILER        IN         84        KTY       1KKVE4526EL071322        RS         CO         CO         98050472879
11B175        TRAILER        IN         84        KTY       1KKVE4521EL071325        RS         CO         CO         98050472884


LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99


                             LIC                            SERIAL                                                    TITLE

UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           --        --        ----       ------                   ---        ---        --         ------
11B179        TRAILER        IN        85        KTY        1KKVE4521FL073139        HV         CO         CO         98050472894
11B180        TRAILER        IN        85        KTY        1KKVE4528FL073140        HV         DC         12         98050472903
11B182        TRAILER        IN        85        KTY        1KKVE4521FL073142        HV         CO         CO         98050472909
11B190        TRAILER        IN        85        KTY        1KKVE4527FL073176        RS         CL         LA         98050472916
11B194        TRAILER        IN        85        KTY        1KKVE4529FL073180        RS         CO         CO         98050472923
11B195        TRAILER        IN        85        KTY        1KKVE4520FL073181        RS         CO         CO         98050472928
11B198        TRAILER        IN        85        KTY        1KKVE4526FL073184        RS         CO         CO         98050472936
11B202        TRAILER        IN        85        KTY        1KKVE4523FL073188        RS         CO         CO         98050472942
11B205        TRAILER        IN        85        KTY        1KKVE4523FL073191        RS         CO         CO         98050472950
11B207        TRAILER        IN        85        KTY        1KKVE4527FL073193        RS         CO         CO         98050472955
11B208        TRAILER        IN        85        KTY        1KKVE4529FL073194        HV         AG         LF         98050472963
11B213        TRAILER        IN        85        KTY        1KKVE4528FL073199        RS         CO         CO         98050472968
11B217        TRAILER        IN        85        KTY        1KKVE4526FL073203        RS         CO         CO         98050472974
11B220        TRAILER        IN        85        KTY        1KKVE4525FL073211        RS         CO         CO         98050142076
11B221        TRAILER        IN        85        KTY        1KKVE4527FL073212        RS         CO         CO         98050473020
11B224        TRAILER        IN        85        KTY        1KKVE4522FL073215        RS         CO         CO         98050473025
11B226        TRAILER        IN        85        KTY        1KKVE4529FL073227        RS         CO         CO         98050473032
11B228        TRAILER        IN        85        KTY        1KKVE4522FL073229        RS         CO         CO         98050473040
11B229        TRAILER        IN        85        KTY        1KKVE4529FL073230        RS         CO         CO         98050473046
11B230        TRAILER        IN        85        KTY        1KKVE4520FL073231        RS         CO         CO         98050473051
11B234        TRAILER        IN        85        KTY        1KKVE4528FL073235        RS         CO         CO         98050473056
11B237        TRAILER        IN        85        KTY        1KKVE4523FL073238        RS         CL         LA         98050473064
11B240        TRAILER        IN        85        KTY        1KKVE4522FL074204        RS         CO         CO         98050473072
11B245        TRAILER        IN        85        KTY        1KKVE4521FL074209        RS         CO         CO         98050473079
11B249        TRAILER        IN        85        KTY        1KKVE4523FL074213        RS         CO         CO         98050473090
11B250        TRAILER        IN        85        KTY        1KKVE4525FL074214        RS         CO         CO         98050473096
11B256        TRAILER        IN        85        KTY        1KKVE4520FL074220        RS         CO         CO         98050473103
11B267        TRAILER        IN        85        KTY        1KKVE4525FL074231        RS         CO         CO         98050473110
11B268        TRAILER        IN        85        KTY        1KKVR4520FL074576        HV         CO         CO         98050473120
11B269        TRAILER        IN        85        KTY        1KKVR4522FL074577        HV         CO         CO         98050473128
11C425        TRAILER        IN        83        KTY        1KKVE4828DL001122        RS         CO         CO         98050473136
11C426        TRAILER        IN        83        KTY        1KKVE482XDL001123        RS         CL         LA         98050473143
11C427        TRAILER        IN        83        KTY        1KKVE4821DL001124        RS         CO         CO         98050473151
11C428        TRAILER        IN        83        KTY        1KKVE4823DL001125        RS         CL         LA         98050473159
11C429        TRAILER        IN        83        KTY        1KKVE4825DL001126        RS         CL         LA         98050473165
11C430        TRAILER        IN        83        KTY        1KKVE4827DL001127        RS         CL         LA         98050473173
11C431        TRAILER        IN        83        KTY        1KKVE4829DL001128        RS         CL         LA         98050473179
11C432        TRAILER        IN        83        KTY        1KKVE4820DL001129        RS         CO         CO         98050473190
11C433        TRAILER        IN        83        KTY        1KKVE4827DL001130        RS         CO         CO         98050473196
11C434        TRAILER        IN        83        KTY        1KKVE4820DL001132        RS         CL         LA         98050473203
11C435        TRAILER        IN        83        KTY        1KKVE4822DL001133        RS         CL         LA         98050473960
11C436        TRAILER        IN        83        KTY        1KKVE4824DL001134        RS         CO         CO         98050473211
11C438        TRAILER        IN        83        KTY        1KKVE4828DL001136        RS         CO         CO         98050473216
11C439        TRAILER        IN        83        KTY        1KKVE4821DL001138        RS         CL         LA         98050473233
11C441        TRAILER        IN        83        KTY        1KKVE482XDL001140        RS         CL         LA         98050473247
11C442        TRAILER        IN        83        KTY        1KKVE4821DL001141        RS         CO         CO         98050473225
11C443        TRAILER        IN        83        KTY        1KKVE4823DL001142        RS         CO         CO         98050472055
11C445        TRAILER        IN        83        KTY        1KKVE4828DL001153        RS         CL         LA         98050473957
11C446        TRAILER        IN        83        KTY        1KKVE482XDL001154        RS         CO         CO         98050473958
11C447        TRAILER        IN        83        KTY        1KKVE4821DL001155        RS         CO         CO         98050472062


LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT               TYPE      ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----               ----      --        --        ----       ------                   ---        ---        --         ------
11C448             TRAILER   IN        83        KTY        IKKVE4823DL001156        RS         CL         LA         98050473959
11C449             TRAILER   IN        83        KTY        1KKVE4825DL001157        RS         CL         LA         98050472068
11C451             TRAILER   IN        83        KTY        1KKVE4829DL001159        RS         CL         LA         98050472076
11C654             TRAILER   IN        84        KTY        1KKVE4822EL069787        RS         CO         CO         84184091141
11C656             TRAILER   IN        84        KTY        1KKVE4826EL069789        RS         CL         LA         98050472085
11C659             TRAILER   IN        84        KTY        1KKVE4826EL069792        HV         CO         CO         98050472093
11C669             TRAILER   IN        84        KTY        1KKVE4825EL069802        RS         CO         CO         98050472100
11C670             TRAILER   IN        84        KTY        1KKVE4827EL069803        RS         CO         CO         98050472107
11C673             TRAILER   IN        84        KTY        1KKVE4822EL069806        RS         CL         LA         98050472114
11E313             TRAILER   IN        85        DOR        1DTV51X26FA168076        HV         CO         CO         98050472120
11E320             TRAILER   IN        85        DOR        1DTV51X23FA168083        HV         CO         CO         98050472128
11F001             TRAILER   IN        85        KTY        1KKVE4821FL073038        RS         CO         CO         98050472132
11F002             TRAILER   IN        85        KTY        1KKVE4823FL073039        RS         CO         CO         98050472140
11F003             TRAILER   IN        85        KTY        1KKVE482XFL073040        RS         CO         CO         98050472148
11F004             TRAILER   IN        85        KTY        1KKVE4821FL073041        RS         CO         CO         98050472155
11F005             TRAILER   IN        85        KTY        1KKVE4823FL073042        HV         CO         CO         98050472162
11F008             TRAILER   IN        85        KTY        1KKVE4829FL073045        HV         CO         CO         98050472165
11F009             TRAILER   IN        85        KTY        1KKVE4820FL073046        RS         CO         CO         98050472170
11F010             TRAILER   IN        85        KTY        1KKVE4822FL073047        HV         CO         CO         98050472177
11F011             TRAILER   IN        85        KTY        1KKVE4824FL073048        HV         CO         CO         98050472186
11F012             TRAILER   IN        85        KTY        1KKVE4826FL073049        RS         CO         CO         98050472195
11F013             TRAILER   IN        85        KTY        1KKVE4822FL073050        RS         CO         CO         98050472202
11F014             TRAILER   IN        85        KTY        1KKVE4824FL073051        HV         CO         CO         98050472209
11F016             TRAILER   IN        85        KTY        1KKVE4828FL073053        RS         CL         LA         98050472223
11F017             TRAILER   IN        85        KTY        1KKVE482XFL073054        RS         CO         CO         98050472231
11F018             TRAILER   IN        85        KTY        1KKVE4821FL073055        RS         CO         CO         98050472238
11F019             TRAILER   IN        85        KTY        1KKVE4823FL073056        RS         CO         CO         98050472244
11F020             TRAILER   IN        85        KTY        1KKVE4825FL073057        RS         CO         CO         98050472252
11F021             TRAILER   IN        85        KTY        1KKVE4827FL073058        RS         CO         CO         98050472283
11F022             TRAILER   IN        85        KTY        1KKVE4829FL073059        RS         CO         CO         98050472289
11F023             TRAILER   IN        85        KTY        1KKVE4825FL073060        RS         CO         CO         98050472295
11F024             TRAILER   IN        85        KTY        1KKVE4827FL073061        HV         CO         CO         98050472302
11F025             TRAILER   IN        85        KTY        1KKVE4829FL073062        HV         CO         CO         98050472309
11F026             TRAILER   IN        85        KTY        1KKVE4820FL073063        RS         CO         CO         98050472318
11F027             TRAILER   IN        85        KTY        1KKVE4822FL073064        RS         CO         CO         98050472325
11F029             TRAILER   IN        85        KTY        1KKVE4826FL073066        RS         CO         CO         98050472330
11F030             TRAILER   IN        85        KTY        1KKVE4828FL073067        RS         CO         CO         98050472336
11F032             TRAILER   IN        85        KTY        1KKVE4821FL073069        HV         CO         CO         98050472345
11F033             TRAILER   IN        85        KTY        1KKVE4828FL073070        HV         CO         CO         98050472352
11F034             TRAILER   IN        85        KTY        1KKVE482XFL073071        HV         CO         CO         98050472362
11F035             TRAILER   IN        85        KTY        1KKVE4821FL073072        HV         CL         LA         98050472372
11F036             TRAILER   IN        85        KTY        1KKVE4823FL073073        HV         CO         CO         98050472381
11F037             TRAILER   IN        85        KTY        1KKVE4825FL073074        RS         CO         CO         98050472388
11F038             TRAILER   IN        85        KTY        1KKVE4827FL073075        HV         CO         CO         98050472395
11F040             TRAILER   IN        85        KTY        1KKVE4820FL073077        HV         CO         CO         98050472404
11F041             TRAILER   IN        85        KTY        1KKVE4822FL073078        RS         CO         CO         98050472410
11F042             TRAILER   IN        85        KTY        1KKVE4824FL073079        RS         CO         CO         98050472416
11F043             TRAILER   IN        85        KTY        1KKVE4820FL073080        HV         CO         CO         98050472423
11F044             TRAILER   IN        85        KTY        1KKVE4822FL073081        RS         CO         CO         98050472069
11F046             TRAILER   IN        85        KTY        1KKVE4826FL073083        HV         CO         CO         98050472088


LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99


                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           --        --        ----       ------                   ---        ---        --         ------

11F047        TRAILER        IN        85        KTY        1KKVE4828FL073084        RS         CO         CO         98050472109
11F048        TRAILER        IN        85        KTY        1KKVE482XFL073085        RS         CO         CO         98050472138
11F049        TRAILER        IN        85        KTY        1KKVE4821FL073086        RS         CO         CO         98050472157
11F050        TRAILER        IN        85        KTY        1KKVE4823FL073087        RS         CO         CO         98050472171
11F052        TRAILER        IN        85        KTY        1KKVE4827FL073089        RS         CO         CO         98050472185
11F054        TRAILER        IN        85        KTY        1KKVE4825FL073091        RS         CL         LA         98050472205
11F055        TRAILER        IN        85        KTY        1KKVE4827FL073092        RS         CO         CO         98050472219
11F056        TRAILER        IN        85        KTY        1KKVE4829FL073093        RS         CO         CO         98050472230
11F057        TRAILER        IN        85        KTY        1KKVE4820FL073094        RS         CO         CO         98050472247
11F058        TRAILER        IN        85        KTY        1KKVE4822FL073095        HV         CO         CO         98050472259
11F059        TRAILER        IN        85        KTY        1KKVE4824FL073096        RS         CO         CO         98050472273
11F060        TRAILER        IN        85        KTY        1KKVE4826FL073097        HV         CO         CO         98050472285
11F061        TRAILER        IN        85        KTY        1KKVE4828FL073098        HV         CO         CO         98050472301
11F062        TRAILER        IN        85        KTY        1KKVE482XFL073099        HV         CL         LA         98050472313
11F064        TRAILER        IN        85        KTY        1KKVE4824FL073101        HV         CL         LA         98050472326
11F065        TRAILER        IN        85        KTY        1KKVE4826FL073102        HV         CO         CO         98050472343
11F066        TRAILER        IN        85        KTY        IKKVE4828FL073103        RS         CO         CO         98050472357
11FO67        TRAILER        IN        85        KTY        IKKVE482XFL073104        HV         CL         LA         98050472376
11FO68        TRAILER        IN        85        KTY        IKKVE4821FL073105        HV         CO         CO         98050472389
11FO70        TRAILER        IN        85        KTY        IKKVR4825FL073107        HV         CO         CO         98050472406
11FO71        TRAILER        IN        85        KTY        IKKVE4827FL073108        HV         CO         CO         98050472422
11FO72        TRAILER        IN        85        KTY        IKKVE4829FL073109        HV         CO         CO         98050472435
11F073        TRAILER        IN        85        KTY        IKKVE4825FL073110        HV         CO         CO         98050472449
11FO74        TRAILER        IN        85        KTY        IKKVE4827FL073111        HV         CL         LA         98050472458
11F075        TRAILER        IN        85        KTY        IKKVE4829FL073112        HV         CO         CO         98050472469
11FO76        TRAILER        IN        85        KTY        IKKVE4820FL073113        HV         CO         CO         98050472479
11FO77        TRAILER        IN        85        KTY        IKKVE4822FL073114        HV         CO         CO         98050472487
11FO78        TRAILER        IN        85        KTY        IKKVE4824FL073115        HV         CO         CO         98050472506
11F079        TRAILER        IN        85        KTY        IKKVE4826FL073116        HV         CO         CO         98050472518
11FO80        TRAILER        IN        85        KTY        IKKVE4828FL073117        HV         CO         CO         98050472532
11FO81        TRAILER        IN        85        KTY        IKKVE482XFL073118        HV         CO         CO         98050472551
11FO82        TRAILER        IN        85        KTY        IKKVE4821FL073119        HV         CO         CO         98050472571
11FO83        TRAILER        IN        85        KTY        IKKVE4828FL073120        HV         CO         CO         98050472583
11FO84        TRAILER        IN        85        KTY        IKKVE482XFL073121        HV         CO         CO         98050472597
11FO85        TRAILER        IN        85        KTY        IKKVE4821FL073122        HV         CO         CO         98050472608
11FO86        TRAILER        IN        85        KTY        IKKVE4823FL073123        HV         CL         LA         98050472622
11F087        TRAILER        IN        85        KTY        IKKVE4825FL073124        RS         CO         CO         98050472636
11FO88        TRAILER        IN        85        KTY        IKKVE4827FL073125        HV         CO         CO         98050472649
11FO89        TRAILER        IN        85        KTY        IKKVE4829FL073126        RS         CL         LA         98050472658
11FO90        TRAILER        IN        85        KTY        IKKVE4820FL073127        HV         CO         CO         98050472671
11F091        TRAILER        IN        85        KTY        IKKVE4822FL073128        HV         CO         CO         98050472683
11FO92        TRAILER        IN        85        KTY        IKKVE4824FL073129        RS         CO         CO         98050472697
11F093        TRAILER        IN        85        KTY        IKKVE4820FL073130        HV         CO         CO         98050472714
11FO94        TRAILER        IN        85        KTY        IKKVE4822FL073131        HV         CO         CO         98050472729
11FO95        TRAILER        IN        85        KTY        IKKVE4824FL073132        RS         CO         CO         98050472740
11F096        TRAILER        IN        85        KTY        IKKVE4826FL073133        RS         CO         CO         98050472755
11F097        TRAILER        IN        85        KTY        IKKVE4828FL073134        RS         CO         CO         98050472785
11F098        TRAILER        IN        85        KTY        IKKVE482XFL073155        RS         CO         CO         98050472768
11H420        TRAILER        IN        92        KTY        IKKVR482XNL092206        HV         CO         CO         98050470510
11H421        TRAILER        IN        92        KTY        IKKVR4821NL092207        HV         CO         CO         98050470511



LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99




                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
---           ----           ---       --        ----       ------                   ---        ---        --         ------
11H422        TRAILER        IN        92        KTY        1KKVR4823NL092208        HV         CO         CO         98050470512
11H423        TRAILER        IN        92        KTY        1KKVR4825NL099209        HV         CO         CO         98050470513
11H424        TRAILER        IN        92        KTY        1KKVR4821NL092210        HV         CO         CO         98050470514
11H425        TRAILER        IN        92        KTY        1KKVR4823NL092211        HV         CO         CO         98050470515
11H426        TRAILER        IN        92        KTY        1KKVR4825NL092212        HV         CO         CO         98050470516
11H427        TRAILER        IN        92        KTY        1KKVR4827NLO92213        HV         CO         CO         98050470517
11H428        TRAILER        IN        92        KTY        1KKVR4829NL092214        HV         CO         CO         98050470518
11H429        TRAILER        IN        92        KTY        1KKVR4820NL092215        HV         CO         CO         98050470519
11H430        TRAILER        IN        92        KTY        1KKVR4822NL092216        HV         CO         CO         98050470520
11H431        TRAILER        IN        92        KTY        1KKVR4824NL092217        HV         CO         CO         98050470521
11H432        TRAILER        IN        92        KTY        1KKVR4826NL092218        HV         CO         CO         98050470522
11H433        TRAILER        IN        92        KTY        1KKVR4828NLO92219        HV         CO         CO         98050470523
11H434        TRAILER        IN        92        KTY        1KKVR4824NL092220        HV         CO         CO         98050470524
11H435        TRAILER        IN        92        KTY        1KKVR4826NL092221        HV         CO         CO         98050470525
11H436        TRAILER        IN        92        KTY        1KKVR4828NL092222        HV         CO         CO         98050470526
11H437        TRAILER        IN        93        KTY        1KKVR4723PL095498        HV         CO         CO         98050470527
11H438        TRAILER        IN        93        KTY        1KKVR4725PL095499        HV         CO         CO         98050470528
11H439        TRAILER        IN        92        KTY        1KKVE4829NL092225        HV         CO         CO         98050470529
11H440        TRAILER        IN        92        KTY        1KKVE4820NL092226        HV         CO         CO         98050470530
11H441        TRAILER        IN        92        KTY        1KKVE4822NL092227        HV         CO         CO         98050470531
11H442        TRAILER        IN        92        KTY        1KKVE4824NL092228        HV         CO         CO         98050470532
11H443        TRAILER        IN        92        KTY        1KKVE4826NL092229        HV         CO         CO         98050470533
11H444        TRAILER        IN        92        KTY        1KKVE4822NL092230        HV         CO         CO         98050470534
11H445        TRAILER        IN        92        KTY        1KKVE4824NL092231        HV         CO         CO         98050470535
11H446        TRAILER        IN        92        KTY        1KKVE4826NL092232        HV         CO         CO         98050470536
11H447        TRAILER        IN        92        KTY        1KKVE4828NL092233        HV         CO         CO         98050470539
11H448        TRAILER        IN        92        KTY        1KKVE482XNL092234        HV         CO         CO         98050470541
11H449        TRAILER        IN        92        KTY        1KKVE4821NL092235        HV         CO         CO         98050470543
11H450        TRAILER        IN        92        KTY        1KKVE4823NL092236        HV         CO         CO         98050470545
11H451        TRAILER        IN        92        KTY        1KKVE4825NL092237        HV         CO         CO         98050470547
11H452        TRAILER        IN        92        KTY        1KKVE4827NL092238        HV         CO         CO         98050470549
11H453        TRAILER        IN        92        KTY        1KKVE4829NL092239        HV         CO         CO         98050470551
11H454        TRAILER        IN        92        KTY        1KKVE4825NL092240        HV         CO         CO         98050470553
11H455        TRAILER        IN        92        KTY        1KKVE4827NL092241        HV         CO         CO         98050470555
11H456        TRAILER        IN        92        KTY        1KKVE4829NL092242        HV         CO         CO         98050470557
11H457        TRAILER        IN        92        KTY        1KKVE4820NL092243        HV         CO         CO         98050470559
11H458        TRAILER        IN        92        KTY        1KKVE4822NL092244        HV         CO         CO         98050470561
11H459        TRAILER        IN        92        KTY        1KKVE4824NLO92245        HV         CO         CO         98050470562
11H460        TRAILER        IN        92        KTY        1KKVE4826NL092246        HV         CL         LA         98050470563
11H461        TRAILER        IN        92        KTY        1KKVE4828NL092247        HV         CO         CO         98050470566
11H462        TRAILER        IN        92        KTY        1KKVE482XNL092248        HV         CO         CO         98050470567
11H463        TRAILER        IN        92        KTY        1KKVE4821NL092249        HV         CO         CO         98050470569
11H464        TRAILER        IN        92        KTY        1KKVE4828NL092250        HV         CL         LA         98050470571
11H465        TRAILER        IN        92        KTY        1KKVE482XNL092251        HV         CO         CO         98050470573
11H466        TRAILER        IN        92        KTY        1KKVE4821NL092252        HV         CO         CO         98050470574
11H467        TRAILER        IN        92        KTY        1KKVE4823NL092253        HV         CO         CO         98050470576
11H468        TRAILER        IN        92        KTY        1KKVE4825NL092254        HV         CO         CO         98050470578
11H469        TRAILER        IN        92        KTY        1KKVE4827NL092255        HV         CO         CO         98050470581
11H470        TRAILER        IN        92        KTY        1KKVE4829NL092256        HV         CO         CO         98050470407
11H471        TRAILER        IN        92        KTY        1KKVE4820NL092257        HV         CO         CO         98050470408



LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV       SUB         FC         NUMBER
----          ----           --        --        ----       ------                   ---       ---         --         ------
11H472        TRAILER        IN        92        KTY        1KKVE4822NL092258        HV        CO          CO         98050470466
11H473        TRAILER        IN        92        KTY        1KKVE4824NL092259        HV        CO          CO         98050470412
11H474        TRAILER        IN        92        KTY        1KKVE4820NL092260        HV        CL          LA         98050470414
11H475        TRAILER        IN        92        KTY        1KKVE4822NL092261        HV        CL          LA         98050470415
11H476        TRAILER        IN        92        KTY        1KKVE4824NL092262        HV        CO          CO         98050470418
11H477        TRAILER        IN        92        KTY        1KKVE4826NL092263        HV        CO          CO         98050470426
11H478        TRAILER        IN        92        KTY        1KKVE4828NL092264        HV        CO          CO         98050470430
11H479        TRAILER        IN        92        KTY        1KKVE482XNL092265        HV        CO          CO         98050470433
11H480        TRAILER        IN        92        KTY        1KKVE4821NL092266        HV        CO          CO         98050470436
11H481        TRAILER        IN        92        KTY        1KKVE4823NL092267        HV        CO          CO         98050470438
11H482        TRAILER        IN        92        KTY        1KKVE4825NL092268        HV        CO          CO         98050470439
11H483        TRAILER        IN        92        KTY        1KKVE4827NL092269        HV        CO          CO         98050470441
11H484        TRAILER        IN        92        KTY        1KKVE4823NL092270        HV        CO          CO         98050470444
11H485        TRAILER        IN        92        KTY        1KKVE4825NL092271        RS        CO          CO         98050470452
11H486        TRAILER        IN        92        KTY        1KKVE4827NL092272        HV        CO          CO         98050470453
11H487        TRAILER        IN        92        KTY        1KKVE4829NL092273        HV        CO          CO         98050470454
11H488        TRAILER        IN        92        KTY        1KKVE4820NL092274        HV        CO          CO         98050470457
11H489        TRAILER        IN        92        KTY        1KKVE4822NL092275        HV        CO          CO         98050470459
11H490        TRAILER        IN        92        KTY        1KKVE4824NL092276        HV        CO          CO         98050470461
11H491        TRAILER        IN        92        KTY        1KKVE4826NL092277        HV        CL          LA         98050470463
11H492        TRAILER        IN        92        KTY        1KKVE4828NL092278        HV        CO          CO         98050470468
11H493        TRAILER        IN        92        KTY        1KKVE482XNL092279        HV        CO          CO         98050470471
11H494        TRAILER        IN        92        KTY        1KKVE4826NL092280        HV        CO          CO         98050470474
11H495        TRAILER        IN        92        KTY        1KKVE4828NL092281        HV        CO          CO         98050470476
11H496        TRAILER        IN        92        KTY        1KKVE482XNL092282        HV        CO          CO         98050470479
11H497        TRAILER        IN        92        KTY        1KKVE4821NL092283        HV        CL          LA         98050470483
11H498        TRAILER        IN        92        KTY        1KKVE4823NL092284        HV        CO          CO         98050470485
11H499        TRAILER        IN        92        KTY        1KKVE4825NL092285        HV        CO          CO         98050470487
11H500        TRAILER        IN        92        KTY        1KKVE4827NL092286        HV        CO          CO         98050470489
11H501        TRAILER        IN        92        KTY        1KKVE4829NL092287        HV        CO          CO         98050470490
11H502        TRAILER        IN        92        KTY        1KKVE482ONL092288        HV        CO          CO         98050470491
11H503        TRAILER        IN        92        KTY        1KKVE4822NL092289        HV        CO          CO         98050470492
11H504        TRAILER        IN        92        KTY        1KKVE4829NL092290        HV        CO          CO         98050470493
11H505        TRAILER        IN        92        KTY        1KKVE4820NL092291        RS        CO          CO         98050470495
11H506        TRAILER        IN        92        KTY        1KKVE4822NL092292        HV        CO          CO         98050470496
11H507        TRAILER        IN        92        KTY        1KKVE4824NL092293        HV        CL          LA         98050470497
11H508        TRAILER        IN        92        KTY        1KKVE4826NL092294        HV        CO          CO         98050470498
11H509        TRAILER        IN        92        KTY        1KKVE4828NL092295        HV        CO          CO         98050470499
11H510        TRAILER        IN        92        KTY        1KKVE482XNL092296        HV        CL          LA         98050470500
11H511        TRAILER        IN        92        KTY        1KKVE4821NL092297        HV        CO          CO         98050470501
11H512        TRAILER        IN        92        KTY        1KKVE4823NL092298        HV        CO          CO         98050470502
11H513        TRAILER        IN        92        KTY        1KKVE4825NL092299        HV        CO          CO         98050470503
11H514        TRAILER        IN        92        KTY        1KKVE4828NL092300        HV        CO          CO         98050470504
11H515        TRAILER        IN        92        KTY        1KKVE482XNL092301        HV        CO          CO         98050470505
11H516        TRAILER        IN        92        KTY        1KKVE4821NL092302        HV        CO          CO         98050470506
11H517        TRAILER        IN        92        KTY        1KKVE4823NL092303        HV        CL          LA         98050470507
11H518        TRAILER        IN        92        KTY        1KKVE4825NL092304        HV        CO          CO         98050470508
11H519        TRAILER        IN        92        KTY        1KKVE4827NL092305        HV        CL          LA         98050470509
11H520        TRAILER        IN        92        KTY        1KKVE4829NL092306        HV        CL          LA         98050470310
11H521        TRAILER        IN        92        KTY        1KKVE4820NL092307        HV        CO          CO         98050470313


LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99


                         LIC                          SERIAL                                                     TITLE
UNIT        TYPE         ST        YR       MAKE      NUMBER                  DIV         SUB         FC         NUMBER
----        ----         ---       --       ----      ------                  ---         ---         --         ------


11H522      TRAILER      IN         92      KTY       1KKVE4822NL092308       HV          CO          CO         98050470315
11H523      TRAILER      IN         92      KTY       1KKVE4824NL092309       HV          CO          CO         98050470317
11H524      TRAILER      IN         92      KTY       1KKVE4820NLO92310       HV          CO          CO         98050470320
11H525      TRAILER      IN         92      KTY       1KKVE4822NL092311       HV          CO          CO         98050470322
11H526      TRAILER      IN         92      KTY       1KKVE4824NL092312       HV          CL          LA         98050470323
11H527      TRAILER      IN         92      KTY       1KKVE4826NL092313       HV          CO          CO         98050470324
11H528      TRAILER      IN         92      KTY       1KKVE4828NL092314       RS          CO          CO         98050470325
11H529      TRAILER      IN         92      KTY       1KKVE482XNL092315       HV          CO          CO         98050470326
11H530      TRAILER      IN         92      KTY       1KKVE4821NL092316       HV          CO          CO         98050470327
11H531      TRAILER      IN         92      KTY       1KKVE4823NL092317       HV          CO          CO         98050470329
11H532      TRAILER      IN         92      KTY       1KKVE4825NL092318       HV          CO          CO         98050470330
11H533      TRAILER      IN         92      KTY       1KKVE4827NL092319       HV          CO          CO         98050470331
11H534      TRAILER      IN         92      KTY       1KKVE4823NL092320       HV          CO          CO         98050470332
11H536      TRAILER      IN         92      KTY       1KKVE4827NL092322       HV          CO          CO         98050470335
11H537      TRAILER      IN         92      KTY       1KKVE4829NL092323       HV          CO          CO         98050470337
11H538      TRAILER      IN         92      KTY       1KKVE4820NLO92324       HV          CO          CO         98050470339
11H539      TRAILER      IN         92      KTY       1KKVE4822NL092325       HV          CO          CO         98050470341
11H540      TRAILER      IN         92      KTY       1KKVE4824NL092326       HV          CO          CO         98050470343
11H541      TRAILER      IN         92      KTY       1KKVE4826NL092327       HV          CO          CO         98050470345
11H542      TRAILER      IN         92      KTY       1KKVE4828NL092328       HV          CO          CO         98050470348
11H543      TRAILER      IN         92      KTY       1KKVE482XNL092329       HV          CO          CO         98050470350
11H544      TRAILER      IN         92      KTY       1KKVE4826NL092330       HV          CO          CO         98050470353
11H545      TRAILER      IN         92      KTY       1KKVE4828NL092331       HV          CO          CO         98050470355
11H546      TRAILER      IN         92      KTY       1KKVE482XNL092332       HV          CO          CO         98050470358
11H547      TRAILER      IN         92      KTY       1KKVE4821NL092333       HV          CO          CO         98050470359
11H548      TRAILER      IN         92      KTY       1KKVE4823NL092334       HV          CO          CO         98050470360
11H549      TRAILER      IN         92      KTY       1KKVE4825NLO92335       HV          CO          CO         98050470361
11H550      TRAILER      IN         92      KTY       1KKVE4827NL092336       HV          CO          CO         98050470368
11H551      TRAILER      IN         92      KTY       1KKVE4829NL092337       HV          CO          CO         98050470370
11H552      TRAILER      IN         92      KTY       1KKVE4820NL092338       HV          CO          CO         98050470372
11H553      TRAILER      IN         92      KTY       1KKVE4822NL092339       HV          CO          CO         98050470374
11H554      TRAILER      IN         92      KTY       1KKVE4829NL092340       HV          CO          CO         98050470376
11H555      TRAILER      IN         92      KTY       1KKVE4820NL092341       HV          CO          CO         98050470378
11H556      TRAILER      IN         92      KTY       1KKVE4822NL092342       HV          CO          CO         98050470380
11H557      TRAILER      IN         92      KTY       1KKVE4824NL092343       HV          CO          CO         98050470382
11H558      TRAILER      IN         92      KTY       1KKVE4826NL092344       HV          CO          CO         98050470384
11H560      TRAILER      IN         92      KTY       1KKVE482XNL092346       HV          CO          CO         98050470385
11H561      TRAILER      IN         92      KTY       1KKVE4821NL092347       HV          CO          CO         98050470386
11H562      TRAILER      IN         92      KTY       1KKVE4823NL092348       HV          CO          CO         98050470387
11H563      TRAILER      IN         92      KTY       1KKVE4825NL092349       HV          CO          CO         98050470388
11H564      TRAILER      IN         92      KTY       1KKVE4821NL092350       HV          CO          CO         98050470391
11H565      TRAILER      IN         92      KTY       1KKVE4823NL092351       HV          CO          CO         98050470394
11H566      TRAILER      IN         92      KTY       1KKVE4825NL092352       HV          CO          CO         98050470396
11H567      TRAILER      IN         92      KTY       1KKVE4827NL092353       HV          CO          CO         98050470398
11H568      TRAILER      IN         92      KTY       1KKVE4829NL092354       HV          CO          CO         98050470402
11H569      TRAILER      IN         92      KTY       1KKVE4820NL092355       HV          CO          CO         98050470404
11H570      TRAILER      IN         92      KTY       1KKVE4822NL092356       HV          CO          CO         98050470405
11H571      TRAILER      IN         92      KTY       1KKVE4824NL092357       HV          CO          CO         98050470406
11H572      TRAILER      IN         92      KTY       1KKVE4826NL092358       HV          CO          CO         98050470001
11H573      TRAILER      IN         92      KTY       1KKVE4828NL092359       HV          CO          CO         98050470002


LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           ---       --        ----       ------                   ---        ---        --         ------
11H574        TRAILER        IN        92        KTY        1KKVE4824NL092360        HV         CO         CO         98050470003
11H575        TRAILER        IN        92        KTY        1KKVE4826NL092361        HV         CO         CO         98050470005
11H576        TRAILER        IN        92        KTY        1KKVE4828NL092362        HV         CO         CO         98050470006
11H577        TRAILER        IN        92        KTY        1KKVE482XNL092363        HV         CL         LA         98050470007
11H578        TRAILER        IN        92        KTY        1KKVE4821NL092364        HV         CO         CO         98050470008
11H579        TRAILER        IN        92        KTY        1KKVE4823NL092365        HV         CO         CO         98050470009
11H580        TRAILER        IN        92        KTY        1KKVE4825NL092366        HV         CO         CO         98050470010
11H581        TRAILER        IN        92        KTY        1KKVE4827NL092367        HV         CO         CO         98050470011
11H582        TRAILER        IN        92        KTY        1KKVE4829NL092368        HV         CL         LA         98050470013
11H583        TRAILER        IN        92        KTY        1KKVE4820NL092369        HV         CO         CO         98050470015
11H585        TRAILER        IN        92        KTY        1KKVE4829NL092371        HV         CO         CO         98050470018
11H586        TRAILER        IN        92        KTY        1KKVE4820NL092372        HV         CO         CO         98050470019
11H587        TRAILER        IN        92        KTY        1KKVE4822NL092373        HV         CO         CO         98050470021
11H588        TRAILER        IN        92        KTY        1KKVE4824NL092374        HV         CO         CO         98050470023
11H589        TRAILER        IN        92        KTY        1KKVE4826NL092375        HV         CO         CO         98050470024
11H590        TRAILER        IN        92        KTY        1KKVE4828NL092376        HV         CO         CO         98050470026
11H591        TRAILER        IN        92        KTY        1KKVE482XNL092377        HV         CO         CO         98050470027
11H592        TRAILER        IN        92        KTY        1KKVE4821NL092378        HV         CO         CO         98050470029
11H593        TRAILER        IN        92        KTY        1KKVE4823NL092379        HV         CO         CO         98050470031
11H594        TRAILER        IN        92        KTY        1KKVE482XNL092380        HV         CO         CO         98050470033
11H595        TRAILER        IN        92        KTY        1KKVE4821NL092381        HV         CO         CO         98050470035
11H596        TRAILER        IN        92        KTY        1KKVE4823NL092382        HV         CO         CO         98050470037
11H597        TRAILER        IN        92        KTY        1KKVE4825NL092383        HV         CO         CO         98050470038
11H598        TRAILER        IN        92        KTY        1KKVE4827NL092384        HV         CO         CO         98050470040
11H599        TRAILER        IN        92        KTY        1KKVE4829NL092385        HV         CO         CO         98050470042
11H600        TRAILER        IN        92        KTY        1KKVE4820NL092386        HV         CO         CO         98050470043
11H601        TRAILER        IN        92        KTY        1KKVE4822NL092387        HV         CO         CO         98050470045
11H611        TRAILER        IN        93        KTY        1KKVE2818PL093297        HV         CO         CO         98050470052
11H613        TRAILER        IN        93        KTY        1KKVE2811PL093299        HV         DC         08         98050470053
11H615        TRAILER        IN        93        KTY        1KKVE2816PL093301        HV         DC         02         98050470055
11H617        TRAILER        IN        93        KTY        1KKVE281XPL093303        HV         CO         CO         98050470057
11H618        TRAILER        IN        93        KTY        1KKVE2811PL093304        HV         CO         CO         98050470059
11H619        TRAILER        IN        93        KTY        1KKVE2813PL093305        HV         CO         CO         98050470062
11H620        TRAILER        IN        93        KTY        1KKVE2815PL093306        HV         CO         CO         98050470064
11H621        TRAILER        IN        93        KTY        1KKVE2817PL093307        HV         CO         CO         98050470065
11H622        TRAILER        IN        93        KTY        1KKVE2819PL093308        HV         CO         CO         98050470067
11H626        TRAILER        IN        93        KTY        1KKVE2810PL093312        HV         DC         02         98050470070
11H627        TRAILER        IN        93        KTY        1KKVE4820PL093475        HV         CO         CO         98050470072
11H629        TRAILER        IN        93        KTY        1KKVE4824PL093477        HV         CO         CO         98050470074
11H630        TRAILER        IN        93        KTY        1KKVE4826PL093478        HV         CO         CO         98050470076
11H631        TRAILER        IN        93        KTY        1KKVE4828PL093479        HV         CO         CO         98050470078
11H632        TRAILER        IN        93        KTY        1KKVE4824PL093480        HV         CO         CO         98050470083
11H633        TRAILER        IN        93        KTY        1KKVE4826PL093481        HV         CO         CO         98050470081
11H635        TRAILER        IN        93        KTY        1KKVE482XPL093483        HV         CO         CO         98050470085
11H636        TRAILER        IN        93        KTY        1KKVE4821PL093484        HV         CO         CO         98050470086
11H637        TRAILER        IN        93        KTY        1KKVE4823PL093485        HV         CO         CO         98050470004
11H638        TRAILER        IN        93        KTY        1KKVE4825PL093486        HV         CO         CO         98050470012
11H639        TRAILER        IN        93        KTY        1KKVE4827PL093487        HV         CO         CO         98050470014
11H640        TRAILER        IN        93        KTY        1KKVE4829PL093488        HV         CO         CO         98050470017
11H641        TRAILER        IN        93        KTY        1KKVE4820PL093489        HV         CO         CO         98050470025

LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           ---       --        ----       ------                   ---        ---        --         ------
11H642        TRAILER        IN        93        KTY        1KKVE4827PL093490        HV         CO         CO         98050470022
11H643        TRAILER        IN        93        KTY        1KKVE4829PL093491        HV         CO         CO         98050470028
11H644        TRAILER        IN        93        KTY        1KKVE4820PL093492        HV         CO         CO         98050470030
11H645        TRAILER        IN        93        KTY        1KKVE4822PL093493        HV         CO         CO         98050470032
11H646        TRAILER        IN        93        KTY        1KKVE4824PL093494        HV         CO         CO         98050470034
11H647        TRAILER        IN        93        KTY        1KKVE4826PL093495        HV         CO         CO         98050470036
11H648        TRAILER        IN        93        KTY        1KKVE4828PL093496        HV         CO         CO         98050470039
11H649        TRAILER        IN        93        KTY        1KKVE482XPL093497        HV         CO         CO         98050470041
11H650        TRAILER        IN        93        KTY        1KKVE4821PL093498        HV         CO         CO         98050470044
11H651        TRAILER        IN        93        KTY        1KKVE4823PL093499        HV         CO         CO         98050470049
11H652        TRAILER        IN        93        KTY        1KKVE4826PL093500        HV         CO         CO         98050470050
11H653        TRAILER        IN        93        KTY        1KKVE4828PL093501        HV         CO         CO         98050470051
11H654        TRAILER        IN        93        KTY        1KKVE482XPL093502        HV         CO         CO         98050470054
11H655        TRAILER        IN        93        KTY        1KKVE4821PL093503        HV         CO         CO         98050470056
11H656        TRAILER        IN        93        KTY        1KKVE4823PL093504        HV         CO         CO         98050470058
11H657        TRAILER        IN        93        KTY        1KKVE4825PL093505        HV         CO         CO         98050470060
11H658        TRAILER        IN        93        KTY        1KKVE4827PL093506        HV         CO         CO         98050470061
11H659        TRAILER        IN        93        KTY        1KKVE4829PL093507        HV         CO         CO         98050470063
11H660        TRAILER        IN        93        KTY        1KKVE4820PL093508        HV         CO         CO         98050470066
11H661        TRAILER        IN        93        KTY        1KKVE4822PL093509        HV         CO         CO         98050470068
11H662        TRAILER        IN        93        KTY        1KKVE4829PL093510        HV         CO         CO         98050470069
11H663        TRAILER        IN        93        KTY        1KKVE4820PL093511        HV         CO         CO         98050470071
11H664        TRAILER        IN        93        KTY        1KKVE4822PL093512        HV         CO         CO         98050470073
11H665        TRAILER        IN        93        KTY        1KKVE4824PL093513        HV         CO         CO         98050470075
11H666        TRAILER        IN        93        KTY        1KKVR4825PL093959        HV         CO         CO         98050470077
11H667        TRAILER        IN        93        KTY        1KKVE4825PL093469        HV         CO         CO         98050470080
11H669        TRAILER        IN        93        KTY        1KKVE4823PL093471        HV         CO         CO         98050470084
11H670        TRAILER        IN        93        KTY        1KKVE4825PL093472        HV         CO         CO         98050470087
11H671        TRAILER        IN        93        KTY        1KKVE4827PL093473        HV         CO         CO         98050470089
11H672        TRAILER        IN        93        STN        1DW1A5323PS825101        HV         CO         CO         98050470091
11H673        TRAILER        IN        93        STN        1DW1A5325PS825102        HV         CO         CO         98050473961
11H674        TRAILER        IN        93        STN        1DW1A5327PS825103        HV         CO         CO         98050473962
11H675        TRAILER        IN        93        STN        1DW1A5329PS825104        HV         CO         CO         98050473964
11H676        TRAILER        IN        93        STN        1DW1A5320PS825105        HV         CO         CO         98050470094
11H677        TRAILER        IN        93        STN        1DW1A5322PS825106        HV         CO         CO         98050470097
11H678        TRAILER        IN        93        STN        1DW1A5324PS825107        HV         CO         CO         98050470099
11H679        TRAILER        IN        93        STN        1DW1A5326PS825108        HV         CO         CO         98050470101
11H680        TRAILER        IN        93        STN        1DW1A5328PS825109        HV         CO         CO         98050470103
11H681        TRAILER        IN        93        STN        1DW1A5324PS825110        HV         DC         12         98050470105
11H682        TRAILER        IN        93        STN        1DW1A5326PS825111        HV         CO         CO         98050470107
11H683        TRAILER        IN        93        KTY        1KKVR4820PL094789        HV         CO         CO         98050470108
11H684        TRAILER        IN        93        KTY        1KKVR4827PL094790        HV         CO         CO         98050470109
11H685        TRAILER        IN        93        KTY        1KKVR4829PL094791        HV         CO         CO         98050470110
11H686        TRAILER        IN        93        KTY        1KKVR4820PL094792        HV         CO         CO         98050470111
11H687        TRAILER        IN        93        KTY        1KKVR4820PL095411        HV         CO         CO         98050470112
11H688        TRAILER        IN        93        KTY        1KKVR4822PL095412        HV         CO         CO         98050470113
11H689        TRAILER        IN        93        KTY        1KKVR4824PL095413        HV         CO         CO         98050470114
11H690        TRAILER        IN        93        KTY        1KKVR4826PL095414        HV         CO         CO         98050470584
11H691        TRAILER        IN        93        KTY        1KKVR4828PL095415        HV         CO         CO         98050470585
11H692        TRAILER        IN        93        KTY        1KKVR482XPL095416        HV         CO         CO         98050470587

LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           ---       --        ----       ------                   ---        ---        --         ------
11H693        TRAILER        IN        93        KTY        1KKVR4821PL095417        HV         CO         CO         98050470589
11H694        TRAILER        IN        93        KTY        1KKVR4823PL095418        HV         CO         CO         98050470593
11H695        TRAILER        IN        94        KTY        1KKVR4824RL096273        HV         CO         CO         98050470595
11H696        TRAILER        IN        94        KTY        1KKVR4826RL096274        HV         CO         CO         98050470597
11H697        TRAILER        IN        94        KTY        1KKVR4828RL096275        HV         CO         CO         98050470600
11H698        TRAILER        IN        94        KTY        1KKVR482XRL096276        HV         CO         CO         98050470601
11H699        TRAILER        IN        94        KTY        1KKVR4821RL096277        HV         CO         CO         98050470604
11H700        TRAILER        IN        94        KTY        1KKVR4823RL096278        HV         CO         CO         98050470609
11H701        TRAILER        IN        94        KTY        1KKVR4825RL096279        HV         CO         CO         98050470611
11H702        TRAILER        IN        94        KTY        1KKVR4821RL096280        HV         CO         CO         98050470613
11H703        TRAILER        IN        93        KTY        1KKVE4820PL094769        HV         CO         CO         98050470615
11H704        TRAILER        IN        93        KTY        1KKVE4827PL094770        HV         CO         CO         98050470618
11H705        TRAILER        IN        93        KTY        1KKVE4829PL094771        HV         CO         CO         98050470620
11H706        TRAILER        IN        93        KTY        1KKVE4820PL094772        HV         CO         CO         98050470622
11H707        TRAILER        IN        93        KTY        1KKVE4822PL094773        HV         CO         CO         98050470628
11H708        TRAILER        IN        93        KTY        1KKVE4824PL094774        HV         CO         CO         98050470630
11H709        TRAILER        IN        93        KTY        1KKVE4826PL094775        HV         CO         CO         98050470632
11H710        TRAILER        IN        93        KTY        1KKVE4828PL094776        HV         CO         CO         98050470634
11H711        TRAILER        IN        93        KTY        1KKVE482XPL094777        HV         CO         CO         98050470636
11H712        TRAILER        IN        93        KTY        1KKVE4821PL094778        HV         CO         CO         98050470638
11H713        TRAILER        IN        93        KTY        1KKVE4823PL094779        HV         CO         CO         98050470641
11H714        TRAILER        IN        93        KTY        1KKVE482XPL094780        HV         CO         CO         98050470644
11H715        TRAILER        IN        93        KTY        1KKVE4821PL094781        HV         CO         CO         98050470646
11H716        TRAILER        IN        93        KTY        1KKVE4823PL094782        HV         CO         CO         98050470649
11H717        TRAILER        IN        93        KTY        1KKVE4825PL094783        HV         CO         CO         98050470650
11H718        TRAILER        IN        93        KTY        1KKVE4827PL094784        HV         CO         CO         98050470653
11H719        TRAILER        IN        93        KTY        1KKVE4829PL094785        HV         CO         CO         98050470655
11H720        TRAILER        IN        93        KTY        1KKVE4820PL094786        HV         CO         CO         98050470657
11H721        TRAILER        IN        93        KTY        1KKVE4822PL094787        HV         CO         CO         98050470659
11H722        TRAILER        IN        93        KTY        1KKVE4824PL094788        HV         CO         CO         98050470661
11H723        TRAILER        IN        93        KTY        1KKVE4822PL095325        HV         CO         CO         98050470662
11H724        TRAILER        IN        93        KTY        1KKVE4824PL095326        HV         CO         CO         98050470665
11H725        TRAILER        IN        93        KTY        1KKVE4826PL095327        HV         CO         CO         98050470666
11H726        TRAILER        IN        93        KTY        1KKVE4828PL095328        HV         CO         CO         98050470670
11H727        TRAILER        IN        93        KTY        1KKVE482XPL095329        HV         CO         CO         98050470672
11H728        TRAILER        IN        93        KTY        1KKVE4826PL095330        HV         CO         CO         98050470674
11H729        TRAILER        IN        93        KTY        1KKVE4828PL095331        HV         CO         CO         98050470676
11H730        TRAILER        IN        93        KTY        1KKVE482XPL095332        HV         CO         CO         98050470678
11H731        TRAILER        IN        93        KTY        1KKVE4821PL095333        HV         CO         CO         98050470680
11H732        TRAILER        IN        93        KTY        1KKVE4823PL095334        HV         CO         CO         98050470682
11H733        TRAILER        IN        93        KTY        1KKVE4825PL095335        HV         CO         CO         98050470684
11H734        TRAILER        IN        93        KTY        1KKVE4827PL095336        HV         CO         CO         98050470686
11H735        TRAILER        IN        93        KTY        1KKVE4829PL095337        HV         CO         CO         98050470688
11H736        TRAILER        IN        93        KTY        1KKVE4820PL095338        HV         CO         CO         98050470689
11H737        TRAILER        IN        93        KTY        1KKVE4822PL095339        HV         CO         CO         98050470690
11H738        TRAILER        IN        93        KTY        1KKVE4829PL095340        HV         CO         CO         98050470691
11H739        TRAILER        IN        93        KTY        1KKVE4820PL095341        HV         CO         CO         98050470692
11H740        TRAILER        IN        93        KTY        1KKVE4822PL095342        HV         CO         CO         98050470088
11H741        TRAILER        IN        93        KTY        1KKVE4824PL095343        HV         CO         CO         98050470090
11H742        TRAILER        IN        93        KTY        1KKVE4826PL095344        HV         CO         CO         98050470092

LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           ---       --        ----       ------                   ---        ---        --         ------
11H743        TRAILER        IN        93        KTY        1KKVE4828PL095345        HV         CO         CO         98050470093
11H744        TRAILER        IN        93        KTY        1KKVE482XPL095346        HV         CO         CO         98050470095
11H745        TRAILER        IN        93        KTY        1KKVE4821PL095347        HV         CO         CO         98050470096
11H746        TRAILER        IN        93        KTY        1KKVE4823PL095348        HV         CO         CO         98050470098
11H747        TRAILER        IN        93        KTY        1KKVE4825PL095349        HV         CO         CO         98050470100
11H748        TRAILER        IN        93        KTY        1KKVE4821PL095350        HV         CO         CO         98050470102
11H749        TRAILER        IN        93        KTY        1KKVE4823PL095351        HV         CO         CO         98050470104
11H750        TRAILER        IN        93        KTY        1KKVE4825PL095352        HV         CO         CO         98050470106
11H751        TRAILER        IN        93        KTY        1KKVE4827PL095353        HV         CO         CO         98050470118
11H752        TRAILER        IN        93        KTY        1KKVE4829PL095354        HV         CO         CO         98050470120
11H753        TRAILER        IN        93        KTY        1KKVE4820PL095355        HV         CO         CO         98050470122
11H754        TRAILER        IN        93        KTY        1KKVE4822PL095356        HV         CO         CO         98050470124
11H755        TRAILER        IN        93        KTY        1KKVE4824PL095357        HV         CO         CO         98050470126
11H756        TRAILER        IN        93        KTY        1KKVE4826PL095358        HV         CO         CO         98050470128
11H757        TRAILER        IN        93        KTY        1KKVE4828PL095359        HV         CO         CO         98050470129
11H758        TRAILER        IN        93        KTY        1KKVE4824PL095360        HV         CO         CO         98050470131
11H759        TRAILER        IN        93        KTY        1KKVE4826PL095361        HV         CO         CO         98050470133
11H760        TRAILER        IN        93        KTY        1KKVE4828PL095362        HV         CO         CO         98050470134
11H761        TRAILER        IN        93        KTY        1KKVE482XPL095363        HV         CO         CO         98050470136
11H762        TRAILER        IN        93        KTY        1KKVE4821PL095364        HV         CO         CO         98050470137
11H763        TRAILER        IN        93        KTY        1KKVE4823PL095365        HV         CO         CO         98050470139
11H764        TRAILER        IN        93        KTY        1KKVE4825PL095366        HV         CO         CO         98050470141
11H765        TRAILER        IN        93        KTY        1KKVE4827PL095367        HV         CO         CO         98050470142
11H766        TRAILER        IN        93        KTY        1KKVE4829PL095368        HV         CO         CO         98050470144
11H767        TRAILER        IN        93        KTY        1KKVE4820PL095369        HV         CO         CO         98050470145
11H768        TRAILER        IN        93        KTY        1KKVE4827PL095370        HV         CO         CO         98050470147
11H790        TRAILER        IN        93        KTY        1KKVE4827PL094719        HV         CO         CO         98050470149
11H794        TRAILER        IN        93        KTY        1KKVE4829PL094723        HV         CO         CO         98050470177
11H800        TRAILER        IN        93        KTY        1KKVE482XPL094729        HV         CO         CO         98050470152
11H801        TRAILER        IN        93        KTY        1KKVE4826PL094730        HV         CO         CO         98050470154
11H802        TRAILER        IN        93        KTY        1KKVE4828PL094731        HV         CO         CO         98050470155
11H803        TRAILER        IN        93        KTY        1KKVE482XPL094732        HV         CO         CO         98050470157
11H804        TRAILER        IN        93        KTY        1KKVE4821PL094733        HV         CO         CO         98050470159
11H805        TRAILER        IN        93        KTY        1KKVE4823PL094734        HV         CO         CO         98050470161
11H806        TRAILER        IN        93        KTY        1KKVE4825PL094735        HV         CO         CO         98050470162
11H807        TRAILER        IN        93        KTY        1KKVE4827PL094736        HV         CO         CO         98050470164
11H808        TRAILER        IN        93        KTY        1KKVE4829PL094737        HV         CO         CO         98050470165
11H809        TRAILER        IN        93        KTY        1KKVE4820PL094738        HV         CO         CO         98050470167
11H810        TRAILER        IN        93        KTY        1KKVE4822PL094739        HV         CO         CO         98050470169
11H811        TRAILER        IN        93        KTY        1KKVE4829PL094740        HV         CO         CO         98050470170
11H812        TRAILER        IN        93        KTY        1KKVE4820PL094741        HV         CO         CO         98050470172
11H813        TRAILER        IN        93        KTY        1KKVE4822PL094742        HV         CO         CO         98050470174
11H814        TRAILER        IN        93        KTY        1KKVE4824PL094743        HV         CO         CO         98050470175
11H815        TRAILER        IN        93        KTY        1KKVE4826PL094744        HV         CO         CO         98050470179
11H816        TRAILER        IN        93        KTY        1KKVE4828PL094745        HV         CO         CO         98050470180
11H817        TRAILER        IN        93        KTY        1KKVE482XPL094746        HV         CO         CO         98050470181
11H818        TRAILER        IN        93        KTY        1KKVE4821PL094747        HV         CO         CO         98050470183
11H819        TRAILER        IN        93        KTY        1KKVE4823PL094748        HV         CL         LA         98050470115
11H820        TRAILER        IN        93        KTY        1KKVE4825PL094749        HV         CO         CO         98050470116
11H821        TRAILER        IN        93        KTY        1KKVE4821PL094750        HV         CO         CO         98050470117

LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           ---       --        ----       ------                   ---        ---        --         ------
11H822        TRAILER        IN        93        KTY        1KKVE4823PL094751        HV         CO         CO         98050470119
11H823        TRAILER        IN        93        KTY        1KKVE4825PL094752        HV         CO         CO         98050470121
11H824        TRAILER        IN        93        KTY        1KKVE4827PL094753        HV         CO         CO         98050470123
11H825        TRAILER        IN        93        KTY        1KKVE4829PL094754        HV         CO         CO         98050470125
11H826        TRAILER        IN        93        KTY        1KKVE4820PL094755        HV         CO         CO         98050470127
11H827        TRAILER        IN        93        KTY        1KKVE4822PL094756        HV         CO         CO         98050470130
11H828        TRAILER        IN        93        KTY        1KKVE4824PL094757        HV         CO         CO         98050470132
11H829        TRAILER        IN        93        KTY        1KKVE4826PL094758        HV         CO         CO         98050470135
11H830        TRAILER        IN        93        KTY        1KKVE4828PL094759        HV         CO         CO         98050470138
11H831        TRAILER        IN        93        KTY        1KKVE4824PL094760        HV         CO         CO         98050470140
11H832        TRAILER        IN        93        KTY        1KKVE4826PL094761        HV         CO         CO         98050470143
11H833        TRAILER        IN        93        KTY        1KKVE4828PL094762        HV         CO         CO         98050470146
11H834        TRAILER        IN        93        KTY        1KKVE482XPL094763        HV         CO         CO         98050470148
11H835        TRAILER        IN        93        KTY        1KKVE4821PL094764        HV         CO         CO         98050470150
11H836        TRAILER        IN        93        KTY        1KKVE4823PL094765        HV         CO         CO         98050470151
11H837        TRAILER        IN        93        KTY        1KKVE4825PL094766        HV         CO         CO         98050470153
11H838        TRAILER        IN        93        KTY        1KKVE4827PL094767        HV         CO         CO         98050470156
11H839        TRAILER        IN        93        KTY        1KKVE4829PL094768        HV         CO         CO         98050470158
11H840        TRAILER        IN        93        KTY        1KKVE4829PL095371        HV         CO         CO         98050470160
11H841        TRAILER        IN        93        KTY        1KKVE4820PL095372        HV         CO         CO         98050470163
11H842        TRAILER        IN        93        KTY        1KKVE4822PL095373        HV         CO         CO         98050470166
11H843        TRAILER        IN        93        KTY        1KKVE4824PL095374        HV         CO         CO         98050470168
11H844        TRAILER        IN        93        KTY        1KKVE4826PL095375        HV         CO         CO         98050470171
11H845        TRAILER        IN        93        KTY        1KKVE4828PL095376        HV         CO         CO         98050470173
11H846        TRAILER        IN        93        KTY        1KKVE482XPL095377        HV         CO         CO         98050470176
11H847        TRAILER        IN        93        KTY        1KKVE4821PL095378        HV         CO         CO         98050470182
11H848        TRAILER        IN        93        KTY        1KKVE4823PL095379        HV         CO         CO         98050470184
11H849        TRAILER        IN        93        KTY        1KKVE482XPL095380        HV         CO         CO         98050470185
11H850        TRAILER        IN        93        KTY        1KKVE4821PL095381        HV         CO         CO         98050470186
11H851        TRAILER        IN        93        KTY        1KKVE4823PL095382        HV         CO         CO         98050470187
11H852        TRAILER        IN        93        KTY        1KKVE4825PL095383        HV         CO         CO         98050470188
11H853        TRAILER        IN        93        KTY        1KKVE4827PL095384        HV         CO         CO         98050470191
11H854        TRAILER        IN        93        KTY        1KKVE4829PL095385        HV         CO         CO         98050470193
11H855        TRAILER        IN        93        KTY        1KKVE4820PL095386        HV         CO         CO         98050470198
11H856        TRAILER        IN        93        KTY        1KKVE4822PL095387        HV         CO         CO         98050470200
11H857        TRAILER        IN        93        KTY        1KKVE4824PL095388        HV         CO         CO         98050470202
11H858        TRAILER        IN        93        KTY        1KKVE4826PL095389        HV         CO         CO         98050470207
11H859        TRAILER        IN        93        KTY        1KKVE4822PL095390        HV         CO         CO         98050470209
11H860        TRAILER        IN        93        KTY        1KKVE4824PL095391        HV         CO         CO         98050470212
11H861        TRAILER        IN        93        KTY        1KKVE4826PL095392        HV         CO         CO         98050470214
11H862        TRAILER        IN        93        KTY        1KKVE4828PL095393        HV         CO         CO         98050470216
11H863        TRAILER        IN        93        KTY        1KKVE482XPL095394        HV         CO         CO         98050470219
11H864        TRAILER        IN        93        KTY        1KKVE4821PL095395        HV         CO         CO         98050470221
11H865        TRAILER        IN        93        KTY        1KKVE4823PL095396        HV         CO         CO         98050470222
11H866        TRAILER        IN        93        KTY        1KKVE4825PL095397        HV         CO         CO         98050470223
11H867        TRAILER        IN        93        KTY        1KKVE4827PL095398        HV         CO         CO         98050470224
11H868        TRAILER        IN        93        KTY        1KKVE4829PL095399        HV         CO         CO         98050470225
11H869        TRAILER        IN        93        KTY        1KKVE4821PL095400        HV         CO         CO         98050470189
11H870        TRAILER        IN        93        KTY        1KKVE4823PL095401        HV         CO         CO         98050470190
11H872        TRAILER        IN        93        KTY        1KKVE4827PL095403        HV         CO         CO         98050470192


LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           --        --        ----       ------                   ---        ---        --         ------
11H873        TRAILER        IN        93        KTY        1KKVE4829PL095404        HV         CO         CO         98050470194
11H874        TRAILER        IN        93        KTY        1KKVE4820PL095405        HV         CO         CO         98050470195
11H875        TRAILER        IN        93        KTY        1KKVE4822PL095406        HV         CO         CO         98050470196
11H876        TRAILER        IN        93        KTY        1KKVE4822PL095407        HV         CO         CO         98050470197
11H877        TRAILER        IN        93        KTY        1KKVE4826PL095408        HV         CO         CO         98050470199
11H878        TRAILER        IN        93        KTY        1KKVE4828PL095409        HV         CO         CO         98050470201
11H879        TRAILER        IN        93        KTY        1KKVE4824PL095410        HV         CO         CO         98050470203
11H880        TRAILER        IN        94        KTY        1KKVE4820RL096220        HV         CO         CO         98050470204
11H881        TRAILER        IN        94        KTY        1KKVE4822RL096221        HV         CO         CO         98050470205
11H882        TRAILER        IN        94        KTY        1KKVE4824RL096222        HV         CO         CO         98050470206
11H883        TRAILER        IN        94        KTY        1KKVE4826RL096223        HV         CO         CO         98050470208
11H884        TRAILER        IN        94        KTY        1KKVE4828RL096224        HV         CO         CO         98050470210
11H885        TRAILER        IN        94        KTY        1KKVE482XRL096225        HV         CO         CO         98050470211
11H886        TRAILER        IN        94        KTY        1KKVE4821RL096226        HV         CO         CO         98050470213
11H887        TRAILER        IN        94        KTY        1KKVE4823RL096227        HV         CO         CO         98050470215
11H888        TRAILER        IN        94        KTY        1KKVE4825RL096228        HV         CO         CO         98050470217
11H889        TRAILER        IN        94        KTY        1KKVE4827RL096229        HV         CO         CO         98050470218
11H890        TRAILER        IN        94        KTY        1KKVE4823RL096230        HV         CO         CO         98050470220
11H891        TRAILER        IN        94        KTY        1KKVE4825RL096231        HV         CO         CO         98050470231
11H892        TRAILER        IN        94        KTY        1KKVE4827RL096232        HV         CO         CO         98050470232
11H893        TRAILER        IN        94        KTY        1KKVE4829RL096233        HV         CO         CO         98050470233
11H895        TRAILER        IN        94        KTY        1KKVE4820RL096234        HV         CO         CO         98050470235
11H896        TRAILER        IN        94        KTY        1KKVE4822RL096235        HV         CO         CO         98050470236
11H897        TRAILER        IN        94        KTY        1KKVE4824RL096236        HV         CO         CO         98050470237
11H898        TRAILER        IN        94        KTY        1KKVE4826RL096237        HV         CO         CO         98050470239
11H899        TRAILER        IN        94        KTY        1KKVE4828RL096238        HV         CO         CO         98050470240
11H900        TRAILER        IN        94        KTY        1KKVE482XRL096239        HV         CO         CO         98050470242
11H901        TRAILER        IN        94        KTY        1KKVE4826RL096240        HV         CO         CO         98050470244
11H902        TRAILER        IN        94        KTY        1KKVE4828RL096241        HV         CO         CO         98050470246
11H903        TRAILER        IN        94        KTY        1KKVE482XRL096242        HV         CO         CO         98050470248
11H904        TRAILER        IN        94        KTY        1KKVE4821RL096243        HV         CO         CO         98050470250
11H905        TRAILER        IN        94        KTY        1KKVE4823RL096244        HV         CO         CO         98050470252
11H906        TRAILER        IN        94        KTY        1KKVE4825RL096245        HV         CO         CO         98050470253
11H907        TRAILER        IN        94        KTY        1KKVE4827RL096246        HV         CO         CO         98050470254
11H908        TRAILER        IN        94        KTY        1KKVE4829RL096247        HV         CO         CO         98050470256
11H909        TRAILER        IN        94        KTY        1KKVE4820RL096248        HV         CO         CO         98050470258
11H910        TRAILER        IN        94        KTY        1KKVE4822RL096249        HV         CO         CO         98050470259
11H911        TRAILER        IN        94        KTY        1KKVE4829RL096250        HV         CO         CO         98050470261
11H912        TRAILER        IN        94        KTY        1KKVE4820RL096251        HV         CO         CO         98050470263
11H913        TRAILER        IN        94        KTY        1KKVE4822RL096252        HV         CO         CO         98050470264
11H914        TRAILER        IN        94        KTY        1KKVE4824RL096253        HV         CO         CO         98050470265
11H915        TRAILER        IN        94        KTY        1KKVE4826RL096254        HV         CO         CO         98050470267
11H916        TRAILER        IN        94        KTY        1KKVE4828RL096255        HV         CO         CO         98050470269
11H917        TRAILER        IN        94        KTY        1KKVE482XRL096256        HV         CO         CO         98050470270
11H918        TRAILER        IN        94        KTY        1KKVE4821RL096257        HV         CO         CO         98050470272
11H919        TRAILER        IN        94        KTY        1KKVE4823RL096258        HV         CO         CO         98050470273
11H920        TRAILER        IN        94        KTY        1KKVE4825RL096259        HV         CO         CO         98050470275
11H921        TRAILER        IN        94        KTY        1KKVE4821RL096260        HV         CO         CO         98050470226
11H922        TRAILER        IN        94        KTY        1KKVE4823RL096261        HV         CO         CO         98050470227
11H923        TRAILER        IN        94        KTY        1KKVE4825RL096262        HV         CO         CO         98050470228

LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99



                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           ---       --        ----       ------                   ---        ---        --         -----
11H925        TRAILER        IN        94        KTY        1KKVE4829RL096264        HV         CO         CO         98050470234
11H926        TRAILER        IN        94        KTY        1KKVE4820RL096265        HV         CO         CO         98050470238
11H927        TRAILER        IN        94        KTY        1KKVE4822RL096266        HV         CO         CO         98050470241
11H928        TRAILER        IN        94        KTY        1KKVE4824RL096267        HV         CO         CO         98050470243
11H929        TRAILER        IN        94        KTY        1KKVE4826RL096268        HV         CO         CO         98050470245
11H930        TRAILER        IN        94        KTY        1KKVE4828RL096269        HV         CO         CO         98050470247
11J764        TRAILER        IN        86        KTY        1KKVE4826GL076678        RS         CO         CO         98050470249
11J765        TRAILER        IN        86        KTY        1KKVE4828GL076679        RS         CL         LA         98050470251
11J766        TRAILER        IN        86        KTY        1KKVE4824GL076680        RS         CL         LA         98050470255
11J767        TRAILER        IN        86        KTY        1KKVE4826GL076681        RS         CO         CO         98050470257
11J768        TRAILER        IN        86        KTY        1KKVE4828GL076682        RS         CO         CO         98050470260
11J769        TRAILER        IN        86        KTY        1KKVE482XGL076683        RS         CL         LA         98050470262
11J770        TRAILER        IN        86        KTY        1KKVE4821GL076684        RS         CO         CO         98050470266
11J771        TRAILER        IN        86        KTY        1KKVE4823GL076685        RS         CO         CO         98050470268
11J772        TRAILER        IN        86        KTY        1KKVE4825GL076686        RS         CL         LA         98050470271
11J773        TRAILER        IN        86        KTY        1KKVE4827GLO76687        RS         CO         CO         98050470274
11J775        TRAILER        IN        86        KTY        1KKVE4820GL076689        RS         CO         CO         98050470276
11J776        TRAILER        IN        86        KTY        1KKVE4827GL076690        RS         CO         CO         98050470277
11J777        TRAILER        IN        86        KTY        1KKVE4829GL076691        RS         CL         LA         98050470278
11J778        TRAILER        IN        86        KTY        1KKVE4820GL076692        RS         CL         LA         98050470279
11J779        TRAILER        IN        86        KTY        1KKVE4822GL076693        RS         CL         LA         98050470280
11J780        TRAILER        IN        86        KTY        1KKVE4824GL076694        RS         CO         CO         98050470281
11J781        TRAILER        IN        86        KTY        1KKVE4826GL076695        RS         CL         LA         98050470282
11J782        TRAILER        IN        86        KTY        1KKVE4828GL076696        RS         CL         LA         98050470283
11J783        TRAILER        IN        86        KTY        1KKVE482XGL076697        RS         CO         CO         98050470284
11J784        TRAILER        IN        86        KTY        1KKVE4821GLO76698        RS         CL         LA         98050470285
11J785        TRAILER        IN        86        KTY        1KKVE4823GL076699        RS         CO         CO         98050470286
11J786        TRAILER        IN        86        KTY        1KKVE4826GL076700        RS         CO         CO         98050470287
11J787        TRAILER        IN        86        KTY        1KKVE4828GL076701        RS         CL         LA         98050470288
11J788        TRAILER        IN        86        KTY        1KKVE482XGL076702        RS         CO         CO         98050470289
11J789        TRAILER        IN        86        KTY        1KKVE4821GL076703        RS         CO         CO         98050470290
11J790        TRAILER        IN        86        KTY        1KKVE4823GL076704        RS         CO         CO         98050470291
11J791        TRAILER        IN        86        KTY        1KKVE4825GL076705        RS         CO         CO         98050470292
11J792        TRAILER        IN        86        KTY        1KKVE4827GL076706        RS         CL         LA         98050470293
11J793        TRAILER        IN        86        KTY        1KKVE4829GL076707        RS         CO         CO         98050470294
11J795        TRAILER        IN        86        KTY        1KKVE4822GL076709        RS         CO         CO         98050470295
11J796        TRAILER        IN        86        KTY        1KKVE4829GL076710        RS         CO         CO         98050470296
11J797        TRAILER        IN        86        KTY        1KKVE4820GL076711        RS         CO         CO         98050470297
11J798        TRAILER        IN        86        KTY        1KKVE4822GL076712        RS         CL         LA         98050470298
11J799        TRAILER        IN        86        KTY        1KKVE4824GL076713        RS         CO         CO         98050470299
11J800        TRAILER        IN        86        KTY        1KKVE4826GL076714        RS         CO         CO         98050470301
11J802        TRAILER        IN        86        KTY        1KKVE482XGL076716        RS         CO         CO         98050470304
11J803        TRAILER        IN        86        KTY        1KKVE4821GL076717        RS         CO         CO         98050470305
11J805        TRAILER        IN        86        KTY        1KKVE4825GL076719        RS         CO         CO         98050470307
11J806        TRAILER        IN        86        KTY        1KKVE4821GL076720        RS         CO         CO         98050470308
11J807        TRAILER        IN        86        KTY        1KKVE4823GL076721        RS         CL         LA         98050470309
11J808        TRAILER        IN        86        KTY        1KKVE4825GL076722        RS         CL         LA         98050470696
11J809        TRAILER        IN        86        KTY        1KKVE4827GLO76723        RS         CO         CO         98050470698
11J810        TRAILER        IN        86        KTY        1KKVE4829GL076724        RS         CO         CO         98050470700
11J811        TRAILER        IN        86        KTY        1KKVE4820GL076725        RS         CL         LA         98050470703



LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           ---       --        ----       ------                   ---        ---        --         ------
11J812        TRAILER        IN        86        KTY        1KKVE4822GL076726        RS         CL         LA         98050470705
11J813        TRAILER        IN        86        KTY        1KKVE4824GL076727        RS         CL         LA         98050470707
11J814        TRAILER        IN        86        KTY        1KKVE4826GL076728        RS         CO         CO         98050470710
11J815        TRAILER        IN        86        KTY        1KKVE4828GL076729        RS         CL         LA         98050470712
11J816        TRAILER        IN        86        KTY        1KKVE4824GL076730        RS         CO         CO         98050470714
11J817        TRAILER        IN        86        KTY        1KKVE4826GL076731        RS         CO         CO         98050470716
11J818        TRAILER        IN        86        KTY        1KKVE4828GL076732        RS         CO         CO         98050470718
11J819        TRAILER        IN        86        KTY        1KKVE482XGL076733        RS         CL         LA         98050470721
11J821        TRAILER        IN        86        KTY        1KKVE4823GL076735        RS         CL         LA         98050470723
11J822        TRAILER        IN        86        KTY        1KKVE4825GL076736        RS         CO         CO         98050470726
11J823        TRAILER        IN        86        KTY        1KKVE4827GL076737        RS         CL         LA         98050470728
11J824        TRAILER        IN        86        KTY        1KKVE4829GL076738        RS         CL         LA         98050470730
11J825        TRAILER        IN        86        KTY        1KKVE4820GL076739        RS         CO         CO         98050470732
11J827        TRAILER        IN        86        KTY        1KKVE4829GL076741        RS         CL         LA         98050470735
11J828        TRAILER        IN        86        KTY        1KKVE4820GL076742        RS         CO         CO         98050470737
11J829        TRAILER        IN        86        KTY        1KKVE4822GL076743        RS         CO         CO         98050470739
11J830        TRAILER        IN        86        KTY        1KKVE4824GL076744        RS         CL         LA         98050470742
11J831        TRAILER        IN        86        KTY        1KKVE4826GL076745        RS         CO         CO         98050470744
11J832        TRAILER        IN        86        KTY        1KKVE4828GL076746        RS         CO         CO         98050470747
11J833        TRAILER        IN        86        KTY        1KKVE482XGL076747        RS         CO         CO         98050470750
11J834        TRAILER        IN        86        KTY        1KKVE4821GL076748        RS         CO         CO         98050470751
11J835        TRAILER        IN        86        KTY        1KKVE4823GL076749        RS         CO         CO         98050470752
11J836        TRAILER        IN        86        KTY        1KKVE482XGL076750        RS         CO         CO         98050470753
11J837        TRAILER        IN        86        KTY        1KKVE4821GL076751        RS         CO         CO         98050470754
11J838        TRAILER        IN        86        KTY        1KKVE4823GL076752        RS         CO         CO         98050470756
11J839        TRAILER        IN        86        KTY        1KKVE4825GL076753        RS         CL         LA         98050470757
11J840        TRAILER        IN        86        KTY        1KKVE4827GL076754        HV         CO         CO         98050470759
11J841        TRAILER        IN        86        KTY        1KKVE4829GL076755        HV         CO         CO         98050470761
11J842        TRAILER        IN        86        KTY        1KKVE4820GL076756        HV         CO         CO         98050470763
11J843        TRAILER        IN        86        KTY        1KKVE4822GL076757        RS         CO         CO         98050470765
11J844        TRAILER        IN        86        KTY        1KKVE4824GL076758        HV         CO         CO         98050470767
11J845        TRAILER        IN        86        KTY        1KKVE4826GL076759        RS         CL         LA         98050470769
11J847        TRAILER        IN        86        KTY        1KKVE4824GL076761        RS         CL         LA         98050470771
11J848        TRAILER        IN        86        KTY        1KKVE4826GL076762        RS         CO         CO         98050470773
11J850        TRAILER        IN        86        KTY        1KKVE482XGL076764        HV         CO         CO         98050470775
11J851        TRAILER        IN        86        KTY        1KKVE4821GL076975        RS         CO         CO         98050470776
11J852        TRAILER        IN        86        KTY        1KKVE4823GL076976        RS         CL         LA         98050470777
11J853        TRAILER        IN        86        KTY        1KKVE4825GL076977        RS         CL         LA         98050470778
11J879        TRAILER        IN        86        KTY        1KKVE4821GL076765        HV         CO         CO         98050470779
11J880        TRAILER        IN        86        KTY        1KKVE4823GL076766        HV         CO         CO         98050470780
11J881        TRAILER        IN        86        KTY        1KKVE4825GL076767        HV         CO         CO         98050470799
11J882        TRAILER        IN        86        KTY        1KKVE4827GL076768        RS         CO         CO         98050470802
11J883        TRAILER        IN        86        KTY        1KKVE4829GL076769        HV         CO         CO         98050470804
11J884        TRAILER        IN        86        KTY        1KKVE4825GL076770        HV         CO         CO         98050470805
11J885        TRAILER        IN        86        KTY        1KKVE4827GL076771        HV         CO         CO         98050470806
11J886        TRAILER        IN        86        KTY        1KKVE4829GL076772        HV         CO         CO         98050470809
11J887        TRAILER        IN        86        KTY        1KKVE4820GL076773        HV         CO         CO         98050470537
11J888        TRAILER        IN        86        KTY        1KKVE4822GL076774        HV         CL         LA         98050470538
11J889        TRAILER        IN        86        KTY        1KKVE4824GL076775        RS         CO         CO         98050470540
11J890        TRAILER        IN        86        KTY        1KKVE4826GL076776        HV         CO         CO         98050470542


LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99


                             LIC                            SERIAL                                                    TITLE

UNIT               TYPE      ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----               ----      --        --        ----       ------                   ---        ---        --         ------
11J891             TRAILER   IN        86        KTY        1KKVE4828GL076777        HV         CO         CO         98050470544
11J892             TRAILER   IN        86        KTY        1KKVE482XGL076778        HV         CO         CO         98050470546
11J893             TRAILER   IN        86        KTY        1KKVE4821GL076779        HV         CO         CO         98050470548
11J894             TRAILER   IN        86        KTY        1KKVE4828GL076780        HV         CO         CO         98050470550
11J895             TRAILER   IN        86        KTY        1KKVE482XGL076781        HV         CO         CO         98050470552
11J896             TRAILER   IN        86        KTY        1KKVE4821GL076782        HV         CO         CO         98050470554
11J897             TRAILER   IN        86        KTY        1KKVE4823GL076783        HV         CO         CO         98050470556
11J898             TRAILER   IN        86        KTY        1KKVE4825GL076784        HV         CL         LA         98050470558
11J928             TRAILER   IN        87        KTY        1KKVE4729HL078251        HV         DC         02         98050470560
11J929             TRAILER   IN        87        KTY        1KKVE4720HL078252        HV         CL         LA         98050470564
11J932             TRAILER   IN        87        KTY        1KKVE4726HL078255        HV         CO         CO         98050470565
11J934             TRAILER   IN        87        KTY        1KKVE472XHL078257        HV         CO         CO         98050470568
11J935             TRAILER   IN        87        KTY        1KKVE4721HL078258        HV         CO         CO         98050470570
11J937             TRAILER   IN        87        KTY        1KKVE472XHL078260        HV         CO         CO         98050470572
11J938             TRAILER   IN        87        KTY        1KKVE4721HL078261        HV         CO         CO         98050470575
11J940             TRAILER   IN        87        KTY        1KKVE4725HL078263        HV         CO         CO         98050470577
11J941             TRAILER   IN        87        KTY        1KKVE4727HL078264        HV         CL         LA         98050470579
11J942             TRAILER   IN        87        KTY        1KKVE4729HL078265        HV         CL         LA         98050470580
11J943             TRAILER   IN        87        KTY        1KKVE4720HL078266        HV         CO         CO         98050470582
11J944             TRAILER   IN        87        KTY        1KKVE4722HL078267        HV         DC         02         98050470583
11J945             TRAILER   IN        87        KTY        1KKVE4724HL078268        HV         CO         CO         98050470586
11J946             TRAILER   IN        87        KTY        1KKVE4726HL078269        RS         CO         CO         98050470588
11J947             TRAILER   IN        87        KTY        1KKVE4722HL078270        HV         CO         CO         98050470590
11J948             TRAILER   IN        87        KTY        1KKVE4724HL078271        HV         CO         CO         98050470591
11J949             TRAILER   IN        87        KTY        1KKVE4726HL078272        HV         CO         CO         98050470592
11J950             TRAILER   IN        87        KTY        1KKVE4728HL078273        HV         CO         CO         98050470594
11J952             TRAILER   IN        87        KTY        1KKVE4721HL078275        HV         CL         LA         98050470596
11J954             TRAILER   IN        87        KTY        1KKVE4725HL078277        HV         CO         CO         98050470598
11J956             TRAILER   IN        87        KTY        1KKVE4729HL078279        RS         CO         CO         98050470599
11J958             TRAILER   IN        87        KTY        1KKVE4727HL078281        HV         CO         CO         98050470602
11J959             TRAILER   IN        87        KTY        1KKVE4729HL078282        HV         CO         CO         98050470603
11J960             TRAILER   IN        87        KTY        1KKVE4720HL078283        RS         CL         LA         98050470606
11J961             TRAILER   IN        87        KTY        1KKVE4722HL078284        HV         CO         CO         98050470607
11J962             TRAILER   IN        87        KTY        1KKVE4724HL078285        HV         CO         CO         98050470608
11J964             TRAILER   IN        87        KTY        1KKVE4728HL078287        HV         CL         LA         98050470612
11J966             TRAILER   IN        87        KTY        1KKVE4721HL078289        HV         CO         CO         98050470614
11J968             TRAILER   IN        87        KTY        1KKVE472XHL078291        HV         CL         LA         98050470616
11J969             TRAILER   IN        87        KTY        1KKVE4721HL078292        HV         CO         CO         98050470617
11J970             TRAILER   IN        87        KTY        1KKVE4723HL078293        RS         CL         LA         98050470619
11J971             TRAILER   IN        87        KTY        1KKVE4725HL078294        HV         CO         CO         98050470621
11J972             TRAILER   IN        87        KTY        1KKVE4727HL078295        HV         DC         08         98050470623
11J973             TRAILER   IN        87        KTY        1KKVE4729HL078296        HV         CO         CO         98050470624
11J974             TRAILER   IN        87        KTY        1KKVE4720HL078297        HV         CO         CO         98050470626
11J975             TRAILER   IN        87        KTY        1KKVE4722HL078298        HV         CO         CO         98050470627
11J976             TRAILER   IN        87        KTY        1KKVE4724HL078299        RS         CL         LA         98050470629
11J977             TRAILER   IN        87        KTY        1KKVE4727HL078300        RS         CO         CO         98050470631
11J978             TRAILER   IN        87        KTY        1KKVE4729HL078301        HV         CL         LA         98050470633
11J980             TRAILER   IN        87        KTY        1KKVE4722HL078303        HV         CO         CO         98050470635
11J987             TRAILER   IN        87        KTY        1KKVE472XHL078310        HV         CO         CO         98050470637
11J988             TRAILER   IN        87        KTY        1KKVE4721HL078311        RS         CL         LA         98050470639


LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           --        --        ----       ------                   ---        ---        --         ------
11J989        TRAILER        IN        87        KTY        1KKVE4723HL078312        HV         CO         CO         98050470640
11J990        TRAILER        IN        87        KTY        1KKVE4725HL078313        HV         CO         CO         98050470642
11J991        TRAILER        IN        87        KTY        1KKVE4727HL078314        HV         CL         LA         98050470643
11J992        TRAILER        IN        87        KTY        1KKVE4729HL078315        HV         CO         CO         98050470645
11J994        TRAILER        IN        87        KTY        1KKVE4722HL078317        HV         CO         CO         98050470647
11J995        TRAILER        IN        87        KTY        1KKVE4724HL078318        HV         CL         LA         98050470648
11J997        TRAILER        IN        87        KTY        1KKVE4722HL078320        HV         CO         CO         98050470651
11J998        TRAILER        IN        87        KTY        1KKVE4724HL078321        HV         CO         CO         98050470652
11K000        TRAILER        IN        87        KTY        1KKVE4728HL078323        HV         CO         CO         98050470658
11K003        TRAILER        IN        87        KTY        1KKVE4723HL078326        HV         CO         CO         98050470660
11K006        TRAILER        IN        87        KTY        1KKVE4826HL078948        RS         CO         CO         98050470663
11K007        TRAILER        IN        87        KTY        1KKVE4828HL078949        RS         CO         CO         98050470664
11K008        TRAILER        IN        87        KTY        1KKVE4824HL078950        RS         CO         CO         98050470667
11K009        TRAILER        IN        87        KTY        1KKVE4826HL078951        RS         CO         CO         98050470668
11K010        TRAILER        IN        87        KTY        1KKVE4828HL078952        RS         CO         CO         98050470669
11K011        TRAILER        IN        87        KTY        1KKVE482XHL078953        HV         CL         LA         98050470671
11K012        TRAILER        IN        87        KTY        1KKVE4821HL078954        RS         CL         LA         98050470673
11K013        TRAILER        IN        87        KTY        1KKVE4823HL078955        RS         CO         CO         98050470675
11K014        TRAILER        IN        87        KTY        1KKVE4825HL078956        RS         CO         CO         98050470677
11K015        TRAILER        IN        87        KTY        1KKVE4827HL078957        RS         CO         CO         98050470679
11K016        TRAILER        IN        87        KTY        1KKVE4829HL078958        RS         CO         CO         98050470681
11K017        TRAILER        IN        87        KTY        1KKVE4820HL078959        HV         CO         CO         98050470683
11K018        TRAILER        IN        87        KTY        1KKVE4827HL078960        RS         CO         CO         98050470685
11K019        TRAILER        IN        87        KTY        1KKVE4829HL078961        HV         CO         CO         98050470687
11K020        TRAILER        IN        87        KTY        1KKVE4820HL078962        RS         CO         CO         98050470693
11K021        TRAILER        IN        87        KTY        1KKVE4822HL078963        RS         CO         CO         98050470694
11K022        TRAILER        IN        87        KTY        1KKVE4824HL078964        HV         CO         CO         98050470695
11K023        TRAILER        IN        87        KTY        1KKVE4826HL078965        RS         CO         CO         98050470697
11K024        TRAILER        IN        87        KTY        1KKVE4828HL078966        HV         CO         CO         98050470699
11K025        TRAILER        IN        87        KTY        1KKVE482XHL078967        RS         CL         LA         98050470701
11K026        TRAILER        IN        87        KTY        1KKVE4821HL078968        RS         CO         CO         98050470702
11K027        TRAILER        IN        87        KTY        1KKVE4823HL078969        HV         CO         CO         98050470704
11K029        TRAILER        IN        87        KTY        1KKVE4821HL078971        RS         CL         LA         98050470706
11K030        TRAILER        IN        87        KTY        1KKVE4823HL078972        RS         CO         CO         98050470708
11K031        TRAILER        IN        87        KTY        1KKVE4825HL078973        RS         CO         CO         98050470709
11K032        TRAILER        IN        87        KTY        1KKVE4827HL078974        HV         CO         CO         98050470711
11K033        TRAILER        IN        87        KTY        1KKVE4829HL078975        RS         CO         CO         98050470713
11K034        TRAILER        IN        87        KTY        1KKVE4820HL078976        HV         CO         CO         98050470715
11K035        TRAILER        IN        87        KTY        1KKVE4822HL078977        RS         CO         CO         98050470717
11K036        TRAILER        IN        87        KTY        1KKVE4824HL078978        RS         CO         CO         98050470719
11K037        TRAILER        IN        87        KTY        1KKVE4826HL078979        RS         CO         CO         98050470720
11K038        TRAILER        IN        87        KTY        1KKVE4822HL078980        RS         CO         CO         98050470722
11K039        TRAILER        IN        87        KTY        1KKVE4824HL078981        HV         CO         CO         98050470724
11K040        TRAILER        IN        87        KTY        1KKVE4826HL078982        RS         CO         CO         98050470725
11K041        TRAILER        IN        87        KTY        1KKVE4828HL078983        RS         CO         CO         98050470727
11K042        TRAILER        IN        87        KTY        1KKVE482XHL078984        HV         CO         CO         98050470729
11K044        TRAILER        IN        87        KTY        1KKVE4823HL078986        RS         CO         CO         98050470731
11K045        TRAILER        IN        87        KTY        1KKVE4825HL078987        RS         CO         CO         98050470733
11K046        TRAILER        IN        87        KTY        1KKVE4827HL078988        RS         CO         CO         98050470734
11K047        TRAILER        IN        87        KTY        1KKVE4829HL078989        HV         CO         CO         98050470736


LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           ---       --        ----       ------                   ---        ---        --         ------
11K048        TRAILER        IN        87        KTY        1KKVE4825HL078990        RS         CO         CO         98050470738
11K049        TRAILER        IN        87        KTY        1KKVE4827HL078991        RS         CO         CO         98050470740
11K050        TRAILER        IN        87        KTY        1KKVE4829HL078992        HV         CO         CO         98050470741
11K051        TRAILER        IN        87        KTY        1KKVE4820HL078993        RS         CO         CO         98050470743
11K052        TRAILER        IN        87        KTY        1KKVE4822HL078994        RS         CO         CO         98050470745
11K053        TRAILER        IN        87        KTY        1KKVE4824HL078995        RS         CO         CO         98050470746
11K054        TRAILER        IN        87        KTY        1KKVE4826HL078996        RS         CO         CO         98050470748
11K056        TRAILER        IN        87        KTY        1KKVE482XHL078998        RS         CO         CO         98050470749
11K057        TRAILER        IN        87        KTY        1KKVE4821HL078999        RS         CO         CO         98050470755
11K060        TRAILER        IN        87        KTY        1KKVE4826HL079002        RS         CO         CO         98050470760
11K061        TRAILER        IN        87        KTY        1KKVE4828HL079003        HV         CO         CO         98050470762
11K062        TRAILER        IN        87        KTY        1KKVE482XHL079004        HV         CL         LA         98050470764
11K063        TRAILER        IN        87        KTY        1KKVE4821HL079005        RS         CO         CO         98050470766
11K064        TRAILER        IN        87        KTY        1KKVE4823HL079006        HV         CO         CO         98050470768
11K065        TRAILER        IN        87        KTY        1KKVE4825HL079007        RS         CO         CO         98050470770
11K066        TRAILER        IN        87        KTY        1KKVE4827HL079008        HV         CO         CO         98050470772
11K068        TRAILER        IN        87        KTY        1KKVE4825HL079010        RS         CL         LA         98050470774
11K069        TRAILER        IN        87        KTY        1KKVE4827HL079011        RS         CO         CO         98050470781
11K070        TRAILER        IN        87        KTY        1KKVE4829HL079012        RS         CO         CO         98050470782
11K071        TRAILER        IN        87        KTY        1KKVE4820HL079013        RS         CO         CO         98050470783
11K072        TRAILER        IN        87        KTY        1KKVE4822HL079014        RS         CO         CO         98050470784
11K074        TRAILER        IN        87        KTY        1KKVE4826HL079016        RS         CO         CO         98050470785
11K075        TRAILER        IN        87        KTY        1KKVE4828HL079017        RS         CO         CO         98050470786
11K076        TRAILER        IN        87        KTY        1KKVE482XHL079018        RS         CL         LA         98050470787
11K077        TRAILER        IN        87        KTY        1KKVE4821HL079019        HV         CO         CO         98050470788
11K078        TRAILER        IN        87        KTY        1KKVE4828HL079020        RS         CO         CO         98050470789
11K079        TRAILER        IN        87        KTY        1KKVE482XHL079021        RS         CO         CO         98050470790
11K080        TRAILER        IN        87        KTY        1KKVE4821HL079022        RS         CO         CO         98050470791
11K081        TRAILER        IN        87        KTY        1KKVE4823HL079023        RS         CO         CO         98050470792
11K082        TRAILER        IN        87        KTY        1KKVE4825HL079024        RS         CO         CO         98050470793
11K084        TRAILER        IN        87        KTY        1KKVE4829HL079026        RS         CO         CO         98050470794
11K085        TRAILER        IN        87        KTY        1KKVE4820HL079027        HV         CO         CO         98050470795
11K086        TRAILER        IN        87        KTY        1KKVE4822HL079028        RS         CO         CO         98050470796
11K087        TRAILER        IN        87        KTY        1KKVE4824HL079029        RS         CO         CO         98050470797
11K090        TRAILER        IN        87        KTY        1KKVE4824HL079032        RS         CO         CO         98050470798
11K091        TRAILER        IN        87        KTY        1KKVE4826HL079033        RS         CL         LA         98050470800
11K092        TRAILER        IN        87        KTY        1KKVE4828HL079034        RS         CO         CO         98050470801
11K093        TRAILER        IN        87        KTY        1KKVE482XHL079035        RS         CO         CO         98050470803
11K094        TRAILER        IN        87        KTY        1KKVE4821HL079036        HV         CO         CO         98050470807
11K095        TRAILER        IN        87        KTY        1KKVE4823HL079037        HV         CO         CO         98050470808
11K096        TRAILER        IN        87        KTY        1KKVE4825HL079038        RS         CO         CO         98050470810
11K097        TRAILER        IN        87        KTY        1KKVE4827HL079039        HV         CO         CO         98050470811
11K098        TRAILER        IN        87        KTY        1KKVE4823HL079040        RS         CO         CO         98050470813
11K099        TRAILER        IN        87        KTY        1KKVE4825HL079041        RS         CO         CO         98050470814
11K100        TRAILER        IN        87        KTY        1KKVE4827HL079042        RS         CO         CO         98050470816
11K101        TRAILER        IN        87        KTY        1KKVE4829HL079043        RS         CO         CO         98050470820
11K102        TRAILER        IN        87        KTY        1KKVE4820HL079044        RS         CO         CO         98050470822
11K103        TRAILER        IN        87        KTY        1KKVE4822HL079045        RS         CO         CO         98050470823
11K104        TRAILER        IN        87        KTY        1KKVE4824HL079046        RS         CL         LA         98050470824
11K111        TRAILER        IN        87        KTY        1KKVE4828HL079048        RS         CO         CO         98050470826

LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           ---       --        ----       ------                   ---        ---        --         ------
11K112        TRAILER        IN        87        KTY        1KKVE482XHL079049        HV         CO         CO         98050473983
11K113        TRAILER        IN        87        KTY        1KKVE4826HL079050        RS         CL         LA         98050470827
11K114        TRAILER        IN        87        KTY        1KKVE4828HL079051        RS         CO         CO         98050470829
11K115        TRAILER        IN        87        KTY        1KKVE482XHL079052        RS         CO         CO         98050470831
11K116        TRAILER        IN        87        KTY        1KKVE4821HL079053        RS         CO         CO         98050470832
11K117        TRAILER        IN        87        KTY        1KKVE4823HL079054        HV         CO         CO         98050470833
11K122        TRAILER        IN        91        KTY        1KKVE4821ML090273        HV         CO         CO         98050470834
11K184        TRAILER        IN        91        KTY        1KKVE4823ML090274        HV         CO         CO         98050470835
11K197        TRAILER        IN        91        KTY        1KKVE4825ML090275        HV         CO         CO         98050470836
11K332        TRAILER        IN        91        KTY        1KKVE4827ML090276        HV         CO         CO         98050470837
11K337        TRAILER        IN        87        KTY        1KKVE4827HL080160        RS         CO         CO         98184473048
11K340        TRAILER        IN        91        KTY        1KKVE4829ML090277        HV         CO         CO         98050470838
11K341        TRAILER        IN        91        KTY        1KKVE4820ML090278        HV         CO         CO         98050470839
11K342        TRAILER        IN        91        KTY        1KKVE4822ML090279        HV         CO         CO         98050470840
11K343        TRAILER        IN        91        KTY        1KKVE4829ML090280        HV         CO         CO         98050470841
11K344        TRAILER        IN        91        KTY        1KKVE4820ML090281        HV         CO         CO         98050470842
11K345        TRAILER        IN        91        KTY        1KKVE4822ML090282        HV         CO         CO         98050470843
11K346        TRAILER        IN        91        KTY        1KKVE4824ML090283        HV         CO         CO         98050470844
11K347        TRAILER        IN        91        KTY        1KKVE4826ML090284        HV         CO         CO         98050470845
11K352        TRAILER        IN        87        KTY        1KKVE4720HL080325        HV         CO         CO         98050470846
11K353        TRAILER        IN        87        KTY        1KKVE4722HL080326        HV         CO         CO         98050470847
11K357        TRAILER        IN        87        KTY        1KKVE4724HL080330        HV         CO         CO         98050470848
11K358        TRAILER        IN        87        KTY        1KKVE4726HL080331        HV         CO         CO         98050470849
11K360        TRAILER        IN        87        KTY        1KKVE472XHL080333        HV         CO         CO         98050470850
11K362        TRAILER        IN        87        KTY        1KKVE4723HL080335        HV         CO         CO         98050470851
11K365        TRAILER        IN        87        KTY        1KKVE4729HL080338        HV         CO         CO         98050470852
11K366        TRAILER        IN        87        KTY        1KKVE4720HL080339        RS         CL         LA         98050470853
11K367        TRAILER        IN        87        KTY        1KKVE4727HL080340        HV         CO         CO         98050470854
11K368        TRAILER        IN        87        KTY        1KKVE4729HL080341        RS         CL         LA         98050470855
11K371        TRAILER        IN        87        KTY        1KKVE4724HL080344        HV         CO         CO         98050470856
11K372        TRAILER        IN        87        KTY        1KKVE4726HL080345        HV         CO         CO         98050470857
11K375        TRAILER        IN        87        KTY        1KKVE4721HL080348        HV         DC         02         98050470858
11K376        TRAILER        IN        87        KTY        1KKVE4825HL080349        HV         CO         CO         98050470859
11K377        TRAILER        IN        87        KTY        1KKVE4821HL080350        HV         CO         CO         98050470860
11K379        TRAILER        IN        87        KTY        1KKVE4825HL080352        RS         CO         CO         98050470861
11K380        TRAILER        IN        87        KTY        1KKVE4827HL080353        HV         CO         CO         98050470862
11K381        TRAILER        IN        87        KTY        1KKVE4829HL080354        HV         CO         CO         98050470863
11K382        TRAILER        IN        87        KTY        1KKVE4820HL080355        RS         CO         CO         98050470864
11K384        TRAILER        IN        87        KTY        1KKVE4824HL080357        RS         CO         CO         98050470865
11K385        TRAILER        IN        87        KTY        1KKVE4826HL080358        HV         CO         CO         98050470866
11K386        TRAILER        IN        87        KTY        1KKVE4828HL080359        HV         CO         CO         98050470867
11K387        TRAILER        IN        87        KTY        1KKVE4824HL080360        RS         CO         CO         98050470868
11K388        TRAILER        IN        87        KTY        1KKVE4826HL080361        RS         CL         LA         98050470869
11K389        TRAILER        IN        87        KTY        1KKVE4828HL080362        HV         CO         CO         98050470870
11K390        TRAILER        IN        87        KTY        1KKVE482XHL080363        RS         CO         CO         98050470871
11K391        TRAILER        IN        87        KTY        1KKVE4821HL080364        RS         CO         CO         98050470872
11K392        TRAILER        IN        87        KTY        1KKVE4823HL080365        HV         CO         CO         98050470873
11K393        TRAILER        IN        87        KTY        1KKVE4825HL080366        RS         CO         CO         98050470812
11K394        TRAILER        IN        87        KTY        1KKVE4827HL080367        HV         CO         CO         98050470815
11K395        TRAILER        IN        87        KTY        1KKVE4829HL080368        HV         CO         CO         98050470817

LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           ---       --        ----       ------                   ---        ---        --         ------
11K396          TRAILER         IN        87        KTY       1KKVE4820HL080369        RS         CO         CO         98050470818
11K397          TRAILER         IN        87        KTY       1KKVE4827HL080370        HV         CO         CO         98050470819
11K398          TRAILER         IN        87        KTY       1KKVE4829HL080371        RS         CL         LA         98050470821
11K399          TRAILER         IN        87        KTY       1KKVE4820HL080372        HV         CO         CO         98050470825
11K400          TRAILER         IN        87        KTY       1KKVE4822HL080373        HV         CO         CO         98050470828
11K439          TRAILER         IN        91        KTY       1KKVE4828ML090285        HV         CO         CO         98050470830
11K441          TRAILER         IN        88        KTY       1KKVE4827JL081525        HV         CO         CO         98050470874
11K442          TRAILER         IN        88        KTY       1KKVE4829JL081526        HV         CO         CO         98050470875
11K443          TRAILER         IN        88        KTY       1KKVE4820JL081527        HV         CO         CO         98050470876
11K444          TRAILER         IN        88        KTY       1KKVE4822JL081528        RS         CO         CO         98050470877
11K445          TRAILER         IN        88        KTY       1KKVE4824JL081529        RS         CO         CO         98050470878
11K446          TRAILER         IN        88        KTY       1KKVE4820JL081530        HV         CO         CO         98050470879
11K447          TRAILER         IN        88        KTY       1KKVE4822JL081531        HV         CO         CO         98050470880
11K448          TRAILER         IN        88        KTY       1KKVE4824JL081532        RS         CO         CO         98050470881
11K449          TRAILER         IN        88        KTY       1KKVE4826JL081533        HV         CO         CO         98050470882
11K450          TRAILER         IN        88        KTY       1KKVE4828JL081534        HV         CO         CO         98050470883
11K451          TRAILER         IN        88        KTY       1KKVE482XJL081535        HV         CO         CO         98050470884
11K452          TRAILER         IN        88        KTY       1KKVE4821JL081536        HV         CO         CO         98050470885
11K453          TRAILER         IN        88        KTY       1KKVE4823JL081537        HV         CO         CO         98050470886
11K454          TRAILER         IN        88        KTY       1KKVE4825JL081538        RS         CO         CO         98050470887
11K455          TRAILER         IN        88        KTY       1KKVE4827JL081539        HV         CO         CO         98050470888
11K456          TRAILER         IN        88        KTY       1KKVE4823JL081540        RS         CO         CO         98050470889
11K457          TRAILER         IN        88        KTY       1KKVE4825JL081541        HV         CO         CO         98050470890
11K458          TRAILER         IN        88        KTY       1KKVE4827JL081542        HV         CO         CO         98050470891
11K459          TRAILER         IN        88        KTY       1KKVE4829JL081543        HV         CO         CO         98050470892
11K460          TRAILER         IN        88        KTY       1KKVE4820JL081544        HV         CO         CO         98050470893
11K462          TRAILER         IN        88        KTY       1KKVE4824JL081546        HV         CO         CO         98050470895
11K463          TRAILER         IN        88        KTY       1KKVE4826JL081547        HV         CO         CO         98050470896
11K464          TRAILER         IN        88        KTY       1KKVE4828JL081548        HV         CO         CO         98050470897
11K465          TRAILER         IN        88        KTY       1KKVE482XJL081549        HV         CO         CO         98050470898
11K487          TRAILER         IN        91        KTY       1KKVE482XML090286        HV         CO         CO         98050470899
11K513          TRAILER         IN        88        KTY       1KKVE4825JL081698        HV         CO         CO         98050470900
11K514          TRAILER         IN        88        KTY       1KKVE4827JL081699        RS         CO         CO         98050470901
11K515          TRAILER         IN        88        KTY       1KKVE482XJL081700        HV         CO         CO         98050470902
11K517          TRAILER         IN        88        KTY       1KKVE4823JL081702        RS         CO         CO         98050470903
11K518          TRAILER         IN        88        KTY       1KKVE4825JL081703        HV         CL         LA         98050470904
11K519          TRAILER         IN        88        KTY       1KKVE4827JL081704        HV         CL         LA         98050470905
11K520          TRAILER         IN        88        KTY       1KKVE4829JL081705        HV         CO         CO         98050470906
11K521          TRAILER         IN        88        KTY       1KKVE4820JL081706        HV         CO         CO         98050470907
11K522          TRAILER         IN        88        KTY       1KKVE4822JL081707        RS         CO         CO         98050470908
11K523          TRAILER         IN        88        KTY       1KKVE4824JL081708        HV         CO         CO         98050470909
11K524          TRAILER         IN        88        KTY       1KKVE4826JL081709        RS         CO         CO         98050470910
11K525          TRAILER         IN        88        KTY       1KKVE4822JL081710        RS         CO         CO         98050470911
11K526          TRAILER         IN        88        KTY       1KKVE4824JL081711        RS         CO         CO         98050470912
11K527          TRAILER         IN        88        KTY       1KKVE4826JL081712        HV         CO         CO         98050470913
11K528          TRAILER         IN        88        KTY       1KKVE4828JL081713        RS         CO         CO         98050470914
11K529          TRAILER         IN        88        KTY       1KKVE482XJL081714        RS         CO         CO         98050470915
11K530          TRAILER         IN        88        KTY       1KKVE4821JL081715        HV         CO         CO         98050470916
11K531          TRAILER         IN        88        KTY       1KKVE4823JL081716        HV         CO         CO         98050470917
11K532          TRAILER         IN        88        KTY       1KKVE4825JL081717        RS         CO         CO         98050470918

LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99



                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           ---       --        ----       ------                   ---        ---        --         ------
11K533        TRAILER        IN        88        KTY        1KKVE4827JL081718        HV         CO         CO         98050470919
11K534        TRAILER        IN        88        KTY        1KKVE4829JL081719        HV         CO         CO         98050470920
11K535        TRAILER        IN        88        KTY        1KKVE4825JL081720        HV         CO         CO         98050470921
11K536        TRAILER        IN        88        KTY        1KKVE4827JL081721        RS         CO         CO         98050470922
11K537        TRAILER        IN        88        KTY        1KKVE4829JL081722        RS         CO         CO         98050470923
11K538        TRAILER        IN        88        KTY        1KKVE4820JL081723        HV         CO         CO         98050470924
11K539        TRAILER        IN        88        KTY        1KKVE4824JL081692        HV         CO         CO         98050470925
11K540        TRAILER        IN        88        KTY        1KKVE4826JL081693        HV         CL         LA         98050470926
11K541        TRAILER        IN        88        KTY        1KKVE4828JL081694        RS         CO         CO         98050470927
11K542        TRAILER        IN        88        KTY        1KKVE482XJL081695        RS         CO         CO         98050470928
11K543        TRAILER        IN        88        KTY        1KKVE4821JL081696        RS         CO         CO         98050470929
11K544        TRAILER        IN        88        KTY        1KKVE4823JL081697        RS         CO         CO         98050470930
11K652        TRAILER        IN        91        KTY        1KKVE4821ML090287        HV         CO         CO         98050470931
11K660        TRAILER        IN        88        KTY        1KKVE4823JL082736        RS         CL         LA         98050470932
11K661        TRAILER        IN        88        KTY        1KKVE4825JL082737        HV         CL         LA         98050470933
11K662        TRAILER        IN        88        KTY        1KKVE4827JL082738        HV         CL         LA         98050470934
11K664        TRAILER        IN        88        KTY        1KKVE4825JL082740        HV         CO         CO         98050470936
11K665        TRAILER        IN        88        KTY        1KKVE4827JL082741        RS         CL         LA         98050470937
11K666        TRAILER        IN        88        KTY        1KKVE4829JL082742        HV         CL         LA         98050470938
11K667        TRAILER        IN        88        KTY        1KKVE4820JL082743        HV         CO         CO         98050470939
11K668        TRAILER        IN        88        KTY        1KKVE4822JL082744        HV         CO         CO         98050470940
11K669        TRAILER        IN        88        KTY        1KKVE4824JL082745        RS         CL         LA         98050470941
11K670        TRAILER        IN        88        KTY        1KKVE4826JL082746        HV         CO         CO         98050470942
11K671        TRAILER        IN        88        KTY        1KKVE4828JL082747        RS         CL         LA         98050470943
11K672        TRAILER        IN        88        KTY        1KKVE482XJL082748        HV         CO         CO         98050470944
11K673        TRAILER        IN        88        KTY        1KKVE4821JL082749        HV         CO         CO         98050470945
11K674        TRAILER        IN        88        KTY        1KKVE4828JL082750        HV         CO         CO         98050470946
11K675        TRAILER        IN        88        KTY        1KKVE482XJL082751        HV         CO         CO         98050470947
11K676        TRAILER        IN        88        KTY        1KKVE4821JL082752        HV         CO         CO         98050470948
11K677        TRAILER        IN        88        KTY        1KKVE4823JL082753        HV         CO         CO         98050470949
11K678        TRAILER        IN        88        KTY        1KKVE4825JL082754        HV         CO         CO         98050470950
11K679        TRAILER        IN        88        KTY        1KKVE4827JL082755        HV         CO         CO         98050470951
11K680        TRAILER        IN        88        KTY        1KKVE4829JL082756        HV         CL         LA         98050470952
11K681        TRAILER        IN        88        KTY        1KKVE4820JL082757        HV         CO         CO         98050470953
11K682        TRAILER        IN        88        KTY        1KKVE4822JL082758        HV         CO         CO         98050470954
11K683        TRAILER        IN        88        KTY        1KKVE4824JL082759        HV         CO         CO         98050470955
11K684        TRAILER        IN        88        KTY        1KKVE4820JL082760        HV         CO         CO         98050470956
11K685        TRAILER        IN        88        KTY        IKKVE4822JL082761        HV         CO         CO         98050470957
11K686        TRAILER        IN        88        KTY        IKKVE4824JL082762        HV         CO         CO         98050470958
11K687        TRAILER        IN        88        KTY        1KKVE4826JL082763        RS         CO         CO         98050470959
11K688        TRAILER        IN        88        KTY        1KKVE4828JL082764        HV         CO         CO         98050470960
11K689        TRAILER        IN        88        KTY        1KKVE482XJL082765        HV         CO         CO         98050470961
11K690        TRAILER        IN        88        KTY        1KKVE4821JL082766        HV         CO         CO         98050470962
11K691        TRAILER        IN        88        KTY        1KKVE4823JL082767        HV         CO         CO         98050470963
11K692        TRAILER        IN        88        KTY        1KKVE4825JL082768        HV         CO         CO         98050470964
11K693        TRAILER        IN        88        KTY        1KKVE4827JL082769        HV         CO         CO         98050470965
11K694        TRAILER        IN        88        KTY        1KKVE4823JL082770        HV         CO         CO         98050470966
11K695        TRAILER        IN        88        KTY        1KKVE4825JL082771        HV         CO         CO         98050470967
11K696        TRAILER        IN        88        KTY        1KKVE4827JL082772        HV         CL         LA         98050470968
11K699        TRAILRER       IN        91        KTY        1KKVE4823ML090288        HV         CO         CO         98050470969


LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99


                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           --        --        ----       ------                   ---        ---        --         ------
11K701       TRAILER         IN        89        KTY        1KKVE4826KL083705         RS        CO         CO         98050470971
11K702       TRAILER         IN        89        KTY        1KKVE4828KL083706         HV        CO         CO         98050470972
11K703       TRAILER         IN        89        KTY        1KKVE482XKL083707         RS        CO         CO         98050470973
11K704       TRAILER         IN        89        KTY        1KKVE4821KL083708         HV        CO         CO         98050470974
11K705       TRAILER         IN        89        KTY        1KKVE4823KL083709         HV        CO         CO         98050470975
11K706       TRAILER         IN        89        KTY        1KKVE482XKL083710         RS        CO         CO         98050470976
11K707       TRAILER         IN        89        KTY        1KKVE4821KL083711         HV        CO         CO         98050470977
11K708       TRAILER         IN        89        KTY        1KKVE4823KL083712         HV        CO         CO         98050470978
11K709       TRAILER         IN        89        KTY        1KKVE4825KL083713         HV        CO         CO         98050470979
11K710       TRAILER         IN        89        KTY        1KKVE4827KL083714         RS        CO         CO         98050470980
11K711       TRAILER         IN        89        KTY        1KKVE4829KL083715         HV        CO         CO         98050470981
11K712       TRAILER         IN        89        KTY        1KKVE482OKL083716         HV        CO         CO         98050470982
11K713       TRAILER         IN        89        KTY        1KKVE4822KL083717         HV        CO         CO         98050570983
11K714       TRAILER         IN        89        KTY        1KKVE4824KL083718         HV        CO         CO         98050470984
11K715       TRAILER         IN        89        KTY        1KKVE4826KL083719         RS        CO         CO         98050470985
11K716       TRAILER         IN        89        KTY        1KKVE4822KLO83720         HV        CO         CO         98050470986
11K717       TRAILER         IN        89        KTY        1KKVE4824KL083721         RS        CO         CO         98050470987
11K718       TRAILER         IN        89        KTY        1KKVE4826KL083722         RS        CO         CO         98050470988
11K719       TRAILER         IN        89        KTY        1KKVE4828KL083723         RS        CO         CO         98050470989
11K720       TRAILER         IN        89        KTY        1KKVE482XKL083724         RS        CO         CO         98050470990
11K721       TRAILER         IN        89        KTY        1KKVE4821KL083725         RS        CO         CO         98050470991
11K722       TRAILER         IN        89        KTY        1KKVE4823KL083726         HV        CO         CO         98050470992
11K723       TRAILER         IN        89        KTY        1KKVE4825KL083727         HV        CO         CO         98050470993
11K724       TRAILER         IN        89        KTY        1KKVE4827KL083728         HV        CO         CO         98050470994
11K725       TRAILER         IN        89        KTY        1KKVE4829KL083729         HV        CO         CO         98050470995
11K726       TRAILER         IN        89        KTY        1KKVE4825KL083730         HV        CO         CO         98050470996
11K727       TRAILER         IN        89        KTY        1KKVE4827KL083731         HV        CO         CO         98050470997
11K728       TRAILER         IN        89        KTY        1KKVE4829KL083732         HV        CO         CO         98050470998
11K729       TRAILER         IN        89        KTY        1KKVE4820KL083733         HV        CO         CO         98050470999
11K730       TRAILER         IN        89        KTY        1KKVE4822KL083734         RS        CO         CO         98050472001
11K731       TRAILER         IN        89        KTY        1KKVE4824KL083735         HV        CO         CO         98050472002
11K732       TRAILER         IN        89        KTY        1KKVE4826KL083736         HV        CO         CO         98050472003
11K733       TRAILER         IN        89        KTY        1KKVE4828KL083737         HV        CO         CO         98050472004
11K734       TRAILER         IN        89        KTY        1KKVE482XKL083738         HV        CO         CO         98050472005
11K735       TRAILER         IN        89        KTY        1KKVE4821KL083739         HV        CO         CO         98050472006
11K736       TRAILER         IN        89        KTY        1KKVE4828KL083740         HV        CO         CO         98050472007
11K737       TRAILER         IN        89        KTY        1KKVE482XKL083741         RS        CO         CO         98050472008
11K738       TRAILER         IN        89        KTY        1KKVE4821KL083742         HV        CO         CO         98050472009
11K739       TRAILER         IN        89        KTY        1KKVE4823KL083743         HV        CO         CO         98050472010
11K740       TRAILER         IN        89        KTY        1KKVE4825KL083744         HV        CO         CO         98050472011
11K741       TRAILER         IN        89        KTY        1KKVE4827KL083745         HV        CO         CO         98050472012
11K742       TRAILER         IN        89        KTY        1KKVE4829KL083746         RS        CO         CO         98050472013
11K743       TRAILER         IN        89        KTY        1KKVE4820KL083747         HV        CO         CO         98050472014
11K744       TRAILER         IN        89        KTY        1KKVE4822KL083748         HV        CO         CO         98050472015
11K745       TRAILER         IN        89        KTY        1KKVE4820KL083750         RS        CO         CO         98050472016
11K746       TRAILER         IN        89        KTY        1KKVE4822KL083751         HV        CO         CO         98050472017
11K748       TRAILER         IN        89        KTY        1KKVE4826KL083753         HV        CO         CO         98050472018
11K749       TRAILER         IN        89        KTY        1KKVE4828KL083754         HV        CO         CO         98050472019
11K750       TRAILER         IN        89        KTY        1KKVE482XKL083755         HV        CO         CO         98050472020
11K751       TRAILER         IN        89        KTY        1KKVE4821KL083756         HV        CO         CO         98050472021


LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           ---       --        ----       ------                   ---        ---        --         ------
11K752        TRAILER        IN        89        KTY        1KKVE4823KL083757        HV         CO         CO         98050472022
11K753        TRAILER        IN        89        KTY        1KKVE4825KL083758        HV         CO         CO         98050472023
11K754        TRAILER        IN        89        KTY        1KKVE4827KL083759        HV         CO         CO         98050472024
11K755        TRAILER        IN        89        KTY        1KKVE4823KL083760        HV         CL         LA         98050472025
11K756        TRAILER        IN        89        KTY        1KKVE4825KL083761        HV         CO         CO         98050472026
11K757        TRAILER        IN        89        KTY        1KKVE4827KL083762        HV         CO         CO         98050472027
11K758        TRAILER        IN        89        KTY        1KKVE4829KL083763        RS         CO         CO         98050472028
11K759        TRAILER        IN        89        KTY        1KKVE4820KL083764        HV         CO         CO         98050472029
11K760        TRAILER        IN        89        KTY        1KKVE4822KL083765        HV         CO         CO         98050472030
11K761        TRAILER        IN        89        KTY        1KKVE4824KL083766        HV         CO         CO         98050472031
11K762        TRAILER        IN        89        KTY        1KKVE4826KL083767        HV         CO         CO         98050472032
11K763        TRAILER        IN        89        KTY        1KKVE4828KL083768        HV         CL         LA         98050472033
11K764        TRAILER        IN        89        KTY        1KKVE482XKL083769        RS         CO         CO         98050472034
11K765        TRAILER        IN        89        KTY        1KKVE4826KL083770        RS         CO         CO         98050472035
11K766        TRAILER        IN        89        KTY        1KKVE4828KL083771        HV         CO         CO         98050472036
11K767        TRAILER        IN        89        KTY        1KKVE482XKL083772        HV         CO         CO         98050472037
11K768        TRAILER        IN        89        KTY        1KKVE4821KL083773        RS         CO         CO         98050472038
11K769        TRAILER        IN        89        KTY        1KKVE4823KL083774        HV         CO         CO         98050472039
11K770        TRAILER        IN        89        KTY        1KKVE4825KL083775        HV         CO         CO         98050472040
11K771        TRAILER        IN        89        KTY        1KKVE4827KL083776        HV         CO         CO         98050472041
11K772        TRAILER        IN        89        KTY        1KKVE4829KL083777        HV         CO         CO         98050472042
11K773        TRAILER        IN        89        KTY        1KKVE4820KL083778        HV         CO         CO         98050472043
11K774        TRAILER        IN        89        KTY        1KKVE4822KL083779        RS         CO         CO         98050472044
11K775        TRAILER        IN        89        KTY        1KKVE4829KL083780        HV         CO         CO         98050472045
11K776        TRAILER        IN        89        KTY        1KKVE4820KL083781        HV         CO         CO         98050472046
11K777        TRAILER        IN        89        KTY        1KKVE4822KL083782        HV         CO         CO         98050472047
11K778        TRAILER        IN        89        KTY        1KKVE4824KL083783        HV         CO         CO         98050472048
11K779        TRAILER        IN        89        KTY        1KKVE4826KL083784        RS         CO         CO         98050472049
11K780        TRAILER        IN        89        KTY        1KKVE4828KL083785        RS         CO         CO         98050472050
11K781        TRAILER        IN        89        KTY        1KKVE482XKL083786        RS         CO         CO         98050472051
11K782        TRAILER        IN        89        KTY        1KKVE4821KL083787        HV         CO         CO         98050472052
11K783        TRAILER        IN        89        KTY        1KKVE4823KL083788        HV         CO         CO         98050472053
11K784        TRAILER        IN        89        KTY        1KKVE4825KL083789        HV         CO         CO         98050472054
11K785        TRAILER        IN        89        KTY        1KKVE4821KL083790        HV         CO         CO         98050472070
11K787        TRAILER        IN        89        KTY        1KKVE4825KL083792        HV         CO         CO         98050472090
11K788        TRAILER        IN        89        KTY        1KKVE4827KL083793        HV         CO         CO         98050472097
11K789        TRAILER        IN        89        KTY        1KKVE4824KL083749        HV         CL         LA         98050472126
11K790        TRAILER        IN        89        KTY        1KKVE4721KL084732        HV         CO         CO         98050472136
11K791        TRAILER        IN        89        KTY        1KKVE4723KL084733        HV         CO         CO         98050472144
11K793        TRAILER        IN        89        KTY        1KKVE4727KL084735        HV         CO         CO         98050472151
11K794        TRAILER        IN        89        KTY        1KKVE4729KL084736        HV         CO         CO         98050472158
11K795        TRAILER        IN        89        KTY        1KKVE4720KL084737        HV         CO         CO         98050472166
11K796        TRAILER        IN        89        KTY        1KKVE4722KL084738        HV         CO         CO         98050472172
11K797        TRAILER        IN        89        KTY        1KKVE4724KL084739        HV         CO         CO         98050472061
11K798        TRAILER        IN        89        KTY        1KKVE4720KL084740        HV         CO         CO         98050472073
11K799        TRAILER        IN        89        KTY        1KKVE4722KL084741        HV         CO         CO         98050472081
11K800        TRAILER        IN        89        KTY        1KKVE4724KL084742        HV         CO         CO         98050472091
11K801        TRAILER        IN        89        KTY        1KKVE4726KL084743        HV         CO         CO         98050472103
11K802        TRAILER        IN        89        KTY        1KKVE4728KL084744        HV         CO         CO         98050472112
11K803        TRAILER        IN        89        KTY        1KKVE472XKL084745        HV         CO         CO         98050472119

LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           ---       --        ----       ------                   ---        ---        --      -----------
11KB805     TRAILER          IN        89        KTY        1KKVE4723KL084747        HV          CO        CO      98050472129
11KB806     TRAILER          IN        89        KTY        1KKVE4725KL084748        HV          CO        CO      98050472139
11KB807     TRAILER          IN        89        KTY        1KKVE4727KL084749        HV          CO        CO      98050472147
11KB808     TRAILER          IN        89        KTY        1KKVE4723KL084750        HV          CO        CO      98050472156
11KB809     TRAILER          IN        89        KTY        1KKVE4725KL084751        HV          CO        CO      98050472167
11KB810     TRAILER          IN        89        KTY        1KKVE4727KLO84752        HV          CO        CO      98050472178
11KB811     TRAILER          IN        89        KTY        1KKVE4729KL084753        HV          CO        CO      98050472188
11KB812     TRAILER          IN        89        KTY        1KKVE4720KLO84754        HV          CO        CO      98050472198
11KB813     TRAILER          IN        89        KTY        1KKVE4722KL084755        HV          CO        CO      98050472207
11KB814     TRAILER          IN        89        KTY        1KKVE4826KL084756        HV          CO        CO      98050472216
11KB816     TRAILER          IN        89        KTY        1KKVE482XKL084758        HV          CO        CO      98050472237
11KB817     TRAILER          IN        89        KTY        1KKVE4821KL084759        HV          CO        CO      98050472246
11KB818     TRAILER          IN        89        KTY        1KKVE4828KL084760        HV          CO        CO      98050472255
11KB819     TRAILER          IN        89        KTY        1KKVE482XKL084761        RS          CO        CO      98050472264
11KB820     TRAILER          IN        89        KTY        1KKVE4821KLO84762        HV          CO        CO      98050472271
11KB821     TRAILER          IN        89        KTY        1KKVE4823KLO84763        HV          CO        CO      98050472278
11KB822     TRAILER          IN        89        KTY        1KKVE4825KL084764        RS          CO        CO      98050472284
11KB823     TRAILER          IN        89        KTY        1KKVE4827KLO84765        HV          CO        CO      98050472293
11KB824     TRAILER          IN        89        KTY        1KKVE4829KL084766        HV          CO        CO      98050472300
11KB825     TRAILER          IN        89        KTY        1KKVE4820KL084767        HV          CO        CO      98050472308
11KB826     TRAILER          IN        89        KTY        1KKVE4822KL084768        HV          CO        CO      98050472314
11KB827     TRAILER          IN        89        KTY        1KKVE4824KLO84769        HV          CO        CO      98050472323
11KB828     TRAILER          IN        89        KTY        1KKVE4820KL084770        HV          CO        CO      98050472333
11KB829     TRAILER          IN        89        KTY        1KKVE4822KL084771        HV          CO        CO      98050472341
11KB830     TRAILER          IN        89        KTY        1KKVE4824KL084772        HV          CO        CO      98050472350
11KB831     TRAILER          IN        89        KTY        1KKVE4826KL084773        RS          CO        CO      98050472359
11KB832     TRAILER          IN        89        KTY        1KKVE4828KL084774        RS          CO        CO      98050472366
11KB833     TRAILER          IN        89        KTY        1KKVE482XKL084775        HV          CO        CO      98050472374
11KB834     TRAILER          IN        89        KTY        1KKVE4821KL084776        HV          CO        CO      98050472386
11KB835     TRAILER          IN        89        KTY        1KKVE4823KL084777        HV          CO        CO      98050472397
11KB836     TRAILER          IN        89        KTY        1KKVE4825KL084778        HV          CO        CO      98050472405
11KB837     TRAILER          IN        89        KTY        1KKVE4827KL084779        HV          CO        CO      98050472413
11KB838     TRAILER          IN        89        KTY        1KKVE4823KL084780        HV          CO        CO      98050472421
11KB839     TRAILER          IN        89        KTY        1KKVE4825KL084781        HV          CO        CO      98050472429
11KB840     TRAILER          IN        89        KTY        1KKVE4827KL084782        HV          CO        CO      98050472438
11KB841     TRAILER          IN        89        KTY        1KKVE4829KL084783        RS          CO        CO      98050472450
11KB842     TRAILER          IN        89        KTY        1KKVE4820KL084784        HV          CO        CO      98050472456
11KB843     TRAILER          IN        89        KTY        1KKVE4822KL084785        HV          CL        LA      98050472466
11KB844     TRAILER          IN        89        KTY        1KKVE4824KL084786        HV          CO        CO      98050472473
11KB845     TRAILER          IN        89        KTY        1KKVE4826KL084787        HV          CO        CO      98050472480
11KB846     TRAILER          IN        89        KTY        1KKVE4828KL084788        HV          CO        CO      98050472490
11KB847     TRAILER          IN        89        KTY        1KKVE482XKL084789        HV          CO        CO      98050472496
11KB848     TRAILER          IN        89        KTY        1KKVE4826KL084790        HV          CO        CO      98050472058
11KB849     TRAILER          IN        89        KTY        1KKVE4828KL084791        HV          CO        CO      98050472065
11KB850     TRAILER          IN        89        KTY        1KKVE482XKL084792        HV          CL        LA      98050472071
11KB851     TRAILER          IN        89        KTY        1KKVE4821KL084793        HV          CO        CO      98050472077
11KB852     TRAILER          IN        89        KTY        1KKVE4823KL084794        HV          CL        LA      98050472084
11KB853     TRAILER          IN        89        KTY        1KKVE4825KL084795        HV          CO        CO      98050472092
11KB854     TRAILER          IN        89        KTY        1KKVE4827KL084796        RS          CO        CO      98050472098
11KB855     TRAILER          IN        89        KTY        1KKVE4829KL084797        RS          CL        LA      98050472108

LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT               TYPE      ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----               ----      --        --        ----       ------                   ---        ---        --         ------
11K856             TRAILER   IN        89        KTY        IKKVE4820KL084798        HV         CO         CO         98050472115
11K857             TRAILER   IN        89        KTY        1KKVE4822KL084799        HV         CO         CO         98050472123
11K858             TRAILER   IN        89        KTY        1KKVE4825KL084800        HV         CO         CO         98050472134
11K859             TRAILER   IN        89        KTY        1KKVE4827KL084801        HV         CO         CO         98050472143
11K860             TRAILER   IN        89        KTY        1KKVE4829KL084802        HV         CO         CO         98050472150
11K861             TRAILER   IN        89        KTY        1KKVR452XKL084803        HV         CO         CO         98050472161
11K862             TRAILER   IN        89        KTY        1KKVR4521KL084804        HV         CO         CO         98050472179
11K863             TRAILER   IN        89        KTY        1KKVR4523KL084805        HV         CO         CO         98050472189
11K864             TRAILER   IN        89        KTY        1KKVR4525KL084806        HV         CO         CO         98050472196
11K865             TRAILER   IN        89        KTY        1KKVR4527KL084807        HV         CO         CO         98050472206
11K866             TRAILER   IN        89        KTY        1KKVR4529KL084808        HV         CO         CO         98050472213
11K867             TRAILER   IN        89        KTY        1KKVR4520KL084809        HV         CO         CO         98050472221
11K868             TRAILER   IN        89        KTY        1KKVR4527KL084810        HV         CO         CO         98050472228
11K871             TRAILER   IN        91        KTY        1KKVE4825ML090289        HV         CO         CO         98050472239
11K872             TRAILER   IN        91        KTY        1KKVE4821ML090290        HV         CO         CO         98050472250
11K874             TRAILER   IN        91        KTY        1KKVE4823ML090291        HV         CO         CO         98050472257
11K875             TRAILER   IN        91        KTY        1KKVE4825ML090292        HV         CO         CO         98050472265
11K876             TRAILER   IN        91        KTY        1KKVE4827ML090293        HV         CO         CO         98050472272
11K877             TRAILER   IN        91        KTY        1KKVE4829ML090294        HV         CO         CO         98050472279
11K878             TRAILER   IN        91        KTY        1KKVE4820ML090295        RS         CO         CO         98050472286
11K879             TRAILER   IN        91        KTY        1KKVE4822ML090296        HV         CO         CO         98050472292
11K882             TRAILER   IN        91        KTY        1KKVE4824ML090297        HV         CO         CO         98050472299
11K883             TRAILER   IN        91        KTY        1KKVE4826ML090298        HV         CO         CO         98050472306
11K884             TRAILER   IN        88        KTY        1KKVO4823JL082691        HV         CO         CO         98050472316
11K886             TRAILER   IN        90        KTY        1KKVA4828LL088188        HV         CO         CO         98050472322
11K887             TRAILER   IN        90        KTY        1KKVA482XLL088189        HV         CO         CO         98050472332
11K888             TRAILER   IN        90        KTY        1KKVA4826LL088190        HV         CL         LA         98050472344
11K889             TRAILER   IN        90        KTY        1KKVA4828LL088191        HV         CO         CO         98050472353
11K890             TRAILER   IN        90        KTY        1KKVA482XLL088192        HV         CO         CO         98050472361
11K891             TRAILER   IN        90        KTY        1KKVA4821LL088193        HV         CO         CO         98050472368
11K892             TRAILER   IN        90        KTY        1KKVA4823LL088194        HV         CO         CO         98050472378
11K893             TRAILER   IN        90        KTY        1KKVA4825LL088195        HV         CO         CO         98050472385
11K894             TRAILER   IN        90        KTY        1KKVA4827LL088196        HV         CL         LA         98050472396
11K895             TRAILER   IN        90        KTY        1KKVA4829LL088197        HV         CO         CO         98050472407
11K896             TRAILER   IN        90        KTY        1KKVA4820LL088198        HV         CO         CO         98050472412
11K898             TRAILER   IN        90        KTY        1KKVA4825LL088200        HV         CL         LA         98050472432
11K899             TRAILER   IN        90        KTY        1KKVA4827LL088201        HV         CO         CO         98050472442
11K900             TRAILER   IN        90        KTY        1KKVA4829LL088202        HV         CO         CO         98050472451
11K901             TRAILER   IN        90        KTY        1KKVA4820LL088203        HV         CO         CO         98050472457
11K902             TRAILER   IN        90        KTY        1KKVA4822LL088204        HV         CO         CO         98050472467
11K903             TRAILER   IN        90        KTY        1KKVA4824LL088205        HV         CO         CO         98050472475
11K904             TRAILER   IN        90        KTY        1KKVA4826LL088206        HV         CO         CO         98050472059
11K905             TRAILER   IN        90        KTY        1KKVA4828LL088207        HV         CO         CO         98050472064
11K906             TRAILER   IN        90        KTY        1KKVR4527LL088177        HV         CO         CO         98050472072
11K907             TRAILER   IN        90        KTY        1KKVR4529LL088178        HV         CO         CO         98050472078
11K908             TRAILER   IN        90        KTY        1KKVR4520LL088179        HV         CO         CO         98050472089
11K909             TRAILER   IN        90        KTY        1KKVR4527LL088180        HV         CO         CO         98050472101
11K910             TRAILER   IN        90        KTY        1KKVR4529LL088181        HV         CO         CO         98050472113
11K911             TRAILER   IN        90        KTY        1KKVR4520LL088182        HV         CO         CO         98050472122
11K912             TRAILER   IN        90        KTY        1KKVR4522LL088183        HV         CO         CO         98050472131


LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT               TYPE      ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----               ----      --        --        ----       ------                   ---        ---        --         ------
11K913             TRAILER   IN        90        KTY        IKKVR4524LL088184        HV         CO         CO         98050472141
11K914             TRAILER   IN        91        KTY        1KKVE4828ML090299        HV         CO         CO         98050472152
11K915             TRAILER   IN        91        KTY        1KKVE4825ML090300        HV         CO         CO         98050472164
11K916             TRAILER   IN        91        KTY        1KKVE4822ML090301        HV         CO         CO         98050472173
11K917             TRAILER   IN        91        KTY        1KKVE4824ML090302        HV         CO         CO         98050472183
11K918             TRAILER   IN        91        KTY        1KKVE4826ML090303        HV         CO         CO         98050472193
11K919             TRAILER   IN        91        KTY        1KKVE4828ML090304        HV         CO         CO         98050472204
11K920             TRAILER   IN        91        KTY        1KKVE482XML090305        HV         CO         CO         98050472212
11K921             TRAILER   IN        91        KTY        1KKVE4821ML090306        HV         CO         CO         98050472222
11K922             TRAILER   IN        91        KTY        1KKVE4823ML090307        HV         CO         CO         98050472232
11K923             TRAILER   IN        91        KTY        1KKVE4825ML090308        HV         CO         CO         98050472242
11K924             TRAILER   IN        91        KTY        1KKVE4827ML090309        HV         CO         CO         98050472251
11K925             TRAILER   IN        91        KTY        1KKVE4823ML090310        HV         CO         CO         98050472260
11K927             TRAILER   IN        91        KTY        1KKVE4827ML090312        HV         CO         CO         98050472270
11K928             TRAILER   IN        91        KTY        1KKVE4829ML090313        HV         CO         CO         98050472277
11K929             TRAILER   IN        91        KTY        1KKVE4820ML090314        HV         CO         CO         98050472287
11K930             TRAILER   IN        91        KTY        1KKVE4822ML090315        HV         CO         CO         98050472294
11K931             TRAILER   IN        91        KTY        1KKVE4824ML090316        HV         CO         CO         98050472303
11K932             TRAILER   IN        91        KTY        1KKVE4826ML090317        HV         CO         CO         98050472311
11K933             TRAILER   IN        91        KTY        1KKVE4828ML090318        HV         CO         CO         98050472319
11K934             TRAILER   IN        91        KTY        1KKVE482XML090319        HV         CO         CO         98050472328
11K935             TRAILER   IN        91        KTY        1KKVE5327ML090355        HV         CO         CO         98050472338
11K936             TRAILER   IN        91        KTY        1KKVE5329ML090356        HV         CO         CO         98050472349
11K937             TRAILER   IN        91        KTY        1KKVE5320ML090357        HV         CO         CO         98050472358
11K938             TRAILER   IN        91        KTY        1KKVA5328ML090358        HV         CO         CO         98050472370
11K939             TRAILER   IN        91        KTY        1KKVA532XML090359        HV         CO         CO         98050472380
11K940             TRAILER   IN        91        KTY        1KKVA5326ML090360        HV         CO         CO         98050472391
11K941             TRAILER   IN        91        KTY        1KKVE5322ML090361        HV         CO         CO         98050472399
11K942             TRAILER   IN        91        KTY        1KKVE5324ML090362        HV         CO         CO         98050472408
11K943             TRAILER   IN        91        KTY        1KKVE4826ML090320        HV         CO         CO         98050472415
11K944             TRAILER   IN        91        KTY        1KKVE4828ML090321        HV         CO         CO         98050472424
11K945             TRAILER   IN        91        KTY        1KKVE482XML090322        HV         CO         CO         98050472431
11K946             TRAILER   IN        91        KTY        1KKVE4821ML090323        HV         CO         CO         98050472439
11K947             TRAILER   IN        91        KTY        1KKVE4823ML090324        HV         CO         CO         98050472446
11K948             TRAILER   IN        91        KTY        1KKVE4825ML090325        HV         CO         CO         98050472454
11K949             TRAILER   IN        91        KTY        1KKVE4827ML090326        HV         CO         CO         98050472464
11K950             TRAILER   IN        91        KTY        1KKVE4829ML090327        HV         CO         CO         98050472471
11K951             TRAILER   IN        91        KTY        1KKVE4820ML090328        HV         CO         CO         98050472478
11K952             TRAILER   IN        91        KTY        1KKVE4822ML090329        HV         CO         CO         98050472484
11K953             TRAILER   IN        91        KTY        1KKVE4829ML090330        HV         CO         CO         98050472493
11K954             TRAILER   IN        91        KTY        1KKVE4820ML090331        HV         CO         CO         98050472503
11K955             TRAILER   IN        91        KTY        1KKVE4822ML090332        HV         CO         CO         98050472057
11K956             TRAILER   IN        91        KTY        1KKVE4824ML090333        HV         CO         CO         98050472063
11K957             TRAILER   IN        91        KTY        1KKVE4826ML090334        HV         CO         CO         98050472067
11K959             TRAILER   IN        91        KTY        1KKVE482XML090336        HV         CO         CO         98050472074
11K960             TRAILER   IN        91        KTY        1KKVE4821ML090337        HV         CO         CO         98050472082
11K961             TRAILER   IN        91        KTY        1KKVE4823ML090338        HV         CO         CO         98050472087
11K962             TRAILER   IN        91        KTY        1KKVE4825ML090339        HV         CO         CO         98050472096
11K963             TRAILER   IN        91        KTY        1KKVE4821ML090340        HV         CO         CO         98050472102
11K964             TRAILER   IN        91        KTY        1KKVE4823ML090341        HV         CO         CO         98050472111



LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           ---       --        ----       ------                   ---        ---        --         ------
11K965        TRAILER        IN        91        KTY        1KKVE4825ML090342        HV         CO         CO         98050472118
11K966        TRAILER        IN        91        KTY        1KKVE4827ML090343        HV         CO         CO         98050472125
11K967        TRAILER        IN        91        KTY        1KKVE4829ML090344        HV         CO         CO         98050472130
11K968        TRAILER        IN        91        KTY        1KKVE4820ML090345        HV         CO         CO         98050472137
11K969        TRAILER        IN        91        KTY        1KKVE4822ML090346        HV         CO         CO         98050472146
11K970        TRAILER        IN        91        KTY        1KKVE4824ML090347        HV         CO         CO         98050472153
11K971        TRAILER        IN        91        KTY        1KKVE4826ML090348        HV         CO         CO         98050472163
11K972        TRAILER        IN        91        KTY        1KKVE4828ML090349        HV         CO         CO         98050472168
11K973        TRAILER        IN        91        KTY        1KKVE4824ML090350        HV         CO         CO         98050472175
11K974        TRAILER        IN        91        KTY        1KKVE4826ML090351        HV         CO         CO         98050472182
11K975        TRAILER        IN        91        KTY        1KKVE4828ML090352        HV         CO         CO         98050472190
11K976        TRAILER        IN        91        KTY        1KKVE482XML090353        HV         CO         CO         98050472197
11K977        TRAILER        IN        91        KTY        1KKVE4821ML090354        HV         CO         CO         98050472203
11K978        TRAILER        IN        92        W N        1JJV452S0ML164206        HV         CO         CO         98050472210
11K979        TRAILER        IN        92        W N        1JJV452V7NL163144        HV         CL         LA         98050472220
11K980        TRAILER        IN        92        W N        1JJV452V9NL163145        HV         CO         CO         98050472225
11K981        TRAILER        IN        92        W N        1JJV452V0NL163146        HV         CO         CO         98050472233
11K982        TRAILER        IN        92        W N        1JJV452V2NL163147        HV         CO         CO         98050472241
11K983        TRAILER        IN        92        W N        1JJV452V4NL163148        HV         CL         LA         98050472249
11K984        TRAILER        IN        92        W N        1JJV452V6NL163149        HV         CO         CO         98050472253
11K985        TRAILER        IN        92        W N        1JJV452V2NL163150        HV         CO         CO         98050472261
11K986        TRAILER        IN        92        W N        1JJV452V4NL163151        HV         CO         CO         98050472269
11K987        TRAILER        IN        92        W N        1JJV452V6NL163152        HV         CO         CO         98050472275
11K988        TRAILER        IN        92        W N        1JJV452V8NL163153        HV         CO         CO         98050472280
11K989        TRAILER        IN        92        W N        1JJV452VXNL163154        HV         CO         CO         98050472288
11K999        TRAILER        IN        87        KTY        1KKVE472XHL078324        HV         CO         CO         98050472297
11M001        TRAILER        IN        85        KTY        1KKVE4827FL072766        BW         CO         CO         98050472305
11M002        TRAILER        IN        85        KTY        1KKVE4829FL072767        BW         CO         CO         98050472310
11M003        TRAILER        IN        85        KTY        1KKVE4820FL072768        BW         CO         CO         98050472317
11M004        TRAILER        IN        85        KTY        1KKVE4822FL072769        BW         CO         CO         98050472320
11M009        TRAILER        IN        85        KTY        1KKVE4826FL072774        BW         CO         CO         98050472327
11M011        TRAILER        IN        85        KTY        1KKVE482XFL072776        BW         CO         CO         98050472335
11M012        TRAILER        IN        85        KTY        1KKVE4821FL072777        RS         CO         CO         98050472339
11M013        TRAILER        IN        85        KTY        1KKVE4823FL072778        BW         CO         CO         98050472347
11M014        TRAILER        IN        85        KTY        1KKVE4825FL072779        BW         CO         CO         98050472354
11M017        TRAILER        IN        85        KTY        1KKVE4825FL072782        BW         CO         CO         98050472360
11M018        TRAILER        IN        85        KTY        1KKVE4827FL072783        RS         CO         CO         98050472371
11M019        TRAILER        IN        85        KTY        1KKVE4829FL072784        BW         CO         CO         98050472379
11M029        TRAILER        IN        85        KTY        1KKVE4821FL072794        HV         DC         D1         98050472392
11M030        TRAILER        IN        85        KTY        1KKVE4823FL072795        BW         CO         CO         98050472400
11M031        TRAILER        IN        85        KTY        1KKVE4825FL072796        BW         CO         CO         98050472409
11M033        TRAILER        IN        85        KTY        1KKVE4829FL072798        RS         CO         CO         98050472056
11M034        TRAILER        IN        85        KTY        1KKVE4820FL072799        BW         CO         CO         98050472060
11M038        TRAILER        IN        85        KTY        1KKVE4829FL072803        BW         CO         CO         98050472066
11M043        TRAILER        IN        85        KTY        1KKVE4828FL072808        BW         CO         CO         98050472075
11M046        TRAILER        IN        85        KTY        1KKVE4828FL072811        BW         CO         CO         98050472079
11M048        TRAILER        IN        85        KTY        1KKVE4821FL072813        BW         CO         CO         98050472086
11M049        TRAILER        IN        85        KTY        1KKVE4823FL072814        BW         CO         CO         98050472095
11M050        TRAILER        IN        85        KTY        1KKVE4825FL072815        BW         CO         CO         98050472106
11M056        TRAILER        IN        85        KTY        1KKVE4820FL072821        BW         CO         CO         98050472117


LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           ---       --        ----       ------                   ---        ---        --         ------
11M058        TRAILER        IN        85        KTY        1KKVE4824FL072823        HV         CO         CO         98050472124
11M064        TRAILER        IN        85        KTY        1KKVE4825FL072829        HV         CO         CO         98050472133
11M065        TRAILER        IN        85        KTY        1KKVE4821FL072830        RS         CO         CO         98050472159
11M071        TRAILER        IN        85        KTY        1KKVE4822FL072836        BW         CO         CO         98050472169
11M079        TRAILER        IN        85        KTY        1KKVE4821FL072844        BW         CO         CO         98050472174
11M080        TRAILER        IN        85        KTY        1KKVE4823FL072845        BW         CO         CO         98050472184
11M084        TRAILER        IN        85        KTY        1KKVE4820FL072849        RS         CO         CO         98050472201
11M087        TRAILER        IN        85        KTY        1KKVE4820FL072852        BW         CO         CO         98050472214
11M088        TRAILER        IN        85        KTY        1KKVE4822FL072853        HV         CO         CO         98050472224
11M090        TRAILER        IN        85        KTY        1KKVE4826FL072855        RS         CO         CO         98050472234
11M093        TRAILER        IN        85        KTY        1KKVE4821FL072858        BW         CO         CO         98050472240
11M100        TRAILER        IN        85        KTY        1KKVE4829FL072865        BW         CO         CO         98050472248
11M102        TRAILER        IN        85        KTY        1KKVE4820FL073421        BW         CO         CO         98050472267
11M103        TRAILER        IN        85        KTY        1KKVE4822FL073422        BW         CO         CO         98050472281
11M105        TRAILER        IN        85        KTY        1KKVE4826FL073424        RS         CO         CO         98050472291
11M106        TRAILER        IN        85        KTY        1KKVE4828FL073425        RS         CO         CO         98050472298
11M108        TRAILER        IN        85        KTY        1KKVE4821FL073427        BW         CO         CO         98050472307
11M113        TRAILER        IN        85        KTY        1KKVE4825FL073432        BW         CO         CO         98050472321
11M115        TRAILER        IN        85        KTY        1KKVE4829FL073434        RS         CO         CO         98050472331
11M118        TRAILER        IN        85        KTY        1KKVE4824FL073437        HV         DC         C1         98050472340
11M119        TRAILER        IN        85        KTY        1KKVE4826FL073438        RS         CO         CO         98050472348
11M120        TRAILER        IN        85        KTY        1KKVE4828FL073439        BW         CO         CO         98050472356
11M122        TRAILER        IN        85        KTY        1KKVE4826FL073441        RS         CO         CO         98050472365
11M124        TRAILER        IN        85        KTY        1KKVE482XFL073443        BW         CO         CO         98050472373
11M126        TRAILER        IN        85        KTY        1KKVE4823FL073445        BW         CO         CO         98050472384
11M127        TRAILER        IN        85        KTY        1KKVE4825FL073446        BW         CO         CO         98050472394
11M128        TRAILER        IN        85        KTY        1KKVE4827FL073447        HV         CO         CO         98050472402
11M130        TRAILER        IN        85        KTY        1KKVE4820FL073449        BW         CO         CO         98050472426
11M131        TRAILER        IN        85        KTY        1KKVE4827FL073450        BW         CO         CO         98050472434
11M138        TRAILER        IN        85        KTY        1KKVE482XFL073457        BW         CO         CO         98050472447
11M139        TRAILER        IN        85        KTY        1KKVE4821FL073458        BW         CO         CO         98050472495
11M143        TRAILER        IN        85        KTY        1KKVE4823FL073462        BW         CO         CO         98050472461
11M147        TRAILER        IN        85        KTY        1KKVE4820FL073466        BW         CO         CO         98050472505
11M148        TRAILER        IN        85        KTY        1KKVE4822FL073467        RS         CO         CO         98050472511
11M153        TRAILER        IN        85        KTY        1KKVE4826FL073472        BW         CO         CO         98050472521
11M154        TRAILER        IN        85        KTY        1KKVE4828FL073473        RS         CO         CO         98050472533
11M157        TRAILER        IN        85        KTY        1KKVE4823FL073476        BW         CO         CO         98050472540
11M158        TRAILER        IN        85        KTY        1KKVE4825FL073477        RS         CO         CO         98050472550
11M159        TRAILER        IN        85        KTY        1KKVE4827FL073478        BW         CO         CO         98050472558
11M165        TRAILER        IN        85        KTY        1KKVE4822FL073484        BW         CO         CO         98050472516
11M167        TRAILER        IN        85        KTY        1KKVE4826FL073486        BW         CO         CO         98050472528
11M169        TRAILER        IN        85        KTY        1KKVE482XFL073488        RS         CO         CO         98050472537
11M177        TRAILER        IN        85        KTY        1KKVE4829FL073496        HV         DC         C4         98050472555
11M178        TRAILER        IN        85        KTY        1KKVE4820FL073497        BW         CO         CO         98050472563
11M181        TRAILER        IN        85        KTY        1KKVE4827FL073500        BW         CO         CO         98050472574
11M184        TRAILER        IN        85        KTY        1KKVE4822FL073503        RS         CO         CO         98050472584
11M193        TRAILER        IN        85        KTY        1KKVE4823FL073512        HV         DC         O1         98050472609
11M195        TRAILER        IN        85        KTY        1KKVE4827FL073514        BW         CO         CO         98050472621
11M200        TRAILER        IN        85        KTY        1KKVE4826FL073519        BW         CO         CO         98050472628
11M204        TRAILER        IN        85        KTY        1KKVE4827FL074100        BW         CO         CO         98050472643

LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99



                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           ---       --        ----       ------                   ---        ---        --         ------
11M205        TRAILER        IN        85        KTY        1KKVE4829FLO74101        BH         CO         CO         98050472657
11M212        TRAILER        IN        85        KTY        1KKVE4821FLO74108        BH         CO         CO         98050472664
11M213        TRAILER        IN        85        KTY        1KKVE4823FLO74109        BH         CO         CO         98050472674
11M216        TRAILER        IN        85        KTY        1KKVE4823FLO74112        HV         OC         04         98050472693
11M217        TRAILER        IN        85        KTY        1KKVE4825FLO74113        BH         CO         CO         98050472701
11M220        TRAILER        IN        85        KTY        1KKVE4820FLO74116        BH         CO         CO         98050472710
11M222        TRAILER        IN        85        KTY        1KKVE4824FLO74118        RS         CO         CO         98050472723
11M223        TRAILER        IN        85        KTY        1KKVE4826FLO74119        BH         CO         CO         98050472734
11M226        TRAILER        IN        85        KTY        1KKVE4826FLO74122        RS         CO         CO         98050472743
11M227        TRAILER        IN        85        KTY        1KKVE4828FLO74123        BH         CO         CO         98050472753
11M228        TRAILER        IN        85        KTY        1KKVE482XFLO74124        BH         CO         CO         98050472761
11M229        TRAILER        IN        85        KTY        1KKVE4821FLO74125        BH         CO         CO         98050472773
11M235        TRAILER        IN        85        KTY        1KKVE4827FLO74131        BH         CO         CO         98050472781
11M241        TRAILER        IN        85        KTY        1KKVE4828FLO74137        BH         CO         CO         98050472799
11M246        TRAILER        IN        85        KTY        1KKVE4821FLO74142        BH         CO         CO         98050472823
11M248        TRAILER        IN        85        KTY        1KKVE4825FLO74144        BH         CO         CO         98050472835
11M253        TRAILER        IN        85        KTY        1KKVE4824FLO74149        BH         CO         CO         98050472843
11M257        TRAILER        IN        85        KTY        1KKVE4826FLO74153        BH         CO         CO         98050472851
11M260        TRAILER        IN        85        KTY        1KKVE4821FLO74156        BH         CO         CO         98050472865
11M262        TRAILER        IN        85        KTY        1KKVE4825FLO74158        BH         CO         CO         98050472877
11M264        TRAILER        IN        85        KTY        1KKVE4823FLO74160        HV         OC         01         98050472889
11M265        TRAILER        IN        85        KTY        1KKVE4825FLO74161        BH         CO         CO         98050472896
11M269        TRAILER        IN        85        KTY        1KKVE4822FLO74165        RS         CO         CO         98050472908
11M272        TRAILER        IN        85        KTY        1KKVE4828FLO74168        BH         CO         CO         98050472919
11M273        TRAILER        IN        85        KTY        1KKVE482XFLO74169        BH         CO         CO         98050472931
11M277        TRAILER        IN        85        KTY        1KKVE4821FLO74173        BH         CO         CO         98050472939
11M282        TRAILER        IN        85        KTY        1KKVE4820FLO74178        RS         CO         CO         98050472945
11M283        TRAILER        IN        85        KTY        1KKVE4822FLO74179        BH         CO         CO         98050472954
11M284        TRAILER        IN        85        KTY        1KKVE4829FLO74180        BH         CO         CO         98050472962
11M287        TRAILER        IN        85        KTY        1KKVE4824FLO74183        BH         CO         CO         98050472969
11M291        TRAILER        IN        85        KTY        1KKVE4821FLO74187        BH         CO         CO         98050472975
11M298        TRAILER        IN        85        KTY        1KKVE4829FLO74194        HV         OC         01         98050472981
11M328        TRAILER        IN        86        KTY        1KKVE4829GL075038        BH         CO         CO         98050472989
11M331        TRAILER        IN        86        KTY        1KKVE4829GLO75041        BH         CO         CO         98050472997
11M337        TRAILER        IN        86        KTY        1KKVE482XGLO75047        BH         CO         CO         98050472654
11M339        TRAILER        IN        86        KTY        1KKVE4823GL075049        BH         CO         CO         98050472663
11M345        TRAILER        IN        86        KTY        1KKVE4829GLO75055        HV         OC         01         98050472686
11M346        TRAILER        IN        86        KTY        1KKVE4820GLO75056        BH         CO         CO         98050472695
11M353        TRAILER        IN        86        KTY        1KKVE4828GLO75063        BH         CO         CO         98050472702
11M354        TRAILER        IN        86        KTY        1KKVE482XGLO75064        BH         CO         CO         98050472716
11M356        TRAILER        IN        86        KTY        1KKVE4823GLO75066        BH         CO         CO         98050472725
11M364        TRAILER        IN        86        KTY        1KKVE4822GLO75074        BH         CO         CO         98050472735
11M367        TRAILER        IN        86        KTY        1KKVE4828GLO75077        BH         CO         CO         98050472744
11M368        TRAILER        IN        86        KTY        1KKVE482XGL075078        BH         CO         CO         98050472754
11M370        TRAILER        IN        86        KTY        1KKVE4828GL075080        BH         CO         CO         98050472760
11M372        TRAILER        IN        86        KTY        1KKVE4821GLO75082        BH         CO         CO         98050472771
11M378        TRAILER        IN        86        KTY        1KKVE4822GLO75088        BH         CO         CO         98050472802
11M379        TRAILER        IN        86        KTY        1KKVE4824GLO75089        BH         CO         CO         98050472812
11M381        TRAILER        IN        86        KTY        1KKVE4822GLO75091        BH         CO         CO         98050472819
11M382        TRAILER        IN        86        KTY        1KKVE4824GLO75092        BH         CO         CO         98050472830



LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99


                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           --        --        ----       ------                   ---        ---        --         ------
11M510        TRAILER        IN        86        KTY        1KKVE4829GL075220        BH         CO         CO         98050472763
11M511        TRAILER        IN        86        KTY        1KKVE4820GL075221        BH         CO         CO         98050472772
11M516        TRAILER        IN        86        KTY        1KKVE482XGL075226        BH         CO         CO         98050472783
11M520        TRAILER        IN        86        KTY        1KKVE4821GL075230        BH         CO         CO         98050472790
11M521        TRAILER        IN        86        KTY        1KKVE4823GL075231        BH         CO         CO         98050472803
11M522        TRAILER        IN        86        KTY        1KKVE4825GL075232        BH         CO         CO         98050472811
11M527        TRAILER        IN        86        KTY        1KKVE4824GL075237        BH         CO         CO         98050472820
11M531        TRAILER        IN        86        KTY        1KKVE4826GL075241        BH         CO         CO         98050472844
11M532        TRAILER        IN        86        KTY        1KKVE4828GL075242        BH         CO         CO         98050472855
11M533        TRAILER        IN        86        KTY        1KKVE482XGL075243        BH         CO         CO         98050472863
11M535        TRAILER        IN        86        KTY        1KKVE4823GL075245        BH         CO         CO         98050472882
11M536        TRAILER        IN        86        KTY        1KKVE4825GL075246        BH         CO         CO         98050472893
11M538        TRAILER        IN        86        KTY        1KKVE4829GL075248        BH         CO         CO         98050472905
11M541        TRAILER        IN        86        KTY        1KKVE4829GL075251        BH         CO         CO         98050472918
11M543        TRAILER        IN        86        KTY        1KKVE4822GL075253        BH         CO         CO         98050472929
11M544        TRAILER        IN        86        KTY        1KKVE4824GL075254        BH         CO         CO         98050472940
11M546        TRAILER        IN        86        KTY        1KKVE4828GL075256        BH         CO         CO         98050472949
11M547        TRAILER        IN        86        KTY        1KKVE482XGL075257        BH         CO         CO         98050472958
11M548        TRAILER        IN        86        KTY        1KKVE4821GL075258        BH         CO         CO         98050472964
11M549        TRAILER        IN        86        KTY        1KKVE4823GL075259        BH         CO         CO         98050472977
11M553        TRAILER        IN        86        KTY        1KKVE4825GL075263        BH         CO         CO         98050472986
11M555        TRAILER        IN        86        KTY        1KKVE4829GL075265        BH         CO         CO         98050473011
11M558        TRAILER        IN        86        KTY        1KKVE4824GL075268        BH         CO         CO         98050473024
11M559        TRAILER        IN        86        KTY        1KKVE4826GL075269        BH         CO         CO         98050472180
11M561        TRAILER        IN        86        KTY        1KKVE4824GL075271        BH         CO         CO         98050472191
11M562        TRAILER        IN        86        KTY        1KKVE4826GL075272        BH         CO         CO         98050472199
11M566        TRAILER        IN        86        KTY        1KKVE4823GL075276        BH         CO         CO         98050472217
11M570        TRAILER        IN        86        KTY        1KKVE4825GL075280        BH         CO         CO         98050472236
11M573        TRAILER        IN        86        KTY        1KKVE4820GL075283        BH         CO         CO         98050472243
11M574        TRAILER        IN        86        KTY        1KKVE4822GL075284        BH         CO         CO         98050472254
11M577        TRAILER        IN        86        KTY        1KKVE4828GL075287        RS         CO         CO         98050472262
11M578        TRAILER        IN        86        KTY        1KKVE482XGL075288        BH         CO         CO         98050472268
11M581        TRAILER        IN        86        KTY        1KKVE482XGL075291        BH         CO         CO         98050472274
11M585        TRAILER        IN        86        KTY        1KKVE4827GL075295        RS         CO         CO         98050472282
11M586        TRAILER        IN        86        KTY        1KKVE4829GL075296        BH         CO         CO         98050472290
11M587        TRAILER        IN        86        KTY        1KKVE4820GL075297        BH         CO         CO         98050472296
11M590        TRAILER        IN        86        KTY        1KKVE4827GL075300        BH         CO         CO         98050472304
11M594        TRAILER        IN        86        KTY        1KKVE4824GL075304        BH         CO         CO         98050472315
11M600        TRAILER        IN        86        KTY        1KKVE482XGL075310        BH         CO         CO         98050472324
11M601        TRAILER        IN        86        KTY        1KKVE4821GL075311        BH         CO         CO         98050472342
11M604        TRAILER        IN        86        KTY        1KKVE4827GL075314        BH         CO         CO         98050472351
11M605        TRAILER        IN        86        KTY        1KKVE4829GL075315        BH         CO         CO         98050472364
11M606        TRAILER        IN        86        KTY        1KKVE4820GL075316        BH         CO         CO         98050472375
11M607        TRAILER        IN        86        KTY        1KKVE4822GL075317        BH         CO         CO         98050472383
11M610        TRAILER        IN        86        KTY        1KKVE4822GL075320        BH         CO         CO         98050472393
11M618        TRAILER        IN        86        KTY        1KKVE4827GL075328        HV         CO         CO         98050472401
11M619        TRAILER        IN        86        KTY        1KKVE4829GL075329        BH         CO         CO         98050472414
11M620        TRAILER        IN        86        KTY        1KKVE4825GL075330        BH         CO         CO         98050472420
11M634        TRAILER        IN        86        KTY        1KKVE4825GL075344        BH         CO         CO         98050472437
11M641        TRAILER        IN        86        KTY        1KKVE4822GL075351        BH         CO         CO         98050472444


LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99


                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           --        --        ----       ------                   ---        ---        --         ------
11M649        TRAILER        IN        86        KTY        1KKVE4827GL075359        BH        CO          CO        98050472463
11M650        TRAILER        IN        86        KTY        1KKVE4823GLO75360        BH        CO          CO        98050472472
11M651        TRAILER        IN        86        KTY        1KKVE4825GL075361        BH        CO          CO        98050472481
11M652        TRAILER        IN        86        KTY        1KKVE4827GL075362        BH        CO          CO        98050472485
11M653        TRAILER        IN        86        KTY        1KKVE4829GL075363        BH        CO          CO        98050472492
11M656        TRAILER        IN        86        KTY        1KKVE4824GL075366        BH        CO          CO        98050472500
11M666        TRAILER        IN        86        KTY        1KKVE4827GL075376        BH        CO          CO        98050472508
11M667        TRAILER        IN        86        KTY        1KKVE4829GL075377        BH        CO          CO        98050472515
11M669        TRAILER        IN        86        KTY        1KKVE4822GL075379        RS        CO          CO        98050472527
11M674        TRAILER        IN        86        KTY        1KKVE4826GL075384        BH        CO          CO        98050472554
11M682        TRAILER        IN        86        KTY        1KKVE4825GL075392        BH        CO          CO        98050472564
11M683        TRAILER        IN        86        KTY        1KKVE4827GL075393        BH        CO          CO        98050472572
11M685        TRAILER        IN        86        KTY        1KKVE4820GL075395        BH        CO          CO        98050472581
11M686        TRAILER        IN        86        KTY        1KKVE4822GL075396        BH        CO          CO        98050472590
11M687        TRAILER        IN        86        KTY        1KKVE4824GL075397        HV        DC          D4        98050472599
11M688        TRAILER        IN        86        KTY        1KKVE4826GL075398        BH        CO          CO        98050472607
11M689        TRAILER        IN        86        KTY        1KKVE4828GL075399        BH        CO          CO        98050472617
11M690        TRAILER        IN        86        KTY        1KKVE4820GL075400        BH        CO          CO        98050472635
11M694        TRAILER        IN        86        KTY        1KKVE4828GL075404        BH        CO          CO        98050472419
11M696        TRAILER        IN        86        KTY        1KKVE4821GL075406        BH        CO          CO        98050472428
11M700        TRAILER        IN        86        KTY        1KKVE4823GL075410        BH        CO          CO        98050472433
11M704        TRAILER        IN        86        KTY        1KKVE4820GL075414        BH        CO          CO        98050472441
11M708        TRAILER        IN        86        KTY        1KKVE4828GL075418        BH        CO          CO        98050472448
11M709        TRAILER        IN        86        KTY        1KKVE482XGL075419        BH        CO          CO        98050472455
11M710        TRAILER        IN        86        KTY        1KKVE4826GL075420        BH        CO          CO        98050472462
11M711        TRAILER        IN        86        KTY        1KKVE4828GL075421        BH        CO          CO        98050472468
11M713        TRAILER        IN        86        KTY        1KKVE5821GL075423        BH        CO          CO        98050472477
11M715        TRAILER        IN        86        KTY        1KKVE4825GL075425        BH        CO          CO        98050472483
11M718        TRAILER        IN        86        KTY        1KKVE4820GL075428        BH        CO          CO        98050472489
11M721        TRAILER        IN        86        KTY        1KKVE4820GL075431        BH        CO          CO        98050472494
11M723        TRAILER        IN        86        KTY        1KKVE4824GL075433        BH        CO          CO        98050472504
11M725        TRAILER        IN        90        KTY        1KKVA4820LL086080        BH        CO          CO        98050472510
11M726        TRAILER        IN        90        KTY        1KKVA4822LL086081        BH        CO          CO        98050472519
11M727        TRAILER        IN        90        KTY        1KKVA4824LL086082        BH        CO          CO        98050472525
11M728        TRAILER        IN        90        KTY        1KKVA4828LL086084        BH        CO          CO        98050472534
11M729        TRAILER        IN        90        KTY        1KKVA482XLL086085        BH        CO          CO        98050472544
11M730        TRAILER        IN        90        KTY        1KKVA4821LL086086        BH        CO          CO        98050472552
11M732        TRAILER        IN        90        KTY        1KKVA4825LL086088        BH        CO          CO        98050472561
11M733        TRAILER        IN        90        KTY        1KKVA4827LL086089        BH        CO          CO        98050472569
11M734        TRAILER        IN        90        KTY        1KKVA4825LL086091        BH        CO          CO        98050472578
11M735        TRAILER        IN        90        KTY        1KKVA4827LL086092        BH        CO          CO        98050472587
11M736        TRAILER        IN        90        KTY        1KKVA4829LL086093        BH        CO          CO        98050472595
11M737        TRAILER        IN        90        KTY        1KKVA4820LL086094        BH        CO          CO        98050472605
11M738        TRAILER        IN        90        KTY        1KKVA4822LL086095        BH        CO          CO        98050472611
11M739        TRAILER        IN        90        KTY        1KKVA4824LL086096        BH        CO          CO        98050472619
11M740        TRAILER        IN        90        KTY        1KKVA4826LL086097        BH        CO          CO        98050472627
11M741        TRAILER        IN        90        KTY        1KKVA4828LL086098        BH        CO          CO        98050472634
11M742        TRAILER        IN        90        KTY        1KKVA482XLL086099        BH        CO          CO        98050472645
11M743        TRAILER        IN        90        KTY        1KKVA4822LL086100        BH        CO          CO        98050472650
11M744        TRAILER        IN        90        KTY        1KKVA4824LL086101        BH        CO          CO        98050472659


LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           ---       --        ----       ------                   ---        ---        --         ------
11M745        TRAILER        IN        90        KTY        1KKVA4826LL086102        BH         CO         CO         98050472668
11M746        TRAILER        IN        90        KTY        1KKVA4828LL086103        BH         CO         CO         98050472679
11M747        TRAILER        IN        90        KTY        1KKVA482XLL086104        BH         CO         CO         98050472688
11M749        TRAILER        IN        90        KTY        1KKVA4823LL086106        BH         CO         CO         98050472704
11M750        TRAILER        IN        90        KTY        1KKVA4825LL086107        BH         CO         CO         98050472711
11M751        TRAILER        IN        90        KTY        1KKVA4827LL086108        BH         CO         CO         98050472720
11M752        TRAILER        IN        90        KTY        1KKVA4829LL086109        BH         CO         CO         98050472730
11M753        TRAILER        IN        90        KTY        1KKVA4825LL086110        BH         CO         CO         98050472748
11M754        TRAILER        IN        90        KTY        1KKVA4827LL086111        BH         CO         CO         98050472759
11M755        TRAILER        IN        90        KTY        1KKVA4826LL086083        RS         CO         CO         98050472769
11M756        TRAILER        IN        90        KTY        1KKVA4823LL086090        BH         CO         CO         98050472779
11M757        TRAILER        IN        90        STK        1S12E9487LE328905        RS         CL         LA         98050472789
11M758        TRAILER        IN        90        STK        1S12E9489LE328906        BH         CO         CO         98050472800
11M759        TRAILER        IN        90        STK        1S12E9480LE328907        BH         CO         CO         98050472808
11M760        TRAILER        IN        90        STK        1S12E9482LE328908        BH         CO         CO         98050472818
11M761        TRAILER        IN        90        STK        1S12E9484LE328909        BH         CO         CO         98050472826
11M762        TRAILER        IN        90        STK        1S12E9480LE328910        BH         CO         CO         98050472833
11M763        TRAILER        IN        90        STK        1S12E9482LE328911        BH         CO         CO         98050472842
11M764        TRAILER        IN        90        STK        1S12E9484LE328912        RS         CL         LA         98050472523
11M765        TRAILER        IN        90        STK        1S12E9486LE328913        BH         CO         CO         98050472535
11M766        TRAILER        IN        90        STK        1S12E9488LE328914        RS         CL         LA         98050472543
11M768        TRAILER        IN        90        STK        1S12E9481LE328916        RS         CO         CO         98050472557
11M769        TRAILER        IN        90        STK        1S12E9483LE328917        RS         CL         LA         98050472565
11M770        TRAILER        IN        90        STK        1S12E9485LE328918        BH         CO         CO         98050472576
11M771        TRAILER        IN        90        STK        1S12E9487LE328919        BH         CO         CO         98050472585
11M772        TRAILER        IN        90        STK        1S12E9483LE328920        BH         CO         CO         98050472594
11M773        TRAILER        IN        90        STK        1S12E9485LE328921        BH         CO         CO         98050472610
11M774        TRAILER        IN        90        STK        1S12E9487LE328922        RS         CL         LA         98050472620
11M775        TRAILER        IN        90        STK        1S12E9489LE328923        BH         CO         CO         98050472629
11M776        TRAILER        IN        90        STK        1S12E9480LE328924        BH         CO         CO         98050472640
11M777        TRAILER        IN        90        STK        1S12E9482LE328925        BH         CO         CO         98050472648
11M778        TRAILER        IN        90        STK        1S12E9484LE328926        BH         CO         CO         98050472655
11M779        TRAILER        IN        90        STK        1S12E9486LE328927        BH         CO         CO         98050472665
11M780        TRAILER        IN        90        STK        1S12E9488LE328928        BH         CO         CO         98050472675
11M782        TRAILER        IN        90        STK        1S12E9486LE328930        BH         CO         CO         98050472687
11M784        TRAILER        IN        90        STK        1S12E948XLE328932        HV         CO         CO         98050472699
11M785        TRAILER        IN        90        STK        1S12E9481LE328933        BH         CO         CO         98050472709
11M786        TRAILER        IN        90        STK        1S12E9483LE328934        BH         CO         CO         98050472717
11M787        TRAILER        IN        90        STK        1S12E9485LE328935        BH         CO         CO         98050472728
11M788        TRAILER        IN        90        STK        1S12E9487LE328936        RS         CO         CO         98050472741
11M789        TRAILER        IN        90        STK        1S12E9489LE328937        BH         CO         CO         98050472751
11M790        TRAILER        IN        90        STK        1S12E9480LE328938        BH         CO         CO         98050472762
11M791        TRAILER        IN        90        STK        1S12E9482LE328939        BH         CO         CO         98050472774
11M792        TRAILER        IN        90        STK        1S12E9489LE328940        BH         CO         CO         98050472784
11M793        TRAILER        IN        90        STK        1S12E9480LE328941        BH         CO         CO         98050472795
11M794        TRAILER        IN        90        STK        1S12E9482LE328942        RS         CO         CO         98050472805
11M797        TRAILER        IN        90        STK        1S12E9488LE328945        BH         CO         CO         98050472814
11M798        TRAILER        IN        90        STK        1S12E948XLE328946        BH         CO         CO         98050472824
11M799        TRAILER        IN        90        STK        1S12E9481LE328947        BH         CO         CO         98050472834
11M800        TRAILER        IN        90        STK        1S12E9483LE328948        BH         CO         CO         98050472848


LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99


                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           --        --        ----       ------                   ---        ---        --         ------
11M801        TRAILER        IN        90        STK        1S12E9485LE328949        BH         CO         CO         98050472857
11M802        TRAILER        IN        90        STK        1S12E9481LE328950        RS         CO         CO         98050472869
11M803        TRAILER        IN        90        STK        1S12E9483LE328951        RS         CO         CO         98050472878
11M804        TRAILER        IN        90        STK        1S1ZE9485LE328952        BH         CO         CO         98050472885
11M805        TRAILER        IN        90        STK        1S12E9487LE328953        BH         CO         CO         98050472898
11M806        TRAILER        IN        90        STK        1S12E9489LE328954        BH         CO         CO         98050472910
11M808        TRAILER        IN        90        STK        1S12E9482LE328956        BH         CO         CO         98050472917
11M809        TRAILER        IN        90        STK        1S12E9484LE328957        RS         CL         LA         98050472925
11M810        TRAILER        IN        90        STK        1S12E9486LE328958        RS         CL         LA         98050472935
11M811        TRAILER        IN        90        STK        1S12E9488LE328959        BH         CO         CO         98050472944
11M812        TRAILER        IN        90        STK        1S12E9484LE328960        BH         CO         CO         98050472953
11M813        TRAILER        IN        90        STK        1S12E9486LE328961        BH         CO         CO         98050472961
11M814        TRAILER        IN        90        STK        1S12E9488LE328962        RS         CL         LA         98050472967
11M815        TRAILER        IN        90        STK        1S12E948XLE328963        RS         CL         LA         98050472972
11M816        TRAILER        IN        90        STK        1S12E9481LE328964        BH         CO         CO         98050472980
11M817        TRAILER        IN        90        STK        1S12E9483LE328965        BH         CO         CO         98050472984
11M818        TRAILER        IN        90        STK        1S12E9485LE328966        BH         CO         CO         98050472992
11M819        TRAILER        IN        90        STK        1S12E9487LE328967        BH         CO         CO         98050473012
11M820        TRAILER        IN        90        STK        1S12E9489LE328968        RS         CO         CO         98050473080
11M821        TRAILER        IN        90        STK        1S12E9480LE328969        BH         CO         CO         98050473092
11M822        TRAILER        IN        90        STK        1S12E9487LE328970        BH         CO         CO         98050473101
11M825        TRAILER        IN        90        STK        1S12E9482LE328973        BH         CO         CO         98050473114
11M826        TRAILER        IN        90        STK        1S12E9484LE328974        BH         CO         CO         98050473126
11M827        TRAILER        IN        90        STK        1S12E9486LE328975        BH         CO         CO         98050473135
11M829        TRAILER        IN        90        STK        1S12E948XLE328977        BH         CO         CO         98050473144
11M830        TRAILER        IN        90        STK        1S12E9481LE328978        BH         CO         CO         98050473152
11M831        TRAILER        IN        90        STK        1S12E9483LE328979        BH         CO         CO         98050473161
11M833        TRAILER        IN        90        STK        1S12E9481LE328981        BH         CO         CO         98050473170
11M834        TRAILER        IN        90        STK        1S12E9483LE328982        RS         CL         LA         98050473180
11M835        TRAILER        IN        90        STK        1S12E9485LE328983        BH         CO         CO         98050473189
11M836        TRAILER        IN        90        STK        1S12E9487LE328984        BH         CO         CO         98050473201
11M838        TRAILER        IN        90        STK        1S12E9480LE328986        BH         CO         CO         98050473206
11M839        TRAILER        IN        90        STK        1S12E9482LE328987        BH         CO         CO         98050473215
11M841        TRAILER        IN        90        STK        1S12E9486LE328989        BH         CO         CO         98050473224
11M842        TRAILER        IN        90        STK        1S12E9482LE328990        BH         CO         CO         98050473234
11M844        TRAILER        IN        90        STK        1S12E9486LE328992        RS         CO         CO         98050473241
11M845        TRAILER        IN        90        STK        1S12E9488LE328993        BH         CO         CO         98050473245
11M846        TRAILER        IN        90        STK        1S12E948XLE328994        BH         CO         CO         98050473251
11M847        TRAILER        IN        90        STK        1S12E9481LE328995        RS         CL         LA         98050473260
11M850        TRAILER        IN        90        STK        1S12E9487LE328998        RS         CL         LA         98050473269
11M851        TRAILER        IN        90        STK        1S12E9489LE328999        BH         CO         CO         98050473276
11M852        TRAILER        IN        90        STK        1S12E948XLE329000        BH         CO         CO         98050473285
11M853        TRAILER        IN        90        STK        1S12E9481LE329001        FD         TR         TG         98050473293
11M854        TRAILER        IN        90        STK        1S12E9483LE329002        RS         CL         LA         98050473301
11M855        TRAILER        IN        90        STK        1S12E9485LE329003        BH         CO         CO         98050473308
11M856        TRAILER        IN        90        STK        1S12E9487LE329004        HV         CO         CO         98050473312
110004        TRAILER        IN        78        KTY                    57197        RS         CL         LA         98050473319
110005        TRAILER        IN        78        KTY                    57198        RS         CO         CO         98050473323
110007        TRAILER        IN        78        KTY                    57200        RS         CO         CO         98050473330
110013        TRAILER        IN        85        KTY        1KKVE4827FL070452        RS         CO         CO         98050473747


             LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                         LIC                    SERIAL                                         TITLE
UNIT         TYPE        ST      YR    MAKE     NUMBER                  DIV     SUB    FC      NUMBER
----         ----        ---     --    ----     ------                  ---     ---    --      ------
110025       TRAILER     IN      78    KTY                  57366       RS      CO     CO      98050473749
110026       TRAILER     IN      78    KTY                  57367       RS      CL     LA      98050473750
110028       TRAILER     IN      78    KTY                  57369       RS      CO     CO      98050473753
110030       TRAILER     IN      78    KTY                  57371       RS      CO     CO      98050473756
110033       TRAILER     IN      78    KTY                  57374       HV      CL     LA      98050473765
110244       TRAILER     IN      79    KTY                  56986       RS      CO     CO      98050473786
110619       TRAILER     IN      79    KTY                  57762       RS      CO     CO      98050473788
110624       TRAILER     IN      79    KTY                  57767       RS      CO     CO      98050472443
110628       TRAILER     IN      79    KTY                  57771       RS      CO     CO      98050472459
110629       TRAILER     IN      79    KTY                  57772       RS      CO     CO      98050472476
110632       TRAILER     IN      79    KTY                  57775       RS      CO     CO      98050472499
110634       TRAILER     IN      79    KTY                  57777       RS      CO     CO      98050472531
110636       TRAILER     IN      79    KTY                  57779       RS      CO     CO      98050472549
110637       TRAILER     IN      79    KTY                  57780       RS      CO     CO      98050472567
110722       TRAILER     IN      79    KTY                  58457       RS      CO     CO      98050472582
110803       TRAILER     IN      79    KTY                  59428       RS      CO     CO      98050472598
110807       TRAILER     IN      79    KTY                  59432       RS      CO     CO      98050472613
110810       TRAILER     IN      79    KTY                  59435       RS      CO     CO      98050472637
110818       TRAILER     IN      79    KTY                  59443       RS      CO     CO      98050472652
110973       TRAILER     IN      88    KTY      1KKVE4720JL081724       HV      CO     CO      98050472673
110975       TRAILER     IN      88    KTY      1KKVE4722JL081725       HV      CO     CO      98050472691
110976       TRAILER     IN      88    KTY      1KKVE4724JL081726       HV      CO     CO      98050472707
110977       TRAILER     IN      88    KTY      1KKVE4726JL081727       HV      CL     LA      98050472722
110978       TRAILER     IN      88    KTY      1KKVE4728JL081728       HV      CO     CO      98050472736
110980       TRAILER     IN      88    KTY      1KKVE472XJL081729       HV      CO     CO      98050472747
110981       TRAILER     IN      88    KTY      1KKVE4726JL081730       HV      CO     CO      98050472764
110982       TRAILER     IN      88    KTY      1KKVE4728JL081731       HV      DC     12      98050472777
110984       TRAILER     IN      88    KTY      1KKVE472XJL081732       HV      CO     CO      98050472788
110989       TRAILER     IN      88    KTY      1KKVE4723JL081734       HV      CO     CO      98050472801
110992       TRAILER     IN      88    KTY      1KKVE4727JL081736       HV      CO     CO      98050472813
110995       TRAILER     IN      88    KTY      1KKVE4729JL081737       HV      CL     LA      98050472828
111000       TRAILER     IN      88    KTY      1KKVE4722JL081739       HV      CO     CO      98050472839
111001       TRAILER     IN      88    KTY      1KKVE4729JL081740       HV      CO     CO      98050472853
111002       TRAILER     IN      88    KTY      1KKVE4720JL081741       HV      CO     CO      98050472862
111003       TRAILER     IN      88    KTY      1KKVE4722JL081742       HV      CL     LA      98050472874
111007       TRAILER     IN      88    KTY      1KKVE4728JL081745       HV      CO     CO      98050472881
111008       TRAILER     IN      88    KTY      1KKVE472XJL081746       HV      CO     CO      98050472891
111009       TRAILER     IN      88    KTY      1KKVE4721JL081747       HV      CO     CO      98050472902
111011       TRAILER     IN      88    KTY      1KKVE4723JL081748       HV      CO     CO      98050472913
111012       TRAILER     IN      88    KTY      1KKVE4725JL081749       HV      CO     CO      98050472927
111014       TRAILER     IN      88    KTY      1KKVE4721JL081750       HV      CO     CO      98050472934
111015       TRAILER     IN      88    KTY      1KKVE4723JL081751       HV      CO     CO      98050472943
111016       TRAILER     IN      88    KTY      1KKVE4725JL081752       HV      CO     CO      98050472951
111018       TRAILER     IN      88    KTY      1KKVE4727JL081753       HV      CO     CO      98050472957
111022       TRAILER     IN      88    KTY      1KKVE4729JL081754       HV      DC     12      98050472966
111024       TRAILER     IN      88    KTY      1KKVE4720JL081755       HV      CO     CO      98050472976
111025       TRAILER     IN      88    KTY      1KKVE4722JL081756       HV      CO     CO      98050472982
111026       TRAILER     IN      88    KTY      1KKVE4724JL081757       HV      CO     CO      98050472990
111027       TRAILER     IN      88    KTY      1KKVE4726JL081758       HV      CO     CO      98050472998
111030       TRAILER     IN      88    KTY      1KKVE4728JL081759       HV      CL     LA      98050473023


LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT               TYPE      ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----               ----      --        --        ----       ------                   ---        ---        --         ------
111031             TRAILER   IN        88        KTY        1KKVE4724JL081760        HV         CO         CO         98050473031
111036             TRAILER   IN        88        KTY        1KKVE4728JL081762        HV         CO         CO         98050473039
111037             TRAILER   IN        88        KTY        1KKVE472XJL081763        HV         CO         CO         98050473049
111039             TRAILER   IN        88        KTY        1KKVE4721JL081764        HV         CO         CO         98050473059
111043             TRAILER   IN        88        KTY        1KKVE4725JL081766        RS         CL         LA         98050473070
111045             TRAILER   IN        88        KTY        1KKVE4727JL081767        HV         CO         CO         98050472570
111050             TRAILER   IN        88        KTY        1KKVE4720JL081769        HV         CO         CO         98050472591
111051             TRAILER   IN        88        KTY        1KKVE4727JL081770        HV         CO         CO         98050472604
111052             TRAILER   IN        88        KTY        1KKVE4729JL081771        HV         CO         CO         98050472616
111053             TRAILER   IN        88        KTY        1KKVE4720JL081772        HV         CO         CO         98050472633
111055             TRAILER   IN        88        KTY        1KKVE4722JL081773        HV         CO         CO         98050472641
111057             TRAILER   IN        88        KTY        1KKVE4724JL081774        HV         CO         CO         98050472656
111058             TRAILER   IN        88        KTY        1KKVE4726JL081775        HV         CO         CO         98050472667
111059             TRAILER   IN        88        KTY        1KKVE4728JL081776        HV         CO         CO         98050472680
111060             TRAILER   IN        88        KTY        1KKVE472XJL081777        HV         CO         CO         98050472685
111061             TRAILER   IN        88        KTY        1KKVE4721JL081778        HV         CO         CO         98050472696
111062             TRAILER   IN        88        KTY        1KKVE4723JL081779        HV         CO         CO         98050472708
111064             TRAILER   IN        88        KTY        1KKVE472XJL081780        HV         AG         LF         98050472718
111065             TRAILER   IN        88        KTY        1KKVE4721JL081781        HV         CO         CO         98050472731
111067             TRAILER   IN        88        KTY        1KKVE4725JL081783        HV         CO         CO         98050472739
111068             TRAILER   IN        88        KTY        1KKVE4727JL081784        HV         CO         CO         98050472746
111069             TRAILER   IN        88        KTY        1KKVE4729JL081785        HV         CO         CO         98050472757
111070             TRAILER   IN        88        KTY        1KKVE4720JL081786        HV         CO         CO         98050472767
111073             TRAILER   IN        88        KTY        1KKVE4724JL081788        HV         CO         CO         98050472778
111074             TRAILER   IN        88        KTY        1KKVE4726JL081789        HV         CO         CO         98050472787
111075             TRAILER   IN        88        KTY        1KKVE4722JL081790        HV         CO         CO         98050472798
111076             TRAILER   IN        88        KTY        1KKVE4724JL081791        HV         CO         CO         98050472816
111077             TRAILER   IN        88        KTY        1KKVE4726JL081792        HV         OC         12         98050472825
111079             TRAILER   IN        88        KTY        1KKVE4728JL081793        HV         CO         CO         98050472836
111080             TRAILER   IN        88        KTY        1KKVE472XJL081794        HV         CO         CO         98050472847
111083             TRAILER   IN        88        KTY        1KKVE4721JL081795        HV         CO         CO         98050472856
111084             TRAILER   IN        88        KTY        1KKVE4723JL081796        HV         CO         CO         98050472864
111089             TRAILER   IN        88        KTY        1KKVE4729JL081799        HV         CL         LA         98050472883
111090             TRAILER   IN        88        KTY        1KKVE4721JL081800        HV         CO         CO         98050472892
111092             TRAILER   IN        88        KTY        1KKVE4725JL081802        HV         CO         CO         98050472900
111093             TRAILER   IN        88        KTY        1KKVE4727JL081803        HV         CO         CO         98050472906
111094             TRAILER   IN        88        KTY        1KKVE4729JL081804        HV         CO         CO         98050472915
111095             TRAILER   IN        88        KTY        1KKVE4720JL081805        HV         CL         LA         98050472924
111096             TRAILER   IN        88        KTY        1KKVE4722JL081806        HV         CO         CO         98050472930
111104             TRAILER   IN        88        KTY        1KKVE4728JL081809        HV         CO         CO         98050472960
111105             TRAILER   IN        88        KTY        1KKVE4724JL081810        RS         CL         LA         98050472948
111107             TRAILER   IN        88        KTY        1KKVE4728JL081812        HV         CO         CO         98050472970
111108             TRAILER   IN        88        KTY        1KKVE472XJL081813        HV         CO         CO         98050472978
111109             TRAILER   IN        88        KTY        1KKVR4524JL082480        HV         OC         12         98050472987
111112             TRAILER   IN        88        KTY        1KKVR4526JL082481        HV         CO         CO         98050472993
111117             TRAILER   IN        88        KTY        1KKVR452XJL082483        HV         CO         CO         98050473030
111119             TRAILER   IN        88        KTY        1KKVR4521JL082484        HV         CO         CO         98050473038
111220             TRAILER   IN        88        KTY        1KKVR4523JL082485        HV         CO         CO         98050473043
111212             TRAILER   IN        79        KTY                    59731        RS         CO         CO         98050473062
111213             TRAILER   IN        79        KTY                   059732        RS         CO         CO         98050473066



LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           ---       --        ----       ------                   ---        ---        --         ------
111214        TRAILER        IN        79        KTY                    59733        RS         CO         CO         98050473073
111215        TRAILER        IN        79        KTY                    59734        RS         CO         CO         98050473081
111216        TRAILER        IN        79        KTY                    59735        RS         CO         CO         98050473089
111217        TRAILER        IN        79        KTY                    59736        RS         CO         CO         98050472501
111218        TRAILER        IN        79        KTY                    59737        RS         CO         CO         98050472512
111219        TRAILER        IN        79        KTY                    59738        RS         CO         CO         98050472520
111220        TRAILER        IN        79        KTY                    59739        RS         CO         CO         98050472524
111224        TRAILER        IN        79        KTY                    59743        RS         CO         CO         98050472530
111227        TRAILER        IN        79        KTY                    59716        RS         CL         LA         98050472546
111236        TRAILER        IN        79        KTY                    59725        RS         CO         CO         98050472560
111242        TRAILER        IN        79        KTY                    59729        RS         CO         CO         98050472577
111304        TRAILER        IN        85        GTD        1GRDM9629FM104707        RS         CL         LA         98050472593
111305        TRAILER        IN        85        GTD        1GRDM962XFM104702        RS         CL         LA         98050472602
111306        TRAILER        IN        85        GTD        1GRDM9629FM094003        RS         CO         CO         98050472612
111307        TRAILER        IN        85        GTD        1GRDM9620FM104708        RS         CO         CO         98050472618
111308        TRAILER        IN        80        KTY                    60158        RS         CO         CO         98050472625
111309        TRAILER        IN        80        KTY                    60159        RS         CL         LA         98050472632
111311        TRAILER        IN        80        KTY                    60161        RS         CL         LA         98050472639
111312        TRAILER        IN        80        KTY                    60162        RS         CO         CO         98050472647
111313        TRAILER        IN        80        KTY                    60163        RS         CO         CO         98050472653
111314        TRAILER        IN        85        GTD        1GRDM9625FM094001        RS         CL         LA         98050472660
111316        TRAILER        IN        80        KTY                    60165        RS         CL         LA         98050472669
111318        TRAILER        IN        80        KTY                    60167        RS         CO         CO         98050472676
111319        TRAILER        IN        80        KTY                    60168        RS         CL         LA         98050472682
111321        TRAILER        IN        85        GTD        1GRDM9621FM104703        RS         CL         LA         98050472698
111327        TRAILER        IN        80        KTY                    60175        RS         CO         CO         98050472726
111330        TRAILER        IN        80        KTY                    60178        RS         CO         CO         98050472732
111331        TRAILER        IN        80        KTY                    60179        RS         CO         CO         98050472742
111332        TRAILER        IN        80        KTY                   060180        RS         CO         CO         98050472750
111333        TRAILER        IN        80        KTY                    60181        RS         CO         CO         98050473945
111334        TRAILER        IN        80        KTY                    60182        RS         CO         CO         98050472766
111335        TRAILER        IN        80        KTY                    60183        RS         CO         CO         98050472775
111336        TRAILER        IN        80        KTY                    60184        RS         CO         CO         98050472786
111337        TRAILER        IN        80        KTY                    60185        RS         CO         CO         98050472793
111338        TRAILER        IN        80        KTY                    60186        RS         CO         CO         98050472796
111340        TRAILER        IN        85        GTD        1GRDM9627FM094002        RS         CL         LA         98050472807
111341        TRAILER        IN        80        KTY                    60188        RS         CO         CO         98050472817
111342        TRAILER        IN        80        KTY                    60189        RS         CL         LA         98050472822
111343        TRAILER        IN        80        KTY                    60190        RS         CO         CO         98050472829
111344        TRAILER        IN        85        GTD        1GRDM9623FM104704        RS         CL         LA         98050472838
111346        TRAILER        IN        80        KTY                    60191        RS         CO         CO         98050472846
111349        TRAILER        IN        80        KTY                    60194        RS         CO         CO         98050472852
111350        TRAILER        IN        80        KTY                    60195        RS         CO         CO         98050472859
111351        TRAILER        IN        80        KTY                    60196        RS         CO         CO         98050472866
111352        TRAILER        IN        80        KTY                    60197        RS         CO         CO         98050472871
111353        TRAILER        IN        80        KTY                    60198        RS         CO         CO         98050472094
111355        TRAILER        IN        80        KTY                    60200        RS         CO         CO         98050472099
111356        TRAILER        IN        80        KTY                    60201        RS         CL         LA         98050472104
111358        TRAILER        IN        80        KTY                    60203        FD         TR         TG         98050472110
111360        TRAILER        IN        80        KTY                    60205        RS         CO         CO         98050472116

LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                   LIC                              SERIAL                                         TITLE
 UNIT    TYPE      ST          YR      MAKE         NUMBER             DIV        SUB      FC     NUMBER
------  -------  --------   --------   ----  ---------------------   --------   --------   ---  -----------
111361  TRAILER     IN         80      KTY                   60206      RS         CO      CO   98050472121
111362  TRAILER     IN         80      KTY                   60207      RS         CO      CO   98050472127
111394  TRAILER     IN         85      GTO       1GRDM9628FM104701      RS         CO      CO   98050472334
111973  TRAILER     IN         85      STM       2S9FV4825FB015004      HV         CO      CO   98050472346
111978  TRAILER     IN         85      STM       2S9FV4822F8015008      FD         TR      TG   98050472355
111981  TRAILER     IN         68      KTY                   35654      FS         SL      TP   98050472369
111987  TRAILER     IN         86      MON       2M9V72438G1005167      FD         TR      TG   98050472363
111988  TRAILER     IN         86      MON       2M9V72431G1005110      FD         TR      TG   98050472377
111990  TRAILER     IN         85      STM       2S9FV4821FB015002      HV         CO      CO   98050472382
111991  TRAILER     IN         85      STM       2S9FV4824FB015009      FD         TR      TG   98050472390
112011  TRAILER     IN         86      MON       2M9V72431G1005107      FD         TR      TG   98050142079
112012  TRAILER     IN         85      MON       2M9V72437F1005157      FD         TR      TG   98050472403
112477  TRAILER     IN         70      KTY                   38271      RS         CL      LA   98050472411
112484  TRAILER     IN         70      KTY                   38278      FD         TR      LD   98050472417
112520  TRAILER     IN         70      KTY                   38314      RS         CO      CO   98050472445
112836  TRAILER     IN         80      KTY                   61044      RS         CO      CO   98050472276
112837  TRAILER     IN         80      KTY                   61045      RS         CO      CO   98050472460
112856  TRAILER     IN         80      KTY                   61050      RS         CO      CO   98050472482
112859  TRAILER     IN         80      KTY                   61053      RS         CO      CO   98050472488
112860  TRAILER     IN         80      KTY                   61054      RS         CO      CO   98050472491
112863  TRAILER     IN         80      KTY                   61057      RS         CO      CO   98050472497
112872  TRAILER     IN         80      KTY                   61062      RS         CO      CO   98050472529
112875  TRAILER     IN         80      KTY                   61064      RS         CO      CO   98050472536
112893  TRAILER     IN         80      KTY                   61071      RS         CO      CO   98050472548
112900  TRAILER     IN         80      KTY                   61072      RS         CO      CO   98050472553
112902  TRAILER     IN         80      KTY                   61073      RS         CO      CO   98050472559
112903  TRAILER     IN         80      KTY                   61074      RS         CL      LA   98050472566
112914  TRAILER     IN         80      KTY                   61079      RS         CO      CO   98050472575
112918  TRAILER     IN         80      KTY                   61082      RS         CL      LA   98050472615
112921  TRAILER     IN         80      KTY                   61084      RS         CO      CO   98050472588
112925  TRAILER     IN         80      KTY                   61087      RS         CO      CO   80184045055
112927  TRAILER     IN         80      KTY                   61089      RS         CO      CO   98050472601
112929  TRAILER     IN         80      KTY                   61090      RS         CL      LA   98050472606
112931  TRAILER     IN         80      KTY                   61092      RS         CO      CO   98050472626
112932  TRAILER     IN         80      KTY                   61093      RS         CL      LA   98050472630
112933  TRAILER     IN         80      KTY                   61094      RS         CL      LA   98050472638
112943  TRAILER     IN         80      KTY                   61100      RS         CL      LA   98050472644
112944  TRAILER     IN         80      KTY                   61101      RS         CO      CO   98050472661
112948  TRAILER     IN         80      KTY                   61104      RS         CO      CO   98050472651
112965  TRAILER     IN         80      KTY                   61109      RS         CO      CO   98050472670
112970  TRAILER     IN         80      KTY                   61113      RS         CO      CO   98050472677
112972  TRAILER     IN         80      KTY                   61114      RS         CL      LA   98050472684
112973  TRAILER     IN         80      KTY                   61115      RS         CO      CO   98050472689
112974  TRAILER     IN         80      KTY                   61116      RS         CO      CO   98050472694
112975  TRAILER     IN         80      KTY                   61117      RS         CL      LA   98050472700
112976  TRAILER     IN         80      KTY                   61118      RS         CL      LA   98050472706
112979  TRAILER     IN         80      KTY                   61120      RS         CO      CO   98050472712
112981  TRAILER     IN         80      KTY                   61122      RS         CO      CO   98050472719
112982  TRAILER     IN         80      KTY                   61123      RS         CO      CO   98050472724
119284  TRAILER     IN         80      KTY                   61124      RS         CO      CO   98050472733

LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                   LIC                              SERIAL                                         TITLE
 UNIT    TYPE       ST         YR      MAKE         NUMBER             DIV        SUB      FC     NUMBER
------  -------  --------   --------   ----  ---------------------   --------   --------   ---  -----------
112991  TRAILER     IN         80      KTY                   61127      RS         CO      CO   98050472737
112992  TRAILER     IN         80      KTY                   61128      RS         CO      CO   98050472745
112993  TRAILER     IN         80      KTY                   61129      RS         CO      CO   98050472752
112995  TRAILER     IN         80      KTY                   61130      RS         CL      LA   98050472758
113002  TRAILER     IN         80      KTY                   61133      RS         CO      CO   98050472765
113003  TRAILER     IN         80      KTY                   61134      RS         CO      CO   98050472770
113009  TRAILER     IN         80      KTY                   61136      RS         CL      LA   98050472776
113016  TRAILER     IN         80      KTY                   61139      RS         CL      LA   98050472782
113017  TRAILER     IN         80      KTY                   61140      RS         CL      LA   98050472792
113018  TRAILER     IN         80      KTY                   61141      RS         CL      LA   98050472797
113021  TRAILER     IN         80      KTY                   61144      RS         CL      LA   98050472809
113028  TRAILER     IN         80      KTY                   61148      RS         CO      CO   98050472815
113031  TRAILER     IN         80      KTY                   61151      RS         CL      LA   98050472821
113033  TRAILER     IN         80      KTY                   61152      RS         CL      LA   98050472827
113035  TRAILER     IN         80      KTY                   61153      RS         CO      CO   98050472831
113038  TRAILER     IN         80      KTY                   61154      HV         DC      02   98050472840
113068  TRAILER     IN         80      KTY                   61161      RS         CL      LA   98050472845
113167  TRAILER     IN         86      MON       2M9V72438G1005170      FD         TR      TG   98050472867
113169  TRAILER     IN         86      MON       2M9V72438G1005220      FD         TR      TG   98050472880
113172  TRAILER     IN         86      MON       2M9V72435G1005109      FD         TR      TG   98050472901
113174  TRAILER     IN         85      MON       2M9V72435F1005111      FD         TR      TG   98050472914
113245  TRAILER     IN         72      KTY                   43362      FS         SL      TP   98050472941
113316  TRAILER     IN         85      STM       2S9FV4828FB015224      RS         CO      CO   98050472985
113451  TRAILER     IN         80      KTY                   61174      RS         CL      LA   98050472991
113470  TRAILER     IN         80      KTY                   61742      RS         CO      CO   98050472999
113500  TRAILER     IN         80      KTY                   61755      FD         TR      TG   98050473017
114087  TRAILER     IN         93      KTY       1KKVE4822PL094451      RS         CO      CO   98050473042
114088  TRAILER     IN         93      KTY       1KKVE4824PL094452      RS         CO      CO   98050473044
114090  TRAILER     IN         93      KTY       1KKVE4826PL094453      RS         CO      CO   98050473050
114362  TRAILER     IN         81      KTY       1KKVR3021BL001552      HV         CO      CO   98050473063
114391  TRAILER     IN         81      KTY       1KKVE4226BL000671      RS         CO      CO   98050473071
114438  TRAILER     IN         81      KTY       1KKVE4521BL000766      RS         CO      CO   98050473106
114439  TRAILER     IN         81      KTY       1KKVE4523BL000767      RS         CL      LA   98050473111
114442  TRAILER     IN         81      KTY       1KKVE4529BL000773      RS         CO      CO   98050473119
114443  TRAILER     IN         81      KTY       1KKVE4520BL000774      RS         CO      CO   98050473124
114515  TRAILER     IN         93      FRU       1H2V0281XPB013004      HV         DC      09   98050473133
114517  TRAILER     IN         93      FRU       1H2V02816PB013002      HV         DC      09   98050473138
114518  TRAILER     IN         93      FRU       1H2V02814PB013001      HV         DC      09   98050473142
114523  TRAILER     IN         93      FRU       1H2V02818PB013003      HV         DC      08   98050473146
114679  TRAILER     IN         94      KTY       1KKVE281XRL098715      HV         CO      CO   98050473153
114680  TRAILER     IN         94      KTY       1KKVE2811RL098716      HV         CO      CO   98050473156
114723  TRAILER     IN         81      KTY       1KKVE4227BL001571      RS         CL      LA   98050473163
114729  TRAILER     IN         81      KTY       1KKVE4228BL001577      RS         CL      LA   98050473168
114739  TRAILER     IN         81      KTY       1KKVE4527BL001596      HV         CO      CO   98050473174
114771  TRAILER     IN         82      KTY       1KKVE4528CL000118      RS         CO      CO   98050473176
114773  TRAILER     IN         82      KTY       1KKVE4528CL000121      RS         CO      CO   98050473183
114774  TRAILER     IN         82      KTY       1KKVE4523CL000124      RS         CO      CO   98050473186
114776  TRAILER     IN         82      KTY       1KKVE4525CL000125      RS         CO      CO   98050473193
114787  TRAILER     IN         82      KTY       1KKVE4524CL000133      RS         CO      CO   98050473197
114798  TRAILER     IN         82      KTY       1KKVE4523CL000138      RS         CO      CO   98050473202

LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99


                   LIC                              SERIAL                                         TITLE
 UNIT    TYPE       ST         YR      MAKE         NUMBER             DIV        SUB      FC     NUMBER
------  -------  --------   --------   ----  ---------------------   --------   --------   ---  -----------
114807  TRAILER     IN         82      KTY       1KKVE4521CL000140      RS         CO      CO   98050473209
114813  TRAILER     IN         82      KTY       1KKVE4527CL000143      FD         TR      LD   98050473217
114814  TRAILER     IN         82      KTY       1KKVE4529CL000144      RS         CO      CO   98050473223
114817  TRAILER     IN         82      KTY       1KKVE4524CL000147      RS         CO      CO   98050473227
114819  TRAILER     IN         82      KTY       1KKVE4528CL000149      RS         CO      CO   98050473231
114822  TRAILER     IN         82      KTY       1KKVE4528CL000152      RS         CO      CO   98050473237
115182  TRAILER     IN         82      KTY       1KKVE4529CL000306      HV         CO      CO   98050473246
115186  TRAILER     IN         73      KTY                  045186      RS         CO      CO   98050473252
115447  TRAILER     IN         82      KTY       1KKVE4522CL000387      RS         CL      LA   98050473087
115453  TRAILER     IN         82      KTY       1KKVE4522CL000390      RS         CO      CO   98050473097
115457  TRAILER     IN         82      KTY       1KKVE4524CL000391      RS         CL      LA   98050473104
115462  TRAILER     IN         82      KTY       1KKVE4528CL000393      RS         CO      CO   98050473113
115466  TRAILER     IN         82      KTY       1KKVE452XCL000394      RS         CO      CO   98050473123
115467  TRAILER     IN         82      KTY       1KKVE4521CL000395      RS         CO      CO   98050473137
115472  TRAILER     IN         82      KTY       1KKVE4529CL000399      RS         CO      CO   98050473259
115475  TRAILER     IN         82      KTY       1KKVE4523CL000401      RS         CO      CO   98050473264
115477  TRAILER     IN         82      KTY       1KKVE4527CL000403      RS         CO      CO   98050473270
115478  TRAILER     IN         82      KTY       1KKVE4520CL000405      RS         CO      CO   98050473279
115479  TRAILER     IN         82      KTY       1KKVE4522CL000406      RS         CO      CO   98050473282
115482  TRAILER     IN         82      KTY       1KKVE4526CL000408      RS         CL      LA   98050473288
115487  TRAILER     IN         82      KTY       1KKVE4524CL000410      RS         CO      CO   98050473278
115490  TRAILER     IN         82      KTY       1KKVE4528CL000412      RS         CO      CO   98050473286
115496  TRAILER     IN         82      KTY       1KKVE4521CL000414      RS         CL      LA   98050473297
115498  TRAILER     IN         82      KTY       1KKVE4525CL000416      RS         CO      CO   98050473298
115499  TRAILER     IN         82      KTY       1KKVE4527CL000417      RS         CL      LA   98050473303
115500  TRAILER     IN         82      KTY       1KKVE4529CL000418      RS         CL      LA   98050473306
115501  TRAILER     IN         82      KTY       1KKVE4520CL000419      RS         CO      CO   98050473313
115502  TRAILER     IN         82      KTY       1KKVE4527CL000420      RS         CO      CO   98050473764
115503  TRAILER     IN         82      KTY       1KKVE4529CL000421      RS         CL      LA   98050473768
115504  TRAILER     IN         82      KTY       1KKVE4520CL000422      RS         CO      CO   98050473771
115505  TRAILER     IN         82      KTY       1KKVE4522CL000423      RS         CO      CO   98050473774
115510  TRAILER     IN         82      KTY       1KKVE4526CL000425      RS         CO      CO   98050473776
115529  TRAILER     IN         82      KTY       1KKVE452XCL000430      RS         CO      CO   98050473782
115534  TRAILER     IN         82      KTY       1KKVE4521CL000431      RS         CO      CO   98050473852
115536  TRAILER     IN         82      KTY       1KKVE4523CL000432      RS         CL      LA   98050473853
115537  TRAILER     IN         82      KTY       1KKVE4525CL000433      RS         CO      CO   98050473855
115540  TRAILER     IN         82      KTY       1KKVE4520CL000436      RS         CO      CO   98050473856
115542  TRAILER     IN         82      KTY       1KKVE4524CL000438      RS         CO      CO   98050473858
115543  TRAILER     IN         82      KTY       1KKVE4526CL000439      RS         CO      CO   98050473859
115545  TRAILER     IN         82      KTY       1KKVE4524CL000441      RS         CO      CO   98050473861
115547  TRAILER     IN         82      KTY       1KKVE4528CL000443      RS         CL      LA   98050473863
115549  TRAILER     IN         82      KTY       1KKVE4521CL000445      RS         CO      CO   98050473865
115550  TRAILER     IN         82      KTY       1KKVE4523CL000446      RS         CO      CO   98050142082
115552  TRAILER     IN         82      KTY       1KKVE4527CL000448      RS         CO      CO   98050473866
115553  TRAILER     IN         82      KTY       1KKVE2620CL000651      MV         CO      CO   98050473868
115831  TRAILER     IN         73      KTY                   46247      RS         CL      LA   98050473870
115923  TRAILER     IN         82      KTY       1KKVE452XCL001142      RS         CO      CO   98050473871
115926  TRAILER     IN         82      KTY       1KKVE4521CL001143      RS         CO      CO   98050473872
115927  TRAILER     IN         82      KTY       1KKVE4523CL001144      RS         CO      CO   98050473873
115928  TRAILER     IN         82      KTY       1KKVE4525CL001145      RS         CL      LA   98050473874

        LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99



                   LIC                              SERIAL                                         TITLE
 UNIT    TYPE       ST         YR      MAKE         NUMBER             DIV        SUB      FC     NUMBER
------  -------  --------   --------   ----  ---------------------   --------   --------   ---  -----------
115929  TRAILER     IN         82      KTY       1KKVE4529CL001147      RS         CO      CO   98050473875
115934  TRAILER     IN         82      KTY       1KKVE4522CL001152      RS         CO      CO   98050473876
115935  TRAILER     IN         82      KTY       1KKVE4528CL001155      RS         CO      CO   98050473877
115945  TRAILER     IN         82      KTY       1KKVE4521CL001157      RS         CO      CO   98050473878
115950  TRAILER     IN         82      KTY       1KKVE4523CL001158      RS         CO      CO   98050473879
115954  TRAILER     IN         82      KTY       1KKVE4525CL001162      RS         CO      CO   98050473880
115960  TRAILER     IN         82      KTY       1KKVE4529CL001164      RS         CO      CO   98050473881
115963  TRAILER     IN         82      KTY       1KKVE4520CL001165      RS         CO      CO   98050473882
115964  TRAILER     IN         82      KTY       1KKVE4522CL001166      RS         CO      CO   98050473150
115966  TRAILER     IN         82      KTY       1KKVE4524CL001170      RS         CO      CO   98050473158
115967  TRAILER     IN         82      KTY       1KKVE4526CL001171      RS         CO      CO   98050473167
115969  TRAILER     IN         82      KTY       1KKVE452XCL001173      RS         CO      CO   98050473182
115971  TRAILER     IN         82      KTY       1KKVE4523CL001175      RS         CO      CO   98050473200
115972  TRAILER     IN         82      KTY       1KKVE4529CL001178      RS         CO      CO   98050473210
115973  TRAILER     IN         82      KTY       1KKVE4520CL001179      RS         CO      CO   98050473222
115979  TRAILER     IN         82      KTY       1KKVE4520CL001182      RS         CO      CO   98050473232
115980  TRAILER     IN         82      KTY       1KKVE4522CL001183      RS         CO      CO   98050473250
115981  TRAILER     IN         82      KTY       1KKVE4528CL001186      RS         CO      CO   98050473277
115982  TRAILER     IN         82      KTY       1KKVE452XCL001187      RS         CO      CO   98050473295
115985  TRAILER     IN         82      KTY       1KKVE452XCL001190      RS         CO      CO   98050473694
115987  TRAILER     IN         82      KTY       1KKVE4521CL001191      RS         CO      CO   98050473696
115989  TRAILER     IN         82      KTY       1KKVE4529CL001195      RS         CL      LA   98050473698
115992  TRAILER     IN         82      KTY       1KKVE4520CL001196      RS         CL      LA   98050473700
115993  TRAILER     IN         82      KTY       1KKVE4522CL001197      RS         CO      CO   98050473702
115998  TRAILER     IN         82      KTY       1KKVE4527CL001258      RS         CO      CO   98050473703
116130  TRAILER     IN         83      KTY       1KKVR4526DL000091      HV         CO      CO   98050473709
116182  TRAILER     IN         74      KTY                   48439      RS         CO      CO   98050473711
116232  TRAILER     IN         83      KTY       1KKVE2628DL000267      HV         CO      CO   98050473713
116233  TRAILER     IN         83      KTY       1KKVE4528DL000265      HV         CO      CO   98050473714
116234  TRAILER     IN         83      KTY       1KKVE452XDL000266      HV         CL      LA   98050473752
116435  TRAILER     IN         74      KTY                   48508      RS         CO      CO   98050473761
116548  TRAILER     IN         97      STK       1S12E9539VE421284      HV         CO      CO   98050473716
116549  TRAILER     IN         97      STK       1S12E9530VE421285      HV         CO      CO   98050473717
116550  TRAILER     IN         97      STK       1S12E9532VE421286      HV         CO      CO   98050473718
116551  TRAILER     IN         97      STK       1S12E9534VE421287      HV         CO      CO   98050473719
116552  TRAILER     IN         97      STK       1S12E9536VE421288      HV         CO      CO   98050473720
116553  TRAILER     IN         97      STK       1S12E9538VE421289      HV         CO      CO   98050473723
116554  TRAILER     IN         97      STK       1S12E9534VE421290      HV         CO      CO   98050473725
116555  TRAILER     IN         97      STK       1S12E9536VE421291      HV         CO      CO   98050473727
116556  TRAILER     IN         97      STK       1S12E9538VE421292      HV         CO      CO   98050473729
116557  TRAILER     IN         97      STK       1S12E953XVE421293      HV         CO      CO   98050473731
116558  TRAILER     IN         97      STK       1S12E9531VE421294      HV         CO      CO   98050473733
116559  TRAILER     IN         97      STK       1S12E9533VE421295      HV         CO      CO   98050473735
116560  TRAILER     IN         97      STK       1S12E9535VE421296      HV         CO      CO   98050473737
116561  TRAILER     IN         97      STK       1S12E9537VE421297      HV         CO      CO   98050473739
116562  TRAILER     IN         97      STK       1S12E9539VE421298      HV         CO      CO   98050473741
116563  TRAILER     IN         97      STK       1S12E9530VE421299      HV         CO      CO   98050473743
116564  TRAILER     IN         97      STK       1S12E9533VE421300      HV         CO      CO   98050473746
116565  TRAILER     IN         97      STK       1S12E9535VE421301      HV         CO      CO   98050473748
116566  TRAILER     IN         97      STK       1S12E9537VE421302      HV         CO      CO   98050473751


        LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99


                   LIC                              SERIAL                                         TITLE
 UNIT    TYPE       ST         YR      MAKE         NUMBER             DIV        SUB      FC     NUMBER
------  -------  --------   --------   ----  ---------------------   --------   --------   ---  -----------
116569  TRAILER     IN         97      STK       1S12E9539VE421303      HV         CO      CO   98050473754
116570  TRAILER     IN         97      STK       1S12E9530VE421304      HV         CO      CO   98050473757
116571  TRAILER     IN         97      STK       1S12E9532VE421305      HV         CO      CO   98050472806
116572  TRAILER     IN         97      STK       1S12E9534VE421306      HV         CO      CO   98050472837
116573  TRAILER     IN         97      STK       1S12E9536VE421307      HV         CO      CO   98050472858
116574  TRAILER     IN         97      STK       1512E9538VE421308      HV         CO      CO   98050472872
116589  TRAILER     IN         97      KTY       1KKVE5027VL109895      RS         CO      CO   98050472890
116590  TRAILER     IN         97      KTY       1KKVE5029VL109896      RS         CL      LA   98050472904
116591  TRAILER     IN         97      KTY       1KKVE5020VL109897      RS         CO      CO   98050472922
116592  TRAILER     IN         97      KTY       1KKVE5022VL109898      RS         CO      CO   98050472932
116600  TRAILER     IN         97      KTY       1KKVE5027VL110061      RS         CL      LA   98050472947
116602  TRAILER     IN         97      KTY       1KKVE5020VL110063      RS         CO      CO   98050472965
116603  TRAILER     IN         97      KTY       1KKVE5022VL110064      RS         CO      CO   98050472973
116605  TRAILER     IN         97      KTY       1KKVE5026VL110066      RS         CL      LA   98050472994
116606  TRAILER     IN         97      KTY       1KKVE5028VL110067      RS         CO      CO   98050473018
116607  TRAILER     IN         97      KTY       1KKVE502XVL110068      RS         CO      CO   98050473026
116608  TRAILER     IN         97      KTY       1KKVE5021VL110069      RS         CO      CO   98050473037
116609  TRAILER     IN         97      KTY       1KKVE5028VL110070      RS         CO      CO   98050473048
116610  TRAILER     IN         97      KTY       1KKVE502XVL110071      RS         CO      CO   98050473058
116702  TRAILER     IN         97      KTY       1KKVE4825VL110042      RS         CO      CO   98050473134
116703  TRAILER     IN         97      KTY       1KKVE5025VL110043      RS         CO      CO   98050473147
116704  TRAILER     IN         97      KTY       1KKVE5027VL110044      RS         CO      CO   98050473160
116705  TRAILER     IN         97      KTY       1KKVE5029VL110045      RS         CO      CO   98050473175
116706  TRAILER     IN         97      KTY       1KKVE5020VL110046      RS         CO      CO   98050473185
116707  TRAILER     IN         97      KTY       1KKVE5022VL110047      RS         CO      CO   98050473194
116737  TRAILER     IN         97      DOR       1DTV51220VA262220      RS         CL      LA   98050473208
116738  TRAILER     IN         97      DOR       1DTV51222VA262221      RS         CL      LA   98050473218
116739  TRAILER     IN         97      DOR       1DTV51224VA262222      RS         CL      LA   98050473229
116740  TRAILER     IN         97      DOR       1DTV51226VA262223      RS         CL      LA   98050473238
116741  TRAILER     IN         97      DOR       1DTV51228VA262224      RS         CL      LA   98050473256
116752  TRAILER     IN         97      KTY       1KKVE5237VL110048      RS         CO      CO   98050473273
116815  TRAILER     IN         75      KTY                  048554      RS         CO      CO   98050473355
116837  TRAILER     IN         75      KTY                  048576      RS         CO      CO   98050473360
117325  TRAILER     IN         84      KTY       1KKVE4526EL069733      RS         CL      LA   98050473363
117327  TRAILER     IN         84      KTY       1KKVE452XEL069735      RS         CO      CO   98050473367
117329  TRAILER     IN         84      KTY       1KKVE4523EL069737      RS         CO      CO   98050473368
117330  TRAILER     IN         84      KTY       1KKVE4525EL069738      RS         CO      CO   98050473373
117331  TRAILER     IN         84      KTY       1KKVE4527EL069739      RS         CO      CO   98050473375
117332  TRAILER     IN         84      KTY       1KKVE4523EL069740      RS         CL      LA   98050473377
117333  TRAILER     IN         84      KTY       1KKVE4525EL069741      RS         CO      CO   98050473381
117334  TRAILER     IN         84      KTY       1KKVE4527EL069742      RS         CO      CO   98050473385
117335  TRAILER     IN         84      KTY       1KKVE4529EL069743      RS         CO      CO   98050473386
117336  TRAILER     IN         84      KTY       1KKVE4520EL069744      RS         CO      CO   98050473391
117337  TRAILER     IN         84      KTY       1KKVE4522EL069745      RS         CO      CO   98050473473
117338  TRAILER     IN         84      KTY       1KKVE4524EL069746      RS         CO      CO   98050473475
117339  TRAILER     IN         84      KTY       1KKVE4526EL069747      RS         CO      CO   98050473476
117340  TRAILER     IN         84      KTY       1KKVE4528EL069748      RS         CO      CO   98050473478
117341  TRAILER     IN         84      KTY       1KKVE452XEL069749      RS         CO      CO   98050473479
117342  TRAILER     IN         84      KTY       1KKVE4526EL069750      RS         CO      CO   98050473480
117346  TRAILER     IN         84      KTY       1KKVE452XEL069752      RS         CO      CO   98050473483


               LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                        LIC                    SERIAL                                            TITLE
UNIT        TYPE        ST     YR     MAKE     NUMBER                 DIV      SUB      FC       NUMBER
----        ----        ---    --     ----     ------                 ---      ---      --       ------

117348      TRAILER     IN     84     KTY      1KKVE4521EL069753      RS       CO       CO       98050473485
117353      TRAILER     IN     84     KTY      1KKVE4525EL069755      RS       CO       CO       84184066086
117354      TRAILER     IN     84     KTY      1KKVE4527EL069756      RS       CO       CO       98050473488
117420      TRAILER     IN     84     KTY      1KKVE4523EL069589      RS       CO       CO       98050473518
117421      TRAILER     IN     84     KTY      1KKVE452XEL069590      RS       CO       CO       98050473520
119275      TRAILER     IN     85     KTY      1KKVE3014FL073161      HV       CO       CO       98050473985
119602      TRAILER     IN     85     KTY      1KKVE482XFL072681      RS       CO       CO       98184617003
119616      TRAILER     IN     85     KTY      1KKVE4526FL074271      HV       CO       CO       98050473986
12A025      TRAILER     IN     82     KTY      1KKVE4822CL001812      HV       CO       CO       98050473521
12A079      TRAILER     IN     82     KTY      1KKVE4824CL001875      HV       CO       CO       98050473525
12A097      TRAILER     IN     82     KTY      1KKVE4823CL001897      HV       CO       CO       98050473528
12A348      TRAILER     IN     83     KTY      1KKVE4826DL000115      HV       CO       AD       98050473529
12F763      TRAILER     IN     86     DOR      10TV11X22GH023228      FD       TR       TG       98050473965
12K416      TRAILER     IN     83     GTD      1GRFC9627DB115337      RS       CO       C0       98050473531
12K424      TRAILER     IN     84     TMO      1PT02AAH1E9004985      FD       TR       TG       98050473533
12K426      TRAILER     IN     84     TMO      1PT02AAHXE9004998      FD       TR       TG       98050473536
12K432      TRAILER     IN     84     TMO      1PT02AAH6E9004996      RS       CO       CO       98050473537
12V146      TRAILER     IN     93     STN      1DW1A5325PS793445      HV       DC       01       98050473540
12V178      TRAILER     IN     93     STN      1DW1A5327PS793477      HV       DC       01       98050473543
12V289      TRAILER     IN     93     STN      1DW1A5325PS793588      HV       DC       01       98050473545
12V501      TRAILER     IN     92     STK      1S12E9536ND349661      HV       DC       01       98050473548
120102      TRAILER     IN     79     KTY                  57570      BH       CO       CO       98050473549
121662      TRAILER     IN     80     KTY                 060285      BH       CO       CO       98050473552
122226      TRAILER     IN     69     KTY                 036923      FS       SL       SI       98050473555
122229      TRAILER     IN     69     KTY                 036926      FS       SL       SI       98050473557
122424      TRAILER     IN     70     KTY                 038209      FS       SL       TP       98050473559
122661      TRAILER     IN     71     KTY                 041458      FS       SL       SI       98050473561
123219      TRAILER     IN     72     KTY                 043119      BH       CO       CO       98050473564
123909      TRAILER     IN     80     KTY                 061869      BH       CO       CO       98050473567
124233      TRAILER     IN     81     KTY      1KKVE452XBL000510      BH       CO       CO       98050473569
124847      TRAILER     IN     82     KTY      1KKVE4529CL000046      HV       CO       CO       98050473572
124990      TRAILER     IN     82     KTY      1KKVE452XCL000251      HV       CO       CO       98050473575
125001      TRAILER     IN     82     KTY      1KKVE4526CL000263      BH       CO       CO       98050473578
125121      TRAILER     IN     82     KTY      1KKVE4529CL001388      BH       CO       CO       98050473581
125415      TRAILER     IN     73     KTY                 045415      RS       CL       LA       98050473583
125803      TRAILER     IN     73     KTY                 046219      RS       CL       LA       98050473586
126320      TRAILER     IN     74     KTY                 048659      RS       CO       CO       98050473589
126520      TRAILER     IN     74     KTY                 048788      RS       CL       LA       98050473591
126742      TRAILER     IN     75     KTY                 048973      RS       CO       CO       98050473394
13K131      TRAILER     IN     87     KTY      1KKVF4822HL079186      RS       CO       CO       98050473601
13K132      TRAILER     IN     87     KTY      1KKVF4824HL079187      RS       CO       CO       98050473603
13K133      TRAILER     IN     87     KTY      1KKVF4826HL079188      RS       AG       LF       98050473605
13K134      TRAILER     IN     87     KTY      1KKVF4828HL079189      RS       CL       LA       98050473610
13K135      TRAILER     IN     87     KTY      1KKVF4824HL079190      RS       CO       CO       98050473611
13K136      TRAILER     IN     87     KTY      1KKVF4826HL079191      RS       CO       CO       98050473614
13K137      TRAILER     IN     87     KTY      1KKVF4828HL079192      RS       CO       CO       98050473616
13K139      TRAILER     IN     87     KTY      1KKVF4821HL079194      RS       CO       CO       98050473619
13K140      TRAILER     IN     87     KTY      1KKVF4823HL079195      RS       CL       LA       98050473622
13K141      TRAILER     IN     87     KTY      1KKVF4825HL079196      RS       CL       LA       98050473623
13K143      TRAILER     IN     87     KTY      1KKVF4829HL079198      RS       CO       CO       98050473626


        LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99




                   LIC                              SERIAL                                         TITLE
 UNIT    TYPE       ST         YR      MAKE         NUMBER             DIV        SUB      FC     NUMBER
------  -------  --------   --------   ----  ---------------------   --------   --------   ---  -----------
13K144  TRAILER     IN         87      KTY       1KKVF4820HL079199      RS         CO      CO   98050473629
13K145  TRAILER     IN         87      KTY       1KKVF4823HL079200      RS         CL      LA   98050473631
13K146  TRAILER     IN         87      KTY       1KKVF4825HL079201      RS         CO      CO   98050473633
13K147  TRAILER     IN         87      KTY       1KKVF4827HL079202      RS         CO      CO   98050473635
13K148  TRAILER     IN         87      KTY       1KKVF4829HL079203      RS         CO      CO   98050473638
13K151  TRAILER     IN         87      KTY       1KKVF4824HL079206      RS         CO      CO   98050473641
13K153  TRAILER     IN         87      KTY       1KKVF4828HL079208      RS         CO      CO   98050473643
13K154  TRAILER     IN         87      KTY       1KKVF482XHL079209      RS         CO      CO   98050473645
13K156  TRAILER     IN         87      KTY       1KKVF4828HL079211      RS         CL      LA   98050473650
13K157  TRAILER     IN         87      KTY       1KKVF482XHL079212      RS         CO      CO   98050473652
13K159  TRAILER     IN         87      KTY       1KKVF4823HL079214      RS         CL      LA   98050473655
13K160  TRAILER     IN         87      KTY       1KKVF4825HL079215      RS         CO      CO   98050473657
13K161  TRAILER     IN         87      KTY       1KKVF4827HL079216      RS         CO      CO   98050473658
13K164  TRAILER     IN         87      KTY       1KKVF4822HL079219      RS         CL      LA   98050473660
13K165  TRAILER     IN         87      KTY       1KKVF4829HL079220      RS         CO      CO   98050473662
13K166  TRAILER     IN         87      KTY       1KKVF4820HL079221      RS         CL      LA   98050473665
13K167  TRAILER     IN         87      KTY       1KKVF4822HL079222      RS         CL      LA   98050473668
13K168  TRAILER     IN         87      KTY       1KKVF4824HL079223      RS         CO      CO   98050473670
13K169  TRAILER     IN         87      KTY       1KKVF4826HL079224      RS         CO      CO   98050473672
13K170  TRAILER     IN         87      KTY       1KKVF4828HL079225      RS         CO      CO   98050473679
13K171  TRAILER     IN         87      KTY       1KKVF482XHL079226      RS         CO      CO   98050473682
13K172  TRAILER     IN         87      KTY       1KKVF4821HL079227      RS         CL      LA   98050473684
13K173  TRAILER     IN         87      KTY       1KKVF4823HL079228      RS         CL      LA   98050473686
13K174  TRAILER     IN         87      KTY       1KKVF4825HL079229      RS         CL      LA   98050473687
13K175  TRAILER     IN         87      KTY       1KKVF4821HL079230      RS         CO      CO   98050473689
13K176  TRAILER     IN         87      KTY       1KKVF4823HL079231      RS         CO      CO   98050473691
13K177  TRAILER     IN         87      KTY       1KKVF4825HL079232      RS         CO      CO   98050473692
13K203  TRAILER     IN         87      KTY       1KKVF4828HL079239      RS         CO      CO   98050472887
13K266  TRAILER     IN         87      KTY       1KKVF4825HL079523      RS         CL      LA   98050473003
13K267  TRAILER     IN         87      KTY       1KKVF4827HL079524      RS         CO      CO   98050473004
13K269  TRAILER     IN         87      KTY       1KKVF4820HL079526      RS         CL      LA   98050473006
13K270  TRAILER     IN         87      KTY       1KKVF4822HL079527      RS         CL      LA   98050473007
13K271  TRAILER     IN         87      KTY       1KKVF4824HL079528      RS         CO      CO   98050473008
13K272  TRAILER     IN         87      KTY       1KKVF4826HL079529      RS         CO      CO   98050473009
13K274  TRAILER     IN         87      KTY       1KKVF4824HL079531      RS         CO      CO   98050473010
13K275  TRAILER     IN         87      KTY       1KKVF4826HL079532      RS         CO      CO   98050473028
13K277  TRAILER     IN         87      KTY       1KKVF482XHL079534      RS         CL      LA   98050473041
13K278  TRAILER     IN         87      KTY       1KKVF4821HL079535      RS         CO      CO   98050473047
13K281  TRAILER     IN         87      KTY       1KKVF4827HL079538      RS         CL      LA   98050473060
13K284  TRAILER     IN         87      KTY       1KKVF4827HL079541      RS         CL      LA   98050473075
13K285  TRAILER     IN         87      KTY       1KKVF4829HL079542      RS         CL      LA   98050473084
13K288  TRAILER     IN         87      KTY       1KKVF4824HL079545      RS         CO      CO   98050473100
13K289  TRAILER     IN         87      KTY       1KKVF4826HL079546      RS         CL      LA   98050473108
13K290  TRAILER     IN         87      KTY       1KKVF4828HL079547      RS         CO      CO   98050473116
13K291  TRAILER     IN         87      KTY       1KKVF482XHL079548      RS         CL      LA   98050473125
13K292  TRAILER     IN         87      KTY       1KKVF4821HL079549      RS         CL      LA   98050473131
13K293  TRAILER     IN         87      KTY       1KKVF4828HL079550      RS         CL      LA   98050473141
13K294  TRAILER     IN         87      KTY       1KKVF482XHL079551      RS         CO      CO   98050473149
13K295  TRAILER     IN         87      KTY       1KKVF4821HL079552      RS         CO      CO   98050473155
13K296  TRAILER     IN         87      KTY       1KKVF4823HL079553      RS         CL      LA   98050473164


        LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99


                      LIC                    SERIAL                                    TITLE
UNIT      TYPE        ST     YR    MAKE      NUMBER              DIV     SUB     FC    NUMBER
----      ----        ---    --    ----      ------              ---     ---     --    -------

13K299    TRAILER     IN     87    KTY       1KKVF4829HL079556   RS      CO      CO    98050473187
13K300    TRAILER     IN     87    KTY       1KKVF4820HL079557   RS      CL      LA    98050473199
13K301    TRAILER     IN     87    KTY       1KKVF4822HL079558   RS      CO      CO    98050473207
13K302    TRAILER     IN     87    KTY       1KKVF4824HL079559   RS      CO      CO    98050473213
13K303    TRAILER     IN     87    KTY       1KKVF4820HL079560   RS      CO      CO    98050473219
13K304    TRAILER     IN     87    KTY       1KKVF4822HL079561   RS      CO      CO    98050473226
13K306    TRAILER     IN     87    KTY       1KKVF4826HL079563   RS      CO      CO    98050473235
13K308    TRAILER     IN     87    KTY       1KKVF482XHL079565   RS      CL      LA    98050473248
13K310    TRAILER     IN     87    KTY       1KKVF4823HL079567   RS      CO      CO    98050473261
13K311    TRAILER     IN     87    KTY       1KKVF4825HL079568   RS      CL      LA    98050473267
13K312    TRAILER     IN     87    KTY       1KKVF4827HL079569   RS      CO      CO    98050473274
13K313    TRAILER     IN     87    KTY       1KKVF4823HL079570   RS      CO      CO    98050473283
13K314    TRAILER     IN     87    KTY       1KKVF4825HL079571   RS      CO      CO    98050473292
13K315    TRAILER     IN     87    KTY       1KKVF4827HL079572   RS      CL      LA    98050473302
130579    TRAILER     IN     79    KTY                  057822   RS      CL      LA    98050473122
130609    TRAILER     IN     79    KTY                  057852   RS      CO      CO    98050473130
130610    TRAILER     IN     79    KTY                  057853   FD      TR      TG    98050473139
131906    TRAILER     IN     68    KTY                  035246   FS      SL      SI    98050473221
131907    TRAILER     IN     68    KTY                  035247   RS      CO      CO    98050473230
131996    TRAILER     IN     68    KTY                  035946   FS      FA      ST    98050473240
132154    TRAILER     IN     69    THE                  N14928   FS      SL      SU    98050473244
135572    TRAILER     IN     73    KTY                  045972   RS      CO      CO    98050473255
135621    TRAILER     IN     73    KTY                  046021   RS      CO      CO    98050473263
136708    TRAILER     IN     97    KTY       1KKVF5035VL110050   RS      CO      CO    98050473266
136709    TRAILER     IN     97    KTY       1KKVF5028VL110051   RS      CO      CO    98050473271
150660    TRAILER     IN     88    GTD       1GRDM9625JM012504   IN      CO      CO    98050473291
150663    TRAILER     IN     88    GTD       1GRDM9629JM012506   IN      CO      CO    98050473299
151939    TRAILER     IN     91    FON       13N348201M1552793   IN      CO      CO    98050473304
155054    TRAILER     IN     95    STK       1S12FF481SB695357   IN      CO      CO    98050473311
155061    TRAILER     IN     95    STK       1S12FF481SB695360   IN      CO      CO    98050473314
156392    TRAILER     IN     97    TCF       1TTF48206V1052474   IN      CO      CO    98050473317
156839    TRAILER     IN     75    KTY                  048578   IN      CO      CO    98050473348
156843    TRAILER     IN     75    KTY                  048582   IN      CO      CO    98050473349
156964    TRAILER     IN     98    TCF       1TTE48200H1056176   IN      CO      CO    98050473322
156965    TRAILER     IN     98    TCF       1TTE48202H1056177   IN      CO      CO    98050473324
157477    TRAILER     IN     98    TCF       1TTE48200H1057375   FB      CO      CO    98184617002
166504    TRAILER     IN     97    KTY       1KKVR4827VL109205   HV      CO      CO    98050473327
166505    TRAILER     IN     97    KTY       1KKVR4829VL109206   HV      CO      CO    98050473331
166506    TRAILER     IN     97    KTY       1KKVR4820VL109207   HV      CO      CO    98050473332
166507    TRAILER     IN     97    KTY       1KKVR4822VL109208   HV      CO      CO    98050473336
167457    TRAILER     IN     98    KTY       1KKVR4820HL112366   HV      CO      CO    98184494030
220716    TRACTOR     IN     85    INT       1HTLDTVN3FHA60944   HV      DC      04    98050473972
221378    TRACTOR     IN     90    INT       1HSHBGFN3LH215331   HV      DC      04    98050473971
221386    TRACTOR     IN     90    INT       1HSHBGFN5LH215329   HV      DC      04    98050473970
221406    TRACTOR     IN     90    INT       1HSHBGFN5LH215332   HV      DC      04    98050473973
221438    TRACTOR     IN     90    INT       1HSHBGFN7LH215333   HV      DC      04    98050473974
221462    TRACTOR     IN     90    INT       1HSHBGFN9LH215334   HV      DC      04    98050473975
221517    TRACTOR     IN     90    INT       1HSHBGFN8LH208231   HV      DC      04    98050473976
221549    TRACTOR     IN     97    INT       1HSSDAAN5VH412170   HV      DC      04    98050473883
222099    TRACTOR     IN     97    FRT       1FUWHLBB2VL704508   HV      DC      04    98050473884



        LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99




                     LIC                                SERIAL                                          TITLE
 UNIT     TYPE        ST         YR      MAKE           NUMBER              DIV        SUB      FC     NUMBER
------  ---------  --------   --------   ----  ------------------------   --------   --------   ---  -----------
222105  TRACTOR       IN         97      FRT          1FUWHLBB4VL704509      HV         DC      04   98050473885
223239  TRACTOR       IN         88      INT          1HSZEGGR2JH538568      HV         DC      10   98050473929
223245  TRACTOR       IN         88      INT          1HSZEGGR2JH538571      HV         DC      10   98050473930
223362  TRACTOR       IN         88      FRT          1FUY2RYB3JH405395      HV         DC      09   98050473933
226247  TRACTOR       IN         89      INT          1HSZDGFN8KH618010      HV         DC      04   98050473977
226255  TRACTOR       IN         89      INT          1HSZDGFNXKH618011      HV         DC      04   98050473978
228387  TRACTOR       CA         85      INT          1HSRBLWN8FHB17089      HV         DC      I1   98050473886
23A021  TRACTOR       IN         90      FRT          1FUYARYB2LH388521      HV         DC      04   98050473887
23A164  TRACTOR       IN         90      FRT          1FUYARYB2LH388664      HV         DC      04   98050473888
23A275  TRACTOR       IN         90      FRT          1FUYARYB0LH388775      HV         DC      04   98050473889
23C024  TRACTOR       IN         92      INT          1HSRKGAR3NH406832      FD         TR      TG   98050473893
23C068  TRACTOR       IN         92      INT          1HSRKGAR5NH434048      HV         DC      04   98050473894
23C085  TRACTOR       IN         92      INT          1HSRKGAR5NH434065      HV         DC      04   98050473895
23C108  TRACTOR       IN         92      INT          1HSRKGAR6NH434088      HV         DC      04   98050473896
23C177  TRACTOR       IN         92      INT          1HSRKGAR7NH447996      HV         DC      04   98050473897
23C257  TRACTOR       IN         92      FRT          1FUYABYBXNH479093      HV         DC      09   98050473898
23C280  TRACTOR       IN         92      FRT          1FUYABYB7NH479116      HV         DC      04   98050473899
23E007  TRACTOR       IN         93      INT          1HSRKGAR7PH472397      FD         TR      TG   98050473900
23E040  TRACTOR       IN         93      INT          1HSRKGAR1PH472430      FD         TR      TG   98050473901
23E155  TRACTOR       IN         93      INT          1HSRKGAR7PH472545      HV         DC      04   98050473903
23E184  TRACTOR       IN         93      INT          1HSRKCAR9PH510334      FD         TR      TG   98050473904
23E191  TRACTOR       IN         93      INT          1HSRKCAR6PH510341      FD         TR      TG   98050473905
23E193  TRACTOR       IN         93      INT          1HSRKCARXPH510343      FD         TR      TG   98050493906
23E194  TRACTOR       IN         93      INT          1HSRKCAR1PH510344      FD         TR      TG   98050473907
23E203  TRACTOR       IN         93      INT          1HSRKCAR2PH510353      FD         TR      TG   98050473908
230226  TRACTOR       IN         87      FRT          1FUYZBYB8HH402168      FS         SL      SI   98050473911
230239  TRACTOR       IN         91      INT          1HSRKLRR0MH389760      FD         TR      TG   98050473912
230292  TRACTOR       IN         91      INT          1HSRKLRR4MH389762      FD         TR      TG   98050473913
230426  TRACTOR       IN         87      FRT          1FUYZBYB9HH404964      HV         DC      10   98050473914
231092  TRACTOR       IN         95      FRT          1FUYDCYB7SH541591      BH         OO      RM   98184617005
231580  TRACTOR       IN         92      INT          1HSRKLRR3NH449953      FD         TR      TG   98050473916
231670  TRACTOR       IN         92      INT          1HSRKLRR8NH449995      FD         TR      TG   98050473918
231713  TRACTOR       IN         92      INT          1HSRKRGR7NH450013      HV         DC      04   98050473920
231747  TRACTOR       IN         92      INT          1HSRKRGR6NH450021      HV         DC      09   98050473921
232806  TRACTOR       IN         93      INT          2HSFHHAR9PC070458      FD         TR      TG   98050473939
233038  TRACTOR       IN         88      INT          1HSRDG2R9JH602521      FS         FA      01   98050473924
233233  TRACTOR       IN         88      INT          1HSZEGGR5JH535549      HV         DC      04   98050473925
233237  TRACTOR       IN         88      INT          1HSZEGGR5JH535552      RS         AG      LF   98050473927
233238  TRACTOR       IN         88      INT          1HSZEGGR7JH535553      RS         AG      LF   98050473928
233290  TRACTOR       IN         87      FRT          1FUYZBYB8HH402140      RS         AG      LF   98050473931
233296  TRACTOR       IN         87      FRT          1FUYZBYB5HH402144      RS         AG      LF   98050473932
234037  TRACTOR       IN         95      WGC          4V1HDBRH1SN694031      FD         TR      TG   98050473934
237998  TRACTOR       CA         85      INT          1HSRDJSR1FHB16700      HV         DC      I1   98050473956
320523  ST. TRUCK     IN         91      FOR          1FDXH81A7MVA33045      HV         DC      04   98050473980
320524  ST. TRUCK     IN         91      FOR          1FDXH81A9MVA33046      HV         DC      04   98050473981
321227  ST. TRUCK     IN         88      PBT          9DHHT7H34JC001852      FD         TR      TG   98050473828
321255  ST. TRUCK     IN         97      INT          1HTSDAAN2VH412171      HV         DC      04   98050473830
321256  ST. TRUCK     IN         97      INT          1HTSDAAN7VH437101      RS         AG      SF   98050473832
321257  ST. TRUCK     NY         97      INT          1HTSDAAN9VH437102      RS         AG      SF   98050473833
321259  ST. TRUCK     UT         97      INT          1HTSDAAN2VH437104      RS         AG      SF   98050473835

LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                     LIC                     SERIAL                              TITLE
 UNIT      TYPE      ST    YR    MAKE        NUMBER         DIV   SUB   FC      NUMBER
 ----      ----      ---   --    ----        ------         ---   ---   --      ------
321263   ST.TRUCK    IN     97   INT    1HTSDAANXVH437108   RS    AG    SF    98050473838
321316   ST.TRUCK    IN     97   INT    1HTSDAAN5VH442054   RS    AG    SF    98050473840
321367   ST.TRUCK    IN     85   GMC    1GDG6D1F3FV508896   FS    FA    01    98050473842
328369   ST.TRUCK    IN     85   INT    1HTLDUXN6FHA31005   HV    DC    04    98050473982
328500   ST.TRUCK    CA     85   INT    1HTLOUGNXFHA63326   HV    DC    02    98050473843
500002   DOLLY       IN     93   STK    1S11CD106PB676169   HV    DC    04    98050473790
500003   DOLLY       CA     93   STK    1S11CD102PB676170   HV    DC    02    98050473792
500007   DOLLY       IN     93   FRU    1H2E00013PB013801   HV    DC    09    98050473794
500008   DOLLY       IN     93   FRU    1H2E00015PB013802   HV    DC    09    98050473795
500012   DOLLY       IN     95   STK    1S11CD109SB705091   HV    CO    CO    98050473796
500013   DOLLY       IN     95   STK    1S11CD100SB705092   HV    CO    CO    98050473797
500014   DOLLY       IN     95   STK    1S11CD102SB705093   HV    CO    CO    98050473799
500015   DOLLY       IN     95   STK    1S11CD104SB705094   HV    CO    CO    98050473800
500016   DOLLY       IN     95   STK    1S11CD106SB705095   HV    CO    CO    98050473802
500017   DOLLY       IN     95   STK    1S11CD108SB705096   HV    CO    CO    98050473803
500018   DOLLY       IN     95   STK    1S11CD10XSB705097   HV    CO    CO    98050473805
500019   DOLLY       IN     95   STK    1S11CD101SB705098   HV    CO    CO    98050473807
500020   DOLLY       IN     95   STK    1S11CD103SB705099   HV    CO    CO    98050473809
500021   DOLLY       IN     95   STK    1S11CD106SB705100   HV    CO    CO    98050473811
500022   DOLLY       IN     95   STK    1S11CD108SB705101   HV    CO    CO    98050473813
500023   DOLLY       IN     95   STK    1S11CD10XSB705102   HV    CO    CO    98050473814
500024   DOLLY       IN     95   STK    1S11CD101SB705103   HV    CO    CO    98050473816
610001   TRAILER     IN     94   STN    1DW1A4829RS835900   BW    CO    CO    98050473338
610002   TRAILER     IN     94   STN    1DW1A4820RS835901   BW    CO    CO    98050473339
610003   TRAILER     IN     94   STN    1DW1A4822RS835902   BW    CO    CO    98050473340
610004   TRAILER     IN     94   STN    1DW1A4824RS835903   BW    CO    CO    98050473341
610005   TRAILER     IN     94   STN    1DW1A4826RS835904   BW    CO    CO    98050473342
610006   TRAILER     IN     94   STN    1DW1A4828RS835905   BW    CO    CO    98050473343
610007   TRAILER     IN     94   STN    1DW1A482XRS835906   BW    CO    CO    98050473344
610008   TRAILER     IN     94   STN    1DW1A4821RS835907   BW    CO    CO    98050473345
610009   TRAILER     IN     94   STN    1DW1A4823RS835908   BW    CO    CO    98050473346
610010   TRAILER     IN     94   STN    1DW1A4825RS835909   BW    CO    CO    98050473347
610011   TRAILER     IN     94   STN    1DW1A4821RS835910   BW    CO    CO    98050473068
610012   TRAILER     IN     94   STN    1DW1A4823RS835911   BW    CO    CO    98050473078
610013   TRAILER     IN     94   STN    1DW1A4825RS835912   BW    CO    CO    98050473085
610014   TRAILER     IN     94   STN    1DW1A4827RS835913   BW    CO    CO    98050473094
610015   TRAILER     IN     94   STN    1DW1A4829RS835914   BW    CO    CO    98050473102
610016   TRAILER     IN     94   STN    1DW1A4820RS835915   BW    CO    CO    98050473109
610017   TRAILER     IN     94   STN    1DW1A4822RS835916   BW    CO    CO    98050473117
610018   TRAILER     IN     94   STN    1DW1A4824RS835917   BW    CO    CO    98050473127
610019   TRAILER     IN     94   STN    1DW1A4826RS835918   BW    CO    CO    98050473132
610020   TRAILER     IN     94   STN    1DW1A4828RS835919   BW    CO    CO    98050473966
610021   TRAILER     IN     94   STN    1DW1A4824RS835920   BW    CO    CO    98050473140
610022   TRAILER     IN     94   STN    1DW1A4826RS835921   BW    CO    CO    98050473145
610023   TRAILER     IN     94   STN    1DW1A4828RS835922   BW    CO    CO    98050473157
610024   TRAILER     IN     94   STN    1DW1A482XRS835923   BW    CO    CO    98050473169
610025   TRAILER     IN     94   STN    1DW1A4821RS835924   BW    CO    CO    98050473178
610026   TRAILER     IN     94   STN    1DW1A4823RS835925   BW    CO    CO    98050473188
610027   TRAILER     IN     94   STN    1DW1A4825RS835926   BW    CO    CO    98050473195
610028   TRAILER     IN     94   STN    1DW1A4827RS835927   BW    CO    CO    98050473204

LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           ---       --        ----       ------                   ---        ---        --         ------
610029        TRAILER        IN        94        STN        1DW1A4829RS835928        BW         CO         CO         98050473214
610030        TRAILER        IN        94        STN        1DW1A4820RS835929        BW         CO         CO         98050473220
610031        TRAILER        IN        94        STN        1DW1A4827RS835930        BW         CO         CO         98050473228
610032        TRAILER        IN        94        STN        1DW1A4829RS835931        BW         CO         CO         98050473236
610033        TRAILER        IN        94        STN        1DW1A4829RS835932        BW         CO         CO         98050473243
610034        TRAILER        IN        93        STK        1S12E9483PE359736        BW         CO         CO         98050473249
610035        TRAILER        IN        93        STK        1S12E9485PE359737        BW         CO         CO         98050473257
610036        TRAILER        IN        93        STK        1S12E9487PE359738        BW         CO         CO         98050473262
610037        TRAILER        IN        93        STK        1S12E9489PE359739        BW         CO         CO         98050473268
610038        TRAILER        IN        93        STK        1S12E9485PE359740        BW         CO         CO         98050473275
610039        TRAILER        IN        93        STK        1S12E9487PE359741        BW         CO         CO         98050473284
610040        TRAILER        IN        93        STK        1S12E9489PE359742        BW         CO         CO         98050473290
610041        TRAILER        IN        93        STK        1S12E9480PE359743        BW         CO         CO         98050473296
610042        TRAILER        IN        93        STK        1S12E9482PE359744        BW         CO         CO         98050473305
610043        TRAILER        IN        93        STK        1S12E9484PE359745        BW         CO         CO         98050473316
610044        TRAILER        IN        93        STK        1S12E9486PE359746        BW         CO         CO         98050473320
610045        TRAILER        IN        93        STK        1S12E9488PE359747        BW         CO         CO         98050473326
610046        TRAILER        IN        93        STK        1S12E948XPE359748        BW         CO         CO         98050473329
610047        TRAILER        IN        93        STK        1S12E9481PE359749        BW         CO         CO         98050473334
610048        TRAILER        IN        93        STK        1S12E9488PE359750        BW         CO         CO         98050473325
610049        TRAILER        IN        93        STK        1S12E948XPE359751        BW         CO         CO         98050473253
610050        TRAILER        IN        93        STK        1S12E9481PE359752        BW         CO         CO         98050473258
610051        TRAILER        IN        93        STK        1S12E9483PE359753        BW         CO         CO         98050473265
610052        TRAILER        IN        93        STK        1S12E9485PE359754        BW         CO         CO         98050473328
610053        TRAILER        IN        93        STK        1S12E9487PE359755        BW         CO         CO         98050473321
610054        TRAILER        IN        93        STK        1S12E9489PE359756        BW         CO         CO         98050473318
610055        TRAILER        IN        93        STK        1S12E9480PE359757        BW         CO         CO         98050473315
610056        TRAILER        IN        93        STK        1S12E9482PE359758        BW         CO         CO         98050473310
610057        TRAILER        IN        93        STK        1S12E9484PE359759        BW         CO         CO         98050473300
610058        TRAILER        IN        93        STK        1S12E9480PE359760        BW         CO         CO         98050473294
610059        TRAILER        IN        93        STK        1S12E9482PE359761        BW         CO         CO         98050473289
610060        TRAILER        IN        93        STK        1S12E9484PE359762        BW         CO         CO         98050473281
610061        TRAILER        IN        93        STK        1S12E9486PE359763        BW         CO         CO         98050473272
610062        TRAILER        IN        93        STK        1S12E9488PE359764        BW         CO         CO         98050473512
610063        TRAILER        IN        93        STK        1S12E948XPE359765        BW         CO         CO         98050473516
610064        TRAILER        IN        93        STK        1S12E9481PE359766        BW         CO         CO         98050473519
610065        TRAILER        IN        93        STK        1S12E9483PE359767        BW         CO         CO         98050473522
610066        TRAILER        IN        93        STK        1S12E9485PE359768        BW         CO         CO         98050473527
610067        TRAILER        IN        93        STK        1S12E9487PE359769        BW         CO         CO         98050473534
610068        TRAILER        IN        93        STK        1S12E9483PE359770        BW         CO         CO         98050473538
610069        TRAILER        IN        93        STK        1S12E9485PE359771        BW         CO         CO         98050473542
610070        TRAILER        IN        93        STK        1S12E9487PE359772        BW         CO         CO         98050473546
610071        TRAILER        IN        93        STK        1S12E9489PE359773        BW         CO         CO         98050473551
610072        TRAILER        IN        93        STK        1S12E9480PE359774        BW         CO         CO         98050473562
610073        TRAILER        IN        93        STK        1S12E9482PE359775        BW         CO         CO         98050473565
610074        TRAILER        IN        93        STK        1S12E9484PE359776        BW         CO         CO         98050473570
610075        TRAILER        IN        93        STK        1S12E9486PE359777        BW         CO         CO         98050473573
610076        TRAILER        IN        93        STK        1S12E9488PE359778        BW         CO         CO         98050473576
610077        TRAILER        IN        93        STK        1S12E948XPE359779        BW         CO         CO         98050473580
610078        TRAILER        IN        93        STK        1S12E9486PE359780        BW         CO         CO         98050473585


LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           ---       --        ----       ------                   ---        ---        --         ------

610079        TRAILER        IN        93        STK        1S12E9488PE359781        BW         CO         CO         98050473588
610080        TRAILER        IN        93        STK        1S12E948XPE359782        BW         CO         CO         98050473592
610081        TRAILER        IN        93        STK        1S12E9481PE359783        BW         CO         CO         98050473595
610082        TRAILER        IN        93        STK        1S12E9483PE359784        BW         CO         CO         98050473598
610083        TRAILER        IN        93        STK        1S12E9485PE359785        BW         CO         CO         98050473600
610196        TRAILER        IN        85        KTY        1KKVE4827FL074128        BW         CO         CO         98050473491
610198        TRAILER        IN        85        KTY        1KKVE4825FL072832        BW         CO         CO         98050473495
610199        TRAILER        IN        86        KTY        1KKVE4823GL075343        BW         CO         CO         98050473499
610201        TRAILER        IN        86        KTY        1KKVE4822GL075222        BW         CO         CO         98050473501
610202        TRAILER        IN        86        KTY        1KKVE4825GL075134        BW         CO         CO         98050473504
610203        TRAILER        IN        86        KTY        1KKVE4824GL075058        BW         CO         CO         98050473509
610204        TRAILER        IN        85        KTY        1KKVE4822FL074151        BW         CO         CO         98050473506
610205        TRAILER        IN        96        STN        1DW1A4825TS038101        BW         CO         CO         98050473606
610206        TRAILER        IN        96        STN        1DW1A4827TS038102        BW         CO         CO         98050473609
610207        TRAILER        IN        96        STN        1DW1A4829TS038103        BW         CO         CO         98050473613
610208        TRAILER        IN        96        STN        1DW1A4820TS038104        BW         CO         CO         98050673617
610209        TRAILER        IN        96        STN        1DW1A4822TS038105        BW         CO         CO         98050473620
610210        TRAILER        IN        96        STN        1DW1A4824TS038106        BW         CO         CO         98050473624
610211        TRAILER        IN        96        STN        1DW1A4826TS038107        BW         CO         CO         98050473628
610212        TRAILER        IN        96        STN        1DW1A4828TS038108        BW         CO         CO         98050473632
610213        TRAILER        IN        96        STN        1DW1A482XTS038109        BW         CO         CO         98050473636
610214        TRAILER        IN        96        STN        1DW1A4826TS038110        BW         CO         CO         98050473640
610215        TRAILER        IN        96        STN        1DW1A4828TS038111        BW         CO         CO         98050473644
610216        TRAILER        IN        96        STN        1DW1A482XTS038112        BW         CO         CO         98050473648
610217        TRAILER        IN        96        STN        1DW1A4821TS038113        BW         CO         CO         98050473649
610218        TRAILER        IN        96        STN        1DW1A4823TS038114        BW         CO         CO         98050473653
610219        TRAILER        IN        96        STN        1DW1A4825TS038115        BW         CO         CO         98050473663
610220        TRAILER        IN        96        STN        1DW1A4827TS038116        BW         CO         CO         98050473667
610221        TRAILER        IN        96        STN        1DW1A4829TS038117        BW         CO         CO         98050473671
610222        TRAILER        IN        96        STN        1DW1A4820TS038118        BW         CO         CO         98050473674
610223        TRAILER        IN        96        STN        1DW1A4822TS038119        BW         CO         CO         98050473678
610224        TRAILER        IN        96        STN        1DW1A4829TS038120        BW         CO         CO         98050473681
670084        TRAILER        IN        93        STK        1S12E9533PE359402        BW         CO         CO         98050473354
670085        TRAILER        IN        93        STK        1S12E9535PE359403        BW         CO         CO         98050473359
670086        TRAILER        IN        93        STK        1S12E9537PE359404        BW         CO         CO         98050473362
670087        TRAILER        IN        93        STK        1S12E9539PE359405        BW         CO         CO         98050473366
670088        TRAILER        IN        93        STK        1S12E9530PE359406        BW         CO         CO         98050473369
670089        TRAILER        IN        93        STK        1S12E9532PE359407        BW         CO         CO         98050473374
670090        TRAILER        IN        93        STK        1S12E9534PE359408        BW         CO         CO         98050473379
670091        TRAILER        IN        93        STK        1S12E9536PE359409        BW         CO         CO         98050473384
670092        TRAILER        IN        93        STK        1S12E9532PE359410        BW         CO         CO         98050473389
670093        TRAILER        IN        93        STK        1S12E9534PE359411        BW         CO         CO         98050473358
670094        TRAILER        IN        93        STK        1S12E9536PE359412        BW         CO         CO         98050473364
670095        TRAILER        IN        93        STK        1S12E9538PE359413        BW         CO         CO         98050473371
670096        TRAILER        IN        93        STK        1S12E953XPE359414        BW         CO         CO         98050473380
670097        TRAILER        IN        93        STK        1S12E9531PE359415        BW         CO         CO         98050473390
670098        TRAILER        IN        93        STK        1S12E9533PE359416        BW         CO         CO         98050473395
670099        TRAILER        IN        93        STK        1S12E9535PE359417        BW         CO         CO         98050473721
670100        TRAILER        IN        93        STK        1S12E9537PE359418        BW         CO         CO         98050473722
670101        TRAILER        IN        93        STK        1S12E9539PE359419        BW         CO         CO         98050473724


LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                             LIC                            SERIAL                                                    TITLE
UNIT          TYPE           ST        YR        MAKE       NUMBER                   DIV        SUB        FC         NUMBER
----          ----           ---       --        ----       ------                   ---        ---        --         ------
670102        TRAILER        IN        93        STK        1S12E9535PE359420        BW         CO         CO         98050473726
670103        TRAILER        IN        93        STK        1S12E9537PE359421        BW         CO         CO         98050473728
670104        TRAILER        IN        93        STK        1S12E9539PE359422        BW         CO         CO         98050473730
670105        TRAILER        IN        93        STK        1S12E9530PE359423        BW         CO         CO         98050473732
670106        TRAILER        IN        93        STK        1S12E9532PE359424        BW         CO         CO         98050473734
670107        TRAILER        IN        93        STK        1S12E9534PE359425        BW         CO         CO         98050473736
670108        TRAILER        IN        93        STK        1S12E9536PE359426        BW         CO         CO         98050473738
670109        TRAILER        IN        93        STK        1S12E9538PE359427        BW         CO         CO         98050473740
670110        TRAILER        IN        93        STK        1S12E953XPE359428        BW         CO         CO         98050473742
670111        TRAILER        IN        93        STK        1S12E9531PE359429        BW         CO         CO         98050473744
670112        TRAILER        IN        93        STK        1S12E9538PE359430        BW         CO         CO         98050473745
670113        TRAILER        IN        93        STK        1S12E953XPE359431        BW         CO         CO         98050473435
670114        TRAILER        IN        93        STK        1S12E9531PE359432        BW         CO         CO         98050473436
670115        TRAILER        IN        93        STK        1S12E9533PE359433        BW         CO         CO         98050473438
670116        TRAILER        IN        93        STK        1S12E9535PE359434        BW         CO         CO         98050473440
670117        TRAILER        IN        93        STK        1S12E9537PE359435        BW         CO         CO         98050473441
670118        TRAILER        IN        93        STK        1S12E9539PE359436        BW         CO         CO         98050473443
670119        TRAILER        IN        93        STK        1S12E9530PE359437        BW         CO         CO         98050473445
670120        TRAILER        IN        93        STK        1S12E9532PE359438        BW         CO         CO         98050473447
670121        TRAILER        IN        93        STK        1S12E9534PE359439        BW         CO         CO         98050473449
670122        TRAILER        IN        93        STK        1S12E9530PE359440        BW         CO         CO         98050473451
670123        TRAILER        IN        93        STK        1S12E9532PE359441        BW         CO         CO         98050473453
670124        TRAILER        IN        93        STK        1S12E9534PE359442        BW         CO         CO         98050473455
670125        TRAILER        IN        93        STK        1S12E9536PE359443        BW         CO         CO         98050473456
670126        TRAILER        IN        93        STK        1S12E9538PE359444        BW         CO         CO         98050473458
670127        TRAILER        IN        93        STK        1S12E953XPE359445        BW         CO         CO         98050473460
670128        TRAILER        IN        93        STK        1S12E9531PE359446        BW         CO         CO         98050473462
670129        TRAILER        IN        93        STK        1S12E9533PE359447        BW         CO         CO         98050473464
670130        TRAILER        IN        93        STK        1S12E9535PE359448        BW         CO         CO         98050473466
670131        TRAILER        IN        93        STK        1S12E9537PE359449        BW         CO         CO         98050473467
670132        TRAILER        IN        93        STK        1S12E9533PE359450        BW         CO         CO         98050473469
670133        TRAILER        IN        93        STK        1S12E9535PE359451        BW         CO         CO         98050473471
670134        TRAILER        IN        93        STK        1S12E9537PE359452        BW         CO         CO         98050473357
670135        TRAILER        IN        93        STK        1S12E9539PE359453        BW         CO         CO         98050473361
670136        TRAILER        IN        93        STK        1S12E9530PE359454        BW         CO         CO         98050473365
670137        TRAILER        IN        93        STK        1S12E9532PE359455        BW         CO         CO         98050473370
670138        TRAILER        IN        93        STK        1S12E9534PE359456        BW         CO         CO         98050473376
670139        TRAILER        IN        93        STK        1S12E9536PE359457        BW         CO         CO         98050473382
670140        TRAILER        IN        93        STK        1S12E9538PE359458        BW         CO         CO         98050473388
670141        TRAILER        IN        93        STK        1S12E953XPE359459        BW         CO         CO         98050473393
670142        TRAILER        IN        93        STK        1S12E9536PE359460        BW         CO         CO         98050473399
670143        TRAILER        IN        93        STK        1S12E9538PE359461        BW         CO         CO         98050473829
670144        TRAILER        IN        93        STK        1S12E953XPE359462        BW         CO         CO         98050473831
670145        TRAILER        IN        93        STK        1S12E9531PE359463        BW         CO         CO         98050473834
670146        TRAILER        IN        93        STK        1S12E9533PE359464        BW         CO         CO         98050473836
670147        TRAILER        IN        93        STK        1S12E9535PE359465        BW         CO         CO         98050473839
670148        TRAILER        IN        93        STK        1S12E9537PE359466        BW         CO         CO         98050473844
670149        TRAILER        IN        93        STK        1S12E9539PE359467        BW         CO         CO         98050473847
670150        TRAILER        IN        93        STK        1S12E9530PE359468        BW         CO         CO         98050473849
670151        TRAILER        IN        93        STK        1S12E9532PE359469        BW         CO         CO         98050473851

LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                     LIC                     SERIAL                              TITLE
 UNIT      TYPE      ST    YR    MAKE        NUMBER         DIV   SUB   FC      NUMBER
 ----      ----      ---   --    ----        ------         ---   ---   --      ------
670152   TRAILER     IN     93   STK    1S12E9539PE359470   BW    CO    CO    98050473854
670153   TRAILER     IN     93   STK    1S12E9530PE359471   BW    CO    CO    98050473857
670154   TRAILER     IN     93   STK    1S12E9532PE359472   BW    CO    CO    98050473860
670155   TRAILER     IN     93   STK    1S12E9534PE359473   BW    CO    CO    98050473862
670156   TRAILER     IN     93   STK    1S12E9536PE359474   BW    CO    CO    98050473864
670157   TRAILER     IN     93   STK    1S12E9538PE359475   BW    CO    CO    98050473867
670158   TRAILER     IN     93   STK    1S12E953XPE359476   BW    CO    CO    98050473869
670225   TRAILER     IN     96   STN    1DW1A5321TS034401   BW    CO    CO    98050473760
670226   TRAILER     IN     96   STN    1DW1A5323TS034402   BW    CO    CO    98050473763
670227   TRAILER     IN     96   STN    1DW1A5325TS034403   BW    CO    CO    98050473766
670228   TRAILER     IN     96   STN    1DW1A5327TS034404   BW    CO    CO    98050473770
670229   TRAILER     IN     96   STN    1DW1A5329TS034405   BW    CO    CO    98050473773
670230   TRAILER     IN     96   STN    1DW1A5320TS034406   BW    CO    CO    98050473777
670231   TRAILER     IN     97   KTY    1KKVA5321VL108877   BW    CO    CO    98050473781
670232   TRAILER     IN     97   KTY    1KKVA5323VL108878   BW    CO    CO    98050473784
670233   TRAILER     IN     97   KTY    1KKVA5325VL108879   BW    CO    CO    98050473787
670234   TRAILER     IN     97   KTY    1KKVA5321VL108880   BW    CO    CO    98050473789
670235   TRAILER     IN     97   KTY    1KKVA5323VL108881   BW    CO    CO    98050473791
670236   TRAILER     IN     97   KTY    1KKVA5325VL108882   BW    CO    CO    98050473793
670237   TRAILER     IN     97   KTY    1KKVA5327VL108883   BW    CO    CO    98050473798
670238   TRAILER     IN     97   KTY    1KKVA5329VL108884   BW    CO    CO    98050473801
670239   TRAILER     IN     97   KTY    1KKVA5320VL108885   BW    CO    CO    98050473804
670240   TRAILER     IN     97   KTY    1KKVA5322VL108886   BW    CO    CO    98050473806
670241   TRAILER     IN     97   KTY    1KKVA5324VL108887   BW    CO    CO    98050473808
670242   TRAILER     IN     97   KTY    1KKVA5326VL108888   BW    CO    CO    98050473810
670243   TRAILER     IN     97   KTY    1KKVA5328VL108889   BW    CO    CO    98050473812
670244   TRAILER     IN     97   KTY    1KKVA5324VL108890   BW    CO    CO    98050473815
670245   TRAILER     IN     97   KTY    1KKVA5326VL108891   BW    CO    CO    98050473819
670246   TRAILER     IN     97   KTY    1KKVA5328VL108892   BW    CO    CO    98050473821
670247   TRAILER     IN     97   KTY    1KKVA532XVL108893   BW    CO    CO    98050473822
670248   TRAILER     IN     97   KTY    1KKVA5321VL108894   BW    CO    CO    98050473823
670249   TRAILER     IN     97   KTY    1KKVA5323VL108895   BW    CO    CO    98050473826
670250   TRAILER     IN     97   KTY    1KKVA5325VL108896   BW    CO    CO    98050473372
670251   TRAILER     IN     97   KTY    1KKVA5327VL108897   BW    CO    CO    98050473378
670252   TRAILER     IN     97   KTY    1KKVA5329VL108898   BW    CO    CO    98050473383
670253   TRAILER     IN     97   KTY    1KKVA5320VL108899   BW    CO    CO    98050473387
670254   TRAILER     IN     97   KTY    1KKVA5323VL108900   BW    CO    CO    98050473392
670255   TRAILER     IN     97   KTY    1KKVA5325VL108901   BW    CO    CO    98050473397
670256   TRAILER     IN     97   KTY    1KKVA5327VL108902   BW    CO    CO    98050473401
670257   TRAILER     IN     97   KTY    1KKVA5329VL108903   BW    CO    CO    98050473404
670258   TRAILER     IN     97   KTY    1KKVA5320VL108904   BW    CO    CO    98050473406
670259   TRAILER     IN     97   KTY    1KKVA5322VL108905   BW    CO    CO    98050475408
670260   TRAILER     IN     97   KTY    1KKVA5324VL108906   BW    CO    CO    98050473409
670261   TRAILER     IN     97   KTY    1KKVA5326VL108907   BW    CO    CO    98050473410
670262   TRAILER     IN     97   KTY    1KKVA5328VL108908   BW    CO    CO    98050473411
670263   TRAILER     IN     97   KTY    1KKVA532XVL108909   BW    CO    CO    98050473412
670264   TRAILER     IN     97   KTY    1KKVA5326VL108910   BW    CO    CO    98050473413
670265   TRAILER     IN     97   KTY    1KKVA5328VL108911   BW    CO    CO    98050473414
670266   TRAILER     IN     97   STK    1S12E9537VE422028   BW    CO    CO    98050473415
670267   TRAILER     IN     97   STK    1S12E9539VE422029   BW    CO    CO    98050473416

LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                   LIC               SERIAL                               TITLE
 UNIT     TYPE     ST    YR    MAKE  NUMBER              DIV   SUB  FC    NUMBER
 ----     ----     --    --    ----  ------              ---   ---  --    ------
670268   TRAILER   IN    97    STK   1S12E9535VE422030   BW    CO   CO    98050473417
670269   TRAILER   IN    97    STK   1S12E9537VE422031   BW    CO   CO    98050473418
670270   TRAILER   IN    97    STK   1S12E9539VE422032   BW    CO   CO    98050473419
670271   TRAILER   IN    97    STK   1S12E9530VE422033   BW    CO   CO    98050473420
670272   TRAILER   IN    97    STK   1S12E9532VE422034   BW    CO   CO    98050473421
670273   TRAILER   IN    97    STK   1S12E9534VE422035   BW    CO   CO    98050473422
670274   TRAILER   IN    97    STK   1S12E9536VE422036   BW    CO   CO    98050473423
670275   TRAILER   IN    97    STK   1S12E9538VE422037   BW    CO   CO    98050473424
670276   TRAILER   IN    97    STK   1S12E953XVE422038   BW    CO   CO    98050473425
670277   TRAILER   IN    97    STK   1S12E9531VE422039   BW    CO   CO    98050473426
670278   TRAILER   IN    97    STK   1S12E9538VE422040   BW    CO   CO    98050473427
670279   TRAILER   IN    97    STK   1S12E953XVE422041   BW    CO   CO    98050473428
670280   TRAILER   IN    97    STK   1S12E9531VE422042   BW    CO   CO    98050473429
670281   TRAILER   IN    97    STK   1S12E9533VE422043   BW    CO   CO    98050473430
670282   TRAILER   IN    97    STK   1S12E9535VE422044   BW    CO   CO    98050473431
670283   TRAILER   IN    97    STK   1S12E9537VE422045   BW    CO   CO    98050473432
670284   TRAILER   IN    97    STK   1S12E9539VE422046   BW    CO   CO    98050473433
670285   TRAILER   IN    97    STK   1S12E9530VE422047   BW    CO   CO    98050473434
670286   TRAILER   IN    97    STK   1S12E9532VE422048   BW    CO   CO    98050473437
670287   TRAILER   IN    97    STK   1S12E9534VE422049   BW    CO   CO    98050473439
670288   TRAILER   IN    97    STK   1S12E9530VE422050   BW    CO   CO    98050473442
670289   TRAILER   IN    97    STK   1S12E9532VE422051   BW    CO   CO    98050473444
670290   TRAILER   IN    97    STK   1S12E9534VE422052   BW    CO   CO    98050473446
670291   TRAILER   IN    97    STK   1S12E9536VE422053   BW    CO   CO    98050473448
670292   TRAILER   IN    97    STK   1S12E9538VE422054   BW    CO   CO    98050473450
670293   TRAILER   IN    97    STK   1S12E953XVE422055   BW    CO   CO    98050473452
670294   TRAILER   IN    97    STK   1S12E9531VE422056   BW    CO   CO    98050473454
670295   TRAILER   IN    97    STK   1S12E9533VE422057   BW    CO   CO    98050473457
670296   TRAILER   IN    97    STK   1S12E9535VE422058   BW    CO   CO    98050473459
670297   TRAILER   IN    97    STK   1S12E9537VE422059   BW    CO   CO    98050473461
670298   TRAILER   IN    97    STK   1S12E9533VE422060   BW    CO   CO    98050473463
670299   TRAILER   IN    97    STK   1S12E9535VE422061   BW    CO   CO    98050473465
670300   TRAILER   IN    97    STK   1S12E9537VE422062   BW    CO   CO    98050473468
670301   TRAILER   IN    97    STK   1S12E9539VE422063   BW    CO   CO    98050473470
670302   TRAILER   IN    97    STK   1S12E9530VE422064   BW    CO   CO    98050473472
670303   TRAILER   IN    97    STK   1S12E9532VE422065   BW    CO   CO    98050473474
670304   TRAILER   IN    97    STK   1S12E9534VE422066   BW    CO   CO    98050473477
670305   TRAILER   IN    97    STK   1S12E9536VE422067   BW    CO   CO    98050473482
670306   TRAILER   IN    97    STK   1S12E9538VE422068   BW    CO   CO    98050473484
670307   TRAILER   IN    97    STK   1S12E953XVE422069   BW    CO   CO    98050473487
670308   TRAILER   IN    97    STK   1S12E9536VE422070   BW    CO   CO    98050473489
670409   TRAILER   IN    94    STN   1DW1A532XRS835000   BW    CO   CO    98050473490
670410   TRAILER   IN    94    STN   1DW1A5321RS835001   BW    CO   CO    98050473492
670411   TRAILER   IN    94    STN   1DW1A5323RS835002   BW    CO   CO    98050473493
670412   TRAILER   IN    94    STN   1DW1A5325RS835003   BW    CO   CO    98050473496
670413   TRAILER   IN    94    STN   1DW1A5327RS835004   BW    CO   CO    98050473498
670414   TRAILER   IN    94    STN   1DW1A5329RS835005   BW    CO   CO    98050473500
670415   TRAILER   IN    94    STN   1DW1A5320RS835006   BW    CO   CO    98050473502
670416   TRAILER   IN    94    STN   1DW1A5322RS835007   BW    CO   CO    98050473503
670417   TRAILER   IN    94    STN   1DW1A5324RS835008   BW    CO   CO    98050473505

        LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                   LIC                              SERIAL                                         TITLE
 UNIT    TYPE       ST         YR      MAKE         NUMBER             DIV        SUB      FC     NUMBER
------  -------  --------   --------   ----  ---------------------   --------   --------   ---  -----------
670418  TRAILER     IN         94      STN       1DW1A5326RS835009      BW         CO      CO   98050473507
670419  TRAILER     IN         94      STN       1DW1A5322RS835010      BW         CO      CO   98050473508
670420  TRAILER     IN         94      STN       1DW1A5324RS835011      BW         CO      CO   98050473510
670421  TRAILER     IN         94      STN       1DW1A5326RS835012      BW         CO      CO   98050473523
670422  TRAILER     IN         94      STN       1DW1A5328RS835013      BW         CO      CO   98050473524
670423  TRAILER     IN         94      STN       1DW1A532XRS835014      BW         CO      CO   98050473526
670424  TRAILER     IN         94      STN       1DW1A5321RS835015      BW         CO      CO   98050473530
670425  TRAILER     IN         94      STN       1DW1A5323RS835016      BW         CO      CO   98050473532
670426  TRAILER     IN         94      STN       1DW1A5325RS835017      BW         CO      CO   98050473535
670427  TRAILER     IN         94      STN       1DW1A5327RS835018      BW         CO      CO   98050473539
670428  TRAILER     IN         94      STN       1DW1A5329RS835019      BW         CO      CO   98050473541
670429  TRAILER     IN         94      STN       1DW1A5325RS835020      BW         CO      CO   98050473544
670430  TRAILER     IN         94      STN       1DW1A5327RS835021      BW         CO      CO   98050473547
670431  TRAILER     IN         94      STN       1DW1A5329RS835022      BW         CO      CO   98050473550
670432  TRAILER     IN         94      STN       1DW1A5320RS835023      BW         CO      CO   98050473553
670433  TRAILER     IN         94      STN       1DW1A5322RS835024      BW         CO      CO   98050473554
670434  TRAILER     IN         94      STN       1DW1A5324RS835025      BW         CO      CO   98050473556
670435  TRAILER     IN         94      STN       1DW1A5326RS835026      BW         CO      CO   98050473558
670436  TRAILER     IN         94      STN       1DW1A5328RS835027      BW         CO      CO   98050473560
670437  TRAILER     IN         94      STN       1DW1A532XRS835028      BW         CO      CO   98050473563
670438  TRAILER     IN         94      STN       1DW1A5321RS835029      BW         CO      CO   98050473566
670439  TRAILER     IN         94      STN       1DW1A5328RS835030      BW         CO      CO   98050473568
670441  TRAILER     IN         94      STN       1DQ1A5321RS835032      BW         CO      CO   98050473571
670442  TRAILER     IN         94      STN       1DW1A5323RS835033      BW         CO      CO   98050473574
670443  TRAILER     IN         94      STN       1DW1A5325RS835034      BW         CO      CO   98050473577
670444  TRAILER     IN         94      STN       1DW1A5327RS835035      BW         CO      CO   98050473579
670445  TRAILER     IN         94      STN       1DW1A5329RS835036      BW         CL      LA   98050473582
670446  TRAILER     IN         94      STN       1DW1A5320RS835037      BW         CO      CO   98050473584
670447  TRAILER     IN         94      STN       1DW1A5322RS835038      BW         CO      CO   98050473587
670448  TRAILER     IN         94      STN       1DW1A5324RS835039      BW         CO      CO   98050473590
670449  TRAILER     IN         94      STN       1DW1A5320RS835040      BW         CO      CO   98050473593
670450  TRAILER     IN         94      STN       1DW1A5322RS835041      BW         CO      CO   98050473596
670451  TRAILER     IN         94      STN       1DW1A5324RS835042      BW         CO      CO   98050473602
670452  TRAILER     IN         94      STN       1DW1A5326RS835043      BW         CO      CO   98050473604
670453  TRAILER     IN         94      STN       1DW1A5328RS835044      BW         CO      CO   98050473607
670454  TRAILER     IN         94      STN       1DW1A532XRS835045      BW         CO      CO   98050473608
670455  TRAILER     IN         94      STN       1DW1A5321RS835046      BW         CO      CO   98050473612
670456  TRAILER     IN         94      STN       1DW1A5323RS835047      BW         CO      CO   98050473615
670457  TRAILER     IN         94      STN       1DW1A5325RS835048      BW         CO      CO   98050473618
670458  TRAILER     IN         94      STN       1DW1A5327RS835049      BW         CO      CO   98050473621
670459  TRAILER     IN         94      STN       1DW1A5323RS835050      BW         CO      CO   98050473625
670460  TRAILER     IN         94      STN       1DW1A5325RS835051      BW         CO      CO   98050473627
670461  TRAILER     IN         94      STN       1DW1A5327RS835052      BW         CO      CO   98050473630
670462  TRAILER     IN         94      STN       1DW1A5329RS835053      BW         CO      CO   98050473634
670463  TRAILER     IN         94      STN       1DW1A5320RS835054      BW         CO      CO   98050473637
670464  TRAILER     IN         94      STN       1DW1A5322RS835055      BW         CO      CO   98050473639
670465  TRAILER     IN         94      STN       1DW1A5324RS835056      BW         CO      CO   98050473642
670466  TRAILER     IN         94      STN       1DW1A5326RS835057      BW         CO      CO   98050473646
670467  TRAILER     IN         94      STN       1DW1A5328RS835058      BW         CO      CO   98050473651
670468  TRAILER     IN         94      STN       1DW1A532XRS835059      BW         CO      CO   98050473654

LIST OF NORTH AMERICAN VAN LINES TITLED EQUIPMENT AS OF 10/30/99

                   LIC               SERIAL                               TITLE
 UNIT     TYPE     ST    YR    MAKE  NUMBER              DIV   SUB  FC    NUMBER
 ----     ----     --    --    ----  ------              ---   ---  --    ------
670469   TRAILER   IN    94    STN   1DW1A5326RS835060   BW    CO   CO    98050473656
670470   TRAILER   IN    94    STN   1DW1A5328RS835061   BW    CO   CO    98050473659
670471   TRAILER   IN    94    STN   1DW1A532XRS835062   BW    CO   CO    98050473661
670472   TRAILER   IN    94    STN   1DW1A5321RS835063   BW    CO   CO    98050473664
670473   TRAILER   IN    94    STN   1DW1A5323RS835064   BW    CO   CO    98050473666
670474   TRAILER   IN    94    STN   1DW1A5325RS835065   BW    CO   CO    98050473667
670475   TRAILER   IN    94    STN   1DW1A5327RS835066   BW    CO   CO    98050473669
670476   TRAILER   IN    94    STN   1DW1A5329RS835067   BW    CO   CO    98050473673
670477   TRAILER   IN    94    STN   1DW1A5320RS835068   BW    CO   CO    98050473676
670478   TRAILER   IN    94    STN   1DW1A5322RS835069   BW    CO   CO    98050473677
670479   TRAILER   IN    94    STN   1DW1A5329RS835070   BW    CO   CO    98050473680
670480   TRAILER   IN    94    STN   1DW1A5320RS835071   BW    CO   CO    98050473683
670481   TRAILER   IN    94    STN   1DW1A5322RS835072   BW    CO   CO    98050473685
670482   TRAILER   IN    94    STN   1DW1A5324RS835073   BW    CO   CO    98050473688
670483   TRAILER   IN    94    STN   1DW1A5326RS835074   BW    CO   CO    98050473690
670484   TRAILER   IN    94    STN   1DW1A5328RS835075   BW    CO   CO    98050473693
670485   TRAILER   IN    94    STN   1DW1A532XRS835076   BW    CO   CO    98050473695
670486   TRAILER   IN    94    STN   1DW1A5321RS835077   BW    CO   CO    98050473697
670487   TRAILER   IN    94    STN   1DW1A5323RS835078   BW    CO   CO    98050473699
670488   TRAILER   IN    94    STN   1DW1A5325RS835079   BW    CO   CO    98050473701
670489   TRAILER   IN    94    STN   1DW1A5321RS835080   BW    CO   CO    98050473704
670490   TRAILER   IN    94    STN   1DW1A5323RS835081   BW    CO   CO    98050473706
670491   TRAILER   IN    94    STN   1DW1A5325RS835082   BW    CO   CO    98050473708
670492   TRAILER   IN    94    STN   1DW1A5327RS835083   BW    CO   CO    98050473710
670493   TRAILER   IN    94    STN   1DW1A5329RS835084   BW    CO   CO    98050473712
670494   TRAILER   IN    94    STN   1DW1A5320RS835085   BW    CO   CO    98050473715

ALLIED VAN LINES
HHO Shuttle Fleet Trailers
Acct #123505 & 605-2810


YEAR        AVL #         MAKE         VIN #
----        -----       --------       -----

1980        72847       Kentucky       60455
1980        72848       Kentucky       60450
1980        72849       Kentucky       60451
1980        72850       Kentucky       60454


COUNT OF NAVL TITLED UNITS AS OF 10/30/99

                   UNIT
TYPE              COUNT
----              -----
DOLLY               17
-----------------------
ST. TRUCK           12
-----------------------
TRACTOR             52
-----------------------
TRAILER           2645
-----------------------

TOTAL             2726

-------------------------------------------------------------------------------
          SPECIAL PRODUCTS TRAILERS & ACCUMULATED DEPRECIATION
                    #123505-2813 & #123605-2813
                         SEPTEMBER, 1999
-------------------------------------------------------------------------------

          MODEL                                           DATE
COUNT      YEAR     AVL #             VIN #             ACQUIRED     STATE
-----     -----     -----    ----------------------     --------     -----
  1        1983     63777    1KKVE4829DL000688           Mar-83        IL
  2        1983     63778    1KKVE4528DL000654           Mar-83        IL
  3        1985     60688    1KKVE4822FL074635           May-88        IL
  4        1985     60718    1KKVE4826FL074640           May-88        IL
  5        1985     60722    1KKVE4828FL074641           May-88        IL
  6        1986     64590    1KKVE4824GL076131           Jul-93        IL
  7        1986     64592    1KKVE4828GL076133           Jul-93        IL
  8        1986     64599    1KKVE4825GL076140           Jul-93        IL
  9        1986     64600    1KKVE4827GL076141           Jul-93        IL
 10        1986     64601    1KKVE4829GL076142           Jul-93        IL
 11        1986     64612    1KKVE4823GL076153           May-88        IL
 12        1986     64621    1KKVE4824GL076162           May-88        IL
 13        1986     64626    1KKVE4823GL076167           Mar-93        IL
 14        1987     64680    1KKVE482XHL078144           Mar-93        IL
 15        1989     71566    1KKVE4829KL083861           Feb-96        IL
 16        1989     71601    1KKVE4822K1083796           Feb-96        IL
 17        1989     71602    1KKVE4824KL083797           Feb-96        IL
 18        1989     71603    1KKVE4826K1083798           Feb-96        IL
 19        1989     71604    1KKVE4828KL083799           Feb-96        IL
 20        1989     71605    1KKVE4820KL083800           Feb-96        IL
 21        1989     71606    1KKVE4822KL083801           Feb-96        IL
 22        1989     71607    1KKVE4824KL083802           Feb-96        IL
 23        1989     71608    1KKVE4826KL083803           Feb-96        IL
 24        1989     71609    1KKVE4828KL083804           Feb-96        IL
 25        1989     71610    1KKVE482XKL083805           Feb-96        IL
 26        1989     71611    1KKVE4821KL083806           Feb-96        IL
 27        1989     71612    1KKVE4823KL083807           Feb-96        IL
 28        1989     71613    1KKVE4825KL083808           Feb-96        IL
 29        1989     71614    1KKVE4827KL083809           Feb-96        IL
 30        1989     71615    1KKVE4823KL083810           Feb-96        IL
 31        1989     71616    1KKVE4825KL083811           Feb-96        IL
 32        1989     71617    1KKVE4827KL083812           Feb-96        IL
 33        1989     71618    1KKVE4829KL083813           Feb-96        IL
 34        1989     71619    1KKVE4820KL083814           Feb-96        IL
 35        1989     71620    1KKVE4822KL083815           Feb-96        IL
 36        1989     71621    1KKVE4824KL083816           Feb-96        IL
 37        1989     71622    1KKVE4826KL083817           Feb-96        IL
 38        1989     71623    1KKVE4828KL083818           Feb-96        IL
 39        1989     71624    1KKVE482XKL083819           Feb-96        IL
 40        1989     71625    1KKVE4826KL083820           Feb-96        IL
 41        1989     71626    1KKVE4828KL083821           Feb-96        IL
 42        1989     71627    1KKVE482XKL083822           Feb-96        IL
 43        1989     71628    1KKVE4821KL083823           Feb-96        IL
 44        1989     71629    1KKVE4823KL083824           Feb-96        IL
 45        1989     71630    1KKVE4825KL083825           Feb-96        IL
 46        1989     71631    1KKVE4827KL083826           Feb-96        IL
 47        1989     71632    1KKVE4829KL083827           Feb-96        IL
 48        1989     71633    1KKVE4820KL083828           Feb-96        IL
 49        1989     71634    1KKVE4822KL083829           Feb-96        IL
 50        1989     71635    1KKVE4829KL083830           Feb-96        IL
 51        1989     71636    1KKVE4820KL083831           Feb-96        IL
 52        1989     71637    1KKVE4822KL083832           Feb-96        IL
 53        1989     71638    1KKVE4824KL083833           Feb-96        IL
 54        1989     71639    1KKVE4826KL083834           Feb-96        IL
 55        1989     71640    1KKVE4828KL083835           Feb-96        IL
 56        1989     71641    1KKVE482XKL083836           Feb-96        IL
 57        1989     71642    1KKVE4821KL083837           Feb-96        IL
 58        1989     71643    1KKVE4823KL083838           Feb-96        IL
 59        1989     71644    1KKVE4825KL083839           Feb-96        IL
 60        1989     71645    1KKVE4821KL083840           Feb-96        IL
 61        1989     71646    1KKVE4823KL083841           Feb-96        IL
 62        1989     71647    1KKVE4825KL083842           Feb-96        IL
 63        1989     71648    1KKVE4827KL083843           Feb-96        IL
 64        1989     71649    1KKVE4829KL083844           Feb-96        IL
 65        1989     71650    1KKVE4820KL083845           Feb-96        IL
 66        1989     71651    1KKVE4822KL083846           Feb-96        IL
 67        1989     71652    1KKVE4824KL083847           Feb-96        IL
 68        1989     71653    1KKVE4826KL083848           Feb-96        IL
 69        1989     71654    1KKVE4828KL083849           Feb-96        IL
 70        1989     71655    1KKVE4824KL083850           Feb-96        IL
 71        1989     71656    1KKVE4826KL083851           Feb-96        IL
 72        1989     71657    1KKVE4828KL083852           Feb-96        IL
 73        1989     71658    1KKVE482XKL083853           Feb-96        IL
 74        1989     71659    1KKVE4821KL083854           Feb-96        IL
 75        1989     71660    1KKVE4823KL083855           Feb-96        IL
 76        1989     71661    1KKVE4825KL083856           Feb-96        IL
 77        1989     71662    1KKVE4827KL083857           Feb-96        IL
 78        1989     71663    1KKVE4829KL083858           Feb-96        IL

ALLIED
VAN
LINES
VEHICLES


YEAR                      DESCRIPTION                       VIN#                 STATE
1996          Ford/Goshen Pacer LTD - Shuttle Bus     1FDJE30H7THB51500          IL
1996                Dodge Cargo Van - 1500 Series     2B4HB15X4TK123910          IL
1998                             Plymouth Voyager     2P4FH4134JR536911          IL

-------------------------------------------------------------------------------
          SPECIAL PRODUCTS TRAILERS & ACCUMULATED DEPRECIATION
                    #123505-2813 & #123605-2813
                         SEPTEMBER, 1999
-------------------------------------------------------------------------------

          MODEL                                           DATE
COUNT      YEAR     AVL #             VIN #             ACQUIRED     STATE
-----     -----     -----    ----------------------     --------     -----
157        1998     73448    1KKVE5322WL112670           Apr-98        IL
158        1998     73449    1KKVE5324WL112671           Apr-98        IL
159        1998     73450    1KKVE5326WL112672           Apr-98        IL
160        1998     73451    2KKVE5328WL112673           Apr-98        IL
161        1998     61436    1KKVE5323WL113441           Apr-98        IL
162        1998     62204    1KKVE5325WL113439           Apr-98        IL
163        1998     62218    1KKVE5321WL113440           Apr-98        IL
164        1998     62202    1KKVE5323WL113438           Apr-98        IL
165        1999     62127    1KKVE532XXL115155           Mar-99        IL
-------------------------------------------------------------------------------
165
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
          SPECIAL PRODUCTS TRAILERS & ACCUMULATED DEPRECIATION
                    #123505-2813 & #123605-2813
                         SEPTEMBER, 1999
-------------------------------------------------------------------------------

          MODEL                                           DATE
COUNT      YEAR     AVL #             VIN #             ACQUIRED     STATE
-----     -----     -----    ----------------------     --------     -----
 79        1989     71664    1KKVE4820KL083859           Feb-96        IL
 80        1989     71665    1KKVE4827KL083860           Feb-96        IL
 81        1989     71667    1KKVE4820KL083862           Feb-96        IL
 82        1989     71668    1KKVE4822KL083863           Feb-96        IL
 83        1989     71669    1KKVE4824KL083864           Feb-96        IL
 84        1989     71670    1KKVE4826KL083865           Feb-96        IL
 85        1989     71671    1KKVE4828KL083866           Feb-96        IL
 86        1989     71672    1KKVE482XKL083867           Feb-96        IL
 87        1989     71673    1KKVE4821KL083868           Feb-96        IL
 88        1989     71674    1KKVE4823KL083869           Feb-96        IL
 89        1989     71675    1KKVE482XKL083870           Feb-96        IL
 90        1989     71676    1KKVE4821KL083871           Feb-96        IL
 91        1989     71677    1KKVE4823KL083872           Feb-96        IL
 92        1989     71678    1KKVE4825KL083873           Feb-96        IL
 93        1989     71679    1KKVE4827KL083874           Feb-96        IL
 94        1989     71680    1KKVE4829KL083875           Feb-96        IL
 95        1989     71681    1KKVE4820KL083876           Feb-96        IL
 96        1989     71682    1KKVE822KL083877            Feb-96        IL
 97        1989     71683    1KKVE4824KL083878           Feb-96        IL
 98        1989     71684    1KKVE4826KL083879           Feb-96        IL
 99        1989     71685    1KKVE4822KL083880           Feb-96        IL
100        1989     71686    1KKVE4824KL083881           Feb-96        IL
101        1989     71687    1KKVE4826KL083882           Feb-96        IL
102        1989     71688    1KKVE4828KL083883           Feb-96        IL
103        1995     72418    1KKVE4823SL101478           Jan-95        IL
104        1995     72419    1KKVE4825SL101479           Jan-95        IL
105        1995     72420    1KKVE4821SL101480           Jan-95        IL
106        1995     72421    1KKVE4823SL101481           Oct-94        IL
107        1995     72422    1KKVE4825SL101482           Nov-94        IL
108        1995     72423    1KKVE4827SL101483           Oct-94        IL
109        1995     72424    1KKVE4829SL101484           Jan-95        IL
110        1995     72425    1KKVE4820SL101485           Jan-95        IL
111        1995     72426    1KKVE4822SL101486           Oct-94        IL
112        1995     72427    1KKVE4824SL101487           Nov-94        IL
113        1995     72428    1KKVE4828SL101508           Dec-94        IL
114        1995     72429    1KKVE482XSL101509           Dec-94        IL
115        1995     72430    1KKVE4826SL101510           Dec-94        IL
116        1995     72431    1KKVE4828SL101511           Dec-94        IL
117        1995     72432    1KKVE482XSL101512           Dec-94        IL
118        1995     72433    1KKVE4824SL100730           Oct-94        IL
119        1995     72434    1KKVE4826SL100731           Oct-94        IL
120        1995     72435    1KKVE4828SL100732           Oct-94        IL
121        1995     72436    1KKVE482XSL100733           Nov-94        IL
122        1995     72437    1KKVE4821SL100734           Oct-94        IL
123        1995     72439    1KKVE4826SL101474           Nov-94        IL
124        1995     72440    1KKVE4828SL101475           Nov-94        IL
125        1995     72441    1KKVE482XSL101476           Nov-94        IL
126        1995     72442    1KKVE4821SL101477           Dec-94        IL
127        1995     72443    1KKVE4829SL101503           Dec-94        IL
128        1995     72444    1KKVEJ820SL101504           Dec-94        IL
129        1995     72445    1KKVE4822SL101505           Dec-94        IL
130        1995     72446    1KKVE4824SL101506           Dec-94        IL
131        1995     72447    1KKVE4826SL101507           Dec-94        IL
132        1995     72448    1KKVE4827SL101533           Dec-94        IL
133        1995     72449    1KKVE4829SL101534           Jan-95        IL
134        1995     72450    1KKVE4820SL101535           Jan-95        IL
135        1995     72451    1KKVE4822SL101536           Jan-95        IL
136        1995     72452    1KKVE4824SL101537           Jan-95        IL
137        1995     72453    1KKVE4820SL100725           Oct-94        IL
138        1995     72454    1KKVE4822SL100726           Nov-94        IL
139        1995     72455    1KKVE4824SL100727           Nov-94        IL
140        1995     72456    1KKVE4826SL100728           Nov-94        IL
141        1995     72457    1KKVE4828SL100729           Nov-94        IL
142        1996     73172    4FGL5320XTA964451           Sep-96        IL
143        1996     73194    4FGL53207TA967596           Sep-96        IL
144        1984     53935    1KKVE4522EL068532           Jul-97        IL
145        1993     52133    1KKVE4826PL093626           Nov-97        IL
146        1993     52225    1KKVE4828PL093627           Nov-97        IL
147        1993     62234    1KKVE482XPL093628           Nov-97        IL
148        1993     62272    1KKVE4821PL093629           Nov-97        IL
149        1993     52397    1KKVE4828PL093630           Nov-97        IL
150        1993     52506    1KKVE482XPL093631           Nov-97        IL
151        1993     52545    1KKVE4821PL093632           Nov-97        IL
152        1993     52568    1KKVE4823PL093633           Nov-97        IL
153        1993     52586    1KKVE4825PL093634           Nov-97        IL
154        1993     52680    1KKVE4827PL093635           Nov-97        IL
155        1998     73446    1KKVE5324WL112668           Apr-98        IL
156        1998     73447    1KKVE5326WL112669           Apr-98        IL

ALLIED VAN LINES EQUIPMENT LEASED TO AGENTS OR USED IN SHUTTLE

AGENT                                                                                          VEH
CODE                      AGENT NAME                      AVL #             VIN #              TYPE        LEASE #       STATE
-----        --------------------------------------       -----       -----------------       ------       -------       -----
11870        WILLIAM E. CONDON JR.                        34011       1XKADB9X4RJ632628        KW           22278
14761        WILLIAM CLIFTON                              33061       1XKWD49X1XJ815497        KW           22290          IL
20287        KEVIN T. UNDERHILL, SR.                      34190       1HSRUAHR1VH417227        IHCT         22285          IL
21829        JEFFREY A. FISHER                            31500       4VG7DAJK0XN231901        VOLVO        22293          IL
23098        MARC J. QUIRION                              36014       2FUYDXYB7TA619346        FRTLR        22284          IL
34825        GEORGE RANSON                                31318       4VG7DAJJ5XN791405        VOLVO        22292          IL
0049-0       ASTRO MOVING & STORAGE                       72496       1KKVE4823SL101545        KY48F        20396          IL
0049-0       ASTRO MOVING & STORAGE CO., INC.             72707       1KKVE4828SL102299        KY48F        20432          IL
0049-0       ASTRO MOVING & STORAGE                       72709       1KKVE4822SL102301        KY48F        20467          IL
0049-0       ASTRO MOVING & STORAGE                       73170       4FGL5320XTA964062        FL53F        20526          IL
0049-0       ASTRO MOVING & STORAGE CO., INC.             63011       1KKVE5124WL112964        KY51F        20637          IL
0049-0       ASTRO MOVING & STORAGE CO., INC.             60935       1KKVE5123XL114349        KY51F        20655          IL
0049-0       ASTRO MOVING & STORAGE CO., INC.             62481       1KKVE5327XL115453        KY53F        20657          IL
0053-0       ASTRO LAW'S MOVING & STORAGE                 63074       1KKVE5128WL112965        KY51F        20638          IL
0053-0       ASTRO LAW'S MOVING & STORAGE                 60967       1KKVE512XXL114350        KY51F        20650          IL
0053-0       ASTRO LAW'S MOVING & STORAGE                 71007       1KKVE5323XL115613        KY53F        20699
0053-0       ASTRO LAW'S MOVING & STORAGE                 71171       1KKVE5322XL115618        KY53F        20702          IL
0065-0       AMBASSADOR MOVING & STORAGE                  60894       1KKVE5121XL114348        KY51F        20654
0078-0       ASSOCIATED MOVING & STORAGE CO., INC.        72780       1KKVE5022TL108976        KY50F        20481          IL
0078-0       ASSOCIATED MOVING & STORAGE CO., INC.        72781       1KKVE5024TL105977        KY50F        20482          IL
0131-0       BURNETT MOVING & STORAGE, INC.               23890       1FV6HFAA1XMB62624        FRTST        24082
0137-0       BLOCKER TRANSFER & STORAGE CO., INC.         73372       4FGL53201VA966205        FL53F        20602          IL
0137-0       BLOCKER TRANSFER & STORAGE CO., INC.         73373       4FGL53203VA966206        FL53F        20603          IL
0422-0       CHAMPION MOVING & STORAGE, INC.              73191       4FG151207TA964444        FL51F        20667          IL
0422-0       CHAMPION MOVING & STORAGE, INC.              73177       1FG151207TA964430        FL51F        20668          IL
0510-0       A-1 ORLANDO MOVING & STORAGE, INC.           73363       1KKVE4828VL109838        KY48S        20669          IL
0510-0       A-1 ORLANDO MOVING & STORAGE, INC.           73490       4FGL51205TA964443        FL51F        20670          IL
0512-0       TREDWAYS MOVING & STORAGE, INC.              72608       1KKVE4820SL102460        KY48F        20435          IL
0561-0       DUNMAR MOVERS CHARLOTTE                      73070       1KKVE5127VL108566        KY51F        20548          IL
0608-0       ELGIN WAREHOUSE & EQUIPMENT                  37727       1XKWDB9X8XJ792191         KW          22291          IL
0750-0       ALL-WAYS/FISHER TRANSPORTATION, INC.         73285       1KKVE5336VL109777        KY53S        20600          IL
0750-0       ALL-WAYS/FISHER TRANSPORTATION, INC.         64242       4FGL05322XL023239        FL53F        20659          IL
0750-0       ALL-WAYS/FISHER TRANSPORTATION               34557       1FUYDSEB1YPF55955        FRTLR        22295
0750-0       ALL-WAYS/FISHER TRANSPORTATION               34574       1FUYDSEB3YPF55956        FRTLR        22296
0750-2       FISHER'S TRANSPORTATION GROUP, INC           72673       1KKVE5024SL102381        KY50F        20397          IL
0750-2       FISHER'S TRANSPORTATION GROUP, INC           72674       1KKVE5028SL102382        KY50F        20398          IL
0750-2       FISHER'S TRANSPORTATION GROUP, INC           72675       1KKVE5028SL102383        KY50F        20401          IL
0750-2       FISHER'S TRANSPORTATION GROUP, INC           72676       1KKVE502XSL102384        KY50F        20402          IL
0801-0       GATES MOVING & STORAGE, INC.                 73376       4FGL53209VA966162        FL53F        20666          IL
1001-0       INTERSTATE MOVING & STORAGE CO.              72888       1KKVE532XTL106045        KY53S        20525          IL
1002-0       INLAND EMPIRE RELOCATION SERVICE             61069       1KKVE5326XL114357        KY53F        20652
1145-0       JACKSON MOVING SERVICES, L.L.C.              73300       4FGL51207VA964740        FL51F        20642          IL
1345-0       LANE'S MOVING & STORAGE, INC.                73223       1KKVE5327VL108614        KY53F        20554
1345-0       LANE'S MOVING & STORAGE, INC.                73979       1KKVE5323WL111740        KY53S        20604
1345-0       LANE'S MOVING & STORAGE, INC.                73980       1KKVE5325WL111741        KY53S        20605
1625-0       BENTON MOVING SERVICES, INC.                 73334       1KKVF5332VL109840        KY53B        20547
1728-0       O'NEILL TRANSFER & STORAGE CO., INC.         38276       1XPCDB8X4SN385176        PETER        22297          IL
1728-0       O'NEILL TRANSFER CO., INC.                   21662       1FV6HFAA7XMB62627        FRTST        24078
1830-0       THE MOVING COMPANY                           61532       1KKVE4824RL097113        KY48F        20658          IL
1830-0       THE MOVING COMPANY                           22347       1FV3HFAC8XHB62611        FRTST        24081          IL
1834-0       SIMONIK MOVING & STORAGE, INC.               72386       1KKVE5020SL102198        KY50S        20393
1834-0       SIMONIK MOVING & STORAGE, INC.               72387       1KKVE5022SL102199        KY50S        20394
1834-0       SIMONIK MOVING & STORAGE, INC.               72388       1KKVE5027SL102200        KY50S        20395
1834-0       SIMONIK MOVING & STORAGE, INC.               22362       1HTSDAAP1RH576423        IHCST        24072
2013-0       RELIABLE VAN & STORAGE CO., INC.             72469       1KKVE4821SL100247        KY48S        20385          IL
2013-0       RELIABLE VAN & STORAGE CO., INC.             72470       1KKVE4823SL100248        KY48S        20386          IL
2013-0       RELIABLE VAN & STORAGE CO.                   72622       1KKVE5328TL106027        KY53S        20470          IL
2013-0       RELIABLE VAN & STORAGE CO., INC.             72711       1KKVE4826SL102303        KY48F        20473
2152-0       SOUTHWEST TRANSFER & STORAGE CO., INC.       72611       1KKVE4824SL102459        KY48F        20405
2152-0       SOUTHWEST TRANSFER & STORAGE CO., INC.       23654       1HTSDAAP5SH240215        IHCST        24076
2614-0       WESTERN VAN & STORAGE                        72648       1KKVE5021SL102366        KY50S        20384          IL

ALLIED VAN LINES EQUIPMENT LEASED TO AGENTS OR USED IN SHUTT

AGENT                                                                                          VEH
CODE                      AGENT NAME                      AVL #             VIN #              TYPE        LEASE #       STATE
-----        --------------------------------------       -----       -----------------       ------       -------       -----
9021-0      AVL SHUTTLE FLEET                            73180        4FGL51202TA964433       FL51F        20515            IL
9021-0      AVL SHUTTLE FLEET                            73180        4FGL51202TA964433       FL51F        20515            IL
9021-0      AVL SHUTTLE                                  73280        1KKVE5320VL109765       KY53S        20572
9021-0      AVL SHUTTLE                                  73374        4FGL53205VA966160       FL53F        20576            IL
9021-0      AVL SHUTTLE                                  73185        4FGL51201TA964438       FL51F        20583            IL

        ALLIED VAN LINES EQUIPMENT LEASED TO AGENTS OR USED IN SHUTT



AGENT
 CODE               AGENT NAME               AVL #        VIN #        VEH TYPE  LEASE # STATE
------  -----------------------------------  -----  -----------------  --------  ------- -----
2617-0  WEST END MOVING & STORAGE CO., INC.  73458  1KKVE5325WL112680  KY53S     20646   IL
2617-0  WEST END MOVING & STORAGE CO., INC.  73459  1KKVE5327WL112681  KY53S     20647   IL
2617-0  WEST END MOVING & STORAGE CO., INC.  73462  1KKVE5322WL112684  KY53S     20648   IL
2617-0  WEST END MOVING & STORAGE CO., INC.  73464  1KKVE5328WL112686  KY53S     20649   IL
8132-0  TRANS ELECTRONICS, INC.              38677  2HSFHAER1VC075507  IHCT      22286   IL
8132-0  TRANS ELECTRONICS, INC.              36888  1KKAD69X7WJ773194   KW       22289   IL
9021-0  AVL SHUTTLE                          63305  1KKVE5126XL114331  KY51F     20671
9021-0  AVL SHUTTLE                          63460  1KKVE512XXL114333  KY51F     20672   IL
9021-0  AVL SHUTTLE                          63588  1KKVE5121XL114334  KY51F     20673   IL
9021-0  AVL SHUTTLE                          63605  1KKVE5123XL114335  KY51F     20674   IL
9021-0  AVL SHUTTLE                          63660  1KKVE5125XL114336  KY51F     20675   IL
9021-0  AVL SHUTTLE                          61229  1KKVE5320XL114368  KY53F     20676   IL
9021-0  AVL SHUTTLE                          61332  1KKVE5321XL114394  KY53F     20677   IL
9021-0  AVL SHUTTLE                          61341  1KKVE5323XL114395  KY53F     20678   IL
9021-0  AVL SHUTTLE                          61387  1KKVE5323XL114400  KY53F     20679   IL
9021-0  AVL SHUTTLE                          61398  1KKVE5325XL114401  KY53F     20680   IL
9021-0  AVL SHUTTLE                          61400  1KKVE5329XL114403  KY53F     20681   IL
9021-0  AVL SHUTTLE                          61401  1KKVE5320XL114404  KY53F     20682   IL
9021-0  AVL SHUTTLE                          61706  1KKVE5122XL114438  KY51F     20683   IL
9021-0  AVL SHUTTLE                          61740  1KKVE5124XL114439  KY51F     20684   IL
9021-0  AVL SHUTTLE                          61760  1KKVE5120XL114440  KY51F     20685   IL
9021-0  AVL SHUTTLE                          61771  1KKVE5122XL114441  KY51F     20686   IL
9021-0  AVL SHUTTLE                          61775  1KKVE5124XL114442  KY51F     20687   IL
9021-0  AVL SHUTTLE                          61802  1KKVE5126XL114443  KY51F     20688   IL
9021-0  AVL SHUTTLE                          61824  1KKVE5128XL114444  KY51F     20689   IL
9021-0  AVL SHUTTLE                          61831  1KKVE512XXL114445  KY51F     20690   IL
9021-0  AVL SHUTTLE                          62345  1KKVE532XXL115477  KY53F     20691   IL
9021-0  AVL SHUTTLE                          70517  1KKVE5120XL115538  KY51F     20692   IL
9021-0  AVL SHUTTLE                          70520  1KKVE5122XL115539  KY51F     20693   IL
9021-0  AVL SHUTTLE                          70662  1KKVE5323XL115546  KY53F     20694   IL
9021-0  AVL SHUTTLE                          70667  1KKVE5325XL115547  KY53F     20695   IL
9021-0  AVL SHUTTLE                          70912  1KKVE5329XL115552  KY53F     20696   IL
AGTDEV  AVL AGENGY DEVELOPMENT               72610  1KKVE4822SL102458  KY48F     20471   IL
AGTDEV  AVL AGENCY DEVELOPMENT               72704  1KKVE4822SL102296  KY48F     20478
AGTDEV  AVL AGENCY DEVELOPMENT               72656  1KKVE4828SL102237  KY48F     20479
AGTDEV  AVL AGENCY DEVELOPMENT               72714  1KKVE4821SL102306  KY48F     20480
AGTDEV  AVL AGENCY DEVELOPMENT               72699  1KKVE4828SL102223  KY48F     20530   IL
AGTDEV  AVL AGENCY DEVELOPMENT               72725  1KKVE4825SL102471  KY48F     20531   IL

21829   JEFFREY A. FISHER                    38883  1XKADB9X0RR641327   KW       22260   IL
24688   RICHARD LOPEZ                        34923  1XKADB9X0SJ646046   KW       22261
0750-0  FISHER'S MOVING & STORAGE            23354  1HTSDAAN6RH594852  IHCST     24064
1618-0  NEW ENGLAND HOUSEHOLD MVG & STG INC  23400  1HTSCACN5SH612196  IHCST     24067
2013-0  RELIABLE VAN & STORAGE CO., INC      34947  1XKADB9X2SJ646047   KW       22264   IL

99999   CHARLES SARGENT                                                FRTLR     22186   IL
0060-0  ASTRO MOVING & STORAGE               62552  1KKVE4821RL097621  KY48S     20389   IL
0065-0  AMBASSADOR MOVING & STORAGE          72289  1KKVE4822RL097577  KY48F     20353   IL
0137-0  BLOCKER TRANSFER & STORAGE CO.,      62153  1KKVE4825RL097573  KY48F     20344   IL
        INC.
0137-0  BLOCKER TRANSFER & STORAGE CO.,      72284  1KKVE4829RL097575  KY48F     20350   IL
        INC.
0137-0  BLOCKER TRANSFER & STORAGE CO.,      62231  1KKVE4827RL097574  KY48F     20351   IL
        INC.
0383-0  DUNMAR MOVING SYSTEMS                73179  4FGL51200TA964432  FL51F     20532   IL
0510-0  EXCEL MOVING AND STORAGE, INC.       73183  4FGL51208TA964436  FL51F     20700   IL
1002-0  INLAND EMPIRE RELOCATION SERVICE     62032  1KKVE4829RL097110  KY48F     20330

2408-0  CHARLES H. CLINE                     62091  1KKVE4828RL097910  KY48S     20372   IL
2516-0  VIP TRANSPORT, INC.                  61601  1KKVE4828RL097907  KY48S     20342   IL
2614-0  WESTERN VAN & STORAGE                64951  1KKVE4821NL092722  KY48F     20332   IL
9021-0  ALLIED VAN LINES, INC. SHUTTLE       72330  1KKVE4824RL097886  KY48F     20368   IL
        FLEET
9021-0  AVL SHUTTLE FLEET                    73150  1KKVE4828TL105964  KY48F     20494
9021-0  AVL SHUTTLE FLEET                    73185  4FGL51201TA964438  FL51F     20500   IL

 CUST
  NO.              NAME/LESSEE                 AVL #         VIN #        VEH TYPE   CUST NO.  LEASE #  REG STATE
------  -------------------------------------  -----  -----------------  ---------   --------  -------  ---------
 11870  WILLIAM E. CONDON JR.                  34011   1XKADB8X4ARJ632628 KW           11870    22278
 14781  WILLIAM CLIFTON                        33061   1XKW049X1XJ815497  KW           14781    22285      IL
 20287  KEVIN T. UNDERHILL, SR.                34190   IHSRUAHR1VH417227  IHCT         20287    22285      IL
 21829  JEFFREY A. FISHER                      31500   4VG7DAJKOXN231901  VOLVO        21829    22285      IL
 23098  MARC J. QUIRON                         36014   2FUYDXYB7TAB18348  FRTLTR       23098    22284      IL
 34825  GEORGE RANSON                          31318   4VG7DAU5XN791405   VOLVO        34825    22292      IL
0049-0  ASTRO MOVING & STORAGE CO., INC.       60935   1KKVE5123XL114319  KY51F       0049-0    20855      IL
0049-0  ASTRO MOVING & STORAGE CO., INC.       62481   1KKVE5327XL115453  KY53F       0049-0    20857      IL
0049-0  ASTRO MOVING & STORAGE CO., INC.       63011   1KKVE5124WL112984  KY51F       0049-0    20637      IL
0049-0  ASTRO MOVING & STORAGE                 24901   1KKVE5124WL112984  KY48F       0049-0    20637      IL
0049-0  ASTRO MOVING & STORAGE CO., INC.       72707   1KKVE482SL102299   KY48F       0049-0    20396      IL
0049-0  ASTRO MOVING & STORAGE                 72709   1KKVE4822SL102301  KY48F       0049-0    20487      IL
0049-0  ASTRO MOVING & STORAGE                 73170   4FGL5320XTA984082  FL53F       0049-0    20526      IL
0053-0  ASTRO LAW'S MOVING & STORAGE           60967   IKKVE51ZXXL114350  KY51F       0053-0    20850      IL
0053-0  ASTRO LAW'S MOVING & STORAGE           63074   IKKVE5128WL112985  KY51F       0053-0    20638
0053-0  ASTRO LAW'S MOVING & STORAGE           71007   1KKVE4821RL097821  KY48S       0053-0    20389      IL
0053-0  ASTRO LAW'S MOVING & STORAGE           71007   IKKVE532XL115618   KY53F       0053-0    20702      IL
0085-0  AMBASSADOR MOVING & STORAGE            60894   1KKVE4822RL097577  KY48F       0085-0    20654      IL
0085-0  AMBASSADOR MOVING & STORAGE            72289   1KKVE4822RL097577  KY48F       0085-0    20353      IL
0078-0  ASSOCIATED MOVING & STORAGE CO., INC.  72780   1KKVE5022TL105976  KY50F       0078-0    20481      IL
0078-0  ASSOCIATED MOVING & STORAGE CO., INC.  72781   1KKVE5024TL105977  KY50F       0078-0    20482      IL
0131-0  BURNETT MOVING & STORAGE, INC.         23890   1FV8HFAA1XH852824  FRTST       0131-0    24082
0137-0  BLOCKER TRANSFER & STORAGE CO., INC.   73372   4FGL53201VA908205  FL53F       0137-0    20802      IL
0383-0  BLOCKER TRANSFER & STORAGE CO., INC.   73373   4FGL53203VA985206  FL53F       0383-0    20803      IL
0422-0  DUMNAR MOVING SYSTEMS                  73179   4FGL51200TA954432  FL51F       0422-0    20532      IL
0422-0  CHAMPION MOVING & STORAGE, INC.        73177   1FG151207TA984432  FL51F       0422-0    20888      IL
0512-0  CHAMPION MOVING & STORAGE, INC.        73191   4FG151207TA98444   FL51F       0512-0    20887      IL
0512-0  TREDWAYS MOVING & STORAGE              72608   1KKVE4820SL102480  KY48F       0512-0    20435      IL
0561-0  DUNMAR MOVERS CHARLOTTE                73070   1KKVE5127VL106566  KY51F       0561-0    20548      IL
0608-0  ELGIN WAREHOUSE & EQUIPMENT            37727   1XKWD89XBXJ792191  KW          0608-0    22291      IL
0610-0  EXCEL MOVING AND STORAGE INC           73183   4FGL51208TAB64436  FL51F       0610-0    20700      IL
0750-0  FISHER'S MOVING & STORAGE              23354   1HTSDAAN6RH594852  HCST        0750-0    24064
0750-0  ALL-WAYS/FISHER TRANSPORTATION         34557   1FUYDSEB1YPF55955  FRTLR       0750-0    22295
0750-0  ALL-WAYS/FISHER TRANSPORTATION         34574   1FUYDSEB3YPF55956  FRTLR       0750-0    22298
0750-0  ALL-WAYS/FISHER TRANSPORTATION INC     64242   4FCL053222L023229  FL53F       0750-0    20659      IL
0750-0  ALL-WAYS/FISHER TRANSPORTATION, INC    73285   1KKVE5336VL109777  KY535       0750-0    20800      IL
0750-2  FISHER'S TRANSPORTATION GROUP, INC     72673   1KKVE5024SL102381  KY50F       0750-2    20397      IL
0750-2  FISHER'S TRANSPORTATION GROUP, INC     72674   1KKVE5026SL102382  KY50F       0750-2    20398      IL
0750-2  FISHER'S TRANSPORTATION GROUP, INC     72675   1KKVE5028SL102383  KY50F       0750-2    20401      IL
0750-2  FISHER'S TRANSPORTATION GROUP, INC     72876   1KKVE502XSL102384  KY50F       0750-2    20402      IL
0801-0  GATES MOVING & STORAGE, INC            73378   4FGL53209VA965162  FL53F       0801-0    20665      IL
1001-0  INTERSTATE MOVING & STORAGE, CO        72688   1KKVE532XTL106045  KY53S       1001-0    20525      IL
1002-0  INLAND EMPIRE RELOCATION SERVICE       61069   1KKVE5326XL114357  KY53F       1002-0    20852
1002-0  INLAND EMPIRE RELOCATION SERVICE       62032   1KKVE4829RL097110  KY48F       1002-0    20330
1145-0  JACKSON MOVING SERVICES, LLC           73300   4FGL51207VA964740  FL51F       1145-0    20642      IL
1345-0  LANE'S MOVING & STORAGE, INC           73223   1KKVE5327VL106614  KY53F       1345-0    20554
1345-0  LANE'S MOVING & STORAGE, INC           73979   1KKVE5323WL111740  KY536S      1345-0    20604
1345-0  LANE'S MOVING & STORAGE, INC           73980   1KKVE532WL111741   KY53S       1345-0    20605
1618-0  NEW ENGLAND HOUSEHOLD MVG & STG INC    23400   1HTSCACNSSH612196  HCST        1618-0    24067
1625-0  BENTON MOVING SERVICES, INC            73334   1KKVF5332VL109840  KY53B       1625-0    20547
1725-0  O'NEILL TRANSFER CO INC                21852   1FV6HFAA7XH862627  FRTST       1725-0    24078
1728-0  O'NEILL TRANSFER & STORAGE CO INC      38276   1XPCDB8X4SN385178  PETER       1728-0    22297      IL
1830-0  THE MOVING COMPANY                     22347   1FV3HFAC8XHB62611  FRTST       1830-0    24081      IL
1830-0  THE MOVING COMPANY                     61532   1KKVE4824RL097113  KY48F       1830-0    20858      IL
1834-0  SIMONIK MOVING & STORAGE, INC          22362   1HTSOAAP1RH576423  IHCST       1834-0    24072
1834-0  SIMONIK MOVING & STORAGE, INC          72386   1KKVE5020SL102198  KY50S       1834-0    20393
1834-0  SIMONIK MOVING & STORAGE, INC          72387   1KKVE5022SL102199  KY50S       1834-0    20334
1834-0  SIMONIK MOVING & STORAGE, INC          72388   1KKVE5027SSL102200 KY50S       1834-0    20395
2013-0  RELIABLE VAN & STORAGE CO, INC         34947   1XXAD89X2SJ646047  KW          2013-0    22264      IL
2013-0  RELIABLE VAN & STORAGE CO, INC         72469   1KKVE4821SL100247  KY48S       2013-0    20385      IL
2013-0  RELIABLE VAN & STORAGE CO, INC         72470   1KKVE4823SL100248  KY48S       2013-0    20386      IL
2013-0  RELIABLE VAN & STORAGE CO              72622   1KKVE5328TL106027  KY53S       2013-0    20470      IL
2013-0  RELIABLE VAN & STORAGE CO, INC         72711   1KKVE4826SL102303  KY48F       2013-0    20473
2152-0  SOUTHWEST TRANSFER & STORAGE CO, INC   23854   1HTSDAAP5SH240215  HCST        2152-0    24076
2152-0  SOUTHWEST TRANSFER & STORAGE CO, INC   72511   1KKVE4824SL102459  KY48F       2152-0    20405
2408-0  CHARLES CLINE                          62091   1KKVE4826RL097910  KY48S       2408-0    20372      IL
2516-0  VIP TRANSPORT, INC                     61601   KKVE4828PCL087907  KY48S       2516-0    20342      IL
2614-0  WESTERN VAN & STORAGE                  64951   1KKVE4821NL0-92722 KY48F       2614-0    20332      IL
2614-0  WESTERN VAN & STORAGE                  72648   1KKVE5021SL102386  KY50S       2614-0    20384      IL
2617-0  WEST END MOVING & STORAGE CO. INC      73458   1KKVE5325WL112880  KY53S       2617-0    20846      IL
2617-0  WEST END MOVING & STORAGE CO. INC      73459   1KKVE5327WL112881  KY53S       2617-0    20847      IL
2617-0  WEST END MOVING & STORAGE CO. INC      73452   1KKVE5325WL112886  KY53S       2617-0    20849      IL
8132-0  TRANS ELECTRONICS, INC                 36888   1XKAD68X7WJ773914  KW          8132-0    22289      IL
8132-0  TRANS ELECTRONICS, INC                 36877   2HSFHAER1VC075507  IHCT        8132-0    22286      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         61229   1KKVE5320XL114368  KY53F       9021-0    20676      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         61332   1KKVE5321XL114394  KY53F       9021-0    20677      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         61341   1KKVE5323XL114395  KY53F       9021-0    20678      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         61387   1KKVE5323XL114400  KY53F       9021-0    20679      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         61398   1KKVE5323XL114401  KY53F       9021-0    20680      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         61400   1KKVE5323XL114400  KY53F       9021-0    20681      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         61401   1KKVE5323XL114404  KY53F       9021-0    20882      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         61708   1KKVE5122XL114438  KY51F       9021-0    20883      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         61740   1KKVE5124XL114439  KY51F       9021-0    20884      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         61780   1KKVE5120XL114440  KY51F       9021-0    20885      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         61771   1KKVE5122XL114441  KY51F       9021-0    20686      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         61775   1KKVE5124XL114442  KY51F       9021-0    20687      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         61802   1KKVE5128XL114443  KY51F       9021-0    20888      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         61824   1KKVE5128XL114444  KY51F       9021-0    20689      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         61831   1KKVE5128XL114445  KY51F       9021-0    20690      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         62345   1KKVE532XXL115477  KY53F       9021-0    20691      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         63305   1KKVE5126XL114331  KY51F       9021-0    20671      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         63460   1KKVE512XXL11433   KY51F       9021-0    20672      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         63588   1KKVE5121XL114334  KY51F       9021-0    20673      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         63605   1KKVE5123XL114335  KY51F       9021-0    20674      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         63660   1KKVE5121XL114336  KY51F       9021-0    20675      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         70517   1KKVE5120XL115538  KY51F       9021-0    20692      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         70520   1KKVE5122XL115539  KY51F       9021-0    20693      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         70662   1KKVE5323XL115548  KY53F       9021-0    20694      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         70667   1KKVE5323XL115547  KY53F       9021-0    20695      IL
9021-0  AVL SHUTTLE / INVENTORY RESALE         70912   1KKVE5329XL115552  KY53F       9021-0    20696      IL
9021-0  EHMKE MOVERS                           73150   1KKVE4828TL105964  KY48F       9021-0    20494      IL
9021-0  WHALEN'S MOVING & STORAGE              73180   4FG51202TA964433   FL51F       9021-0    20515      IL
9021-0  INTERSTATE MOVING & STORAGE CO         73185   4FG51201TA964438   FL51F       9021-0    20500      IL
AGTDEV  AVL AGENCY DEVELOPMENT / CITIZENS TRF  72610   1KKVE4822SL102458  KY48F       AGTDEV    20471      IL
AGTDEV  AVL AGENCY DEVELOPMENT / CITIZENS TRF  72656   1KKVE4828SL102237  KY48F       AGTDEV    20479
AGTDEV  AVL AGENCY DEVELOPMENT / M&L TRANSFER  72699   1KKVE4828SL102223  KY48F       AGTDEV    20530      IL
AGTDEV  AVL AGENCY DEVELOPMENT / CITIZENS TRF  72704   1KKVE4822SL102298  KY48F       AGTDEV    20478
AGTDEV  AVL AGENCY DEVELOPMENT / CITIZENS TRF  72714   1KKVE4821SL102308  KY48F       AGTDEV    20480
AGTDEV  AVL AGENCY DEVELOPMENT / CITIZENS TRF  72725   1KKVE4825SL102471  KY48F       AGTDEV    20531      IL
